UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

[ ] Pre-Effective                                       [X] Post-Effective
    Amendment No.                                           Amendment No. 1

                           EVERGREEN MONEY MARKET TRUST
               (Exact name of registrant as specified in charter)

                 Area Code and Telephone Number: (914) 694-2020

                             2500 Westchester Avenue
                            Purchase, New York 10577
                    (Address of principal executive offices)

                              James P. Wallin, Esq.
                        Evergreen Asset Management Corp.
                             2500 Westchester Avenue
                            Purchase, New York 10577
                     (Name and address of agent for service)




     Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

     It is proposed that this filing will become effective (check appropriate box):

[X]  immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursunt to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940 (File No. 33-16706); accordingly, no fee is payable herewith. Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended August 31, 1996 was filed with the Commission on or about October 31, 1996.

                           EVERGREEN MONEY MARKET TRUST

                              CROSS REFERENCE SHEET

            Pursuant to Rule 481(a) under the Securities Act of 1933

                                           Location in Prospectus/Proxy
Item of Part A of Form N-14                            Statement

1.  Beginning of Registration Statement    Cross Reference Sheet; Cover Page
    and Outside Front Cover Page of
    Prospectus

2. Beginning and Outside Back Cover Page Table of Contents of Prospectus

3.  Fee Table, Synopsis Information and    Comparison of Fees and Expenses;
    Risk Factors                           Risks


4.  Information About the Transaction      Summary; Reasons for the
                                           Reorganization; Comparative
                                           Information on Shareholders' Rights;
                                           Exhibit A (Agreement and Plan of
                                           Reorganization)

5.  Information about the Registrant       Cover Page; Summary; Comparison of
                                           Investment Objectives and Policies;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

6.  Information about the Company          Cover Page; Summary; Comparison of
    Being Acquired                         Investment Objectives and Policies;
                                           Comparative Information on
                                           Shareholders' Rights; Additional
                                           Information

7.  Voting Information                     Cover Page; Summary; Voting
                                           Information Concerning the Meeting

8.  Interest of Certain Persons            Financial Statements and Experts;
    and Experts                            Legal Matters

9.  Additional Information Required for    Inapplicable
    Reoffering by Persons Deemed to be
    Underwriters

Item of Part B of Form N-14

10.  Cover Page                            Cover Page

11.  Table of Contents                     Omitted

12.  Additional Information About the      Statement of Additional Information
     Registrant                            of the Evergreen Money Market Fund
                                           dated October 31, 1996, as Amended
                                           May 20, 1997

13.  Additional Information about          Statement of Additional Information
     the Company Being Acquired            of Keystone Liquid Trust dated
                                           October 31, 1996, as Supplemented
                                           January 1, 1997

14.  Financial Statements                  Financial Statements dated
                                           August 31, 1996 and February 28, 1997
                                           of Evergreen Money Market Fund

                                           Financial Statements dated
                                           June 30, 1996 and December 31, 1996
                                           of Keystone Liquid Trust
Item of Part C of Form N-14

15.  Indemnification                       Incorporated by Reference to Part A
                                           Caption - "Comparative Information
                                           on Shareholders' Rights - Liability
                                           and Indemnification of Trustees"

16.  Exhibits                              Item 16. Exhibits

17.  Undertakings                          Item 17. Undertakings

                                        (EVERGREEN KEYSTONE
                                         LOGO  FUNDS  LOGO)

May 20, 1997


Dear Shareholder:


     We are pleased to announce that the combination of the Evergreen Keystone organization is well underway, and with the combined power of Evergreen Keystone we will be able to bring our investment and service capabilities to a new level. One of the areas we are focusing on is merging funds with similar objectives to maximize the potential for lower overall expenses and greater operating efficiencies.



     The enclosed Prospectus/Proxy Statement contains a proposal to combine the Keystone Liquid Trust with the Evergreen Money Market Fund, a separate series of the Evergreen Money Market Trust. This proposal is scheduled to be voted on at a special meeting of shareholders of the Keystone Liquid Trust on July 14, 1997.



     The reorganization has been structured as a tax-free transaction for shareholders. We believe it will result in one combined fund with greater efficiencies than two separate funds. This reorganization is not expected to affect the total value of your investment.


SUMMARY OF BENEFITS


       (Bullet) Potential for greater operating efficiencies
       (Bullet) Eliminate redundancies in fund offerings


     The Fund's Trustees have very carefully reviewed this proposed reorganization and believe it is in the best interests of shareholders. They recommend you vote FOR the proposal, which is described in detail in the attached Prospectus/Proxy Statement.

VOTING INSTRUCTIONS


     This package contains the materials you will need to vote. To vote, please sign the attached proxy card and return it today in the postage-paid envelope. It is extremely important that you vote, no matter how many shares you own. This is an opportunity to voice your opinion on an important matter affecting your investment.


     If you have any questions regarding the proposed transaction or if you would like additional information about the Evergreen Keystone family of mutual funds, please telephone your financial adviser or Evergreen Keystone at 1-800-343-2898.


Sincerely,



/s/ Albert H. Elfner, III                               /s/ George S. Bissell
Albert H. Elfner, III                                   George S. Bissell
CHAIRMAN                                                CHAIRMAN OF THE BOARD
Keystone Investment Management Company                  Keystone Funds

                             KEYSTONE LIQUID TRUST
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 14, 1997

     NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Keystone Liquid Trust will be held at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts on Friday, July 14, 1997 at 3:00 p.m., Eastern time, for the following purposes:


     1. To approve or disapprove an Agreement and Plan of Reorganization (the "Plan"), providing for Evergreen Money Market Fund to acquire all of the assets of the Keystone Liquid Trust in exchange for shares of the Evergreen Money Market Fund, and for Evergreen Money Market Fund to assume certain identified liabilities of Keystone Liquid Trust. The Plan also provides for Evergreen Money Market Fund to distribute its shares to shareholders of the Keystone Liquid Trust in liquidation and subsequent termination of the Keystone Liquid Trust. A vote in favor of the Plan is a vote in favor of the liquidation and dissolution of the Keystone Liquid Trust.


     2. To transact any other business which may properly come before the Meeting or any adjournment thereof.

     The Trustees of Keystone Liquid Trust have fixed the close of business on May 16, 1997 as the record date for the determination of shareholders of the Keystone Liquid Trust entitled to notice of and to vote at the Meeting or any adjournment thereof.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                         By Order of the Board of Trustees

                                         GEORGE O. MARTINEZ
                                         SECRETARY


May 20, 1997

                     INSTRUCTIONS FOR EXECUTING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card(s).

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card(s).

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card(s) should be indicated unless it is reflected in the form of Registration. For example:


REGISTRATION                                        VALID SIGNATURE

Corporate Accounts
(1) ABC Corp.                                       ABC Corp.
(2) ABC Corp.                                       John Doe, Treasurer
(3) ABC Corp.
     c/o John Doe, Treasurer                        John Doe, Treasurer
(4) ABC Corp. Profit Sharing Plan                   John Doe, Trustee

Trust Accounts
(1) ABC Trust                                       Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee                            Jane B. Doe
     u/t/d 12/28/78

Custodial or Estate Accounts
(1) John B. Smith, Cust.                            John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith                                   John B. Smith, Jr., Executor

                 PROSPECTUS/PROXY STATEMENT DATED MAY 20, 1997


                            ACQUISITION OF ASSETS OF

                             KEYSTONE LIQUID TRUST
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                        BY AND IN EXCHANGE FOR SHARES OF

                          EVERGREEN MONEY MARKET FUND
                                  A SERIES OF
                          EVERGREEN MONEY MARKET TRUST
                            2500 WESTCHESTER AVENUE
                            PURCHASE, NEW YORK 10577


     This Prospectus/Proxy Statement is being furnished to shareholders of Keystone Liquid Trust ("KLT") in connection with a proposed Agreement and Plan of Reorganization (the "Plan") to be submitted to shareholders of KLT for consideration at a special meeting of shareholders to be held on July 14, 1997, at 3:00 p.m. at the offices of the Fund, 200 Berkeley Street, Boston, Massachusetts, and any adjournments thereof (the "Meeting"). The Plan provides for Evergreen Money Market Fund ("EMMF") to acquire all of the assets of KLT in exchange for shares of EMMF and for EMMF to assume certain identified liabilities of KLT (the "Reorganization"). (KLT and EMMF each may also be referred to in this Prospectus/Proxy Statement as a "Fund" and together, as the "Funds"). Following the Reorganization, EMMF will distribute its shares to shareholders of KLT in liquidation of KLT and KLT will be terminated. KLT's shareholders will receive shares of the class of EMMF (the "Corresponding Shares") having the same letter designation and substantially the same distribution-related fees, shareholder servicing-related fees and contingent deferred sales charges ("CDSCs"), if any, as the shares of the class of KLT held by them prior to the Reorganization. As a result of the proposed Reorganization, shareholders of KLT will receive that number of full and fractional Corresponding Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of KLT. The Reorganization is being structured as a tax-free reorganization for federal income tax purposes.


     EMMF is a separate series of Evergreen Money Market Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). EMMF seeks to achieve as high a current level of current income as is consistent with preserving capital and providing liquidity.


     This Prospectus/Proxy Statement, which shareholders should retain for future reference, sets forth concisely the information about EMMF that shareholders of KLT should know before voting on the Reorganization. This Prospectus/Proxy Statement incorporates by reference a Statement of Additional Information dated May 20, 1997, which has been filed with the Securities and Exchange Commission ("SEC"), that also relates to the Reorganization. The Statement of Additional Information is comprised of certain documents, including the financial statements of EMMF dated August 31, 1996, and February 28, 1997, and the financial statements of KLT dated June 30, 1996, and December 31, 1996. Shareholders may obtain, without charge, a copy of the Statement of Additional Information relating to this Prospectus/Proxy Statement by writing to EMMF at 2500 Westchester Avenue, Purchase, New York 10577 or by calling toll-free 1-800-343-2898.



     The Prospectus of EMMF relating to Class A, Class B and Class C shares dated October 31, 1996, as amended May 20, 1997, is incorporated herein by reference, insofar as it relates to EMMF only, and not to any other fund described therein. Shareholders of KLT will receive a copy of EMMF's Prospectus elating to the class of shares they will receive in the Reorganization with this Prospectus/Proxy Statement. Shareholders can find additional information about EMMF in its Statement of Additional Information of the same date, which is available upon request and without charge by writing or calling to EMMF at the address or telephone number listed in the preceding paragraph. EMMF has filed a copy of its Statement of Additional Information with the SEC.


     The Prospectus of KLT dated October 31, 1996, as supplemented January 1, 1997, is incorporated herein by reference. Shareholders may obtain copies of the Prospectus and a Statement of Additional Information dated the same date, without charge, by writing to KLT at 200 Berkeley Street, Boston, Massachusetts 02116 or by calling toll-free 1-800-343-2898.

     Included as Exhibit A of this Prospectus/Proxy Statement is a copy of the Plan.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF FIRST UNION CORPORATION OR ANY OF ITS SUBSIDIARIES, ARE NOT ENDORSED OR GUARANTEED BY FIRST UNION CORPORATION, OR ANY OF ITS SUBSIDIARIES, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS


                                                                           PAGE
COMPARISON OF FEES AND EXPENSES.........................................     4
SUMMARY.................................................................     5
  Proposed Plan of Reorganization.......................................     5
  Tax Consequences......................................................     6
  Investment Objectives and Policies of EMMF and KLT....................     6
  Comparative Performance Information of Each Fund......................     6
  Management of the Funds...............................................     7
  Investment Advisers and Sub-Adviser...................................     7
  Distribution of Shares................................................     7
  Purchase and Redemption Procedures....................................     8
  Exchange Privileges...................................................     8
  Dividend Policy.......................................................     9
RISKS...................................................................     9
REASONS FOR THE REORGANIZATION..........................................     9
  Agreement and Plan of Reorganization..................................    10
  Federal Income Tax Consequences.......................................    11
  Pro forma Capitalization..............................................    12
  Shareholder Information...............................................    12
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES........................    14
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.........................    15
  Form of Organization..................................................    15
  Capitalization........................................................    15
  Shareholder Liability.................................................    15
  Shareholder Meetings and Voting Rights................................    15
  Liquidation or Dissolution............................................    15
  Liability and Indemnification of Trustees.............................    16
  Rights of Inspection..................................................    16
ADDITIONAL INFORMATION..................................................    16
VOTING INFORMATION CONCERNING THE MEETING...............................    16
FINANCIAL STATEMENTS AND EXPERTS........................................    18
LEGAL MATTERS...........................................................    18
OTHER BUSINESS..........................................................    18

                        COMPARISON OF FEES AND EXPENSES


     SHAREHOLDER TRANSACTION AND ANNUAL FUND OPERATING EXPENSES. The following table shows the shareholder transaction expenses and annual fund operating expenses associated with an investment in the Class A, Class B, and Class C shares of EMMF and KLT. The amounts for Class A and Class B shares of EMMF are based on its expenses for the fiscal year ended August 31, 1996. The amounts for Class C shares of EMMF are based on estimated expenses for the fiscal year ended August 31, 1997. The amounts for KLT are based on its fiscal year ended June 30, 1996. All amounts are adjusted for voluntary expense waivers. The amounts for the EMMF pro forma are based on what the combined expenses would have been for the twelve months ended August 31, 1996.


             COMPARISON OF CLASS A, CLASS B, AND CLASS C SHARES OF
                     EMMF WITH CORRESPONDING SHARES OF KLT


                                                   EMMF                          KLT                     EMMF PRO FORMA
SHAREHOLDER TRANSACTION EXPENSES        CLASS A   CLASS B   CLASS C   CLASS A  CLASS B   CLASS C   CLASS A   CLASS B   CLASS C
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price).....................    None      None      None      None     None      None      None      None      None
Contingent Deferred Sales Charge (as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower).................    None     5.00%(1)  1.00%      None    5.00%(1)  1.00%      None     5.00%(1)  1.00%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE DAILY
  NET ASSETS)
Advisory Fees.........................   0.34%     0.34%     0.34%     0.50%    0.50%     0.50%     0.34%     0.34%     0.34%
12b-1 Fees (2)........................   0.30%     1.00%     1.00%     0.06%    1.00%     1.00%     0.30%     1.00%     1.00%
Other Expenses........................   0.11%     0.11%     0.11%     0.42%    0.41%     0.44%     0.11%     0.11%     0.11%
Total Fund Operating Expenses (after
  reimbursement)(3)...................   0.75%     1.45%     1.45%     0.98%    1.91%     1.94%     0.75%     1.45%     1.45%


(1) The deferred sales charge declines from 5.00% to 1.00% if redeemed during the month of purchase and the 72-month period following the month of purchase.


(2) Class A shares of EMMF can pay up to 0.75% of average net assets as a 12b-1 Fee. For the foreseeable future, the Class A 12b-1 fees will be limited to 0.30% of average net assets. Class A shares of KLT pay up to 0.25% of average net assets as a 12b-1 fee. For Class B and Class C shares of EMMF and KLT, a portion of the 12b-1 fees equivalent to 0.25% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 fees will be limited to 0.75% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.



(3) Evergreen Asset Management Company ("EAMC") has agreed to reimburse EMMF to the extent that the Fund's aggregate annual operating expenses (including the investment adviser's fee, but excluding taxes, interest, brokerage commissions, Rule 12b-1 distribution fees and shareholder services fees and extraordinary expenses) exceed 1% of the average net assets for any fiscal year. The annual operating expenses and examples reflect the voluntary fee waivers of 0.14% of average net assets for EMMF for the fiscal year ended August 31, 1996. Absent such fee waivers, the expenses for EMMF would have been 0.89%, and 1.59% of average net assets for Class A and Class B shares respectively. Absent such fee waiver, it is expected that estimated expenses for Class C shares would total 1.59%.

     EXAMPLES. The purpose of the following example is to assist a KLT shareholder in understanding the various costs and expenses that an investor in EMMF, as a result of the Reorganization, would bear directly and indirectly, as compared with the various direct and indirect expenses currently borne by a shareholder in KLT. The example shows for each Fund, and for EMMF, pro forma, assuming consummation of the Reorganization, the cumulative effect of shareholder transaction expenses and annual fund operating expenses indicated above on a $1,000 investment in each Class of shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period and (iii) additionally for Class B and Class C shares, no redemption at the end of each period. These examples should not be considered a representation of past or future expenses or annual return. Actual expenses may be greater or less than those shown. Moreover, while the examples assume a 5% annual return, a Fund's actual performance will vary and may result in actual returns that are greater or less than 5%.


                                                  EMMF                                KLT                      EMMF PRO FORMA
                                     ONE     THREE    FIVE      TEN     ONE     THREE    FIVE      TEN     ONE     THREE    FIVE
                                     YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS    YEARS    YEAR    YEARS    YEARS
Class A...........................   $ 8      $24      $42     $  93    $10      $31     $  54    $ 120    $ 8      $24      $42
Class B (assuming redemption at
  end of period)..................   $65      $76      $99     $ 146    $69      $90     $ 123    $ 188    $65      $76      $99
Class B (assuming no redemption at
  end of period)..................   $15      $46      $79     $ 146    $19      $60     $ 103    $ 188    $15      $46      $79
Class C (assuming redemption at
  end of period)..................   $25      $46       --        --    $30      $61     $ 105    $ 226    $25      $46       --
Class C (assuming no redemption at
  end of period)..................   $15      $46       --        --    $20      $61     $ 105    $ 226    $15      $46       --


                                     TEN
                                    YEARS
Class A...........................  $  93
Class B (assuming redemption at
  end of period)..................  $ 146
Class B (assuming no redemption at
  end of period)..................  $ 146
Class C (assuming redemption at
  end of period)..................     --
Class C (assuming no redemption at
  end of period)..................     --


                                    SUMMARY


     THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS/PROXY STATEMENT, THE PROSPECTUS OF EMMF DATED OCTOBER 31, 1996, AS AMENDED MAY 20, 1997, AND THE PROSPECTUS OF KLT DATED OCTOBER 31, 1996, AS SUPPLEMENTED JANUARY 1, 1997, (WHICH ARE INCORPORATED HEREIN BY REFERENCE) AND THE PLAN, A FORM OF WHICH IS ATTACHED TO THIS PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.


PROPOSED PLAN OF REORGANIZATION


     The Plan provides for KLT to exchange all of its assets for shares of EMMF and for EMMF to assume certain identified liabilities of KLT. The Plan also calls for EMMF to distribute its shares to KLT shareholders in liquidation of KLT. As a result of the Reorganization, the shareholders of KLT will become the owners of that number of full and fractional Corresponding Shares of EMMF having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of KLT as of the close of business immediately prior to the date that KLT's assets are exchanged for shares of EMMF.


     The Trustees of KLT, including the Trustees who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Trustees"), have concluded that the Reorganization would be in the best interests of shareholders of KLT and will not dilute the interests of the shareholders of KLT. Accordingly, the Trustees have submitted the Plan to KLT's shareholders for their approval.


     THE BOARD OF TRUSTEES OF KLT RECOMMENDS APPROVAL BY SHAREHOLDERS OF KLT OF THE PLAN EFFECTING THE REORGANIZATION.



     The Trustees of Evergreen Money Market Trust, on behalf of EMMF, have also approved the Plan, and accordingly, EMMF's participation in the Reorganization.



     Approval of the Reorganization on the part of KLT will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class, at a meeting at which a quorum is present. One fourth of the total number of shares of KLT outstanding and entitled to vote constitutes a quorum at the Meeting. See "Voting Information Concerning the Meeting." The Reorganization is scheduled to take place on or about July 31, 1997.


     If the shareholders of KLT do not vote to approve the Reorganization, the Trustees of KLT will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES


     Prior to or at the completion of the Reorganization, KLT will have received an opinion of counsel that the Reorganization has been structured so that no gain or loss will be recognized by KLT or its shareholders for federal income tax purposes as a result of the receipt of shares of EMMF in the Reorganization. The holding period and aggregate tax basis of the Corresponding Shares of EMMF that are received by KLT shareholders will be the same as the holding period and aggregate tax basis of shares of KLT previously held by such shareholders, provided that shares of KLT are held as capital assets. In addition, the holding period and tax basis of the assets of KLT in the hands of EMMF as a result of the Reorganization will be the same as in the hands of KLT immediately prior to the Reorganization and no gain or loss will be recognized by EMMF upon the receipt of the assets of the KLT in exchange for shares of EMMF and the assumption by the EMMF of certain identified liabilities of KLT.


INVESTMENT OBJECTIVES AND POLICIES OF EMMF AND KLT

     The investment objectives of EMMF and KLT are substantially identical in that each seeks to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. Also, each Fund invests in high quality money market instruments that are determined to present minimal credit risk and to be of eligible quality under SEC Rule 2a-7 promulgated under the 1940 Act ("Rule 2a-7"). See "Comparison of Investment Objectives and Policies" below.

COMPARATIVE PERFORMANCE INFORMATION OF EACH FUND


     The Prospectuses and Statements of Additional Information of the Funds discuss the manner of calculation of total return, yield and effective yield. The average annual total return of Class A and Class B of each Fund and Class C shares for KLT for the one-, five- and ten-year periods ended March 31, 1997, and for the periods from inception through March 31, 1997, are set forth in the table below. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.



                          AVERAGE ANNUAL TOTAL RETURNS



                                                                            EMMF (1)                            KLT
                                                                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
One Year.......................................................     4.89%     (0.84%)       N/A      4.50%     (0.47%)     3.54%
Five Years.....................................................     5.10%(2)   3.05%(2)     N/A      3.63%      2.42%(2)   2.86%(2)
Ten Years......................................................       N/A        N/A        N/A      5.13%        N/A        N/A
Inception Date.................................................    1/4/95    1/26/95        N/A     9/1/75     2/1/93     2/1/93


(1) Reflects waiver of advisory fees and reimbursements and/or waivers of expenses. Without such reimbursements and/or waivers, the average annual total return during the period would have been lower.

(2) Since inception.


     The net yield and effective yield of Class A and Class B of each Fund and of Class C for KLT for the seven-day period ended March 31, 1997, are set forth in the table below:


                                                                              EMMF                              KLT
                                                                  CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
7 Day Net Yield................................................     4.91%      4.20%        N/A      5.35%      3.46%      3.46%
7 Day Effective Yield..........................................     5.03%      4.29%        N/A      5.49%      3.52%      3.52%


     Important information about EMMF is also contained in management's discussion of EMMF's performance, attached hereto as Exhibit B. This information also appears in EMMF's most recent performance, attached hereto as Exhibit B. This information also appears in EMMF's most recent Annual Report.

MANAGEMENT OF THE FUNDS

     The overall management of EMMF and of KLT is the responsibility of, and is supervised by, their respective Board of Trustees.

INVESTMENT ADVISERS AND SUB-ADVISER


     EMMF. EAMC serves as investment adviser to EMMF. EAMC and its predecessors have served as investment adviser to the Evergreen family of mutual funds since 1971. EAMC is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). FUNB is a subsidiary of First Union, the sixth largest bank holding company in the United States. The Capital Management Group of FUNB, EAMC and Keystone Investment Management Company ("Keystone") manage the Evergreen Keystone family of mutual funds with assets of approximately $29 billion as of February 28, 1997. For further information regarding EAMC, FUNB and First Union, see "Management of the Funds -- Investment Advisers" in the Prospectus of EMMF.


     EAMC manages investments, provides various administrative services and supervises the daily business affairs of EMMF subject to the authority of the Trustees. For its services, EAMC is entitled to receive from EMMF an annual fee equal to 0.50% of the first $1 billion in average daily net assets of EMMF, plus 0.45% of average daily net assets in excess of $1 billion. From time to time EAMC may, at its discretion, also reduce or waive its fee or reimburse EMMF for certain of its other expenses in order to reduce its expense ratio. EAMC may reduce or cease these voluntary waivers and reimbursements at any time.

     EAMC has entered into a sub-advisory agreement with Lieber & Company that provides for Lieber & Company's research department and staff to furnish EAMC with information, investment recommendations, advice, and research and general consulting services. EAMC reimburses Lieber & Company for the direct and indirect costs of performing such services. There is no additional charge to the Fund for the services provided by Lieber & Company. Lieber & Company is a subsidiary of First Union and is located at 2500 Westchester Avenue, Purchase, New York 10577.


     KLT. Keystone serves as the investment adviser to KLT. Keystone manages the investment and reinvestment of the Fund's assets, supervises the operation of the Fund and provides all necessary office space, facilities and equipment.


     The Fund pays Keystone a fee for its services at the annual rate of 0.50% of the average daily value of the first $500 million of the net assets of the Fund, plus 0.45% of the average daily of the net assets of the Fund that exceed $500 million and are less than $1 billion; plus 0.40% of the average daily of the net assets of the Fund that are $1 billion or more.

DISTRIBUTION OF SHARES


     Evergreen Keystone Distributor, Inc. ("EKD"), an indirect, wholly-owned subsidiary of BISYS Fund Services, acts as underwriter of both EMMF's and KLT's shares. EKD distributes each Fund's shares directly or through broker-dealers, banks (including FUNB), or other financial intermediaries. EMMF offers Class A, Class B, Class C and Class Y shares. KLT offers three classes of shares: Class A, Class B and Class C. Each Class has separate distribution arrangements. See "Distribution-related and Shareholder Servicing-related Expenses" below. No Class bears the distribution expenses relating to the shares of any other Class.


     In the proposed Reorganization, shareholders of KLT will receive shares of EMMF that correspond to that class of shares of KLT they currently hold. The Class A, Class B and Class C shares of EMMF have substantially identical arrangements with respect to the imposition of initial sales charges, CDSCs and distribution and service fees as the comparable Class of shares of KLT. EMMF shares acquired by shareholders of KLT pursuant to the proposed Reorganization are not subject to initial sales charges or CDSC as a result of the Reorganization. However, holders of EMMF shares acquired as a result of the Reorganization are subject to a CDSC upon subsequent redemptions to the same extent as if they had continued to hold their shares of KLT.


     The following is a summary of charges and fees applicable to each Class of shares of both EMMF and KLT. More detailed descriptions of the distribution arrangements applicable to the Classes of shares are contained in the Prospectus and Statement of Additional Information of each Fund.



     CLASS A SHARES. Class A shares are sold at net asset value, without an initial sales charge, and, as indicated below, are subject to distribution-related fees.



     CLASS B SHARES. Class B shares are sold at net asset value, without an initial sales charges, but are subject to a CDSC that ranges from 5.00% to 1.00%, if redeemed during the first six years after the month of purchase. Class B shares are subject to distribution-related fees and shareholder servicing-related fees as described below. Class B shares issued in the Reorganization automatically convert to Class A in accordance with the conversion schedule in effect at the time the shares of KLT were originally purchased. Since Class B shares are subject to higher distribution-related fees than the corresponding Class A shares of each Fund they pay correspondingly lower dividends and may have a lower net asset value than Class A shares of the Fund.

     CLASS C SHARES. Class C shares are sold without an initial sales charge, but are subject to a 1.00% CDSC, if redeemed during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares are also subject to distribution-related fees and shareholder servicing-related fees as described below. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other Class of shares.


     The amount of the CDSCs applicable to redemptions of Class B and Class C shares are equal to a percentage of the lesser of the then current net asset value or original cost. The CDSC is deducted from the shareholder's redemption proceeds and paid to the respective Fund's distributor or its predecessor, as the case may be. Shares of each Fund acquired through dividend or distribution reinvestment are not subject to CDSCs. For purposes of determining the schedule of CDSCs and the time of conversion to Class A share applicable to shares of EMMF received by KLT shareholders in the Reorganization, EMMF will treat such shares as having been sold on the date the shares of KLT were originally purchased by KLT shareholder and as subject to the CDSC then applicable to KLT shares. Additional information regarding the Classes of shares of each Fund is included in its respective Prospectus and Statement of Additional Information.



     DISTRIBUTION-RELATED AND SHAREHOLDER SERVICING-RELATED EXPENSES. Each Fund has adopted a Rule 12b-1 plan that allows Class A shares to pay for distribution-related expenses. Presently, the annual distribution-related expenses of EMMF are higher than those of KLT. Although permitted by EMMF's Rule 12b-1 plan to expend up to 0.75% annually of average daily net assets attributable to the Class A shares for distribution-related expenses, such payments are currently limited to 0.30% of average net assets. On the other hand, Class A shares of KLT pay up to 0.25% annually of average daily net assets attributable to the Class for distribution-related expenses.



     Each Fund has also adopted a Rule 12b-1 plan with respect to its Class B and Class C shares that permits each Class to pay up to 1.00% annually of average daily net assets attributable to the Class for distribution-related and shareholder servicing-related expenses. Of that amount, each Class may pay up to 0.25% annually for "shareholder services," consistent with the requirements of Rule 12b-1 and the applicable rules of the National Association of Securities Dealers, Inc. Following the Reorganization, EMMF may make distribution-related and shareholder servicing-related payments with respect to KLT shares sold prior to the Reorganization, including payments to KLT's former underwriter.



     Additional information regarding the Rule 12b-1 plans adopted by each Fund is included in its respective Prospectus and Statement of Additional Information.


PURCHASE AND REDEMPTION PROCEDURES


     Information concerning applicable sales charges, distribution-related fees and shareholder servicing-related fees are described above. Investments in the Funds are not insured. The minimum initial purchase requirement for each Fund is $1,000. There is no minimum for subsequent purchases of shares of either Fund. Each Fund provides for telephone, mail or wire redemption of shares at net asset value, less any CDSC, as next determined after receipt of a redemption request on each day the New York Stock Exchange ("NYSE") is open for trading. Additional information concerning purchases and redemptions of shares, including how each Fund's net asset value is determined, is contained in each Fund's Prospectus. Each Fund may involuntarily redeem shareholders' accounts that fall below $1,000 of invested funds. All funds invested in each Fund are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.


EXCHANGE PRIVILEGES


     Each Fund currently has identical exchange privileges, with the exception that after July 31, 1997, shareholders in any of the Keystone Classic Funds who exchange their shares for EMMF shares will receive Class K shares of EMMF. EMMF Class K shareholders will have identical rights with respect to distribution-related fees, shareholder servicing-related fees and CDSCs (if any) that currently apply to shareholders of the Keystone Classic Funds. No sales charge is imposed on an exchange. An exchange that represents an initial investment in another fund must amount to at least $1,000. The current exchange privileges, and the requirements and limitations attendant thereto, are described in each Fund's Prospectus and Statement of Additional Information.

DIVIDEND POLICY


     Each Fund declares its investment company taxable income daily and pays such dividends monthly. Each Fund distributes its net capital gains, if any, at least annually. Dividends and distributions are reinvested in additional shares of the same Class of the respective Fund, or paid in cash, as a shareholder has elected. See each Fund's Prospectus for further information concerning dividends and distributions.


     After the Reorganization, shareholders of KLT that have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from EMMF reinvested in shares of EMMF. Shareholders of KLT that have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from EMMF in cash after the Reorganization, although they may, after the Reorganization, elect to have such dividends and/or distributions reinvested in additional shares of EMMF.


     Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, so long as each Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.


                                     RISKS


     In general, an investment in either Fund entails substantially the same risks. The Funds invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations (described below), which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of ninety days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.


                         REASONS FOR THE REORGANIZATION

     At a regular meeting held on March 12, 1997, the Board of Trustees of KLT considered and approved the Reorganization as in the best interests of shareholders. The Board of Trustees also determined that the transactions contemplated by the Reorganization would not dilute the interests of existing shareholders of KLT.

     In approving the Plan, the Trustees reviewed various factors about the Funds and the proposed Reorganization. There are substantial similarities between EMMF and KLT. Specifically, EMMF and KLT have substantially similar investment objectives and policies, and comparable risk profiles. See "Comparison of Investment Objectives and Policies" below. At the same time, the Board of Trustees evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved upon reorganization with another Evergreen Keystone mutual fund with a greater level of assets. As of February 28, 1997, EMMF's assets were approximately $2,714 million and KLT's assets were approximately $201 million.

     In addition, assuming that an alternative to the Reorganization would be to propose that KLT continue its existence, KLT would offer it shares through common distribution channels with the substantially identical EMMF. KLT would also have to bear the cost of maintaining its separate existence. Keystone and EAMC believe that the prospect of dividing the resources of the Evergreen Keystone mutual fund organization between two substantially identical funds could result in KLT being disadvantaged due to an inability to achieve optimum size, performance levels and the greatest possible economies of scale. Accordingly, for the reasons noted above and recognizing that there can be no assurance that any economies of scale or other benefits will be realized, both Keystone and EAMC believe that the proposed Reorganization would be in the best interest of each Fund and its shareholders.


     The Board of Trustees of KLT met and considered the recommendation of Keystone and EAMC, and, in addition, considered among other things, (i) the terms and conditions of the Reorganization; (ii) whether the Reorganization would result in the dilution of shareholder interests; (iii) the expense ratios, fees and expenses of KLT and EMMF; (iv) the comparative performance records of each Fund; (v) the compatibility of their investment objectives and policies;
(vi) the service
features available to shareholders in the respective Funds; (vii) the investment experience, expertise and resources of EAMC; (xiii) the fact that FUNB will bear the expenses incurred by KLT in connection with the Reorganization; (ix) the fact that EMMF will assume certain identified liabilities of KLT; and (x) the expected federal income tax consequences of the Reorganization.


     The Trustees also considered the benefits the shareholders of KLT would derive from the sale of the Fund's assets to EMMF, including the potential benefits of being associated with a larger entity and the economies of scale that KLT's shareholders could realize by participating in the combined fund. In addition, the Trustees considered that there are alternatives available to shareholders of KLT, including the ability to redeem their shares, as well as the option to vote against the Reorganization.


     During their consideration of the Reorganization, the Trustees met with Fund counsel and counsel to the Independent Trustees regarding the legal issues involved. The Trustees of Evergreen Money Market Trust also concluded at a regular meeting on March 11, 1997, that the proposed Reorganization would be in the best interests of shareholders of EMMF and that the interests of the shareholders of EMMF will not be diluted as a result of the transactions contemplated by the Reorganization.


     THE TRUSTEES OF KLT RECOMMEND THAT THE SHAREHOLDERS OF KLT APPROVE THE PROPOSED REORGANIZATION.

AGREEMENT AND PLAN OF REORGANIZATION

     The following summary is qualified in its entirety by reference to the Plan (Exhibit A hereto).


     The Plan provides that EMMF will acquire all of the assets of KLT in exchange for shares of EMMF and that EMMF will assume certain identified liabilities of KLT on or about July 31, 1997, or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, KLT will endeavor to discharge all of its known liabilities and obligations. EMMF will not assume any liabilities or obligations of KLT other than those reflected in an unaudited statement of assets and liabilities of KLT prepared as of the close of regular trading on the NYSE, currently 4:00 p.m. Eastern time, on the business day immediately prior to the Closing Date. EMMF will provide the Trustees of KLT with certain indemnifications as set forth in the Plan. The number of full and fractional shares of each class of EMMF to be received by the shareholders of KLT will be determined by dividing the value of the assets of KLT to be acquired by the ratio of the net asset value per share of each respective class of EMMF and each class of KLT, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date. The net asset value per share of each Class will be determined by dividing assets, less liabilities, in each case attributable to the respective Class, by the total number of outstanding shares.



     State Street Bank and Trust Company, the custodian for both Funds, will compute the value of the Funds' respective portfolio securities in a manner that is consistent with the procedures set forth in the Prospectus and Statement of Additional Information of EMMF, Rule 22c-1 under the 1940 Act, and with the interpretations of such rule by the SEC's Division of Investment Management.


     At or prior to the Closing Date, KLT shall have declared a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to KLT's shareholders (in shares of KLT, or in cash, as the shareholder has previously elected) all of KLT's investment company taxable income for the taxable year ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Closing Date (after reductions for any capital loss carry forward).

     As soon after the Closing Date as conveniently practicable, KLT will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Corresponding Shares of EMMF received by KLT. Such liquidation and distribution will be accomplished by establishing accounts in the names of KLT's shareholders on the share records of EMMF's transfer agent. Each account will represent the respective pro rata number of full and fractional Corresponding Shares of EMMF due to KLT's shareholders. All issued and outstanding shares of KLT, including those represented by certificates, will be canceled. EMMF does not issue share certificates to shareholders. The shares of EMMF to be issued will have no preemptive or conversion rights. After such distribution and the winding up of its affairs, KLT will be terminated and will file an application with the SEC for deregistration as a registered investment management company.

     The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by KLT's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel, including opinions with respect to those matters referred to in "Federal Income Tax Consequences" below. Notwithstanding approval of KLT's shareholders, the Plan may be terminated (a) by the mutual agreement of KLT and EMMF; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

     The expenses of KLT in connection with the Reorganization (including the cost of any proxy soliciting agents) and the expenses of EMMF will be borne by FUNB, whether or not the Reorganization is consummated.

     If the Reorganization is not approved by shareholders of KLT, the Board of Trustees of KLT will consider other possible courses of action in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, KLT will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Reorganization:


     (1) The transfer of all of the assets of KLT solely in exchange for shares of EMMF and the assumption by EMMF of certain identified liabilities, followed by the distribution of EMMF's shares by KLT in dissolution and liquidation of KLT, will constitute a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and EMMF and KLT will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;



     (2) KLT will not recognize a gain or loss on the transfer of all of its assets to EMMF solely in exchange for EMMF's shares and the assumption by EMMF of certain identified liabilities of KLT or upon the distribution of EMMF's shares to KLT's shareholders in exchange for their shares of KLT;


     (3) The tax basis of the assets transferred will be the same to EMMF as the tax basis of such assets to KLT immediately prior to the Reorganization, and the holding period of such assets in the hands of EMMF will include the period during which the assets were held by KLT;


     (4) EMMF will not recognize a gain or loss upon the receipt of the assets from KLT solely in exchange for the shares of EMMF and the assumption by EMMF of certain identified liabilities of KLT;


     (5) KLT's shareholders will not recognize a gain or loss upon the issuance of the shares of EMMF to them, provided they receive solely such shares (including fractional shares) in exchange for their shares of KLT; and

     (6) The aggregate tax basis of the shares of EMMF, including any fractional shares, received by each of the shareholders of KLT pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of KLT held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of EMMF, including fractional shares, received by each such shareholder will include the period during which the shares of KLT exchanged therefor were held by such shareholder (provided that the shares of KLT were held as a capital asset on the date of the Reorganization).

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, each KLT shareholder would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her KLT shares and the fair market value of EMMF shares he or she received. Shareholders of KLT shares should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of KLT should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.


     It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of EMMF.

PRO FORMA CAPITALIZATION

     The following table sets forth the capitalization of EMMF and the KLT as of February 28, 1997, and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of 1.00, 1.00, and 1.00 for Class A, Class B and Class C shares, respectively, of EMMF issued for each Class A, Class B and Class C share, respectively, of KLT.

                         CAPITALIZATION OF EMMF AND KLT


                                                                                        COMBINED AFTER
                                                                 EMMF         KLT       REORGANIZATION
NET ASSETS (IN 000'S)
  Class A..................................................   $1,914,833    $189,414      $2,104,247
  Class B..................................................   $   11,129    $  7,838      $   18,967
  Class C..................................................           --    $  3,767      $    3,767
  Class Y..................................................   $  788,016          --      $  788,016
NET ASSET VALUE PER SHARE
  Class A..................................................   $     1.00    $   1.00      $     1.00
  Class B..................................................   $     1.00    $   1.00      $     1.00
  Class C..................................................           --    $   1.00      $     1.00
  Class Y..................................................   $     1.00          --      $     1.00
SHARES OUTSTANDING (IN 000'S)
  Class A..................................................    1,914,833     189,414       2,104,247
  Class B..................................................       11,129       7,838          18,967
  Class C..................................................           --       3,767           3,767
  Class Y..................................................      788,016          --         788,016
Total......................................................    2,713,978     201,019       2,914,997


     Shareholders of KLT should not rely on the table set forth above to reflect the number of shares they will receive in the Reorganization. The actual number of shares that a KLT shareholder receives will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

SHAREHOLDER INFORMATION


     As of May 16, 1997 (the "Record Date"), there were the following number of each Class of shares of beneficial interest of KLT and EMMF outstanding:



CLASS OF SHARES                                                     EMMF                 KLT
Class A...................................................    2,281,535,391.765     250,771,171.512
Class B...................................................       12,388,248.854         838,552.270
Class C...................................................                   --       3,564,530.206
Class Y...................................................      617,903,930.516                  --
All Classes...............................................    2,911,827,571.135     255,174,253.988

     As of May 14, 1997, the officers and Trustees of KLT beneficially owned as a group less than 1% of the outstanding shares of KLT. To KLT's knowledge, the following persons owned beneficially or of record more than 5% of KLT's total outstanding shares as of May 14, 1997:


                                                                                                                   PERCENTAGE OF
                                                                                             PERCENTAGE OF          TOTAL SHARES
                                                                                             CLASS (BEFORE       OUTSTANDING (AFTER
                      NAME AND ADDRESS                          CLASS    NUMBER OF SHARES   REORGANIZATION)        REORGANIZATION)
Philip S. Merkatz Ttee                                            C         797,469.190           21.08%                      *
  Dorothy Johnson Life Ins Trust
  U/A DTD 11-18-91
  10104 W. Coggins Dr. #D
  Sun City, AZ 85351-2405
Michael J. Grimaldi                                               C         328,803.810            8.69%                      *
  7 Edgeworth Pl.
  New Brunswick, NJ 08901-3021
State Street Bk & Tr Co Cust                                      C         284,176.450            7.51%                      *
  Rollover IRA FBO
  Mark S. Matloc MD
  2817 McClelland Blvd. #125
  Joplin, MO 64804-1630




     As of May 14, 1997, the officers and Trustees of the Evergreen Money Market Trust beneficially owned as a group less than 1% of the outstanding shares of EMMF. To EMMF's knowledge, the following persons owned beneficially or of record more than 5% of EMMF's total outstanding shares as of May 14, 1997:


                                                                                                                  PERCENTAGE OF
                                                                                             PERCENTAGE OF         TOTAL SHARES
                                                                                             CLASS (BEFORE      OUTSTANDING (AFTER
NAME AND ADDRESS                                               CLASS    NUMBER OF SHARES    REORGANIZATION)      REORGANIZATION)
FUNB                                                             A       585,812,475.800         26.30%                23.63%
  Attn: Cap Finance GL
  230 S. Tryon St.
  Charlotte, NC 28202-3215
FUNB                                                             A       274,156,227.440         12.31%                11.06%
  Attn: Cap Finance GL
  230 S. Tryon St.
  Charlotte, NC 28202-3215
FUNB                                                             A       251,356,550.880         11.28%                10.14%
  Attn: Cap Finance GL
  230 S. Tryon St.
  Charlotte, NC 28202-3215
First Union National Bank                                        A       154,690,776.430          6.94%                 6.24%
Trust Accounts
  Attn: Ginney Batten CMG-115102
  401 S. Tryon St., 3rd Floor
  Charlotte, NC 28202-1911
FUNB                                                             A       113,621,347.550          5.10%                 4.58%
  Attn: Cap Finance GL
  230 S. Tryon St.
  Charlotte, NC 28202-3215
FUNB                                                             A       112,950,718.400          5.07%                 4.56%
  Attn: Cap Finance GL
  230 S. Tryon St.
  Charlotte, NC 28202-3215
First Union National Bank                                        Y       285,878,894.860         41.41%                    *
Trust Accounts
  Attn: Ginny Batten CMG-1151-2
  401 S. Tryon St., 3rd Floor
  Charlotte, NC 28202-1911
Pitcairn Trust Company                                           Y        60,194,093.910          8.72%                    *
  One Pitcairn Place
  Jenkintown, PA 19046


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


     The following discussion is based upon and qualified in its entirety by the descriptions of the respective investment objectives, policies and restrictions set forth in the respective Prospectus and Statement of Additional Information of each Fund. The investment objectives, policies and restrictions of EMMF can be found in the Prospectus of EMMF under the caption "Investment Objectives and Policies." EMMF's Prospectus also offers additional funds advised by EAMC or the Capital Management Group of FUNB. These additional funds are not involved in the Reorganization, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby. The investment objectives, policies and restrictions of KLT can be found in the Prospectus of KLT under the caption "Investment Objective and Policies."


     Both EMMF and KLT seek to achieve a level of current income consistent with preserving capital and providing liquidity. While the investment objectives and policies of each Fund are similar, as described below, certain differences exist that could affect the performance of, and risks associated with, an investment in each Fund.


     Both Funds are subject to the provisions of Rule 2a-7. As a result, the Funds may only purchase U.S. dollar-denominated instruments that each Fund's Board of Trustees determines presents minimal credit risks and are "Eligible Securities" at the time of purchase. Eligible Securities include (1) securities rated in one of the two highest short-term rating categories by any two of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's") or any other nationally recognized statistical rating organization ("SRO") (or by a single rating agency, if only one of these agencies has assigned a rating);
(2) securities of issuers receiving such a rating with respect to other short-term debt securities; and (3) comparable unrated securities. In addition, Rule 2a-7 prohibits either Fund from holding more than 5% of its value in Second Tier Securities. (A First Tier Security is a security that is rated in the highest short-term rating category. A Second Tier Security is one that is eligible for purchase under Rule 2a-7, but is not in the First Tier.)


     Rule 2a-7 also has certain portfolio maturity restrictions. The Funds may only invest only in securities that have remaining maturities of 397 days (thirteen months) or less at the date of purchase. For this purpose, the Funds deem floating rate or variable rate obligations that are payable on demand, but may otherwise have a stated maturity greater than this period, to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds also must maintain a dollar-weighted average portfolio maturity of ninety days or less.

     The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so regularly. Shareholders should expect the market value of the obligations in each Fund's portfolio to vary inversely to changes in prevailing interest rates.

     Subject to the parameters of Rule 2a-7, EMMF invests in the following types of securities:

     1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities;

     2. commercial paper, including variable amount master demand notes;

     3. corporate debt securities;

     4. repurchase agreements with respect to each of securities listed in paragraphs 1 through 3 above; and

     5. up to 30% of its total assets in certificates of deposit and bankers' acceptances payable in U.S. dollars and issued by foreign banks (including U.S. branches of foreign banks) or by foreign branches of U.S. banks ("Bank Obligations").

     While EMMF may only invest up to 30% of its total assets Bank Obligations, KLT may invest up to 100% of its assets in domestic branches of U.S. banks. Also, KLT's investments in Bank Obligations are limited to those banks or savings and loan associations that have at least $1 billion in assets as of the date of their most recently published financial statements and that are members of the Federal Deposit Insurance Corporation.

     EMMF may borrow funds, issue senior securities and enter into reverse repurchase agreements for temporary or emergency purposes in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing. KLT may borrow up to one-third of the Fund's assets from banks on a temporary basis or enter into reverse repurchase agreements.


     The characteristics of each investment policy and the associated risks are described in the Prospectus and Statement of Additional Information of each Fund. Both EMMF and KLT have other investment policies and restrictions which are also set forth in the Prospectus and Statement of Additional Information of each Fund.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION


     KLT and Evergreen Money Market Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer shares to the public. Each is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws and Board of Trustees. Both are also governed by applicable Massachusetts and federal law. EMMF is a series of Evergreen Money Market Trust.


CAPITALIZATION


     The beneficial interests in EMMF are represented by an unlimited number of transferable shares of beneficial interest with a $.001 par value per share. The beneficial interests in KLT are represented by an unlimited number of transferable shares of beneficial interest with no par value. The respective Declaration of Trust under which each Fund has been established permits the respective Trustees to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued. Each Fund's shares have equal voting rights with respect to matters affecting shareholders of all classes of each Fund, and in the case of EMMF, each series of the Evergreen Money Market Trust, and represent equal proportionate interests in the assets belonging to the Funds. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by KLT's Trustees or Evergreen Money Market Trust's Trustees. Shareholders of each Fund vote separately, by class, as to matters, such as approval or amendments of Rule 12b-1 distribution plans that affect only their particular class and, in the case of EMMF, which is a series of the Evergreen Money Market Trust, by series as to matters, such as approval or amendments of investment advisory agreements or proposed reorganizations, that affect only their particular series.


SHAREHOLDER LIABILITY


     Under Massachusetts law, shareholders of a business trust could, under certain circumstances, be held personally liable for the obligations of the business trust. However, the respective Declaration of Trust under which the Funds were established disclaims shareholder liability for acts or obligations of the series and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declarations of Trust provide for indemnification out of the series' property for all losses and expenses of any shareholder held personally liable for the obligations of the series. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the series or the trust itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.


SHAREHOLDER MEETINGS AND VOTING RIGHTS

     Neither KLT nor Evergreen Money Market Trust, on behalf of EMMF or any of its other series, is required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares. In addition, each is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. If Trustees of the Evergreen Money Market Trust fail or refuse to call a meeting as required by its By-laws after a request in writing by shareholders holding an aggregate of at least 10% of the shares outstanding, then shareholders holding said 10% may call and give notice of such meeting. Evergreen Money Market Trust and KLT currently do not intend to hold regular shareholder meetings. Neither permits cumulative voting. One fourth of the total number of the shares of KLT outstanding and entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION


     In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Trustees, the excess of the assets belonging to such Fund or attributable to the Class over the liabilities belonging to the Fund or attributable to the Class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of the Fund.

LIABILITY AND INDEMNIFICATION OF TRUSTEES

     The Declaration of Trust of the Evergreen Money Market Trust provides that no Trustee or officer shall be liable to the Fund or to any shareholder, Trustee, officer, employee or agent of the Fund for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The By-laws of Evergreen Money Market Trust provide that present and former Trustees or officers are generally entitled to indemnification against liabilities and expenses with respect to claims related to their position with the Fund unless, in the case of any liability to the Fund or its shareholders, it shall have been determined that such Trustee or officer is liable by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

     The Declaration of Trust of KLT provides that a Trustee will not be liable for errors of judgment or mistake or fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office. The Declaration of Trust provides that a Trustee or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his or her position with KLT, unless such Trustee or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his or her duties, or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of KLT, or, in the event of settlement, unless there has been a determination that such Trustee or officer has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Massachusetts the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Fund as are permitted shareholders of a corporation under the Massachusetts corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Fund.

     The foregoing is only a summary of certain characteristics of the operations of the Declarations of Trust, By-Laws and Massachusetts law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such respective Declarations of Trust, By-Laws, and Massachusetts law directly for more complete information.

                             ADDITIONAL INFORMATION


     EMMF. Information concerning the operation and management of EMMF is incorporated herein by reference from the Fund's Prospectus dated October 31, 1996, as amended May 20, 1997, a copy of which is enclosed, and Statement of Additional Information dated October 31, 1996, as amended May 20, 1997. A copy of the Fund's Statement of Additional Information is available upon request and without charge by writing to EMMF, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.



     KLT. Information about the Fund is included in its current Prospectus dated October 31, 1996, as supplemented
January 1, 1997, and in the Statement of Additional Information of the same date that have been filed with the SEC, all of which are incorporated herein by reference. Copies of the Prospectus, Statement of Additional Information, Annual Report dated June 30, 1996, and Semiannual Report dated December 31, 1996, are available upon request and without charge by writing to the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-343-2898.


     EMMF and KLT are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, NW, Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and Seven World Trade Center, Suite 1300, New York, New York 10048.

                   VOTING INFORMATION CONCERNING THE MEETING

     This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of KLT to be used at the Special Meeting of Shareholders to be held at 3:00 p.m., July 14, 1997, at the offices of KLT, 200 Berkeley Street, Boston, Massachusetts 02116 and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 22, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one fourth of the total number of shares outstanding and entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will have no effect on the outcome of the vote to approve the Plan. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of KLT, 200 Berkeley Street, Boston, Massachusetts 02116. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

     Approval of the Plan will require the affirmative vote of a majority of the shares present and entitled to vote, with all classes voting together as a single class. Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote.


     Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal solicitations conducted by officers and employees of FUNB or Keystone, their affiliates or other representatives of KLT (who will not be paid for their solicitation activities). Corporate Investors Communications, Inc. ("CIC") has been engaged by KLT to assist in soliciting proxies, and may contact certain shareholders of KLT over the telephone. Shareholders that are contacted by CIC may be asked to cast their vote by telephonic proxy. Such proxies will be recorded in accordance with the procedures set forth below. KLT believes these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately reflected. KLT has received an opinion of Sullivan & Worcester LLP that addresses the validity, under the applicable law of the Commonwealth of Massachusetts, of a proxy given orally. The opinion concludes that a Massachusetts court would find that there is no Massachusetts law or Massachusetts public policy against the acceptance of proxies signed by an orally-authorized agent.


     In all cases where a telephonic proxy is solicited, the CIC representative will ask you for your full name, address, social security or employer identification number, title (if you are authorized to act on behalf of an entity, such as a corporation), and number of shares owned. If the information solicited agrees with the information provided to CIC by the transfer agent to KLT, then the CIC representative will explain the process, read the proposals listed on the proxy card and ask for your instructions on each proposal. The CIC representative, although he or she will answer questions about the process, will not recommend to the shareholder how he or she should vote, other than to read any recommendations set forth in the proxy statement. Within 72 hours, CIC will send you a letter or mailgram to confirm your vote and ask you to call immediately if your instructions are not correctly reflected in the confirmation.


     If you wish to participate in the Meeting, but do not wish to give your proxy by telephone, you may still submit the proxy card included with this Prospectus/Proxy Statement or attend in person. Any proxy given by you, whether in writing or by telephone, is revocable.


     In the event that sufficient votes to approve the Reorganization are not received by July 14, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

     A shareholder who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of Trust of KLT to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem the shares of EMMF that they receive in the transaction at their then-current net asset value subject to any applicable CDSC. Shares of KLT may be redeemed at any time prior to the consummation of the Reorganization. KLT shareholders may wish to consult their tax advisers as to any differing consequences of redeeming KLT shares prior to the Reorganization or exchanging such shares in the Reorganization.

     KLT does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of KLT at the address set forth on the cover of this Prospectus/Proxy Statement such that they will be received by KLT in a reasonable period of time prior to any such meeting.

     The votes of the shareholders of EMMF are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise KLT whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of KLT as of June 30, 1996 (audited), and December 31, 1996 (unaudited), and the financial highlights for the periods indicated therein, have been incorporated by reference into this Prospectus/Proxy Statement. The financial statements as of June 30, 1996, and the financial highlights for the periods indicated therein, have been incorporated by reference into this Prospectus/Proxy Statement in reliance upon the report with KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.



     The financial statements of EMMF as of August 31, 1996 (audited), and February 28, 1997 (unaudited), and the financial highlights for the periods indicated therein, have been incorporated by reference or included into this Prospectus/Proxy Statement. The financial statements as of August 31, 1996 and the financial highlights for the periods indicated therein have been incorporated by reference in reliance on the report of Price Waterhouse LLP, independent public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of EMMF will be passed upon by Sullivan & Worcester LLP, Washington, D.C.

                                 OTHER BUSINESS

     The Trustees of KLT do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF TRUSTEES OF KLT, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS APPROVAL OF THE PLAN AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.


May 20, 1997


                                       18
                                   EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 28th day of April, 1997, by and between Evergreen Money Market Trust, a Massachusetts business trust, with its principal place of business at 2500 Westchester Avenue, Purchase, New York 10577, with respect to its Evergreen Money Market Fund series (the "Acquiring Fund"), and Keystone Liquid Trust, a Massachusetts business trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the "Selling Fund").



     This Agreement is intended to be, and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest, $.001 par value per share, of the Acquiring Fund (the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (iii) and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


     WHEREAS, the Selling Fund and the Acquiring Fund are a registered investment company and a separate investment series of an open-end, registered investment company of the management type, respectively, and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, both Funds are authorized to issue their shares of beneficial interest;


     WHEREAS, the Trustees of the Evergreen Money Market Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain identified liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund's shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;



     WHEREAS, the Trustees of the Selling Fund have determined that the Selling Fund should exchange all of its assets and certain identified liabilities for Acquiring Fund Shares and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;


     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

             TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR
            THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
                LIABILITIES AND LIQUIDATION OF THE SELLING FUND


     1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of each such class of the Selling Fund by the net asset value per share of the corresponding class of Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume certain identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing Date").


     1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, and futures interests and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

     The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

     The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies, and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments that the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.


     1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Except as specifically provided in this paragraph 1.3, the Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not, except as specifically provided in this paragraph 1.3, assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund. The Acquiring Fund hereby agrees with the Selling Fund and each Trustee of the Selling Fund: (i) to indemnify each Trustee of the Selling Fund against all liabilities and expenses referred to in the indemnification provisions of the Selling Fund's Declaration of Trust and By-Laws, to the extent provided therein, incurred by any Trustee of the Selling Fund; and (ii) in addition to the indemnification provided in (i) above, to indemnify each Trustee of the Selling Fund against all liabilities and expenses and pay the same as they arise and become due, without any exception, limitation or requirement of approval by any person, and without any right to require repayment thereof by any such Trustee (unless such Trustee has had the same repaid to him or her) based upon any subsequent or final disposition or findings made in connection therewith or otherwise, if such action, suit or other proceeding involves such Trustee's participation in authorizing or permitting or acquiescing in, directly or indirectly, by action or inaction, the making of any distribution in any manner of all or any assets of the Selling Fund without making provision for the payment of any liabilities of any kind, fixed or contingent, of the Selling Fund, which liabilities were not actually and consciously personally known to such Trustee to exist at the time of such Trustee's participation in so authorizing or permitting or acquiescing in the making of any such distribution.



     In addition, upon completion of the Reorganization for purposes of calculating the maximum amount permitted to be charged to the Acquiring Fund under the National Association of Securities Dealers, Inc. Conduct Rule 2830 minus the amount of the sales charges paid or accrued (including asset based sales charges), plus permitted interest ("Aggregate NASD Cap"), the Acquiring Fund will add to its Aggregate NASD Cap existing immediately prior to the Reorganization the Aggregate NASD Cap of the Selling Fund immediately prior to the Reorganization.


     1.4 LIQUIDATION AND DISTRIBUTION. On or soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be cancelled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in paragraph 5.7.

     1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

     1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                   VALUATION

     2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Evergreen Money Market Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

     2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Evergreen Money Market Trust's Declaration of Trust and the Acquiring Fund's then current prospectus and statement of additional information.

     2.3 SHARES TO BE ISSUED. The number of the Acquiring Fund Shares of each class to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be determined by multiplying the shares outstanding of each class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to each of its classes by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2.

     2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE


     3.1 CLOSING DATE. The Closing (the "Closing") shall take place on July 31, 1997, or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 9:00 a.m. at the offices of Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116, or at such other time and/or place as the parties may agree.


     3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

     3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.4 TRANSFER AGENT'S CERTIFICATE. Evergreen Keystone Service Company, as transfer agent for the Selling Fund as of the Closing Date ("EKSC"), shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause EKSC, its transfer agent as of the Closing Date, to issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Selling Fund, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:


          (a) The Selling Fund is a Massachusetts business trust duly organized, validly existing, and in good standing under the laws of The Commonwealth of Massachusetts.



          (b) The Selling Fund is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.


          (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in a violation of any provision of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

          (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.


          (g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the financial statements of the Selling Fund at December 31, 1996 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.


          (h) Since December 31, 1996, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

          (i) At the Closing Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund (except that, under Massachusetts law, Selling Fund Shareholders could under certain circumstances be held personally liable for obligations of the Selling
     Fund). All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph
     3.4. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

          (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

          (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (o) The proxy statement of the Selling Fund to be included in the Registration Statement (as defined in paragraph 5.7) (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

          (b) The Acquiring Fund is a separate series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


          (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of Evergreen Money Market Trust's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.


          (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund at February 28, 1997, are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

          (g) Since February 28, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

          (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

          (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

          (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund).

          (m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (n) The Prospectus and Proxy Statement (as defined in paragraph 5.7) to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund ) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

          (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

     5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date. It being understood that such ordinary course of business will include customary dividends and distributions.

     5.2 APPROVAL OF SHAREHOLDERS. The Selling Fund will call a meeting of its Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

     5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

     5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's President, its Treasurer, and its independent auditors.

     5.7 PREPARATION OF FORM N-14 REGISTRATION STATEMENT. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the proxy statement, referred to in paragraph 4.1(o) (the "Prospectus and Proxy Statement"), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

     The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Evergreen Money Market Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

     6.2 The Selling Fund shall have received on the Closing Date an opinion from Sullivan & Worcester LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

          (a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.

          (b) The Acquiring Fund is a separate investment series of a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

          (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund), and no shareholder of the Acquiring Fund has any preemptive rights in respect thereof.

          (e) The Registration Statement, to such counsel's knowledge, has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Selling Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

     7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

     7.3 The Acquiring Fund shall have received on the Closing Date an opinion of Sullivan & Worcester LLP, counsel to the Selling Fund, in a form satisfactory to the Acquiring Fund covering the following points:


          (a) The Selling Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as presently conducted.



          (b) The Selling Fund is a Massachusetts business trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.


          (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund, and, assuming that the Prospectus and Proxy Statement, and Registration Statement comply with the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

          (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or The Commonwealth of Massachusetts is required for consummation by the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

                                  ARTICLE VIII

               FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
                      ACQUIRING FUND AND THE SELLING FUND

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's Declaration of Trust and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.3 All required consents of other parties and all other consents, orders, and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carryforward).

     8.6 The parties shall have received a favorable opinion of Sullivan & Worcester LLP, addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for Federal income tax purposes:


          (a) The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.



          (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund.

          (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.


          (d) No gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

          (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

          (f) The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

     Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     8.7 The Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund; and



          (c) on the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Selling Fund or to written estimates by Selling Fund's management and were found to be mathematically correct.


     In addition, the Acquiring Fund shall have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect, that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the calculation of net asset value per share of the Selling Fund as of the Valuation Date was determined in accordance with generally accepted accounting practices and the portfolio valuation practices of the Acquiring Fund.

     8.8 The Selling Fund shall have received from Price Waterhouse LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that

          (a) they are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;


          (b) on the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Capitalization Table appearing in the Registration Statement and Prospectus and Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and



          (c) on the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the projected expense ratio appearing in the Registration Statement and Prospectus and Proxy Statement agree with underlying accounting records of the Acquiring Fund or to written estimates by each Fund's management and were found to be mathematically correct.

     8.9 The Acquiring Fund and the Selling Fund shall also have received from KPMG Peat Marwick LLP a letter addressed to the Acquiring Fund and the Selling Fund, dated on the Closing Date in form and substance satisfactory to the Funds, setting forth the Federal income tax implications relating to capital loss carryforwards (if any) of the Selling Fund and the related impact, if any, of the proposed transfer of substantially all of the assets of the Selling Fund to the Acquiring Fund and the ultimate dissolution of the Selling Fund, upon the shareholders of the Selling Fund.

                                   ARTICLE IX

                                    EXPENSES

     9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund will be borne by First Union National Bank of North Carolina. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement;
(b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation cost of the transaction. Notwithstanding the foregoing, the Acquiring Fund shall pay its own Federal and state registration fees.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because

          (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

          (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


     11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, Evergreen Money Market Trust, or their respective Trustees or officers, to the other party or its Trustees or officers.


                                  ARTICLE XII

                                   AMENDMENTS

     This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

     13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions thereof.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.


     13.5 It is expressly agreed that the obligations of the Selling Fund and the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Evergreen Money Market Trust or the Selling Fund, personally, but bind only the trust property of the Selling Fund and the Acquiring Fund, as provided in the Declarations of Trust of the Evergreen Money Market Trust and the Selling Fund. The execution and delivery of this Agreement have been authorized by the Trustees of the Selling Fund, and the Evergreen Money Market Trust on behalf of the Acquiring Fund and signed by authorized officers of the Selling Fund and the Evergreen Money Market Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Selling Fund and the Evergreen Money Market Trust as provided in their respective Declarations of Trust.


     IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.


                                         EVERGREEN MONEY MARKET TRUST
                                         on behalf of Evergreen Money Market
                                         Fund



                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer



                                         KEYSTONE LIQUID TRUST
                                         By: /s/ John J. Pileggi
                                         Name: John J. Pileggi
                                         Title: President and Treasurer

                                                                       EXHIBIT B

                          EVERGREEN MONEY MARKET FUNDS

A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER

   The continued expansion of the United States
economy and the persistence of inflation at 3% or
less, has evidently sent mixed signals to the
investment markets. The                              (Photo Goes Here)
equity market this year has gone from new high to new high. The willingness of American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second calendar quarter to the end of the third.
   In contrast, it yielded modest gains early in the third quarter. Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indexes will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages. Hourly wages have moved up slightly in the last two months.
   The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is likely to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's economy are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
   For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates.
   Tax-exempt fixed income investment in 1996 has had comparatively better returns than taxable bond investment. Much of this difference is due to the fact that the flat tax, or sharply

                                      B-1                                  49316

                          EVERGREEN MONEY MARKET FUNDS

A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)

reduced income tax, advocacies of presidential candidates earlier in the year, were eliminated as concerns for tax-exempt investors. Therefore, tax-exempt bonds have risen to a normal level of relationship to taxable bonds. Further improving valuations has been the lack of major concerns over credit quality issues. Orange County California's default has fallen into memory and its credit is in the process of restoration. Other credit problems regarding certain public power facilities and the rental of municipal buildings have also been overcome. Correspondingly, the supply of new tax-exempt issues declined, especially as interest rate increases cut down the number of new issues replacing refunded bonds. The credit quality overall has been enhanced by further record gains for the use of bond insurance, while the insurers themselves have had their credit quality improved by record accumulations of earnings. In summary, the tax-exempt securities market toward the end of 1996 appears to be in a healthy condition.

                                      B-2                                  49316

                          EVERGREEN MONEY MARKET FUND
                            (A symbol appears here)

A REPORT FROM YOUR
PORTFOLIO MANAGER
ETHEL SUTTON

   With the unemployment rate down to 5.1% in August, its lowest level in seven years, economists are asking whether unemployment can decline further without sparking inflation in the broad
wholesale and retail price indexes. While the Federal Reserve adopted a monetary policy directive with a bias toward higher interest rates at its July meeting, reflecting concern over the economy's robust rate of growth during the second quarter, it held rates steady at both its August and September meetings.
   The two key questions that the Federal Reserve will need to address this fall are how quickly the economy slows and whether
the good news on the inflation front will                          (Photo of
                                                                  Ethel Sutton)
continue. If the Federal Reserve does decide to implement its tightening bias and raise the overnight funds rate by 25 basis points, we think it unlikely that the Fed would do so before the November elections to avoid the appearance of politicizing the nation's monetary policy.
   After dropping sharply in the wake of the Federal Reserve's interest rate cut in January, which was viewed as anti-recession insurance, money market yields started trending upward again in April in response to evidence of unexpectedly higher second quarter growth. While the quarter ended on a softer note, there was spotty evidence over the summer that the economy might be continuing to pick up, and this perception pushed rates higher over the period.
   The ambiguity of the economic data suggested to us, however, that the Fed would be willing to hold rates steady until third quarter Gross Domestic Product
(GDP) figures were released the last week in October. Consequently, we have been comfortable with maturities that are appreciably longer than the average for first tier money market funds reported by IBC's Money Fund Report. The Fund's weighted average maturity at its fiscal year-end on August 31, 1996, was 71 days, as compared with 55 days for the 268 first tier money market funds in the IBC Average at that time. We shall continue to monitor economic data, particularly as it relates to inflation, and lengthen or shorten maturities accordingly.
   The total net assets for Evergreen Money Market Fund at its fiscal year-end on August 31, 1996, were $2.4 billion. The Fund's seven-day current and effective yields at that time are illustrated in the table below.

                                         7-DAY CURRENT YIELD   7-DAY EFFECTIVE YIELD
Class Y Shares                                   5.12%                  5.25%
Class A Shares                                   4.83%                  4.95%
Class B Shares                                   4.12%                  4.20%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

*SOURCE; IBC FINANCIAL DATA, INC., AN INDEPENDENT MONEY MARKET MUTUAL FUNDS
 PERFORMANCE MONITOR.

 DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

 THE FUND MAY INCUR 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUNDS DAILY NET ASSETS OF ITS CLASS A SHARES.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

              EVERGREEN MONEY MARKET FUND -- CLASS A AND B SHARES
(A Symbol Goes Here)
                              FINANCIAL HIGHLIGHTS

                                                                        CLASS A SHARES                CLASS B SHARES
                                                                                 JANUARY 4,                   JANUARY 26,
                                                                                   1995*                         1995*
                                                                  YEAR ENDED      THROUGH       YEAR ENDED      THROUGH
                                                                  AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                     1996           1995           1996           1995
PER SHARE DATA:
Net asset value, beginning of period............................       $1.00         $1.00          $1.00         $1.00
Net investment income...........................................         .05           .03            .04           .03
Less distributions to shareholders from net investment income...        (.05)         (.03)          (.04)         (.03)
Net asset value, end of period..................................       $1.00         $1.00          $1.00         $1.00
TOTAL RETURN+...................................................        5.0%          3.5%           4.3%          2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................  $1,755,267      $685,155        $10,218        $7,927
Ratios to average net assets:
   Expenses**...................................................        .75%          .81%++        1.45%         1.51%++
   Net investment income**......................................       4.86%         5.26%++        4.18%         4.54%++

*  Commencement of class operations.

+ Total return is calculated on net asset value for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                        CLASS A SHARES                CLASS B SHARES
                                                                                 JANUARY 4,                   JANUARY 26,
                                                                                   1995*                         1995*
                                                                  YEAR ENDED      THROUGH       YEAR ENDED      THROUGH
                                                                  AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                     1996           1995           1996           1995
Expenses........................................................        .89%         1.02%++        1.59%         2.39%++
Net investment income...........................................       4.72%         5.05%++        4.04%         3.66%++

See accompanying notes to financial statements.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                              KEYSTONE LIQUID TRUST
                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 343-2898

                        By and In Exchange For Shares of
                           EVERGREEN MONEY MARKET FUND
                                  A Series of
                          EVERGREEN MONEY MARKET TRUST
                             2500 Westchester Avenue
                            Purchase, New York 10577
                                 (800) 807-2940


     This Statement of Additional Information, relating specifically to the proposed transfer of the assets and liabilities of Keystone Liquid Trust ("KLT") to Evergreen Money Market Fund ("EMMF"), a series of Evergreen Money Market Trust, in exchange for Class A, Class B and Class C Shares of beneficial interest, $.001 par value per Share, of the EMMF, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) Statement of Additional Information of EMMF dated October 31, 1996, as Amended May 20, 1997;

     (2) Statement of Additional Information of KLT dated October 31, 1996, as Supplemented January 1, 1997;

     (3)  Annual Report of EMMF for the year ended August 31, 1996;

     (4)  Semiannual Report of EMMF for the period ended February 28, 1997;

     (5)  Annual Report of KLT for the year ended June 30, 1996; and

     (6)  Semiannual Report of KLT for the period ended December 31, 1996.


     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus of EMMF and KLT dated May 20, 1997. A copy of the Proxy Statement/Prospectus may by obtained without charge by calling or writing to EMMF or KLT at the telephone numbers or addresses set forth above.

     The date of this Statement of Additional Information is May 20, 1997.

                      STATEMENT OF ADDITIONAL INFORMATION

                                October 31, 1996
                            As Amended May 20, 1997

                        THE EVERGREEN MONEY MARKET FUNDS

               2500 Westchester Avenue, Purchase, New York 10577

                                  800-343-2898

Evergreen Money Market Fund ("Money Market")
Evergreen Tax Exempt Money Market Fund ("Tax Exempt")
Evergreen Pennsylvania Tax-Free Money Market Fund (formerly FFB Pennsylvania Tax-Free Money Market Fund) ("Pennsylvania")
Evergreen Treasury Money Market Fund
(formerly First Union Treasury Money Market Portfolio) ("Treasury")
Evergreen Institutional Money Market Fund ("Institutional Money Market") Evergreen Institutional Tax Exempt Money Market Fund ("Institutional Tax Exempt")
Evergreen Institutional Treasury Money Market Fund ("Institutional Treasury")

This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus dated May 16, 1997, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Evergreen Money Market Funds are offered through six separate prospectuses: one offering Class A, Class B and Class C shares of Money Market and Class A shares of Tax Exempt and Treasury, one offering Class A shares of Pennsylvania, one offering Class Y shares of Money Market, Tax Exempt and Treasury, one offering Class Y shares of Pennsylvania, one offering Institutional Service shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury and one offering Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. Copies of each Prospectus may be obtained without charge by calling the number listed above.


                                                          TABLE OF CONTENTS

Investment Objectives and Policies................................ 2
Investment Restrictions........................................... 4
Certain Risk Considerations....................................... 8
Management........................................................ 8
Investment Advisers............................................... 12
Distribution Plans................................................ 16
Allocation of Brokerage........................................... 18
Additional Tax Information........................................ 19
Net Asset Value................................................... 21
Purchase of Shares................................................ 21
General Information About the Funds............................... 25
Performance Information........................................... 27
Financial Statements.............................................. 29

Appendix A - Description of Bond, Municipal Note and Commercial Paper Ratings Appendix B - Special Considerations Relating to Investment In Pennsylvania
                  Municipal Issuers



                       INVESTMENT OBJECTIVES AND POLICIES
(See also "Description of the Funds -Investment Objectives and Policies" in each
                               Fund's Prospectus)

The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds - Investment Objectives and Policies" in the relevant Prospectus. The following expands upon the discussion in the Prospectuses regarding certain investments of the following Funds:

Tax Exempt, Pennsylvania and Institutional Tax Exempt

To attain its objectives, each Fund invests primarily in high quality Municipal Obligations which have remaining maturities not exceeding thirteen months. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. For information concerning the investment quality of Municipal Obligations that may be purchased by the Fund, see "Investment Objective and Policies" in the Prospectus. The tax-exempt status of a Municipal Obligation is determined by the issuer's bond counsel at the time of the issuance of the security.

For the purpose of certain requirements under the Investment Company Act of 1940 (the "1940 Act") and each Fund's various investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source, but not by the general taxing power. Industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes (TANs), bond anticipation notes (BANs), revenue anticipation notes (RANs), construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenue are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S. Government.

Municipal Commercial Paper. Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

Municipal Leases. Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation of investment in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Trustees of each Trust under which each Fund operates may adopt guidelines and delegate to the Adviser (as defined below) the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Adviser may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities.

For purposes of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user would be deemed to be the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee would be considered a separate security and be treated as an issue of such government or entity.

As described in each Fund's Prospectus, the Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. A Fund will enter into repurchase agreements only with broker-dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's Adviser, present minimal credit risks. In the event of default by the seller under a repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's Adviser will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements may be considered to be loans under the 1940 Act, collateralized by the underlying securities.

Each Fund may engage in the following investment activities:

         Securities With Put Rights (or "stand-by commitments"). When a Fund purchases Municipal Obligations it may obtain the right to resell them, or "put" them, to the seller (a broker-dealer or bank) at an agreed upon price within a specific period prior to their maturity date. The Fund does not limit the percentage of its assets that may be invested in securities with put rights.

         The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, each Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

         A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by the Fund, although the Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, the Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

         The acquisition of a put will not affect the valuation of the underlying security, which will continue to be valued in accordance with the amortized cost method. The actual put will be valued at zero in determining net asset value. Where a Fund pays directly or indirectly for a put, its cost will be reflected as an unrealized loss for the period during which the put is held by that Fund and will be reflected in realized gain or loss when the put is exercised or expires. If the value of the underlying security increases, the potential for unrealized or realized gain is reduced by the cost of the put.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's Adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........Concentration of Assets in Any One Issuer

 .........Tax Exempt,  Pennsylvania,  Money Market,  Institutional Tax Exempt and
Institutional Money Market may not invest more than 5% of their total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 25% of the value of Tax Exempt's, Institutional Tax Exempt's and
Pennsylvania's   total  assets  may  be  invested  without  regard  to  such  5%
limitation.   For  this  purpose  each   political   subdivision,   agency,   or
instrumentality and each multi-state agency of which a state is a member, and each public authority which issues industrial development bonds on behalf of a private entity, will be regarded as a separate issuer for determining the diversification of each Fund's portfolio.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

3........Investment for Purposes of Control or Management

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........Neither Money Market, Pennsylvania, Tax Exempt, Treasury, Institutional
Money Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase securities on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 .........Money  Market and Institutional  Money Market* may not invest more than
5% of their total assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors.

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total assets in taxable securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except that (i) each Fund may invest in obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities, and
(ii) each Fund may invest in municipal securities.

6........Underwriting

 .........Money Market, Pennsylvania,  Tax Exempt, Institutional Money Market and
Institutional Tax Exempt may not engage in the business of underwriting the securities of other issuers; provided that the purchase by Tax Exempt and Institutional Tax Exempt of municipal securities or other permitted investments, directly from the issuer thereof (or from an underwriter for an issuer) and the later disposition of such securities in accordance with the Fund's investment program shall not be deemed to be an underwriting.

7........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market* nor Institutional Tax Exempt* may purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

8........Concentration in Any One Industry

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry; provided, that this limitation shall not apply to obligations
issued   or   guaranteed   by  the   U.S.   government   or  its   agencies   or
instrumentalities, or with respect to Pennsylvania, Tax Exempt and Institutional Tax Exempt, to municipal securities and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks.

9........Warrants

 .........Tax Exempt and Institutional Tax Exempt* may not invest more than 5% of their total net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchange.

10.......Ownership by Trustees/Officers

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Neither  Money  Market,  Tax  Exempt,  Treasury,   Institutional  Money
Market*, Institutional Tax Exempt* nor Institutional Treasury* may make short sales of securities or maintain a short position; except that, in the case of Treasury, Institutional Treasury, Institutional Tax Exempt and Institutional Money Market, at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

12.......Lending of Funds and Securities

 .........Tax  Exempt and  Institutional  Tax Exempt may not lend their  funds to other persons; however, they may purchase issues of debt securities, enter into repurchase agreements and acquire privately negotiated loans made to municipal borrowers.

 .........Money Market and Institutional Money Market may not lend their funds to other persons, provided that they may purchase money market securities or enter into repurchase agreements.

 .........Treasury  and Institutional Treasury will not lend any of their assets, except that they may purchase or hold U.S. Treasury obligations, including repurchase agreements.

 .........Neither  Money Market,  Pennsylvania,  Tax Exempt,  Institutional Money
Market nor Institutional Tax Exempt may lend its portfolio securities, unless the borrower is a broker, dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash, letters of credit or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans
shall  not  exceed  30%  of  the  Fund's   total  assets  (5%  in  the  case  of
Pennsylvania).

13.......Commodities

 .........  Money  Market,  Tax  Exempt,   Treasury*,   Institutional  Treasury*,
Institutional Money Market* and Institutional Tax Exempt* may not purchase, sell or invest in commodities, commodity contracts or financial futures contracts.

14.......Real Estate

 .........The Funds may not purchase,  sell or invest in real estate or interests in real estate, except that Money Market and Institutional Money Market may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts, Tax Exempt and Institutional Tax Exempt may purchase municipal securities and other debt securities secured by real estate or interests therein and Pennsylvania may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

15.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 ......... Money Market, Tax Exempt, Institutional Money Market and Institutional
Tax Exempt may not borrow money, issue senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing, provided that the Fund will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

 .........Pennsylvania  shall not  borrow  money,  issue  senior  securities,  or pledge, mortgage or hypothecate its assets, except that the Fund may borrow from banks if immediately after each borrowing there is asset coverage of at least 300%.

 .........Treasury  and  Institutional  Treasury will not issue senior securities except that each Fund may borrow money directly, as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets, or in an amount up to one- third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. Any such borrowings need not be collateralized. Each Fund will not purchase any securities while borrowings in excess of 5% of the total value of its total assets are outstanding. Each Fund will not borrow money or engage in reverse repurchase agreements for investment leverage purposes. Treasury and Institutional Treasury will not mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, Treasury and Institutional Treasury may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the pledge.

16.......Options

 .........Money Market, Tax Exempt, Institutional Money Market* and Institutional
Tax Exempt* may not write, purchase or sell put or call options, or combinations thereof, except Money Market and Institutional Money Market may do so as permitted under "Description of the Funds - Investment Objective and Policies" in each Fund's Prospectus and Tax Exempt and Institutional Tax Exempt may purchase securities with rights to put securities to the seller in accordance with its investment program.

 .........Pennsylvania shall not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund may purchase securities with put or demand rights.

17.......Investment in Municipal Securities

 .........Pennsylvania,  Tax Exempt and  Institutional  Tax Exempt may not invest more than 20% of its total assets in securities other than municipal securities (as described under "Description of Funds - Investment Objectives and Policies" in each Fund's Prospectus), unless extraordinary circumstances dictate a more defensive posture.

18.......Investment in Money Market Securities

 .........Money  Market may not purchase any  securities  other than money market instruments(as described under "Description of Funds - Investment Objectives and Policies" in the Fund's Prospectus).

19.......Investing in Securities of Other Investment Companies

 .........Treasury*,  Money Market*,  Pennsylvania*,  Tax Exempt*,  Institutional
Treasury*, Institutional Money Market* and Institutional Tax Exempt* will purchase securities of investment companies only in open-market transactions involving customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by the Funds in shares of another investment company would be subject to such duplicate expenses.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

                           CERTAIN RISK CONSIDERATIONS

There can be no assurance that a Fund will achieve its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

                                   MANAGEMENT

The age, address and principal occupation of the Trustees and executive officers of Evergreen Investment Trust (formerly First Union Funds), The Evergreen Municipal Trust, Evergreen Tax Free Trust (formerly FFB Funds Trust) and Evergreen Money Market Trust (each a "Trust" and collectively the "Trusts"), during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (70), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (72), 4124 Crossgate Road, Charlotte, NC-Chairman of the Evergreen Group of Mutual Funds and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald M. McDonnell (57), 821 Regency Drive, Charlotte, NC-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (58), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990. Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit* (41), Holcomb and Pettit, P.A., 227 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990.

Russell A. Salton, III, M.D. (49), 205 Regency Executive Park, Charlotte, NC-Trustee. Medical Director, U.S. Healthcare of Charlotte, North Carolina since 1996; President, Primary Physician Care from 1990 to 1996.

Michael S. Scofield (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since 1969.

Robert J. Jeffries (73), 2118 New Bedford Drive, Sun City Center, FL-Trustee Emeritus. Corporate consultant since 1967.

John J. Pileggi (37), 230 Park Avenue, Suite 910, New York, NY-President and Treasurer. Consultant to BISYS Fund Services since 1996. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

George O. Martinez (37), 3435 Stelzer Road, Columbus, OH-Secretary. Senior Vice President/Director of Administration and Regulatory Services, BISYS Fund Services since April 1995. Vice President/Assistant General Counsel, Alliance Capital Management from 1988 to 1995.

The officers listed above hold the same positions with thirteen investment companies offering a total of forty-one investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs. Ashkin, Bam and Jeffries are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust.) ----------

* Mr. Pettit may be deemed to be an "interested person" within the meaning of the 1940 Act.

The officers of the Trusts are all officers and/or employees of or consultants to BISYS Fund Services ("BISYS"). BISYS is an affiliate of Evergreen Keystone Distributor, Inc.
("EKD"),  the distributor of each Class of shares of each Fund.

The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser." Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. Evergreen Investment Trust, Evergreen Money Market Trust and The Evergreen Municipal Trust pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses. The Evergreen Tax Free Trust pays each Trustee who is not an "affiliated person" a fee per meeting attended, plus expenses, as follows:



Name of Fund                    Annual Retainer             Meeting Fee
Evergreen Investment Trust -    $15,000*                    $2,000*
     Treasury
Evergreen Money Market Trust -   **
    Money Market                                            $100
Institutional Money Market                                  $100
Institutional Treasury                                      $100
The Evergreen Municipal Trust -  **
    Tax Exempt                                              $100
Institutional Tax Exempt                                    $100
Evergreen Tax Free Trust -      -0-
    Pennsylvania                                            $100
---------------------------

* The annual retainer and the per meeting fee paid by Evergreen Investment Trust to each Trustee are allocated among its fourteen series.

** $4,000, allocated between the Evergreen Money Market Trust (which offers three investment series) and The Evergreen Municipal Trust (which offers five investment series).

In addition:

(1) Each non-affiliated Trustee is paid a fee of $500 for each special telephonic meeting in which he participates, regardless of the number of Funds for which the meeting is called.

  (2) The Chairman of the Board of the Evergreen group of mutual funds is paid an annual retainer of $5,000, and the Chairman of the Audit Committee is paid an annual retainer of $2,000. These retainers are allocated among all the funds in the Evergreen group of mutual funds, based upon assets.

  (3)     Each member of the Audit Committee is paid an annual retainer of $500.

  (4) Any individual who has been appointed as a Trustee Emeritus of one or more funds in the Evergreen group of mutual funds is paid one-half of the fees that are payable to regular Trustees.

     Set forth below for each of the Trustees is the aggregate compensation paid to such Trustees by each of Evergreen Investment Trust, The Evergreen Municipal Trust, Evergreen Money Market Trust and by Evergreen Tax Free Trust for the one-year period ended February 28, 1997.


                        Aggregate Compensation from Trust

                                            Total
                                         Compensation
                     Evergreen   The                                From Trusts
                     Money       Evergreen   Evergreen   Evergreen  & Fund
 Name of             Market      Municipal   Investment  Tax Free   Complex Paid
 Trustee             Trust       Trust       Trust       Trust      to Trustees


Laurence Ashkin      $4,853     $4,119      $     0     $1,017       $33,621

Foster Bam            4,553      3,719            0        817        30,921

James S. Howell       4,690      4,196       27,817      1,009        66,000

Gerald M.
McDonnell             3,845       3,417      23,927        806        53,300

Thomas L.
McVerry               4,377       3,941      26,637      1,006        59,500

William Walt
Pettit                3,993       3,724      25,459      1,009        57,000

Russell A.
Salton, III, M.D.     3,993       3,724      25,458      1,009        61,000

Michael S.
Scofield              4,070       3,750      25,458      1,009        61,102

Robert Jeffries*      1,867       1,523           0        411        13,305
--------------------

*Robert J. Jeffries has been serving as a Trustee Emeritus since January 1,
1996.

      As of the date of this Statement of Additional Information, the officers and Trustees of each of the Trusts as a group owned less than 1% of the outstanding shares of any of the Funds.

     Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of April 30, 1998.



                                    Name of                            % of
Name and Address*                   Fund/Class       No. of Shares    Class/Fund
------------------                  ----------       ---------- ---
First Union National Bank of NC    Money Market/A       7,812      26.49%/20.04%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank          Money Market/A    136,412,042    6.36%/4.81%
Trust Accounts
Attn: Ginny Batten CMG 1151-2
401 Tryon Street 3rd Fl.
Charlotte, NC 28288

FUNB                               Money Market/A    110,393,159    5.15%/3.90%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

FUNB                               Money Market/A    243,603,023   11.37%/8.60%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

FUNB                               Money Market/A    264,978,416   12.36%/9.35%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank          Money Market/Y    285,500,261   42.18%/10.08%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S Tryon Street
Charlotte, NC 28202-1911

Pitcairn Trust Co.                  Money Market/Y    65,103,166     9.62%/3.00%
One Pitcairn Place
Jenkintown, PA 19046

First Union National Bank          Tax-Exempt/A      41,099,739     5.98%/3.59%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank          Tax-Exempt/A      202,776,147   29.49%/17.73%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-1164

First Union National Bank          Tax-Exempt/A      157,777,336   22.95%/13.80%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-1164

First Union National Bank          Tax-Exempt/A      88,280,121    12.84%/7.72%
Trust Accounts
Attn: Ginny Batten CMG 1151-2
301 S. Tryon Street
Charlotte, NC 28202-1911


First Union National Bank        Tax-Exempt/Y      109,670,322     24.05%/19.59%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-151
301 S. Tryon Street
Charlotte, NC 28288

First Union National Bank        Treasury/A      257,130,556       11.44%/8.49%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank        Treasury/A      450,657,782       20.05%/15.40%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank        Treasury/A      144,294,896        6.42%/4.93%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank        Treasury/A      188,910,576        8.41%/6.46%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

First Union National Bank        Treasury/A      519,991,159       23.14%/17.77%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28202-1910

First Union National Bank        Treasury/Y      546,702,320       88.41%/18.69%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC 28288-0001

Johnathan B. Detwiller           Pennsylvania/Y    2,932,014        8.83%/4.65%
P.O. Box 69
Phoenixville, PA 19460-0069

First Union National Bank        Pennsylvania/Y    10,379,554      31.27%/16.46%
Trust Accounts
Attn: Ginny Batten CMG 11512
301 S. Tryon Street
Charlotte, NC 28202-0001

Agnes C. Kim                      Pennsylvania/Y    2,335,497       7.04%/3.70%
760 Conshohocken State Rd.
Gladuyne, PA 19035-1416

FUNB                              Pennsylvania/A    21,890,603     73.32%/34.72%
Attn: Cap Finance GL
230 S. Tryon St.
Charlotte, NC 28202-3215

Hans P. Utsch                     Pennsylvania/A    3,648,793       12.22%/5.79%
Susan Utsch JT WROS
819 Church Road
Wayne, PA 19087-4714

First Union National Bank          Inst MMkt/I    454,069,389      91.95%/29.21%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

First Union National Bank          Inst MMkt/IS   263,973,048      39.74%/22.79%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

Ivax Corporation                   Inst MMkt/IS    40,411,193        6.08%/3.49%
Attn: Jason White
4400 Biscayne Blvd. 7th Floor
Miami, FL 33137-3212

First Union National Bank          Inst Tx-Ex MM/I  155,276,582   100.00%/91.72%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

First Union National Bank          Inst Tx-Ex MM/IS  13,616,585     97.12%/8.04%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

First Union National Bank          Inst Treas MM/I  527,222,486    99.33%/59.21%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

First Union National Bank          Inst Treas MM/I   277,915,322   77.27%/31.21%
Trust Accounts
Attn: Ginny Batten CMG-1151-2
401 S. Tryon St. 3rd Floor
Charlotte, NC 28202-1911

First Union National Bank of North Carolina and its affiliates act in various capacities for numerous accounts. As a result of its ownership on April 30, 1997, of 88.41% of Class Y shares and 46.32% Class A shares of Treasury Money Market Fund, 31.27% and 73.32%, respectively, of Class Y and Class A shares of Pennsylvania Money Market Fund, 42.18% of Class Y and 55.37% of Class A shares of Money Market Fund and 58.42% of Tax Exempt Money Market Fund, First Union may be deemed to "control" those Funds as that term is defined in the 1940 Act.

                               INVESTMENT ADVISERS
         (See also "Management of the Funds" in each Fund's Prospectus)

The investment adviser of Money Market and Tax Exempt is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Treasury, Institutional Treasury, Institutional Money Market, Institutional Tax Exempt and Pennsylvania is FUNB which provides investment advisory services through its Capital Management Group ("CMG"). The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The
executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, and Theodore J. Israel, Jr., Executive Vice President.

The partnership interests in Lieber, a New York general partnership, were owned by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB.

Prior to January 1, 1996, First Fidelity Bank, N.A. acted as investment adviser to Pennsylvania.

Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each Fund for the three most recent fiscal periods reflected in its registration statement are set forth below:


TAX EXEMPT                 Year Ended          Year Ended      Year Ended
                            8/31/96             8/31/95         8/31/94
Advisory Fee               $5,540,924         $2,329,035      $2,126,246

 Waiver                    (1,243,131)         (558,942)       (1,256,653)
                           -----------         ---------       -----------
Net Advisory Fee           $4,297,793         $1,770,093       $  869,593
                           ===========        ==========       ===========



MONEY MARKET        Six Months     Year Ended      Year Ended       Year Ended
                    Ended 2/28/97  8/31/96         8/31/95          8/31/94
Advisory Fee        $6,061,353     $8,346,173      $1,831,518       $1,245,513

Waiver              1,255,415     (2,427,423)     (732,723)         (974,438)
                                  -----------     ---------        -----------
Net Advisory Fee    4,805,938     $5,918,750     1,098,795        $  271,075
                                  ==========     ==========        ===========



PENNSYLVANIA      Six Months         Year Ended       Year Ended
                  Ended 8/31/96*     2/29/96          2/28/95
Advisory Fee      $148,591           $312,440         $ 85,049

Waiver            (59,186)           (241,213)         (85,049)
                  --------           ---------        ---------
Net Advisory Fee  $89,405            $ 71,227                0
                  ========           =========        =========



TREASURY           Year Ended        Eight Months      Year Ended
                   8/31/96           Ended             12/31/94
                                     8/31/95**
Advisory Fee      $8,857,503        $2,814,251        $2,549,955

Waiver            (2,109,068)       (1,258,611)       (1,948,237)
                  ----------         ---------        ----------
Net Advisory Fee  $6,748,435        $1,555,640         $ 601,718
                  ==========        ==========        ==========

INSTITUTIONAL MONEY     Period From 11/19/96
 MARKET                 Through 2/28/97

Advisory Fee               $337,302

Waiver                     (337,302)
                          ---------
Net Advisory Fee                 0
                          =========

INSTITUTIONAL TAX       Period From 11/20/96
 EXEMPT                 Through 2/28/97

Advisory Fee            $ 77,430

Waiver                   (77,430)
                        ---------
Net Advisory Fee               0
                        =========

INSTITUTIONAL TREASURY  Period From 11/20/96
                        Through 2/28/97

Advisory Fee             $199,136

Waiver                   (199,136)
                        ---------

Net Advisory Fee               0
                        =========
 --------------------

* The Fund changed its fiscal year from February 28 to August 31.

** The Fund changed its fiscal year from December 31 to August 31.


Expense Limitations

Evergreen Asset as Adviser to Money Market and Tax Exempt has, pursuant to each Investment Advisory Agreement, agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Class A, Class B and Class C shares, as applicable, Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 1.00% of their average net assets for any fiscal year. FUNB as Adviser to Institutional Money Market, Institutional Tax Exempt and Institutional Treasury has voluntarily agreed to reimburse each Fund to the extent that any of these Funds' aggregate operating expenses (including the Adviser's fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses, and for such Funds Institutional Service shares Rule 12b-1 distribution fees and shareholder servicing fees payable) exceed 0.20 of 1.00% of their average net assets for any fiscal year for Institutional shares and .45 of 1.00% for Institutional Service shares.

The Investment Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser. The Investment Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreements with respect to Money Market and Tax Exempt, dated June 30, 1994, were each last approved by the Trustees of each Trust on March 11, 1997, and will continue from year to year provided that such continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of each Fund. With respect to Treasury, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter was last approved by the Trustees on March 11, 1997, and it will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Pennsylvania, the Investment Advisory Agreement dated January 1, 1996 was first approved by the shareholders of the Fund on December 12, 1995 and will continue until January 1, 1998 and from year to year with respect to the Fund provided that such continuance is approved annually by a vote of a majority of the Trustees including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of the Fund. With respect to Institutional Money Market, Institutional Tax Exempt and Institutional Treasury, the Investment
Advisory Agreements dated September 30, 1996 were approved by each Fund's initial shareholder on September 30, 1996, and will continue in effect until September 30, 1998, and thereafter from year to year provided that their continuance is approved annually by a vote of a majority of the Trustees of each Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.

Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-adviser) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, the Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB acts as investment adviser or between the Fund and any advisory clients of Evergreen Asset, FUNB or Lieber. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

Prior to July 1, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. For the fiscal year ended August 31, 1996, the fiscal period ended August 31, 1995 and the fiscal year ended December 31, 1994, Treasury incurred $1,255,724, $601,034 and $462,002, respectively, in administrative service costs.

Prior to January 19, 1996, Furman Selz LLC acted as administrator for Pennsylvania. For the fiscal period ended January 18, 1996 and the fiscal years ended February 28, 1995 and 1994 Furman Selz LLC waived its entire administrative fee.

Evergreen Keystone Investment Services, Inc. ("EKIS") serves as administrator to the Funds and is entitled to receive a fee based on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds for which any affiliate of FUNB serves as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. BISYS, an affiliate of EKD, distributor for the Evergreen Keystone group of mutual funds, serves as sub-administrator to the Funds and is entitled to receive a fee from EKIS calculated on the average daily net assets of the Funds at a rate based on the total assets of the mutual funds for which any affiliate of FUNB serves as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; .0040% on assets in excess of $25 billion. The total assets of the mutual funds for which FUNB affiliates serve as investment adviser were approximately $29 billion as of March 31, 1997.

                               DISTRIBUTION PLANS

Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A shares of Money Market, Tax Exempt, Treasury, Pennsylvania, Institutional Service shares of Institutional Treasury, Institutional Money Market and Institutional Tax Exempt, and for Money Market, its Class B shares and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A, Institutional Service, Class B and Class C shares, as applicable, (to the extent that each Fund offers such classes) (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended by the Fund under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Securities and Exchange Commission make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

Each Plan continues in effect from year to year only if approved at least annually by each Trust's Board of Trustees or by a vote of a majority of each Fund's outstanding shares (as defined in the 1940 Act). In either case, by the vote of a majority of each Trust's Independent Trustees who have no direct or indirect financial interest in the operation of the Plan or any agreement related. Each Distribution Agreement will continue in effect from year to year, if the Board of Trustees approves such continuance annually in the same manner as the Advisory Agreement.

On October 1, 1996 Institutional Money Market, Institutional Tax Exempt and Institutional Treasury commenced the offering of each Fund's Institutional Service shares. Each Plan with respect to such Funds became effective on August 1, 1996 and was initially approved by the sole shareholder of each Fund on September 30, 1996 and by the unanimous vote of the Trustees of each Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on August 1, 1996. The Distribution Agreements between each Fund and the Distributor, pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Institutional Service shares were also approved at the August 1, 1996 meeting by the unanimous vote of the disinterested Trustees voting separately. Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of each Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class and, in either case, by a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to each Fund's Class A, Institutional Service, Class B and Class C shares as applicable. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Funds and holders of each Fund's Class A, Institutional Service, Class B and Class C shares as applicable and (ii) stimulate administrators to render administrative support services to the Funds and holders of such shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding each Fund's Class A, Institutional Service, Class B and Class C shares as applicable; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Institutional Service, Class B and Class C shares, as applicable.

In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of shares of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes of shares, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of such Class or Classes of shares through deferred sales charges. However, the Distributor will ask the Trust's Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of Advances.

Any change in the Distribution Plan that would materially increase the distribution expenses of the Fund provided for in the Distribution Plan requires shareholder approval. Otherwise, the Distribution Plan may be amended by votes of each Trust's (1) Board of Trustees and (2) Independent Trustees cast in person at a meeting called for the purpose of voting on such amendment.

Any Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Independent Trustees, or (b) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

Fees Paid Pursuant to Distribution Plans. Treasury, Money Market, Tax Exempt and Pennsylvania incurred the following distribution service fees:

Treasury. For the fiscal year ended August 31, 1996, $6,381,827 on behalf of Class A shares.

Money Market. For the six months ended February 28, 1997, $2,698,374 on behalf of Class A shares and $39,539 on behalf of Class B shares.

Tax Exempt. For the fiscal year ended August 31, 1996, $1,898,665 on behalf of Class A shares.

Pennsylvania. For the six months ended August 31, 1996 (commencement of operations), $24,476 on behalf of Class A shares.

For the period from November 19, 1996 through February 28, 1997, Institutional Money Market, Institutional Tax Exempt and Institutional Treasury paid EKD, the Distributor, fees of $297,918, $11,834 and $165,813, respectively pursuant to the Distribution Plans.

                             ALLOCATION OF BROKERAGE

Decisions regarding each Fund's portfolio are made by its Adviser, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser, all of whom, in the case of Evergreen Asset, are associated with Lieber and Company. In general, the same individuals perform the same functions for the other funds managed by the Adviser. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between bid and ask prices.


In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. To the extent that receipt of these services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses.

Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the Securities and Exchange Commission, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to the Fund with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, a Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage transactions with Lieber, as an affiliated broker-dealer, are fair and reasonable.

Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for the Fund will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.


                          ADDITIONAL TAX INFORMATION
                      (See also "Taxes" in the Prospectus)

Each Fund has qualified and intends to continue to qualify, for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward foreign contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gains or losses will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations for Tax Exempt, Pennsylvania and Institutional Tax Exempt

To the extent that a Fund distributes exempt interest dividends to a shareholder, interest on indebtedness incurred or continued by such shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by "private activity" bonds (some of which were formerly referred to as "industrial development" bonds) should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally as including a "non-exempt person" who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds.

The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

                                 NET ASSET VALUE

The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares."

The public offering price of shares of a Fund is its net asset value. On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund twice daily, at 12 noon Eastern time and as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. Each Fund's securities are valued at amortized cost.
Under this method of valuation, a security is initially valued at its acquisition cost and, thereafter, a constant straight line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

                               PURCHASE OF SHARES

The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value without any front-end or contingent deferred sales charges or with a contingent deferred sales charge (the "deferred sales charge alternative") as described below. Class Y and Institutional shares which, as described below, are not offered to the general public or which, in the case of Institutional shares, are only available to investors having certain relationships with the Adviser of its affiliates, are offered without any front-end or contingent deferred sales charges. Shares of each Fund are offered on a continuous basis through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. For Money Market, Tax Exempt, Pennsylvania and Treasury, the minimum for initial investments is $1,000; there is no minimum for subsequent investments. For Institutional Money Market, Institutional Tax Exempt and Institutional Treasury, the minimum amount for initial investments is $1,000,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Institutional Service, Class B or Class C shares.

Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined, as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Following the initial purchase of shares of a Fund, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Share Purchase Application. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("ACH"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the same Fund business day for non-money market funds, and two days following the day the order is received for money market funds, and the applicable public offering price will be the public offering price determined as of the close of business on such business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to a Fund, stock certificates are not issued for any class of shares of any Fund, although such shares remain in the shareholder's account on the records of a Fund. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Alternative Purchase Arrangements

The Funds issue the following classes of shares:
Pennsylvania,  Money Market,  Tax Exempt,  and Treasury:  Class A shares;  Money
Market: Class B and Class C shares;  Pennsylvania,  Money Market, Tax Exempt and
Treasury: Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994, owned shares in a mutual fund advised by Evergreen Asset,
(b) certain investment advisory clients of the Advisers and their affiliates, and (c) institutional investors; Institutional Money Market, Institutional Tax Exempt and Institutional Treasury: Institutional Service shares; and Institutional Money Market, Institutional Tax Exempt and Institutional Treasury:
Institutional shares.

The classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (1) only Class A, Class B, Class C and Institutional Service shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares bear the expense of the deferred sales charge, (III) Class B and Class C shares bear the expense of a higher Rule 12b-1 distribution services fee than Class A shares and higher transfer agency costs, (IV) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders, the Class B shareholders and the Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial. The decision as to which Class of shares of Money Market is more beneficial depends primarily on whether or not the investor wishes to exchange all or part of any Class B or Class C shares purchased for Class B or Class C shares of another Evergreen Keystone Fund at some future date. If the investor does not contemplate such an exchange, it is probably in such investor's best interest to purchase Class A shares. Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares.

The Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares of Money Market, Tax Exempt, Pennsylvania and Treasury, and the Institutional Service and Institutional shares of Institutional Money Market, Institutional Tax Exempt and Institutional Treasury. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Deferred Sales Charge Alternative--Class B Shares

Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

Contingent Deferred Sales Charge. Class B shares which are redeemed within six years after the month of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over six years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the six-year period.

To illustrate, assume that an investor purchased 1,000 Class B shares at $1 per share (at a cost of $1,000) and, during such time, the investor has acquired 100 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 500 Class B shares, 100 Class B shares will not be subject to charge because of dividend reinvestment. Therefore, of the $500 of the shares redeemed $400 of the redemption proceeds (400 shares x $1 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2. Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after the month of purchase. No charge is imposed in connection with redemptions made more than one year from the month of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. Class C shares do not convert to any other Class shares of the Fund. Class C shares incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.


                       GENERAL INFORMATION ABOUT THE FUNDS
 (See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

Evergreen  Money  Market  Fund,  Evergreen  Institutional  Money Market Fund and
Evergreen Institutional Treasury Money Market Fund are each separate series of Evergreen Money Market Trust, a Massachusetts business trust. Evergreen Tax Exempt Money Market Fund and Evergreen Institutional Tax Exempt Money Market Fund are each separate series of The Evergreen Municipal Trust, a Massachusetts business trust. The Evergreen Treasury Money Market Fund (which prior to July 7, 1995 was known as the First Union Treasury Money Market Portfolio) is a separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. The Evergreen Pennsylvania Tax Free Money Market Fund is a separate series of Evergreen Tax Free Trust. Evergreen Tax Free Trust (formerly known as FFB Funds Trust) is a Massachusetts business trust which was organized on December 4, 1985. Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

Each Fund, other than Pennsylvania, Institutional Money Market, Institutional Tax Exempt and Institutional Treasury may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Pennsylvania, may issue an unlimited number of shares of beneficial interest with a $.001 par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Institutional Money Market, Institutional Tax Exempt and Institutional Treasury may issue an unlimited number of shares of beneficial interest with $0.001 par value. Each of these Funds has two classes of shares, Institutional Service Shares and Institutional Shares with identical voting, dividend, liquidation and other rights, except that the Institutional Service Shares bear distribution expenses and have exclusive voting rights with respect to their Distribution Plans.

Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Fund or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

Distributor

Evergreen Keystone Distributor, Inc. (the "Distributor"), 125 W. 55th Street, New York, New York 10019, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the agreement between each Fund and the Distributor, each Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.

Counsel

Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Accountants

Price Waterhouse LLP has been selected to be the independent accountants of Money Market, Tax Exempt, Institutional Money Market, Institutional Treasury and Institutional Tax Exempt.

KPMG Peat Marwick LLP has been selected to be the independent auditors of Treasury and Pennsylvania.

                             PERFORMANCE INFORMATION

YIELD CALCULATIONS

Each Fund may quote a "Current Yield" or "Effective Yield" from time to time. The Current Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Current Yield. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will generally equal the total dividends declared with respect to the account.
The yields are then computed as follows:

 Current Yield = Beginning Account Value x 365/7
 Effective Yield = (1 + Total Dividend for 7 days) 365/7-1
 Tax Equivalent Yield = Effective Yield
                       ----------------------
                         1 - Fed Tax rate + [state Tax Rate -
                          (state Tax Rate x Fed Tax Rate]

Yield fluctuations may reflect changes in a Fund's net investment income, and portfolio changes resulting from net purchases or net redemptions of the Fund's shares may affect the yield. Accordingly, a Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Funds use the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. A Fund's yield is not guaranteed, and the principal is not insured.

Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds' investment portfolios, portfolio maturity, operating expenses and market conditions.

It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

The current yield and effective yield of each Fund (and for Tax Exempt and Pennsylvania, the tax equivalent yield) for the seven-day period ended February 28, 1997 for each Class of shares offered by the Funds is set forth in the table below. The table assumes a Federal tax rate of 36% for Tax Exempt, and a combined Federal and state tax rate for Pennsylvania of 37.8%.





                             Current            Effective     Tax Equivalent
                             Yield               Yield           Yield
Money Market
  Class A                     4.86%               4.98%          N/A
  Class B                     4.16%               4.25%          N/A
  Class C                      N/A                 N/A           N/A
  Class Y                     5.16%               5.28%          N/A

Tax Exempt
  Class A                     2.97%               3.01%          4.70%
  Class Y                     3.27%               3.32%          5.19%

Treasury
  Class A                     4.61%               4.72%          N/A
  Class Y                     4.91%               5.04%          N/A

Pennsylvania
  Class A                     2.89%               2.93%          4.71%
  Class Y                     3.03%               3.08%          4.95%

Institutional Tax Exempt
  Institutional               3.24%               3.34%          5.22%
  Institutional Service       2.99%               3.08%          4.81%

Institutional Money Market
  Institutional               5.36%               5.57%          N/A
  Institutional Service       5.10%               5.30%          N/A

Institutional Treasury
  Institutional               5.35%               5.38%          N/A
  Institutional Service       5.10%               5.12%          N/A

GENERAL

From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Bank Rate Monitor
National Index which publishes weekly average rates of 50 leading bank and thrift institution money market deposit accounts. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc., Donoghue's Money Fund Report or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

Any shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Securities and Exchange Commission or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements of Money Market, Tax Exempt, Treasury, Pennsylvania, Institutional Money Market, Institutional Tax Exempt and Institutional Treasury appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Money Market, Tax Exempt, Institutional Money Market, Institutional Tax Exempt and Institutional Treasury) or KPMG Peat Marwick LLP (in the case of Pennsylvania and Treasury) are incorporated by reference in this Statement of Additional Information.

You may obtain a copy of each Fund's Annual Report without charge by writing to EKSC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling EKSC toll free at 1-800-343-2898.

                                  APPENDIX "A"

DESCRIPTION OF BOND RATINGS

Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2. Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than is higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized. Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody's Investors Service, Inc. A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A--average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service L.P.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

o SP-2 Satisfactory capacity to pay principal and interest.

o SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

o MIG 4 - This designation denotes adequate quality. Protecton commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk. COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.
Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service L.P.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

Special Considerations Relating to Investment In Pennsylvania Municipal Issuers

General

         The  Commonwealth  of  Pennsylvania,  the fifth  most  populous  state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for 58 major corporations. Pennsylvania's average annual unemployment rate for the years 1990 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for March, 1997 was 5.1% and for the United States for March, 1997 was 5.2%. The population of Pennsylvania, 12,056 million people in 1996 according to the U.S. Bureau of the Census, represents an increase from the 1987 estimate of 11,811 million. Per capita income in Pennsylvania for 1995 of $23,558 was higher than the per capita income of the United States of $23,208. . The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996 with positive fund balances of $892,940, $688,304 and $635,182, respectively.

Debt

         The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $5,054 million at June 30, 1996. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 11, 1996, all outstanding general obligation bonds of the Commonwealth were rated AA- by Standard & Poor's Corporation and A-1 by Moody's Investors Service, Inc. (see Appendix A). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2001, the Commonwealth has projected that it will issue notes and bonds totaling $2,325 million and retire bonded debt in the principal amount of $2,239 million.

Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of December 31, 1996, total combined debt outstanding for these agencies was $8,356 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

         Numerous  local   government   units  in  Pennsylvania   issue  general
obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefitting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

         Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, in Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

Other Factors

         The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain nonCommonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

                       STATEMENT OF ADDITIONAL INFORMATION

                              KEYSTONE LIQUID TRUST

                                 October 31, 1996
                         As Supplemented January 1, 1997


         This statement of additional information is not a prospectus, but relates to, and should be read in conjunction with, the prospectus of Keystone Liquid Trust (the "Fund") dated October 31, 1996, as supplemented. You may obtain a copy of the prospectus from the Fund's principal underwriter, Evergreen Keystone Distributor, Inc., or your broker-dealer. Evergreen Keystone Distributor, Inc. is located at 230 Park Avenue, New York, New York 10169.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                          Page
The Fund ...................................................2
Investment Objective And Policies...........................2
Investment Restrictions.....................................2
Distributions...............................................4
Valuation of Securities.....................................4
Brokerage...................................................4
Sales Charges...............................................6
Distribution Plans..........................................8
Trustees And Officers......................................11
Investment Adviser.........................................14
Principal Underwriter......................................16
Sub-administrator..........................................17
Declaration of Trust.......................................18
Yield Quotations...........................................19
Additional Information.....................................20
Appendix..................................................A-1
Financial Statements......................................F-1


18517

--------------------------------------------------------------------------------

                                    THE FUND

--------------------------------------------------------------------------------


     The Fund is an open-end, diversified management investment company. Keystone Investment Management Company ("Keystone") is the Fund's investment adviser. Evergreen Keystone Distributor, Inc. (formerly Evergreen Funds Distributor, Inc.) ("EKD" or the "Principal Underwriter") is the Fund's principal underwriter. Evergreen Keystone Investment Services, Inc. (formerly Keystone Investment Distributors Company) ("EKIS") is the predecessor to the Principal Underwriter. See "Investment Adviser" and "Principal Underwriter" below.

--------------------------------------------------------------------------------

                        INVESTMENT OBJECTIVE AND POLICIES

--------------------------------------------------------------------------------


         The Fund's investment objective is to provide shareholders with high current income from short-term money market instruments while emphasizing preservation of capital and maintaining excellent liquidity. The Fund pursues this objective by investing in securities maturing in 397 days or less. See the Appendix to this statement of additional information for descriptions of instruments in which the Fund may invest.

--------------------------------------------------------------------------------

                             INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------


Fundamental Investment Restrictions

         The Fund has adopted the fundamental investment restrictions set forth below, which may not be changed without the vote of a majority of the Fund's outstanding shares (as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or
(2) more than 50% of the outstanding shares).

         The Fund may not do the following:

         (1) invest more than 25% of its assets in the securities of issuers in any single industry, exclusive of securities issued by banks or securities issued or guaranteed by the United States ("U.S.") government, its agencies or instrumentalities;

         (2) invest more than 5% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer, exclusive of securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities;

         (3) invest in more than 10% of the outstanding securities of any one issuer, exclusive of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

         (4) borrow money, except that, in an aggregate amount not to exceed one-third of the Fund's assets, including the amount borrowed, the Fund may (a) borrow money from banks on a temporary basis; or (b) enter into reverse repurchase agreements; amounts borrowed shall be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur;

         (5) pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 15% of the Fund's assets;

         (6) make loans, provided that the Fund may purchase money market securities or enter into repurchase agreements;

         (7) enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's assets would be subject to repurchase agreements maturing in more than seven days;

     (8) make investments for the purpose of exercising control over any issuer;

     (9) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

         (10) invest in real estate, other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein, commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; except that the Fund may engage in currency or other financial futures contracts and related options transactions;

         (11) purchase any securities on margin;

         (12) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

         (13)  invest  in  securities  of  issuers,   other  than  agencies  and
instrumentalities of the U.S. Government, having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities;

         (14) purchase or retain securities of an issuer if those officers or Trustees of the Fund or Keystone who individually own more than 1/2% of the outstanding securities of such issuer, together own more than 5% of the securities of such issuer; and

         (15) act as an underwriter of securities.

         The Fund has no current intention of attempting to increase its net income by borrowing and currently intends to repay any borrowings made in accordance with the fourth investment restriction enumerated above before it makes any additional investments.

Non-Fundamental Investment Policies

         The Fund intends to follow policies of the Securities and Exchange Commission (the "Commission") as they are adopted from time to time with respect to illiquid securities, including (1)


treating as illiquid securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment on its books; and (2) limiting its holdings of such securities to less than 10% of net assets.

         If a percentage limit is satisfied at the time of investment or borrowing, a later increase or decrease resulting from a change in the value of a security or a decrease in Fund assets is not a violation of the limit.

--------------------------------------------------------------------------------

                                  DISTRIBUTIONS

--------------------------------------------------------------------------------


         The Fund determines and declares dividends from the net income of the Fund as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time for the purpose of pricing Fund shares) on each day that the Exchange is open for trading (or at such other times as the Trustees may determine). The Fund distributes those dividends on the last business day of each month in the form of additional shares at the rate of one share for each $1.00 distributed or, at the election of the shareholder, in cash.

--------------------------------------------------------------------------------

                             VALUATION OF SECURITIES

--------------------------------------------------------------------------------


         The Fund values its money market instruments as follows: (1) money market investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market; and
(2) money market investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. The money market securities in which the Fund invests are traded primarily in the over-the-counter market and are valued at the mean between most recent bid and asked prices or yield equivalent as obtained from dealers that make markets in such securities. Investments for which market quotations are not readily available, or for which the markets establishing the most recent bid and asked prices are closed or inactive, are valued at fair value as determined pursuant to procedures established in good faith by the Fund's Board of Trustees.

--------------------------------------------------------------------------------

                                    BROKERAGE

--------------------------------------------------------------------------------


Selection of Brokers

         In effecting transactions in portfolio securities for the Fund, Keystone seeks the best execution of orders at the most favorable prices. Keystone determines whether a broker has provided the Fund with best execution and price in the execution of a securities transaction by evaluating, among other things:


         1.       overall direct net economic result to the Fund;

         2.       the efficiency with which the transaction is effected;

         3. the broker's ability to effect the transaction where a large block is involved;

         4. the broker's readiness to execute potentially difficult transactions in the future;

         5.       the financial strength and stability of the broker; and

         6. the receipt of research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information.

         The Fund's management weighs these considerations in determining the overall reasonableness of the brokerage commissions paid.

         Should the Fund or Keystone receive research and other statistical and factual information from a broker, the Fund would consider such services to be in addition to, and not in lieu of, the services Keystone is required to perform under the Advisory Agreement (as defined below). Keystone believes that the cost, value and specific application of such information are indeterminable and cannot be practically allocated between the Fund and its other clients who may indirectly benefit from the availability of such information. Similarly, the Fund may indirectly benefit from information made available as a result of transactions effected for Keystone's other clients. Under the Advisory Agreement, Keystone is permitted to pay higher brokerage commissions for brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934. In the event Keystone follows such a practice, it will do so on a basis that is fair and equitable to the Fund.

         Neither   the  Fund  nor   Keystone   intends  on  placing   securities
transactions with any particular broker. The Fund's Board of Trustees has determined, however, that the Fund may consider sales of Fund shares as a factor in the selection of brokers to execute portfolio transactions, subject to the requirements of best execution described above.

Brokerage Commissions

         The Fund expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

General Brokerage Policies

         In order to take advantage of the availability of lower purchase prices, the Fund may participate, if and when practicable, in group bidding for the direct purchase from an issuer of certain securities.

         Keystone makes investment decisions for the Fund independently from those of its other clients. It may frequently develop, however, that Keystone will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, Keystone will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of the Fund's securities, the Fund believes that in other cases its ability to participate in volume transactions will produce better executions.

         The Fund does not purchase portfolio securities from or sell portfolio securities to Keystone, the Principal Underwriter, or any of their affiliated persons, as defined in the 1940 Act.

         The Board of Trustees will, from time to time, review the Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

         The Fund paid no brokerage commissions for securities transactions during its last three fiscal years.

--------------------------------------------------------------------------------

                                  SALES CHARGES

--------------------------------------------------------------------------------


         The Fund offers three classes of shares that differ primarily with respect to sales charges and distribution fees. As described below, depending upon the class of shares that you purchase, the Fund will impose a contingent deferred sales charge (a "CDSC") when you redeem Fund shares or no sales charges at all. The Fund charges a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans"). If imposed, the Fund deducts CDSCs from the redemption proceeds you would otherwise receive. CDSCs attributable to your shares are, to the extent permitted by the National Association of Securities Dealers, Inc. ("NASD"), paid to the Principal Underwriter or its predecessor.
See the prospectus for additional information on a particular class.

Class Distinctions

Class A Shares
         Class A shares are sold without a sales charge at the time of purchase.

Class B Shares
         The Fund offers Class B shares at net asset value (without an initial sales charge). With respect to Class B shares purchased after January 1, 1997, the Fund charges a CDSC on shares redeemed as follows:


         Redemption Timing                                    CDSC Rate
         Month of purchase and the first twelve-month
              period following the month of purchase..............5.00%
         Second twelve-month
              period following the month of purchase..............4.00%
         Third twelve-month
              period following the month of purchase..............3.00%
         Fourth twelve-month
              period following the month of purchase..............3.00%
         Fifth twelve-month
              period following the month of purchase..............2.00%
         Sixth twelve-month
              period following the month of purchase..............1.00%
         Thereafter...............................................0.00%

         Class B shares purchased after January 1, 1997, that have been outstanding for seven years after the month of purchase, will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Keystone Service Company (formerly Keystone Investor Resource Center, Inc.) ("EKSC") the Fund's transfer and dividend disbursing agent.)

Class C Shares
         Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Underwriter. The Fund offers Class C shares at net asset value (without an initial sales charge). With certain exceptions, however, the Fund will charge a CDSC of 1.00%, if you redeem shares purchased after January 1, 1997, during the month of your purchase and the 12-month period following the month of your purchase. See "Calculation of Contingent Deferred Sales Charge" below.

Calculation of Contingent Deferred Sales Charge

         Any CDSC imposed upon the redemption of shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or (2) the net cost of such shares. Upon request for redemption, the Fund will redeem shares not subject to the CDSC first. Thereafter, the Fund will redeem shares held the longest first.

Shares That Are Not Subject to a Sales Charge or CDSC

Exchanges
         The Fund does not charge a CDSC when you exchange your shares for the shares of the same class of another Keystone America Fund. However, if you are exchanging shares that are still subject to a CDSC, the CDSC will carry over to the shares you acquire by the exchange. Moreover, the Fund will compute any future CDSC based upon the date you originally purchased the shares you tendered for exchange.

Waiver of Sales Charges
         Shares of the Fund may be sold, to the extent permitted by applicable law, regulations, interpretations, or exemptions, at net asset value without the imposition of an initial sales charge to (1) certain Directors, Trustees, officers, full-time employees or sales representatives of the Fund, Keystone, the Principal Underwriter, and certain of their affiliates who have been such for not less than ninety days, and to members of the immediate families of such persons; (2) a pension and profit-sharing plan established by such companies, their subsidiaries and affiliates, for the benefit of their Directors, Trustees, officers, full-time employees, and sales representatives; or (3) a registered representative of a firm with a dealer agreement with the Principal Underwriter; provided, however, that all such sales are made upon the written assurance that the purchase is made for investment purposes and that the securities will not be resold except through redemption by the Fund.

         No initial sales charge or CDSC is imposed on purchases or redemptions of shares of the Fund by a bank or trust company in a single account in the name of such bank or trust company as trustee, if the initial investment in shares of the Fund or any fund in the Keystone Investments Family of Funds, purchased pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1.00% of the amount invested.

         With respect to Class C shares purchased by a Qualifying Plan, no CDSC will be imposed on any redemptions made specifically by an individual participant in the Qualifying Plan. This waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets.

         In addition, no CDSC is imposed on a redemption of shares of the Fund in the event of (1) death or disability of the shareholder; (2) a lump-sum distribution from a benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of an account having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under a Systematic Income Plan of up to 1.0% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

--------------------------------------------------------------------------------

                               DISTRIBUTION PLANS

--------------------------------------------------------------------------------


         Rule 12b-1 under the 1940 Act permits investment companies, such as the Fund, to use their assets to bear expenses of distributing their shares if they comply with various conditions, including adoption of a distribution plan containing certain provisions set forth in Rule 12b-1 (a "Distribution Plan").

         The Fund's Class A, B, and C Distribution Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plans or any agreement related thereto (the "Independent Trustees").

         The NASD limits the amount that the Fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amounts (less any CDSCs paid by shareholders to the Principal Underwriter) remaining unpaid from time to time.

Class A Distribution Plan

         The Class A Distribution Plan provides that the Fund may expend daily amounts at an annual rate, which is currently limited to 0.25% of the Fund's average daily net asset value attributable to Class A shares, to finance any activity that is primarily intended to result in the sale of Class A shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter of the Fund to enable the Principal Underwriter to pay or to have paid to others who sell Class A shares a service or other fee, at any such intervals as the Principal Underwriter may determine, in respect of Class A shares maintained by any such recipient and outstanding on the books of the Fund for specified periods.

         Amounts paid by the Fund under the Class A Distribution Plan are currently used to pay others, such as broker-dealers, service fees at an annual rate of up to 0.25% of the average net asset value of Class A shares maintained by such others and outstanding on the books of the Fund for specified periods.

Class B Distribution Plans

         The Class B Distribution Plans provide that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class B shares to finance any activity that is primarily intended to result in the sale of Class B shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class B shares sold since inception of a Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class B shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission equal to 4.00% of the price paid for each Class B share sold. The broker-dealer or other party may also receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B share maintained by the recipient and outstanding on the books of the Fund for specified periods.

         The Principal Underwriter intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plans that exceed current annual payments permitted to be received by the Principal Underwriter from the Fund ("Advances"). The Principal Underwriter intends to seek full reimbursement of such Advances from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within the permitted limits. If the Fund's Independent Trustees authorize such reimbursements of Advances, the effect would be to extend the period of time during which the Fund incurs the maximum amount of costs allowed by the Class B Distribution Plans.

         In connection with financing its distribution costs, including commission advances to broker-dealers and others, EKIS, the predecessor to the Principal Underwriter sold to a financial institution substantially all of its 12b-1 fee collection rights and CDSC collection rights in respect of Class B shares sold during the period beginning approximately June 1, 1995 through November 30, 1996. The Fund has agreed not to reduce the rate of payment of 12b-1 fees in respect of such Class B shares unless it terminates such shares' Distribution Plan completely. If it terminates such Distribution Plans, the Fund may be subject to adverse distribution consequences.

         The financing of payments made by the Principal Underwriter to compensate broker-dealers or other persons for distributing shares of the Fund will be provided by FUNB or its affiliates.

Class C Distribution Plan

         The Class C Distribution Plan provides that the Fund may expend daily amounts at an annual rate of up to 1.00% of the Fund's average daily net asset value attributable to Class C shares to finance any activity that is primarily intended to result in the sale of Class C shares, including, without limitation, expenditures consisting of payments to the Principal Underwriter and/or its predecessor. Payments are made to the Principal Underwriter (1) to enable the Principal Underwriter to pay to others (broker-dealers) commissions in respect of Class C shares sold since inception of the Distribution Plan; (2) to enable the Principal Underwriter to pay or to have paid to others a service fee, at such intervals as the Principal Underwriter may determine, in respect of Class C shares maintained by any such recipient and outstanding on the books of the Fund for specified periods; and (3) as interest.

         The Principal Underwriter generally reallows to broker-dealers or others a commission in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share sold. Beginning approximately fifteen months after purchase, broker-dealers or others receive a commission at an annual rate of 0.75% (subject to NASD rules) plus service fees at the annual rate of 0.25%, respectively, of the average daily net asset value of each Class C share maintained by the recipient and outstanding on the books of the Fund for specified periods.

Distribution Plans - General

         The total amounts paid by the Fund under the foregoing arrangements may not exceed the maximum Distribution Plan limits specified above. The amounts and purposes of expenditures under a Distribution Plan must be reported to the Independent Trustees quarterly. The Independent Trustees may require or approve changes in the implementation or operation of a Distribution Plan, and may also require that total expenditures by the Fund under a Distribution Plan be kept within limits lower than the maximum amount permitted by such Distribution Plan as stated above.

         Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees, or by vote of a majority of the outstanding voting shares of the respective class of Fund shares. If the Class B Distribution Plan is terminated, the Principal Underwriter and EKIS will ask the Independent Trustees to take whatever action they deem appropriate under the circumstances with respect to payment of such Advances.

         Any change in a Distribution Plan that would materially increase the distribution expenses of the Fund provided for in a Distribution Plan requires shareholder approval. Otherwise, a Distribution Plan may be amended by votes of the majority of both (1) the Fund's Trustees and (2) the Independent Trustees cast in person at a meeting called for the purpose of voting on each amendment.

         While a Distribution Plan is in effect, the Fund will be required to commit the selection and nomination of candidates for Independent Trustees to the discretion of the Independent Trustees.

         The Independent Trustees of the Fund have determined that the sales of the Fund's shares resulting from payments under the Distribution Plans have benefited the Fund.

         During the year ended June 30, 1996, the Fund paid EKIS $148.564, $77,113, $25,876 and $27,202 in Distribution Plan fees for Class A shares, Class B shares sold prior to June 1, 1995, Class B shares sold on or after June 1, 1995 and Class C Shares, respectively, which represented 0.06%, 0.89%, 0.30% and 1.00%, respectively, of the average net assedts of each Class.

--------------------------------------------------------------------------------

                              TRUSTEES AND OFFICERS

--------------------------------------------------------------------------------


         Trustees and officers of the Fund, their principal occupations and some of their affiliations over the last five years are as follows:


FREDERICK AMLING:                   Trustee  of the  Fund;  Trustee  or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Professor,
                                    Finance   Department,    George   Washington
                                    University;   President,  Amling  &  Company
                                    (invest  ment  advice);  and former  Member,
                                    Board   of   Advisers,    Credito    Emilano
                                    (banking).

LAURENCE B. ASHKIN:                 Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments Families of Funds; Trustee of all the Evergreen funds other than Evergreen
                                    Investment Trust; real estate developer and construction consultant; and President of
                                    Centrum  Equities  and  Centrum  Properties,
                                    Inc.

CHARLES A. AUSTIN III:              Trustee of the Fund;  Trustee
                                    or  Director  of all other  funds in the Key
                                    stone   Investments   Families   of   Funds;
                                    Investment  Counselor to Appleton  Partners,
                                    Inc.; and former Managing Director,  Seaward
                                    Management Corporation (investment advice).

FOSTER  BAM:                        Trustee  of  the  Fund;   Trustee  or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Trustee of
                                    all the Evergreen funds other than Evergreen
                                    Investment Trust; Partner in the law firm of
                                    Cummings &  Lockwood;  Director,  Symmetrix,
                                    Inc.  (sulphur  company)  and Pet  Practice,
                                    Inc.  (veterinary   services);   and  former
                                    Director, Chartwell Group Ltd. (Manufacturer
                                    of  office   furnishings  and  accessories),
                                    Waste   Disposal    Equipment    Acquisition
                                    Corporation and Rehabilitation Corporation of America (rehabilitation hospitals).

*GEORGE S.  BISSELL:                Chairman  of the Board,  Chief
                                    Executive  Officer  and Trustee of the Fund;
                                    Chairman  of  the  Board,   Chief  Executive
                                    Officer and Trustee or Director of all other funds in the Keystone Investments Families of Funds; Chairman of the Board and Trustee of Anatolia College; Trustee of University
                                    Hospital  (and  Chairman  of its  Investment
                                    Committee); former Director and Chairman of the Board of Hartwell Keystone; and former
                                    Chairman  of the Board,  Director  and Chief
                                    Executive Officer of Keystone Investments.

EDWIN D. CAMPBELL:                  Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Principal,
                                    Padanaram   Associates,   Inc.;  and  former
                                    Executive  Director,  Coalition of Essential
                                    Schools, Brown University.

CHARLES F. CHAPIN:                  Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  and former
                                    Director, Peoples Bank (Charlotte, NC).

K.  DUN GIFFORD:                    Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of  Funds;   Trustee,
                                    Treasurer   and   Chairman  of  the  Finance
                                    Committee,   Cambridge   College;   Chairman
                                    Emeritus and Director, American Institute of
                                    Food  and  Wine;   Chairman  and  President,
                                    Oldways   Preservation  and  Exchange  Trust
                                    (education);  former  Chairman of the Board,
                                    Director, and Executive Vice President,  The
                                    London  Harness  Company;   former  Managing
                                    Partner,  Roscommon  Capital  Corp.;  former
                                    Chief  Executive  Officer,  Gifford Gifts of
                                    Fine  Foods;   former   Chairman,   Gifford,
                                    Drescher   &    Associates    (environmental
                                    consulting);  and former Director,  Keystone
                                    Investments and Keystone.

JAMES  S. HOWELL:                   Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments Families of Funds;  Chairman and
                                    Trustee  of  the  Evergreen  funds;   former
                                    Chairman of the Distribution Foundation for the Carolinas; and former Vice President of Lance Inc. (food manufacturing).

LEROY  KEITH, JR.:                  Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families of Funds;  Chairman of
                                    the  Board  and  Chief  Executive   Officer,
                                    Carson Products Company; Director of Phoenix
                                    Total Return Fund and Equifax, Inc.; Trustee
                                    of    Phoenix    Series    Fund,     Phoenix
                                    Multi-Portfolio  Fund,  and The  Phoenix Big
                                    Edge  Series  Fund;  and  former  President,
                                    Morehouse College.

F.  RAY  KEYSER,   JR.:             Trustee  of  the  Fund;
                                    Trustee or  Director  of all other  funds in
                                    the Key stone Investments Families of Funds;
                                    Chairman and Of Counsel,  Keyser,  Crowley &
                                    Meub, P.C.; Member,  Governor's (VT) Council
                                    of Eco nomic Advisers; Chairman of the Board
                                    and Director, Central Vermont Public Service
                                    Corporation  and  Lahey  Hitchcock   Clinic;
                                    Director,   Vermont   Yankee  Nuclear  Power
                                    Corporation,  Grand Trunk Corporation, Grand
                                    Trunk  Western  Railroad,  Union Mutual Fire
                                    Insurance  Company,   New  England  Guaranty
                                    Insurance Company,  Inc., and the Investment
                                    Company   Institute;   former  Director  and
                                    President, Associated Industries of Vermont;
                                    former Director of Keystone, Central Vermont
                                    Railway,   Inc.,  S.K.I.   Ltd.,  and  Arrow
                                    Financial Corp.; and former Director and Chairman of the Board, Proctor Bank and
                                    Green Mountain Bank.

GERALD   M. MCDONELL:               Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Trustee of
                                    the    Evergreen     funds;     and    Sales
                                    Representative   with   Nucor-Yamoto,   Inc.
                                    (Steel producer).


THOMAS   L. MCVERRY:                Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Trustee of
                                    the Evergreen  funds;  former Vice President
                                    and  Director  of  Rexham  Corporation;  and
                                    former  Director  of  Carolina   Cooperative
                                    Federal Credit Union.

*WILLIAM  WALT PETTIT:              Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments Families of Funds; Trustee of the Evergreen funds; and Partner in the law firm of Holcomb and Pettit, P.A.

DAVID    M. RICHARDSON:             Trustee of the Fund; Trustee
                                    or  Director  of all other  funds in the Key
                                    stone  Investments  Families of Funds;  Vice
                                    Chair and former  Executive Vice  President,
                                    DHR    International,     Inc.    (executive
                                    recruitment);  former Senior Vice President,
                                    Boyden International Inc. (executive recruit
                                    ment);  and Director,  Commerce and Industry
                                    Association     of    New    Jersey,     411
                                    International,  Inc.,  and J&M Cumming Paper
                                    Co.

RUSSELL A.
SALTON,  III MD:                    Trustee  of the  Fund;  Trustee  or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Trustee of
                                    the Evergreen funds; Medical Director,  U.S.
                                    Health  Care/Aetna   Health  Services;   and
                                    former  Managed   Health  Care   Consultant;
                                    former President, Primary Physician Care.

MICHAEL    S. SCOFIELD:             Trustee of the Fund; Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of Funds;  Trustee of
                                    the  Evergreen  funds;  and  Attorney,   Law
                                    Offices of Michael S. Scofield.

RICHARD J.  SHIMA:                  Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of  Funds;  Chairman,
                                    Environmental   Warranty,   Inc.  (Insurance
                                    agency);  Executive  Consultant,  Drake Beam
                                    Morin,   Inc.   (executive    outplacement);
                                    Director   of   Connecticut    Natural   Gas
                                    Corporation,  Hartford  Hospital,  Old State
                                    House    Association,    Middlesex    Mutual
                                    Assurance  Company,  and  Enhance  Financial
                                    Services, Inc.; Chairman, Board of Trustees,
                                    Hartford Graduate Center;  Trustee,  Greater
                                    Hartford   YMCA;   former   Director,   Vice
                                    Chairman and Chief Investment  Officer,  The
                                    Travelers   Corporation;   former   Trustee,
                                    Kingswood-Oxford School; and former Managing
                                    Director  and  Consultant,  Russell  Miller,
                                    Inc.

*ANDREW   J. SIMONS:                Trustee of the Fund;  Trustee or
                                    Director of all other funds in the Key stone
                                    Investments  Families  of  Funds;   Partner,
                                    Farrell, Fritz, Caemmerer,  Cleary, Barnosky
                                    & Armentano,  P.C.; Adjunct Professor of Law
                                    and  former   Associate   Dean,  St.  John's
                                    University  School of Law; Adjunct Professor
                                    of Law,  Touro  College  School of Law;  and
                                    former   President,    Nassau   County   Bar
                                    Association.



JOHN  J.  PILEGGI:                  President and Treasurer of the
                                    Fund;  President  and Treasurer of all other
                                    funds in the Keystone  Investments  Families
                                    of Funds;  President  and  Treasurer  of the
                                    Evergreen funds;  Senior Managing  Director,
                                    Furman   Selz  LLC  since   1992;   Managing
                                    Director from 1984 to 1992; 230 Park Avenue,
                                    Suite 910, New York, NY.

GEORGE   O.   MARTINEZ:             Secretary   of  the   Fund;
                                    Secretary of all other funds in the Keystone
                                    Investments  Families of Funds;  Senior Vice
                                    President and Director of Administration and Regulatory Services, BISYS Fund Services;
                                    3435 Stelzer Road, Columbus, Ohio.

* This Trustee may be considered an "interested person" of the Fund within the meaning of the 1940 Act.

         Mr. Bissell is deemed an "interested person" of the Fund by virtue of his ownership of stock of First Union Corporation ("First Union"), of which Keystone is an indirect wholly-owned subsidiary. See "Investment Adviser." Mr. Pettit and Mr. Simons may each be deemed an "interested person" as a result of certain legal services rendered to a subsidiary of First Union by their respective law firms, Holcomb and Pettit, P.A. and Farrell, Fritz, Caemmerer, Cleary, Barnosky & Armentano, P.C. As of the date hereof, Mr. Pettit and Mr. Simons are each applying for an exemption from the SEC which would allow them to retain their status as an Independent Trustee.

         After the transfer of EKD and its related mutual fund distribution and administration business to BISYS, it is expected that all of the officers of the Fund will be officers and/or employees of BISYS.
See "Sub-administrator."

         During the fiscal year ended June 30, 1996, no Trustee or officer received any direct remuneration from the Fund. Annual retainers and meeting fees paid by all funds in the Keystone Investments Families of Funds (which includes more than thirty mutual funds) for the calendar year ended December 31, 1995 totaled approximately $450,716. As of September 30, 1996, the Trustees and officers beneficially owned less than 1% of the Fund's then outstanding Class A, Class B and Class C shares, respectively.

         Except as set forth above, the address of all of the Fund's Trustees and officers and the address of the Fund is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------

                               INVESTMENT ADVISER

--------------------------------------------------------------------------------


         Subject to the general supervision of the Fund's Board of Trustees, Keystone, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, provides investment advice, management and administrative services to the Fund. Keystone, organized in 1932, is a wholly-owned subsidiary of Keystone Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

         On December 11, 1996, the predecessor corporation to Keystone Investments and indirectly each subsidiary of Keystone Investments, including Keystone, were acquired (the "Acquisition") by FUNB, a wholly-owned subsidiary of First Union Corporation ("First Union"). The predecessor corporation to
Keystone Investments was acquired by FUNB by merger into a wholly-owned subsidiary of FUNB,



which entity then succeeded to the business of the predecessor corporation. Contemporaneously with the Acquisition, the Fund entered into a new investment advisory agreement with Keystone and into a principal underwriting agreement with EKD, a wholly-owned subsidiary of Furman Selz LLC ("Furman Selz"). The new investment advisory agreement (the "Advisory Agreement") was approved by the shareholders of the Fund on December 9, 1996, and became effective on December 11, 1996. As a result of the above transactions, Keystone Management, Inc. ("Keystone Management"), which prior to the Acquisition acted as investment manager to the Fund, no longer acts as such to the Fund. Keystone currently provides the Fund with all the services that may previously have been provided by Keystone Management. The fee rate paid by the Fund for the services provided by Keystone and its affiliates has not changed as a result of the Acquisition.

         Keystone Investments and each of its subsidiaries, including Keystone, are now indirectly owned by First Union. First Union is headquartered in Charlotte, North Carolina, and had $133.9 billion in consolidated assets as of September 30, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. The Capital Management Group of FUNB, together with Lieber & Company and Evergreen Asset Management Corp., wholly-owned subsidiaries of FUNB, manage or otherwise oversee the investment of over $50 billion in assets belonging to a wide range of clients, including the Evergreen Family of Funds.

         Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Trustees, Keystone furnishes to the Fund investment
advisory,   management  and  administrative  services,  office  facilities,  and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. Keystone pays for all of the expenses incurred in connection with the provision of its services.

         The Fund pays for all charges and expenses, other than those specifically referred to as being borne by Keystone, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan; (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws;
(11) expenses of preparing, printing and mailing prospectuses, statements of additional information, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Fund on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and all extraordinary charges and expenses of the Fund.

         The Fund pays Keystone a fee for its services at the annual rate of:

         (1) 0.50% of the average daily value of the net assets of the Fund on the first $500,000,000 of such assets; plus

         (2) 0.45% of the average daily value of the net assets of the Fund on such assets which exceed $500,000,000 and are less than $1,000,000,000; plus

         (3) 0.40% of the average daily value of the net assets of the Fund on such assets which are $1,000,000,000 or more.

         Keystone's fee is computed as of the close of business each business day and payable daily.


         Under the Advisory Agreement, any liability of Keystone in connection with rendering services thereunder is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Fund or by a vote of a majority of the Fund's outstanding shares (as defined in the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Fund's Board of Trustees or by a vote of a majority of outstanding shares. The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

         During the fiscal year ended June 30, 1994, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,407,708, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,196,552 was paid to Keystone for its services to the Fund.

         During the fiscal year ended June 30, 1995, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,923,870, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,635,290 was paid to Keystone for its services to the Fund.

         During the fiscal year ended June 30, 1996, the Fund paid or accrued to Keystone Management investment management and administrative services fees of $1,359,239, which represented 0.50% of the Fund's average net assets. Of such amount paid to Keystone Management, $1,155,353 was paid to Keystone for its services to the Fund.

--------------------------------------------------------------------------------

                              PRINCIPAL UNDERWRITER

--------------------------------------------------------------------------------


         The Fund has entered into Principal Underwriting Agreements (each an "Underwriting Agreement") with EKD with respect to each class. EKD, which is not affiliated with First Union, replaces EKIS as the Fund's principal underwriter. EKIS may no longer act as principal underwriter of the Fund due to regulatory restrictions imposed by the Glass-Steagall Act upon national banks such as FUNB and their affiliates, that prohibit such entities from acting as the underwriters of mutual fund shares. While EKIS may no longer act as principal underwriter of the Fund as discussed above, EKIS may continue to receive compensation from the Fund or the Principal Underwriter in respect of underwriting and distribution services performed prior to the termination of EKIS as principal underwriter. In addition, EKIS may also be compensated by the Principal Underwriter for the provision of certain marketing support services to the Principal Underwriter at an annual rate of up to .75% of the average daily net assets of the Fund, subject to certain restrictions.

         The Principal Underwriter, as agent, has agreed to use its best efforts to find purchasers for the shares. The Principal Underwriter may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreements provide that the Principal Underwriter will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it. The Principal Underwriter or EKIS, its predecessor, may receive payments from the Fund pursuant to the Fund's Distribution Plans.

         All subscriptions and sales of shares by the Principal Underwriter are at the public offering price of the shares, which is determined in accordance with the provisions of the Fund's Declaration of Trust, By-Laws, current prospectuses and statement of additional information. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreements, the Fund is not liable to anyone for failure to accept any order.

         The Fund has agreed under the Underwriting Agreements to pay all expenses in connection with the registration of its shares with the SEC and auditing and filing fees in connection with the registration of its shares under the various state "blue-sky" laws.

         The Principal Underwriter has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. The Principal Underwriter has also agreed that it will indemnify and hold harmless the Fund and each person who has been, is, or may be a Trustee or officer of the Fund against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Principal Underwriter or any other person for whose acts the Principal Underwriter is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Fund.

         Each Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Fund's Independent Trustees, and (ii) by vote of a majority of the Fund's Trustees, in each case, cast in person at a meeting called for that purpose.

         Each Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. Each Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

         From time to time, if, in the Principal Underwriter's judgment, it could benefit the sales of Fund shares, the Principal Underwriter may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and Fund data files.

--------------------------------------------------------------------------------

                                SUB-ADMINISTRATOR

--------------------------------------------------------------------------------


         Furman Selz provides officers and certain administrative services to the Fund pursuant to a sub- administration agreement. For its services under that agreement Furman Selz will receive from Keystone an annual fee at the maximum annual rate of .01% of the average daily net assets of the Fund.
Furman Selz is located at 230 Park Avenue, New York, New York 10169.

         It is expected that on or about January 2, 1997, Furman Selz will transfer EKD, and its related mutual fund distribution and administration business, to BISYS Group, Inc. ("BISYS"). At that time, BISYS will succeed as sub-administrator for the Fund. It is not expected that the acquisition of the mutual fund distribution and administration business by BISYS will affect the services currently provided by EKD or Furman Selz.

--------------------------------------------------------------------------------

                              DECLARATION OF TRUST

--------------------------------------------------------------------------------


         The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 22, 1975, as amended and restated on December 1, 1985 (the "Declaration of Trust"). The Fund is similar in most respects to a business corporation. The principal distinction between the Fund and a corporation relates to the shareholder liability described below. This summary is qualified in its entirety by reference to the Declaration of Trust.

Shareholder Liability

         Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. If, the Fund were held to be a partnership, the possibility of Fund shareholders incurring financial loss for that reason appears remote because the Fund's Declaration of Trust (1) contains an express disclaimer of shareholder liability for obligations of the Fund; (2) requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees; and (3) provides for indemnification out of Fund property for any shareholder held personally liable for the obligations of the Fund.

Voting Rights

         No meetings of shareholders for the purpose of electing Trustees will be held, unless required by law or until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders' meeting for election of Trustees.

         The Trustees shall continue to hold office indefinitely unless otherwise required by law and may appoint successor Trustees. Any Trustee may removed from or cease to hold office (1) at any time by two-thirds vote of the remaining Trustees; (2) when such Trustee becomes mentally or physically incapacitated; or (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares.
Any Trustee may voluntarily resign from office.

         Under the terms of the Declaration of Trust, the Fund does not hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, shares are entitled to one vote per share. Shares generally vote together as one class on all matters. Classes of shares have equal voting rights except that each class of shares has exclusive voting rights with respect to its Distribution Plan. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the shares of that class. Shares have non-cumulative voting rights, which means the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all of the Trustees of the Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.


Limitations of Trustees' Liability

         The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person; provided, however, that nothing in the Declaration of Trust shall protect a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         The Trustees have absolute and exclusive control over the management and disposition of assets of the Fund and may perform such acts as in their sole judgment and discretion are necessary and proper for conducting the business and affairs of the Fund or promoting the interests of the Fund and the shareholders.

--------------------------------------------------------------------------------

                                YIELD QUOTATIONS

--------------------------------------------------------------------------------


         The current yield of each class of the Fund equals the net change, exclusive of capital changes (all realized and unrealized gains and losses); in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) and carrying the resulting current yield figure to the nearest hundredth of one percent. The determination of net change in account value reflects the value of additional shares purchased with the dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to shareholder accounts in proportion to the length of the base period and the average account size of a class.

         If realized and unrealized gains and losses were included in the calculation of the current yield, the current yield of a class of the Fund might vary materially from that reported in advertisements.

         For the seven day period ended June 30, 1996, the current yields of Class A, Class B and Class C shares were 4.50%, 3.61%, and 3.61%, respectively.

         In addition to the current yield of a class, the Fund may, from time to time, advertise effective yield. The effective yield is calculated by compounding the unannualized base period return by adding 1, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent.

         For the seven day period ended June 30, 1996, the effective yields of Class A, Class B and Class C shares were 4.60%, 3.67%, and 3.67%, respectively.

         The current and effective yields, as quoted in such advertisements, will be based on information as of a date no more than fourteen days prior to the date of their publication. Each yield will vary depending on market conditions. Principal is not insured. Each yield also depends on the quality, maturity and type of instruments held in the Fund and operating expenses. The advertisements will include, among other things, the length of and the date of the last day in the base period used in computing the quotation.

         The yield of any investment is generally a function of quality and maturity, type of investment and operating expenses. The current yield of a class of the Fund will fluctuate from time to time and is not necessarily representative of future results. In addition, past performance is not a guarantee of future results.

         Current yield information is useful in reviewing the Fund's performance, but because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. An investor's principal is not guaranteed by the Fund.

--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------


Redemptions in Kind

         If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorized payment to be made in portfolio securities or other property. The Fund has obligated itself, however, under the 1940 Act, to redeem for cash all shares presented for redemption by any one shareholder up to the lesser of $250,000 or 1% of the Fund's net assets in any 90-day period. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share and would, to the extent permitted by law, be readily marketable. Shareholders receiving such securities would incur brokerage costs upon the securities' sale.

General

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian (the "Custodian") of all securities and cash of the Fund. The Custodian performs no investment management functions for the Fund, but, in addition to its custodial services, is responsible for accounting and related record keeping on behalf of the Fund.

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, Certified Public Accountants, are the independent auditors for the Fund.

         EKSC, located at 200 Berkeley Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of Keystone and is the transfer agent and dividend disbursing agent for the Fund.

         As of September 30, 1996, there were no shareholders of record owning 5% or more of the Fund's outstanding Class A and Class B shares.

         As of September 30, 1996, Beacon Council, 80 Southwest 8th Street, Miami, FL 33130 owned 9.01% of the outstanding Class C shares.

         Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.


         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, this statement of additional information, or in supplemental sales literature issued by the Fund or the Principal Underwriter, and no person is entitled to rely on any information or representation not contained therein.

         The Fund's prospectus and this statement of additional information omit certain information contained in the registration statement filed with the Commission, which may be obtained from the Commission's principal office in Washington, D.C. upon payment of the fee prescribed by the rules and regulations promulgated by the Commission.


                                       A-1


--------------------------------------------------------------------------------

                                    APPENDIX

--------------------------------------------------------------------------------


                            MONEY MARKET INSTRUMENTS

         The Fund's investments in commercial paper will consist of issues rated at the time of investment A-1, by Standard & Poor's Corporation ("S&P"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or F-1 or F-2 by Fitch Investors Service, Inc. ("Fitch").

Commercial Paper Ratings

Standard & Poor's Ratings

         Commercial  paper rated A-1 by S&P has the  following  characteristics:
Liquidity ratios are adequate to meet cash requirements. The issuer's long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two addi tional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry.

Moody's Ratings

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. Relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

Fitch's Ratings

         The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the rela tive strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

United States Government Securities

         Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury bills have


                                       A-2

maturities of one year or less. Treasury notes have maturities of one-to-ten years and Treasury bonds generally have maturities of greater than ten years at the date of issuance.

         Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Associa tion, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

         Some obligations of United States Government agencies and instrumentalities, such as Treasury bills and Government National Mortgage Association pass-through certificates, are support ed by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in the securities issued by such an instrumentality only when Keystone determines that the credit risk with respect to the instrumentality does not make its securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the InterAmerican Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

Certificates of Deposit

         Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Certificates of deposit will be limited to U.S. dollar-denominated certificates of U.S. banks, including their branches abroad, and of U.S. branches of foreign banks, which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation, and have at least $1 billion in deposits as of the date of their most recently published financial statements.

         The Fund will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Fund does not currently intend to purchase foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks (except certificates of deposit of certain U.S. branches of foreign banks).

Bankers' Acceptances

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds

18517

                                       A-3
to pay for specific merchandise. The draft is then "accepted" by the bank that, in effect, uncondition ally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Fund must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion and must be payable in U.S. dollars.


SCHEDULE OF INVESTMENTS--June 30, 1996

                                                           Maturity     Principal       Market
                                                              Date       Amount          Value
--------------------------------------------------------     -------    ----------   -------------
CERTIFICATES OF DEPOSIT (17.4%)
  Algemene Bank Nederland NV, Euro CD, 5.08%               07/16/96   $ 5,000,000     $ 4,999,222
  Bayerische Landesbank, Euro CD, 5.41%                    10/29/96     5,000,000       4,996,354
  Bayerische Vereinsbank, Euro CD, 5.35%                   07/05/96     5,000,000       4,999,919
  Bayerische Vereinsbank, Yankee CD, 5.12%                 08/05/96     5,000,000       4,998,157
  Deutsche Bank, Yankee CD, 5.37%                          07/15/96     5,000,000       4,999,933
  Deutsche Bank AG, New York, Yankee CD, 5.62%             01/15/97     5,000,000       4,994,081
  First Alabama Bank, CD, 5.34%                            07/29/96    10,000,000       9,999,346
  NBD Bank NA, CD, 5.35%                                   08/07/96    10,000,000       9,999,992
  Rabobank Nederland NV, Yankee CD, 5.31%                  07/18/96     5,000,000       4,999,562
  Union Bank Switzerland, Euro CD, 5.05%                   07/08/96     5,000,000       4,999,595
--------------------------------------------------------     -------    ----------   -------------
TOTAL CERTIFICATES OF DEPOSIT (Cost--$60,002,903)                                      59,986,161
---------------------------------------------------------------------------------    -------------
COMMERCIAL PAPER (62.7%)
  ABN-AMRO North America Finance Co.                       08/22/96     5,000,000       4,961,000
  American Express Credit Corp.                            07/16/96     5,000,000       4,988,875
  American Express Credit Corp.                            07/17/96     5,000,000       4,988,156
  Ameritech Corp. (b)                                      08/12/96     7,000,000       6,955,900
  Ameritech Corp.                                          08/23/96     8,000,000       7,936,871
  Associates Corp.                                         07/03/96     5,000,000       4,998,533
  Associates Corp. of North America                        07/09/96     5,000,000       4,994,122
  Associates Corp. of North America                        07/12/96     5,000,000       4,991,918
  Bell Atlantic Capital Funding Corp.                      07/01/96     4,815,000       4,815,000
  Bell Atlantic Financial Services, Inc.                   07/26/96    10,000,000       9,962,778
  BellSouth Telecommunications, Inc.                       07/25/96     9,000,000       8,968,320
  BellSouth Telecommunications, Inc.                       08/27/96     5,000,000       4,957,329
  Coca-Cola Co.                                            07/19/96     5,000,000       4,986,750
  Coca-Cola Co.                                            07/22/96    10,000,000       9,968,967
  Commerzbank AG, New York                                 07/08/96     5,000,000       4,994,828
  duPont (E.I.) deNemours & Co.                            07/12/96     5,000,000       4,991,887
  duPont (E.I.) deNemours & Co.                            07/24/96     5,000,000       4,983,006
  duPont (E.I.) deNemours & Co.                            08/15/96     5,000,000       4,966,563
  Emerson Electric Co.                                     07/23/96     5,000,000       4,983,744
  General Electric Co.                                     07/26/96     6,000,000       5,976,681
  General Electric Capital Corp.                           08/13/96     5,000,000       4,967,571
  General Electric Capital Corp.                           01/06/97     5,000,000       4,851,688
  Heinz (H.J.) Co.                                         07/02/96     5,000,000       4,999,267
  Heinz (H.J.) Co.                                         07/18/96     4,500,000       4,488,695
  Heinz (H.J.) Co.                                         07/30/96     5,000,000       4,978,371
  Hewlett Packard Co.                                      07/11/96     5,000,000       4,992,597
  Hewlett Packard Co.                                      07/30/96     5,000,000       4,978,451
  Hewlett Packard Co.                                      08/29/96     4,200,000       4,162,486

                                                                          (continued on next page)


PAGE 4
----------------------
Keystone Liquid Trust
                                                            Maturity     Principal       Market
                                                              Date       Amount          Value
--------------------------------------------------------     -------    ----------   -------------
COMMERCIAL PAPER (continued)
  Kellogg Co.                                              07/31/96   $10,400,000    $ 10,353,633
  Nestle Capital Corp.                                     07/02/96     7,000,000       6,998,973
  Nestle Capital Corp.                                     07/16/96     3,100,000       3,093,141
  Pitney Bowes Credit Corp.                                07/23/96     5,200,000       5,183,285
  Proctor & Gamble Co.                                     07/10/96    10,000,000       9,986,675
  Proctor & Gamble Co.                                     08/28/96     4,500,000       4,460,705
  Unilever Capital Corp. (b)                               07/09/96     5,000,000       4,994,111
  Unilever Capital Corp. (b)                               09/03/96     5,500,000       5,446,711
  Unilever Capital Corp. (b)                               10/15/96     5,000,000       4,919,322
  Wal Mart Stores, Inc.                                    07/01/96     3,825,000       3,825,000
--------------------------------------------------------     -------    ----------   -------------
TOTAL COMMERCIAL PAPER (Cost--$217,073,278)                                           217,051,910
---------------------------------------------------------------------------------    -------------
U.S. GOVERNMENT (AND AGENCY) ISSUES (14.4%)
  FFCB, 5.30%                                              08/01/96     7,000,000       6,999,551
  FHLB Medium Term Notes, 5.82%                            05/01/97     3,000,000       2,997,639
  FHLMC Discount Notes                                     07/03/96    10,000,000       9,997,083
  FHLMC Discount Notes                                     07/15/96     5,000,000       4,989,763
  FHLMC Discount Notes                                     08/05/96     5,000,000       4,974,333
  FHLMC Discount Notes                                     08/22/96     5,000,000       4,961,650
  FNMA Discount Notes                                      08/06/96     5,150,000       5,122,808
  FNMA Discount Notes                                      08/20/96     5,000,000       4,963,056
  FNMA Discount Notes                                      09/10/96     5,000,000       4,947,243
--------------------------------------------------------     -------    ----------   -------------
TOTAL U.S. GOVERNMENT (AND AGENCY) ISSUES (Cost--$49,956,759)                          49,953,126
---------------------------------------------------------------------------------    -------------
                                                                        Maturity
                                                                          Value
--------------------------------------------------------     -------    ----------   -------------
REPURCHASE AGREEMENTS (5.6%)
  Keystone Joint Repurchase Agreement (Investments in
    repurchase agreements, in a joint trading account,
    5.55%, purchased 6/28/96) (c)                          07/01/96   $18,008,325      18,000,000
  State Street Bank & Trust, Co., 5.00%, purchased
    6/28/96 (Collateralized by $1,080,000 U.S. Treasury
    Bond, 10.75%, due 8/15/05)                             07/01/96     1,400,583       1,400,000
--------------------------------------------------------     -------    ----------   -------------
TOTAL REPURCHASE AGREEMENTS (Cost--$19,400,000)                                        19,400,000
---------------------------------------------------------------------------------    -------------
TOTAL INVESTMENTS (COST--$346,432,940) (a)                                            346,391,197
OTHER ASSETS AND LIABILITIES--NET (-0.1%)                                                (268,054)
---------------------------------------------------------------------------------    -------------
NET ASSETS--(100.0%)                                                                 $346,123,143
---------------------------------------------------------------------------------    -------------

PAGE 5
----------------------

SCHEDULE OF INVESTMENTS--June 30, 1996

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation of investments, based on identified tax cost, at June 30, 1996 are as follows:

  Gross unrealized appreciation                    $      0
  Gross unrealized depreciation                     (41,743)
                                                  ---------
  Net unrealized depreciation                      $(41,743)
                                                  =========

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at June 30, 1996.

Legend of Portfolio Abbreviations
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association

See Notes to Financial Statements.

PAGE 6
----------------------
Keystone Liquid Trust

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                               Year Ended June 30,
                                           ----------------------------------------------------------
                                               1996          1995       1994       1993        1992
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value beginning of year            $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Income from investment operations:
Net investment income                           .0464         .0454      .0235      .0230       .0386
Net realized and unrealized gain (loss)
 on investments                                (.0001)            0          0     (.0001)      .0003
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total from investment operations                .0463         .0454      .0235      .0229       .0389
 ---------------------------------------   ------------     -------    -------    -------   ---------
Less distributions to shareholders             (.0463)       (.0454)    (.0235)    (.0229)     (.0389)
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value end of year                  $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total return                                     4.73%         4.63%      2.37%      2.31%       3.96%
Ratios/supplemental data
Ratios to average net assets:
  Net investment   income                        4.66%         4.42%      2.50%      2.29%       3.99%
  Total expenses                                 0.98%(a)      0.92%      1.02%      1.11%       1.10%
Net assets end of year (thousands)           $332,796      $245,308   $398,617   $189,167    $227,115
 ---------------------------------------   ------------     -------    -------    -------   ---------

                                                               Year Ended June 30,
                                           ----------------------------------------------------------
                                               1991          1990       1989       1988        1987
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value beginning of year            $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Income from investment operations:
Net investment income                           .0634         .0760      .0786      .0597       .0524
Net realized and unrealized gain (loss)
 on investments                                     0             0      .0001     (.0001)          0
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total from investment operations                .0634         .0760      .0787      .0596       .0524
 ---------------------------------------   ------------     -------    -------    -------   ---------
Less distributions to shareholders             (.0634)       (.0760)    (.0787)    (.0596)     (.0524)
 ---------------------------------------   ------------     -------    -------    -------   ---------
Net asset value end of year                  $   1.00      $   1.00   $   1.00   $   1.00    $   1.00
 ---------------------------------------   ------------     -------    -------    -------   ---------
Total return                                     6.47%         7.81%      8.18%      6.31%       5.35%
Ratios/supplemental data
Ratios to average net assets:
  Net investment   income                        6.51%         7.53%      7.88%      5.99%       5.30%
  Total expenses                                 0.92%         1.00%      1.00%      1.00%       1.00%
Net assets end of year (thousands)           $400,597      $406,306   $475,640   $461,032    $375,542
 ---------------------------------------   ------------     -------    -------    -------   ---------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 0.95%.

See Notes to Financial Statements.

PAGE 7
----------------------

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                                      February 1, 1993
                                                       Year Ended June 30,            (Date of Initial
                                                 --------------------------------    Public Offering) to
                                                     1996         1995      1994        June 30, 1993
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value beginning of year                  $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Income from investment operations:
Net investment income                                .0369        .0362     .0142            .0047
Net realized and unrealized loss on
 investments                                             0            0         0           (.0001)
---------------------------------------------    ------------    ------    ------   --------------------
Total from investment operations                     .0369        .0362     .0142            .0046
---------------------------------------------    ------------    ------    ------   --------------------
Less distributions to shareholders                  (.0369)      (.0362)   (.0142)          (.0046)
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value end of year                        $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Total return (c)                                      3.76%        3.68%     1.43%            0.46%
Ratios/supplemental data
Ratios to average net assets:
 Net investment income                                3.73%        3.66%     1.84%            1.08%(b)
 Total expenses                                       1.91%(a)     1.84%     1.85%            2.15%(b)
Net assets end of year (thousands)                 $10,042      $ 7,281   $11,198          $   241
---------------------------------------------    ------------    ------    ------   --------------------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.88%.

(b) Annualized.

(c) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 8
----------------------
Keystone Liquid Trust

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                                     February 1, 1993
                                                       Year Ended June 30,           (Date of Initial
                                                 --------------------------------    Public Offering) to
                                                     1996         1995      1994        June 30, 1993
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value beginning of year                  $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Income from investment operations:
Net investment income                                .0370        .0362     .0142            .0045
Net realized and unrealized loss on
 investments                                        (.0001)           0         0           (.0002)
---------------------------------------------    ------------    ------    ------   --------------------
Total from investment operations                     .0369        .0362     .0142            .0043
---------------------------------------------    ------------    ------    ------   --------------------
Less distributions to shareholders                  (.0369)      (.0362)   (.0142)          (.0043)
---------------------------------------------    ------------    ------    ------   --------------------
Net asset value end of year                        $  1.00      $  1.00   $  1.00          $  1.00
---------------------------------------------    ------------    ------    ------   --------------------
Total return (c)                                      3.75%        3.68%     1.43%            0.43%
Ratios/supplemental data
Ratios to average net assets:
 Net investment income                                3.72%        3.52%     1.97%            1.01% (b)
 Total expenses                                       1.94%(a)     1.82%     1.86%            2.09% (b)
Net assets end of year (thousands)                 $ 3,285      $ 4,112   $ 6,599          $    34
---------------------------------------------    ------------    ------    ------   --------------------

(a) "Ratio of total expenses to average net assets" for the year ended June 30, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended June 30, 1996, the expense ratio would have been 1.91%.

(b) Annualized.

(c) Excluding applicable sales charges.

See Notes to Financial Statements.

PAGE 9
----------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1996

Assets (Note 1)
 Investments at market value
 (identified cost--$346,432,940)               $346,391,197
 Cash                                               147,619
 Receivable for:
  Fund shares sold                                      100
  Interest                                          941,675
 Prepaid expenses and other assets                   56,798
-------------------------------------------    -------------
    Total assets                                347,537,389
-------------------------------------------    -------------
Liabilities (Note 1)
 Payable for:
  Fund shares redeemed                              232,880
  Distributions to shareholders                   1,132,539
 Accrued expenses                                    48,827
-------------------------------------------    -------------
    Total liabilities                             1,414,246
-------------------------------------------    -------------
Net assets                                     $346,123,143
-------------------------------------------    -------------
Net assets represented by (Note 2)
 Class A Shares ($1.00 a share on
  332,795,671  shares outstanding)             $332,795,671
 Class B Shares ($1.00 a share on
  10,042,074  shares outstanding)                10,042,074
 Class C Shares ($1.00 a share on 3,285,398
  shares outstanding)                             3,285,398
-------------------------------------------    -------------
                                               $346,123,143
-------------------------------------------    -------------
Net asset value and offering price per
 share (Class A, B and C)                             $1.00
-------------------------------------------    -------------

STATEMENT OF OPERATIONS
Year Ended June 30, 1996

Investment income (Note 1)
 Interest                                              $15,264,626
--------------------------------------    ---------   ------------
Expenses (Notes 2 and 3)
 Management fees                         $1,359,239
 Transfer agent fees                        759,359
 Accounting, auditing and legal fees         52,723
 Custodian fees                             148,640
 Trustees' fees and expenses                 34,299
 Distribution Plan expenses                 278,755
 Miscellaneous                              149,465
--------------------------------------    ---------   ------------
  Total expenses                          2,782,480
  Less: Expenses paid indirectly
   (Note 3)                                 (81,434)
--------------------------------------    ---------   ------------
 Net expenses                                            2,701,046
--------------------------------------    ---------   ------------
 Net investment income                                  12,563,580
--------------------------------------    ---------   ------------
Net realized and unrealized gain
 (loss) on investments (Note 1)
 Net realized gain on investments                            4,475
 Net change in unrealized
  depreciation on investments                              (39,780)
--------------------------------------    ---------   ------------
Net realized and unrealized loss on
 investments                                               (35,305)
--------------------------------------    ---------   ------------
Net increase in net assets resulting
 from operations                                       $12,528,275
--------------------------------------    ---------   ------------

See Notes to Financial Statements.

PAGE 10
----------------------
Keystone Liquid Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       Year Ended June 30,
                                                                                  -----------------------------
                                                                                      1996            1995
------------------------------------------------------------------------------     -----------   --------------
Operations
 Net investment income                                                           $ 12,563,580    $  16,854,349
 Net realized gain (loss) on investments                                                4,475              (71)
 Net change in unrealized depreciation on investments                                 (39,780)            (685)
------------------------------------------------------------------------------     -----------   --------------
  Net increase in net assets resulting from operations                             12,528,275       16,853,593
------------------------------------------------------------------------------     -----------   --------------
Distributions to shareholders (Note 1)
 Class A Shares                                                                   (12,043,595)     (16,168,849)
 Class B Shares                                                                      (383,777)        (435,508)
 Class C Shares                                                                      (100,903)        (249,236)
------------------------------------------------------------------------------     -----------   --------------
  Total distributions to shareholders                                             (12,528,275)     (16,853,593)
------------------------------------------------------------------------------     -----------   --------------
Capital share transactions (Note 2)
 Class A Shares                                                                    87,487,588     (153,308,964)
 Class B Shares                                                                     2,760,515       (3,916,029)
 Class C Shares                                                                      (826,275)      (2,487,651)
------------------------------------------------------------------------------     -----------   --------------
 Net increase (decrease) in net assets resulting from capital share
  transactions                                                                     89,421,828     (159,712,644)
------------------------------------------------------------------------------     -----------   --------------
  Total increase (decrease) in net assets                                          89,421,828     (159,712,644)
Net assets
 Beginning of year                                                                256,701,315      416,413,959
------------------------------------------------------------------------------     -----------   --------------
 End of year                                                                     $346,123,143    $ 256,701,315
------------------------------------------------------------------------------     -----------   --------------

See Notes to Financial Statements.

PAGE 11
----------------------

NOTES TO FINANCIAL STATEMENTS

(1.) Summary of Accounting Policies

Keystone Liquid Trust (the "Fund") is an open-end diversified investment management company for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a money market mutual fund that seeks high current income from short-term securities while preserving capital and maintaining liquidity.

  The Fund offers Class A, B, and C shares. Class A shares are offered without an initial sales charge. Class B shares are offered without an initial sales charge, although a contingent deferred sales charge may be imposed at the time of redemption, which decreases depending on when the shares were purchased and how long the shares have been held. Class C shares are offered without an initial sales charge, although a contingent deferred sales charge may be imposed on redemptions within one year of purchase. Class C shares are available only through dealers who have entered into special distribution agreements with Keystone Investment Distributors Company ("KIDC"), the Fund's principal underwriter.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"), a Delaware corporation. KII is a private corporation owned by an investor group consisting predominantly of current and former members of management of Keystone and its affiliates.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

  Valuation of Securities--Money market investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest, approximates market. Money market investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Money market investments maturing in more than sixty days when purchased that are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which, when combined with accrued interest approximates market.

  Repurchase Agreements--When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price) the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities (collateral) to the Fund whose value will be maintained at an amount not less than the repurchase price. The Fund monitors the value of the collateral on a daily basis, and, if the value of the collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agree-

PAGE 12
----------------------
Keystone Liquid Trust

ment, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.Keystone Liquid Trust

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Distributions--The Fund declares dividends daily, pays dividends monthly and automatically reinvests such dividends in additional shares at net asset value, unless shareholders request payment in cash. Dividends are declared from the total of net investment income, plus realized and unrealized gain
(loss) on investments.

  Securities Transactions and Investment Income--Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses from securities transactions are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  Federal Income Taxes--The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by distributing all of its net tax basis investment income and net tax basis capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

(2.) Shares of Beneficial Interest

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Since the Fund sold, redeemed and reinvested shares at $1.00 net asset value, the shares and dollar amount are the same. Transactions in Fund shares were as follows:

                                   Year Ended June 30,
   Class A Shares                 1996             1995
--------------------------    ------------   --------------
Sales                      $ 1,105,810,542    $ 725,781,933
Redemptions                 (1,027,927,276)    (892,973,139)
Reinvestment of
 distributions from
 available sources               9,604,322       13,882,242
--------------------------    ------------   --------------
Net increase (decrease)    $    87,487,588    $(153,308,964)
==========================    ============   ==============

   Class B Shares
--------------------------    ------------   --------------
Sales                      $    31,488,209    $  30,267,166
Redemptions                    (29,034,624)     (34,518,836)
Reinvestment of
 distributions from
 available sources                 306,930          335,641
--------------------------    ------------   --------------
Net increase (decrease)    $     2,760,515    $  (3,916,029)
==========================    ============   ==============

   Class C Shares
--------------------------    ------------   --------------
Sales                      $     7,581,549    $  11,924,336
Redemptions                     (8,502,653)     (14,624,256)
Reinvestment of
 distributions from
 available sources                  94,829          212,269
--------------------------    ------------   --------------
Net decrease               $      (826,275)   $  (2,487,651)
==========================    ============   ==============

PAGE 13
----------------------

  The Fund bears some of the costs of selling its shares under Distribution Plans adopted with respect to its Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act.

  The Fund's Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net asset value of Class A shares, to pay expenses associated with the distribution of Class A shares. Amounts paid by the Fund to KIDC under the Class A Distribution Plan are currently used to pay others, such as dealers, service fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares maintained by such others.

  The Fund's Class B Distribution Plans provide for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class B shares to pay expenses associated with the distribution of Class B shares. For Class B shares sold on or after June 1, 1995, amounts paid by the Fund under such shares' Class B Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase normally equal to 4.00% of the price paid for each Class B share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class B share sold. Beginning approximately 12 months after the purchase of such Class B shares, the dealer or other party will receive service fees at an annual rate of 0.25% of the average daily net asset value of such Class B shares maintained by such others. A contingent deferred sales charge will be imposed, if applicable, on Class B shares purchased on or after June 1, 1995 at rates ranging from a maximum of 5% of amounts redeemed during the first 12 month period from and including the month of purchase to 1% of amounts redeemed during the sixth twelve month period. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years from and including the month of purchase will automatically convert to Class A shares without a front-end sales charge or exchange fee. Class B shares purchased prior to June 1, 1995 convert to Class A shares after seven years.

  The Fund's Class C Distribution Plan provides for expenditures at an annual rate of up to 1.00% of the average daily net asset value of Class C shares to pay expenses associated with the distribution of Class C shares. Amounts paid by the Fund under the Class C Distribution Plan are currently used to pay others (dealers) a commission at the time of purchase in the amount of 0.75% of the price paid for each Class C share sold plus the first year's service fee in advance in the amount of 0.25% of the price paid for each Class C share. Beginning approximately 15 months after purchase date, the dealer or other party will receive a commission at an annual rate of 0.75% of the average net asset value (subject to applicable limitations imposed by rules adopted by the National Association of Securities Dealers, Inc.("NASD")) plus service fees at the annual rate of 0.25% of the average net asset value of each Class C share maintained by such others on the Fund's books for specified periods.

  Each of the Distribution Plans may be terminated at any time by a vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, at the discretion of the Board of Trustees, payments to KIDC may continue as compensation for its services which had been earned while the Distribution Plans were in effect.

  During the year ended June 30, 1996, the Fund paid or accrued to KIDC $148,564 under its Class A Distribution Plan. During the year ended June 30, 1996 under its Class B Distribution Plans, the Fund

PAGE 14
----------------------
Keystone Liquid Trust

paid or accrued to KIDC $77,113 for Class B shares sold prior to June 1, 1995 and $25,876 for Class B shares sold on or after June 1, 1995. During the year ended June 30, 1996, the Fund paid or accrued $27,202 under its Class C Distribution Plan.Keystone Liquid Trust

  Under applicable NASD rules, the maximum uncollected amounts for which KIDC may seek payment from the Fund under its Distribution Plans as of June 30, 1996 are $1,069,672 for Class B shares purchased prior to June 1, 1995, $201,443 for Class B shares purchased on or after June 1, 1995, and $1,036,758 for Class C shares.

  Presently, the Fund's class-specific expenses are limited to Distribution Plan expenses incurred by a class of shares pursuant to its Distribution Plan.

(3.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily calculated by applying percentage rates, starting at 0.50%, and declining as net assets increase, to 0.40% per annum, to the net asset value of the Fund. KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

  During the year ended June 30, 1996, the Fund paid or accrued to KMI investment management and administration services fees of $1,359,239, which represented 0.50% of the Fund's average net assets. Of such amount paid to KMI, $1,155,353 was paid to Keystone for its services to the Fund.

  During the year ended June 30, 1996, the Fund paid or accrued $17,571 to KII as reimbursement for certain accounting services provided to the Fund.

  Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, is the Fund's transfer and dividend disbursing agent. For the year ended June 30, 1996, the Fund paid or accrued $759,359 to KIRC for transfer agent fees.

  The Fund has entered into an expense offset arrangement with its custodian. For the year ended June 30, 1996, the Fund paid custody fees in the amount of $67,206 and received a credit of $81,434 pursuant to the expense offset arrangement, resulting in a total expense of $148,640. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

  Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

------------------------------------------------------------------------------
FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

During the fiscal year ended June 30, 1996, dividends of $0.0463, $0.0369 and $0.0369 per share were paid or are payable to shareholders of Keystone Liquid Trust Class A, B, and C, respectively. All dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction. In January 1997 we will send you information on the distributions paid during the calendar year to help you in completing your federal tax return.

PAGE 15
----------------------

INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Liquid Trust

We have audited the accompanying statement of assets and liabilities of Keystone Liquid Trust, including the schedule of investments, as of June 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended for Class A shares, and for each of the years in the three-year period then ended and the period from February 1, 1993 (date of initial public offering) to June 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Liquid Trust as of June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
July 26, 1996

                                 EVERGREEN
                              MONEY MARKET FUNDS

          (Photos of money, a building, coins and an eagle appear here)

                          (Photo of trees and river)

                              1996 ANNUAL REPORT

                             (Evergreen tree logo)
                                 Evergreen(SM)
                                   Funds

                          EVERGREEN MONEY MARKET FUNDS

                               TABLE OF CONTENTS

(Photo of money)                                  A Review of the Past Year and Prospects for the Future....................     1
                                    MONEY MARKET  A Report From Your Portfolio Manager......................................     3
                                            FUND  Statement of Investments..................................................     4
                                                  Statement of Assets and Liabilities.......................................     9
                                                  Statement of Operations...................................................    10
                                                  Statement of Changes in Net Assets........................................    11
                                                  Financial Highlights......................................................    12

(Photo of building)                 PENNSYLVANIA  A Report From Your Portfolio Manager......................................   14
                                  TAX-FREE MONEY  Statement of Investments..................................................   15
                                     MARKET FUND  Statement of Assets and Liabilities.......................................   18
                                                  Statement of Operations...................................................   19
                                                  Statement of Changes in Net Assets........................................   20
                                                  Financial Highlights......................................................   21

(Photo of coins)                      TAX EXEMPT  A Report From Your Portfolio Manager......................................   22
                               MONEY MARKET FUND  Statement of Investments..................................................   23
                                                  Statement of Assets and Liabilities.......................................   35
                                                  Statement of Operations...................................................   36
                                                  Statement of Changes in Net Assets........................................   37
                                                  Financial Highlights......................................................   38

(Photo of an eagle)                     TREASURY  A Report From Your Portfolio Manager......................................   39
                               MONEY MARKET FUND  Statement of Investments..................................................   40
                                                  Statement of Assets and Liabilities.......................................   41
                                                  Statement of Operations...................................................   42
                                                  Statement of Changes in Net Assets........................................   43
                                                  Financial Highlights......................................................   44
                                                  Combined Notes to Financial Statements....................................   46
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   53
                                                  Independent Auditors' Report -- KPMG Peat Marwick LLP.....................   54
                                                  Trustees and Officers......................................   Inside Back Cover

EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                          EVERGREEN MONEY MARKET FUNDS

A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER

   The continued expansion of the United States       (Photo of Stephen A.
economy and the persistence of inflation at 3% or     Lieber)
less, has evidently sent mixed signals to the investment markets. The equity market this year has gone from new high to new high. The willingness of American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second calendar quarter to the end of the third.
   In contrast, it yielded modest gains early in the third quarter. Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indexes will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages. Hourly wages have moved up slightly in the last two months.
   The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is likely to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's economy are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
   For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates.
   Tax-exempt fixed income investment in 1996 has had comparatively better returns than taxable bond investment. Much of this difference is due to the fact that the flat tax, or sharply

                          EVERGREEN MONEY MARKET FUNDS

A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)

reduced income tax, advocacies of presidential candidates earlier in the year, were eliminated as concerns for tax-exempt investors. Therefore, tax-exempt bonds have risen to a normal level of relationship to taxable bonds. Further improving valuations has been the lack of major concerns over credit quality issues. Orange County California's default has fallen into memory and its credit is in the process of restoration. Other credit problems regarding certain public power facilities and the rental of municipal buildings have also been overcome. Correspondingly, the supply of new tax-exempt issues declined, especially as interest rate increases cut down the number of new issues replacing refunded bonds. The credit quality overall has been enhanced by further record gains for the use of bond insurance, while the insurers themselves have had their credit quality improved by record accumulations of earnings. In summary, the tax-exempt securities market toward the end of 1996 appears to be in a healthy condition.

                          EVERGREEN MONEY MARKET FUND
(Photo of money)

A REPORT FROM YOUR
PORTFOLIO MANAGER
ETHEL SUTTON

   With the unemployment rate down to 5.1% in August, its lowest    (Photo of
level in seven years, economists are asking whether unemployment    Ethel
can decline further without sparking inflation in the broad         Sutton)
wholesale and retail price indexes. While the Federal Reserve adopted a monetary policy directive with a bias toward higher interest rates at its July meeting, reflecting concern over the economy's robust rate of growth during the second quarter, it held rates steady at both its August and September meetings.
   The two key questions that the Federal Reserve will need to address this fall are how quickly the economy slows and whether the good news on the inflation front will continue. If the Federal Reserve does decide to implement its tightening bias and raise the overnight funds rate by 25 basis points, we think it unlikely that the Fed would do so before the November elections to avoid the appearance of politicizing the nation's monetary policy.
   After dropping sharply in the wake of the Federal Reserve's interest rate cut in January, which was viewed as anti-recession insurance, money market yields started trending upward again in April in response to evidence of unexpectedly higher second quarter growth. While the quarter ended on a softer note, there was spotty evidence over the summer that the economy might be continuing to pick up, and this perception pushed rates higher over the period.
   The ambiguity of the economic data suggested to us, however, that the Fed would be willing to hold rates steady until third quarter Gross Domestic Product
(GDP) figures were released the last week in October. Consequently, we have been comfortable with maturities that are appreciably longer than the average for first tier money market funds reported by IBC's Money Fund Report. The Fund's weighted average maturity at its fiscal year-end on August 31, 1996, was 71 days, as compared with 55 days for the 268 first tier money market funds in the IBC Average at that time. We shall continue to monitor economic data, particularly as it relates to inflation, and lengthen or shorten maturities accordingly.
   The total net assets for Evergreen Money Market Fund at its fiscal year-end on August 31, 1996, were $2.4 billion. The Fund's seven-day current and effective yields at that time are illustrated in the table below.

                                         7-DAY CURRENT YIELD   7-DAY EFFECTIVE YIELD
Class Y Shares                                   5.12%                  5.25%
Class A Shares                                   4.83%                  4.95%
Class B Shares                                   4.12%                  4.20%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

*SOURCE; IBC FINANCIAL DATA, INC., AN INDEPENDENT MONEY MARKET MUTUAL FUNDS
 PERFORMANCE MONITOR.

 DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

 THE FUND MAY INCUR 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUNDS DAILY NET ASSETS OF ITS CLASS A SHARES.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 BANKERS' ACCEPTANCES* -- 3.0%
 $28,400    Bank of Tokyo-Mitsubishi Ltd.,
            5.53%, 11/25/96.................... $   28,029,183
            CoreStates Bank,
   2,000    5.57%, 12/23/96....................      1,965,033
   2,544    5.57%, 12/26/96....................      2,498,390
   8,700    Dai-Ichi Kangyo Bank Ltd.,
            5.52%, 10/22/96....................      8,631,966
  14,000    Fuji Bank Ltd.,
            5.50%, 9/26/96.....................     13,946,528
   6,000    Republic National Bank of
            New York,
            5.39%, 1/27/97.....................      5,867,047
            Sumitomo Bank Ltd.,
   3,000    5.50%, 9/20/96.....................      2,991,291
   5,350    5.53%, 11/7/96.....................      5,294,938
   5,000    5.61%, 11/25/96....................      4,933,771
              TOTAL BANKERS' ACCEPTANCES
                 (COST $74,158,147)............     74,158,147
 CERTIFICATES OF DEPOSIT -- 10.7%
  25,000    Australia & New Zealand Banking
            Group Ltd.
            5.51%, 12/31/96....................     25,000,812
  25,000    Bayerische Vereinsbank AG,
            5.53%, 1/22/97.....................     25,000,000
            Canadian Imperial Bank of Commerce,
  20,000    5.50%, 1/9/97......................     20,000,000
  25,000    5.70%, 3/21/97.....................     25,000,000
  25,000    5.77%, 5/2/97......................     25,000,000
  50,000    Deutsche Bank AG,
            5.70%, 5/1/97......................     50,000,000
            Societe Generale,
  20,000    5.50%, 1/9/97......................     20,000,000
  20,000    5.21%, 2/24/97.....................     20,000,000
  25,000    5.70%, 3/14/97.....................     25,000,000
  25,000    5.75%, 4/1/97......................     25,000,000
              TOTAL CERTIFICATES OF DEPOSIT
                 (COST $260,000,812)...........    260,000,812
 COMMERCIAL PAPER* -- 82.6%
            BANK HOLDING COMPANIES -- 11.3%
   5,000    B.B.V. Finance (DE), Inc.,
            5.44%, 2/18/97.....................      4,871,556
            Banca CRT Financial Corp.,
  11,000    5.40%, 9/17/96.....................     10,973,600
   9,700    5.48%, 9/26/96.....................      9,663,086

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 COMMERCIAL PAPER* -- CONTINUED
            BANK HOLDING COMPANIES -- CONTINUED
 $10,000    BankAmerica Corp.,
            5.50%, 1/13/97..................... $    9,795,278
            Bankers Trust New York Corp.,
  25,000    5.53%, 12/19/96....................     24,581,410
  25,000    5.59%, 12/30/96....................     24,534,166
  11,700    BIL North America, Inc.,
            5.45%, 10/16/96....................     11,620,294
            BTM Capital Corp.,
  19,697    5.53%, 10/15/96....................     19,563,870
  10,000    5.40%, 11/26/96....................      9,871,000
  33,000    Chase Manhattan Corp.,
            5.66%, 1/6/97......................     32,341,082
  24,000    HSBC Americas, Inc.,
            5.38%, 12/4/96.....................     23,662,853
   4,200    IMI Funding Corp. (USA),
            5.52%, 11/4/96.....................      4,158,784
   6,000    Korea Development Bank,
            5.30%, 9/12/96.....................      5,990,283
   7,186    MPS U.S. Commercial Paper Corp.,
            5.45%, 9/19/96.....................      7,166,418
            Royal Bank Canada New York Branch,
  20,000    5.54%, 12/31/96....................     19,627,589
  14,750    5.41%, 1/17/97.....................     14,444,110
  11,000    Sumitomo Bank Capital
            Markets, Inc.,
            5.38%, 11/15/96....................     10,876,708
  25,000    Svenska Handelsbanken, Inc.,
            5.42%, 9/9/96......................     24,969,889
            Unifunding, Inc.,
   2,000    5.30%, 10/8/96.....................      1,989,106
   5,000    5.45%, 2/11/97.....................      4,876,618
                                                   275,577,700
            BUILDING & CONSTRUCTION -- .1%
   1,600    Guardian Industries Corp.,
            5.31%, 10/21/96....................      1,588,200
            CHEMICALS -- 4.7%
            Akzo Nobel, Inc.,
  15,000    5.30%, 11/19/96....................     14,825,542
  10,700    5.49%, 11/19/96....................     10,571,092
   9,000    5.55%, 11/19/96....................      8,890,387

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

COMMERCIAL PAPER* -- CONTINUED

           CHEMICALS -- CONTINUED
 $13,500    Burmah Castrol Finance PLC,
            5.40%, 1/21/97..................... $   13,212,450
  14,000    Cosmair, Inc.,
            5.35%, 10/4/96.....................     13,931,342
            Hercules, Inc.,
  13,300    5.32%, 10/4/96.....................     13,235,140
  11,600    5.34%, 12/2/96.....................     11,441,699
            WMX Technologies, Inc.,
  19,700    5.43%, 1/22/97.....................     19,275,087
  10,000    5.77%, 3/25/97.....................      9,671,431
                                                   115,054,170
            CONTAINERS & PACKAGES -- .5%
  12,000    Sonoco Products Co.,
            5.42%, 9/10/96.....................     11,983,740
            DIVERSIFIED -- 10.7%
   1,200    American Home Products Corp.,
            5.35%, 10/1/96.....................      1,194,650
   5,981    Arena Funding Corp.,
            (LOC: Bank of Tokyo-Mitsubishi
            Ltd.)
            5.40%, 10/15/96....................      5,941,525
  16,600    B.I. Funding, Inc.,
            5.38%, 9/27/96.....................     16,535,500
            Daewoo International
            (America) Corp.,
            (LOC: Korea Development Bank)
  20,000    5.38%, 11/22/96....................     19,754,911
  30,000    5.66%, 12/13/96....................     29,514,183
   3,000    Eaton Corp.,
            5.53%, 1/8/97......................      2,940,553
            Finova Capital Corp.,
  29,625    5.40%, 9/10/96.....................     29,585,006
  27,800    5.51%, 10/3/96.....................     27,663,842
  15,200    5.41%, 10/31/96....................     15,062,947
  20,000    5.40%, 11/14/96....................     19,778,000
  20,000    5.38%, 11/20/96....................     19,760,889
  20,000    Mitsui & Co. (USA), Inc.,
            5.50%, 11/13/96....................     19,776,945
   7,700    Newell Co.,
            5.32%, 9/9/96......................      7,690,897
   6,200    Progress Funding Corp.
            (LOC: Fuji Bank Ltd.)
            5.50%, 11/6/96.....................      6,137,483
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

           DIVERSIFIED -- CONTINUED
            REXAM PLC,
 $16,500    5.40%, 9/5/96...................... $   16,490,100
  10,000    5.42%, 10/23/96....................      9,921,711
  12,500    Rubbermaid, Inc.,
            5.29%, 9/12/96.....................     12,479,795
                                                   260,228,937
            ELECTRICAL POWER -- 4.9%
            Electricite de France,
  25,000    5.44%, 12/23/96....................     24,573,111
  16,000    5.55%, 12/27/96....................     15,711,400
            FP Funding Corp.,
            (LOC: Sumitomo Bank Ltd.)
  11,566    5.41%, 9/24/96.....................     11,526,023
  23,404    5.41%, 9/25/96.....................     23,319,590
  20,000    5.52%, 10/21/96....................     19,846,667
  21,500    IES Utilities, Inc.,
            5.31%, 9/24/96.....................     21,427,061
   3,200    Pacificorp,
            5.26%, 10/3/96.....................      3,185,038
                                                   119,588,890
            ELECTRONICS -- 2.7%
   8,000    Hitachi Credit America Corp.,
            5.32%, 11/21/96....................      7,904,240
   5,000    Orix America, Inc.,
            5.52%, 9/3/96......................      4,998,467
  10,000    Seiko Corp. of America,
            (LOC: Dai-Ichi Kangyo Bank Ltd.)
            5.40%, 10/24/96....................      9,920,500
            Sharp Electronics Corp.,
   8,300    5.31%, 12/20/96....................      8,165,332
  12,330    5.35%, 12/20/96....................     12,128,439
  23,000    Toshiba America, Inc.,
            5.42%, 9/3/96......................     22,993,074
                                                    66,110,052
            FINANCE -- 21.3%
            Aristar, Inc.,
   7,000    5.38%, 9/24/96.....................      6,975,939
   6,400    5.38%, 9/25/96.....................      6,377,045
  34,665    5.35%, 11/15/96....................     34,278,630
  18,965    5.35%, 11/21/96....................     18,736,709
            Astro Capital Corp.,
  24,589    5.45%, 10/1/96.....................     24,477,325
   9,268    5.50%, 10/11/96....................      9,211,362

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

COMMERCIAL PAPER* -- CONTINUED

           FINANCE -- CONTINUED
 $ 3,400    Avco Financial Services, Inc.,
            5.42%, 10/21/96.................... $    3,374,406
            Dynamic Funding Corp.,
            (LOC: Fuji Bank Ltd.)
   1,416    5.40%, 9/5/96......................      1,415,150
  10,944    5.60%, 10/31/96....................     10,841,856
  29,363    5.45%, 11/15/96....................     29,029,608
  26,000    Eiger Capital Corp.,
            (LOC: Union Bank of
            Switzerland)
            5.28%, 9/11/96.....................     25,961,867
  20,000    Heller International Corp.,
            (LOC: Fuji Bank Ltd.)
            5.50%, 10/18/96....................     19,856,389
            Island Finance Puerto
            Rico, Inc.,
            (LOC: Norwest Corp.)
  17,600    5.42%, 9/12/96.....................     17,570,853
  20,000    5.31%, 10/15/96....................     19,870,200
            Jet Funding Corp.,
  10,377    5.42%, 9/3/96......................     10,373,875
  16,650    5.45%, 9/30/96.....................     16,576,902
  18,640    5.52%, 9/30/96.....................     18,557,114
  26,528    Premium Funding, Inc.,
            (LOC: Citibank)
            5.33%, 10/15/96....................     26,355,185
            Receivables Capital Corp.,
   8,473    5.41%, 9/25/96.....................      8,442,441
  22,977    5.37%, 9/30/96.....................     22,877,605
            Sanwa Business Credit Corp.,
            (LOC: Sanwa Bank Ltd.)
  20,000    5.40%, 9/20/96.....................     19,943,000
  20,000    5.37%, 10/2/96.....................     19,907,517
  30,000    5.38%, 10/7/96.....................     29,838,600
  20,000    5.34%, 10/23/96....................     19,845,733
            Stanford University,
   3,500    5.42%, 10/21/96....................      3,473,653
   5,000    5.50%, 11/21/96....................      4,938,125
   3,785    5.46%, 12/2/96.....................      3,732,186
  20,000    Stellar Capital Corp.,
            (LOC: Bank of Tokyo-
            Mitsubishi Ltd.)
            5.40%, 10/24/96....................     19,841,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

           FINANCE -- CONTINUED
 $ 7,121    Strategic Asset Funding Corp.,
            (LOC: Sanwa Bank Ltd.)
            5.53%, 9/30/96..................... $    7,089,278
   7,000    Transamerica Corp.,
            5.29%, 9/12/96.....................      6,988,685
   4,400    Transamerica Finance Corp.,
            5.29%, 10/1/96.....................      4,380,603
            Tri-Lateral Capital
            (USA), Inc.,
            (LOC: Industrial Bank of
            Japan Ltd.)
  30,300    5.50%, 9/19/96.....................     30,216,675
  10,649    5.43%, 11/19/96....................     10,522,108
   6,538    Working Capital Management
            Co. L.P.,
            (LOC: Industrial Bank of
            Japan Ltd.)
            5.55%, 9/9/96......................      6,529,937
                                                   518,407,561
            FOOD & BEVERAGE -- .4%
  10,000    COFCO Capital Corp.,
            (LOC: Credit Suisse)
            5.40%, 9/13/96.....................      9,982,000
            INSURANCE -- 1.4%
  15,000    Aetna Life & Casualty Co.,
            5.50%, 10/15/96....................     14,899,167
            Allianz of America
            Finance Corp.,
   5,000    5.42%, 9/11/96.....................      4,992,472
  15,100    5.34%, 11/26/96....................     14,907,374
                                                    34,799,013
            LEASING -- 1.1%
  14,700    Amada Leasing Corp.,
            (LOC: Dai Ichi Kangyo Bank Ltd.)
            5.34%, 9/13/96.....................     14,673,834
            Fleet Funding Corp.,
   4,100    5.30%, 9/10/96.....................      4,094,567
   7,878    5.30%, 9/17/96.....................      7,859,443
                                                    26,627,844
            MACHINERY, EQUIPMENT &
            AUTOS -- 11.0%
            American Honda Finance Corp.,
  13,840    5.40%, 9/16/96.....................     13,808,860

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

COMMERCIAL PAPER* -- CONTINUED

           MACHINERY, EQUIPMENT &
           AUTOS -- CONTINUED
 $20,000    5.53%, 10/1/96..................... $   19,907,833
            BTR Dunlop Finance, Inc.,
   7,200    5.44%, 9/9/96......................      7,191,296
  25,000    5.36%, 9/20/96.....................     24,929,278
  30,000    5.42%, 9/25/96.....................     29,891,600
            Daimler-Benz North America Corp.,
  11,400    5.49%, 11/7/96.....................     11,283,520
  18,000    5.45%, 1/6/97......................     17,653,925
            General Motors
            Acceptance Corp.,
  25,000    5.47%, 2/10/97.....................     24,384,625
  25,000    5.45%, 2/14/97.....................     24,371,736
  25,000    5.50%, 5/16/97.....................     24,018,403
  16,000    Mitsubishi Motors Credit
            of America, Inc.,
            (LOC: Norinchukin Bank)
            5.37%, 10/3/96.....................     15,923,627
            Whirlpool Corp.,
  17,000    5.33%, 9/3/96......................     16,994,966
   7,200    5.43%, 9/27/96.....................      7,171,764
            Whirlpool Financial Corp.,
   8,400    5.40%, 9/23/96.....................      8,372,280
  16,300    5.46%, 9/23/96.....................     16,245,612
   5,000    5.34%, 9/26/96.....................      4,981,459
                                                   267,130,784
            OIL -- .4%
   9,200    Tonen Energy
            International Corp.,
            (LOC: Industrial Bank of
            Japan Ltd.)
            5.43%, 9/16/96.....................      9,179,185
            PHARMACEUTICALS & HEALTH
            CARE -- 4.4%
            A.H. Robins Co., Inc.,
  26,768    5.39%, 9/27/96.....................     26,663,798
  19,000    5.305%, 10/23/96...................     18,854,407
  20,000    Holy Cross Health System Corp.,
            5.34%, 11/25/96....................     19,747,833
            Massachusetts College of Pharmacy
            and Allied Health Services,
   8,951    5.35%, 11/8/96.....................      8,860,545
  10,470    5.33%, 11/21/96....................     10,344,439
   4,100    5.35%, 11/21/96....................      4,050,646
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

           PHARMACEUTICALS & HEALTH
           CARE -- CONTINUED
 $ 9,500    5.40%, 12/5/96..................... $    9,364,625
  10,000    Metrocrest Hospital Authority,
            (LOC: Bank of New York)
            5.3932%, 9/3/96....................      9,997,004
                                                   107,883,297
            REAL ESTATE -- 1.8%
  11,100    Embarcadero Center
            Associates (Five),
            (LOC: Dai-Ichi Kangyo
            Bank Ltd.)
            5.42%, 10/2/96.....................     11,048,194
  10,000    Embarcadero Center
            Venture (One),
            (LOC: Dai-Ichi Kangyo
            Bank Ltd.)
            5.38%, 9/4/96......................      9,995,517
  24,000    SRD Finance, Inc.,
            (LOC: Bank of Tokyo-
            Mitsuibishi Ltd.)
            5.37%, 9/26/96.....................     23,910,500
                                                    44,954,211
            RETAIL -- 2.4%
            Avon Capital Corp.,
   8,000    5.53%, 9/9/96......................      7,990,169
   9,000    5.44%, 9/26/96.....................      8,966,000
   8,250    5.44%, 9/27/96.....................      8,217,587
  12,000    5.50%, 10/10/96....................     11,928,500
  11,000    5.50%, 10/22/96....................     10,914,291
  10,000    Southland Corp.,
            5.42%, 9/25/96.....................      9,963,867
                                                    57,980,414
            TELECOMMUNICATIONS -- 2.4%
  50,000    GTE Corp.,
            5.40%, 9/12/96.....................     49,917,500
  10,000    U.S. West Capital
            Funding, Inc.,
            5.50%, 10/16/96....................      9,931,250
                                                    59,848,750
            TRANSPORTATION -- 1.1%
  26,000    BMW U.S. Capital Corp.,
            5.31%, 10/24/96....................     25,796,745
              TOTAL COMMERCIAL PAPER
                 (COST $2,012,721,493).........  2,012,721,493

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 CORPORATE NOTES -- 3.9%
            Federal Home Loan Bank,
 $ 4,000    5.35%, 3/14/97..................... $    4,000,000
  25,000    6.105%, 6/20/97....................     25,000,000
  25,000    Federal National Mortgage
            Association,
            5.245%, 4/11/97, (VR)..............     24,993,413
  25,000    Merrill Lynch & Co., Inc.,
            5.38%, 9/16/96, (VR)...............     25,000,000
  15,000    PNC Bank NA Pittsburgh Pa.,
            5.29%, 10/4/96, (VR)...............     14,999,248
              TOTAL CORPORATE NOTES
                 (COST $93,992,661)............     93,992,661
 TAXABLE MUNICIPALS -- .7%
   6,100    Brittany Acres,
            5.875%, 4/1/97.....................      6,100,000
  10,000    Oakland Alameda County,
            (LOC: Canadian Imperial Bank of
            Commerce)
            5.42%, 9/30/96.....................     10,000,000
              TOTAL TAXABLE MUNICIPALS
                 (COST $16,100,000)............     16,100,000

 SHARES
  (000)                                             VALUE
 MUTUAL FUND SHARES -- .0%+
     947    Lehman Prime Value Money
            Market Fund Series A
            (at net asset value)
            (COST $947,166)............         $      947,166
            TOTAL INVESTMENTS --
            (COST $2,457,920,279)...... 100.9%   2,457,920,279
              OTHER ASSETS AND
                 LIABILITIES -- NET....   (.9)     (21,250,912)
              NET ASSETS --............ 100.0%  $2,436,669,367

LOC -- Letter of Credit

VR -- Variable-rate issue. Rate shown is the rate in effect at August 31, 1996.

* -- These securities held by the Fund at August 31, 1996 are traded on a discount basis; the interest rate shown is the discount rate to be earned at the time of purchase by the Fund.

+ -- Less than one-tenth of one percent

     See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS:
   Investments at value (amortized cost $2,457,920,279)........................................................  $2,457,920,279
   Cash........................................................................................................       2,266,305
   Interest receivable.........................................................................................       7,428,535
   Receivable for Fund shares sold.............................................................................       4,027,732
   Other assets................................................................................................          95,519
         Total assets..........................................................................................   2,471,738,370
LIABILITIES:
   Payable for investment securities purchased.................................................................      25,000,812
   Dividend payable............................................................................................       6,420,957
   Payable for Fund shares repurchased.........................................................................       1,054,860
   Accrued expenses............................................................................................         982,896
   Distribution fee payable....................................................................................         885,236
   Accrued advisory fee........................................................................................         724,242
         Total liabilities.....................................................................................      35,069,003
NET ASSETS.....................................................................................................  $2,436,669,367
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $2,437,220,220
   Accumulated net realized loss on investment transactions....................................................        (550,853)
         Net assets............................................................................................  $2,436,669,367
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($1,755,266,532(division sign)1,755,274,268 shares of beneficial interest outstanding)           $1.00
   Class B Shares ($10,218,109(division sign)10,218,090 shares of beneficial interest outstanding)......           $1.00
   Class Y Shares ($671,184,726(division sign)671,723,771 shares of beneficial interest outstanding)....           $1.00

See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996


INVESTMENT INCOME:
   Interest.......................................................................................               $97,756,500
EXPENSES:
   Advisory fee...................................................................................  $8,346,173
   Distribution fee -- Class A Shares.............................................................   3,910,297
   Distribution fee -- Class B Shares.............................................................      68,566
   Shareholder services fee -- Class B Shares.....................................................      22,855
   Transfer agent fee.............................................................................     632,040
   Registration and filing fees...................................................................     513,593
   Custodian fee..................................................................................     397,865
   Reports and notices to shareholders............................................................     232,570
   Professional fees..............................................................................      45,588
   Insurance......................................................................................      25,263
   Trustees' fees and expenses....................................................................      24,855
   Miscellaneous..................................................................................      14,367
                                                                                                    14,234,032
   Less advisory fee waiver.......................................................................  (2,427,423)
         Net expenses.............................................................................                11,806,609
Net investment income.............................................................................                85,949,891
Net realized loss on investment transactions......................................................                   (26,141)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $85,923,750

See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of money)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               YEAR ENDED AUGUST 31,
                                                                                               1996             1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................................................  $   85,949,891   $    19,245,941
   Net realized gain (loss) on investment transactions..................................         (26,141)           19,987
      Net increase in net assets resulting from operations..............................      85,923,750        19,265,928
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.......................................................................     (63,327,347)       (4,909,735)
   Class B Shares.......................................................................        (382,116)          (56,561)
   Class Y Shares.......................................................................     (22,240,428)      (14,279,645)
      Total distributions to shareholders...............................................     (85,949,891)      (19,245,941)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold............................................................   6,275,701,649     1,749,914,977
   Proceeds from shares issued from acquisition
      of FFB Cash Management Fund.......................................................     592,358,361                --
   Proceeds from shares issued from acquisition
      of FFB Lexicon Cash Management Fund...............................................      95,834,929                --
   Proceeds from shares issued from acquisition of
      First Union Money Market Portfolio................................................              --       642,287,528
   Proceeds from reinvestment of distributions..........................................      28,242,023        14,341,469
   Payments for shares redeemed.........................................................  (5,531,191,681)   (1,703,929,225)
      Net increase resulting from Fund share transactions...............................   1,460,945,281       702,614,749
      Net increase in net assets........................................................   1,460,919,140       702,634,736
NET ASSETS:
   Beginning of year....................................................................     975,750,227       273,115,491
   End of year..........................................................................  $2,436,669,367   $   975,750,227

See accompanying notes to financial statements.

              EVERGREEN MONEY MARKET FUND -- CLASS A AND B SHARES
(Photo of money)
                              FINANCIAL HIGHLIGHTS

                                                                        CLASS A SHARES                CLASS B SHARES
                                                                                 JANUARY 4,                   JANUARY 26,
                                                                                   1995*                         1995*
                                                                  YEAR ENDED      THROUGH       YEAR ENDED      THROUGH
                                                                  AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                     1996           1995           1996           1995
PER SHARE DATA:
Net asset value, beginning of period............................       $1.00         $1.00          $1.00         $1.00
Net investment income...........................................         .05           .03            .04           .03
Less distributions to shareholders from net investment income...        (.05)         (.03)          (.04)         (.03)
Net asset value, end of period..................................       $1.00         $1.00          $1.00         $1.00
TOTAL RETURN+...................................................        5.0%          3.5%           4.3%          2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).......................  $1,755,267      $685,155        $10,218        $7,927
Ratios to average net assets:
   Expenses**...................................................        .75%          .81%++        1.45%         1.51%++
   Net investment income**......................................       4.86%         5.26%++        4.18%         4.54%++

*  Commencement of class operations.

+ Total return is calculated on net asset value for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                        CLASS A SHARES                CLASS B SHARES
                                                                                 JANUARY 4,                   JANUARY 26,
                                                                                   1995*                         1995*
                                                                  YEAR ENDED      THROUGH       YEAR ENDED      THROUGH
                                                                  AUGUST 31,     AUGUST 31,     AUGUST 31,     AUGUST 31,
                                                                     1996           1995           1996           1995
Expenses........................................................        .89%         1.02%++        1.59%         2.39%++
Net investment income...........................................       4.72%         5.05%++        4.04%         3.66%++

See accompanying notes to financial statements.

                 EVERGREEN MONEY MARKET FUND -- CLASS Y SHARES
(Photo of money)
                              FINANCIAL HIGHLIGHTS

                                                                                  TEN MONTHS
                                                             YEAR ENDED AUGUST      ENDED       YEAR ENDED OCTOBER
                                                                    31,           AUGUST 31,           31,
                                                              1996       1995       1994#        1993        1992
PER SHARE DATA:
Net asset value, beginning of period......................     $1.00      $1.00       $1.00       $1.00       $1.00
Net investment income.....................................       .05        .05         .03         .03         .04
Less distributions to shareholders from net investment
   income.................................................      (.05)      (.05)       (.03)       (.03)       (.04)
Net asset value, end of period............................     $1.00      $1.00       $1.00       $1.00       $1.00
TOTAL RETURN+.............................................      5.3%       5.4%        2.9%        3.2%        4.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
   (000's omitted)........................................  $671,185   $282,668    $273,115    $299,418    $357,917
Ratios to average net assets:
   Expenses**.............................................      .45%       .53%        .32%*       .39%        .36%
   Net investment income**................................     5.16%      5.26%       3.46%*      3.19%       4.18%

# The Fund changed its fiscal year end from October 31 to August 31.

+ Total return is calculated for the periods indicated and is not annualized.

* Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                  TEN MONTHS
                                                             YEAR ENDED AUGUST      ENDED       YEAR ENDED OCTOBER
                                                                    31,           AUGUST 31,           31,
                                                              1996       1995       1994#        1993        1992
Expenses..................................................      .59%       .73%        .71%*       .71%        .72%
Net investment income.....................................     5.02%      5.06%       3.07%*      2.87%       3.82%

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
A REPORT FROM YOUR
PORTFOLIO MANAGER
RICHARD K. MARRONE

  We are pleased to bring you the 1996 Annual Report for           (Photo of
Evergreen Pennsylvania Tax-Free Money Market Fund. The Fund's      Richard K.
fiscal year-end was changed from February 28, to August 31, to     Marrone)
coincide with Evergreen's other money market funds.
  In the first half of 1996, a continued stream of strong economic data re-ignited fears about future inflation and caused a reversal in fortunes in the bond market from the positive returns experienced in 1995. The underpinnings of economic growth in 1996 have been in the strength of the housing market, consumer spending, and job creation. With second quarter Gross
Domestic Product (GDP) coming in at 4.8%, there were concerns in the market about inflation rearing its ugly head.
  Although the Federal Reserve Board did not raise rates at the September 24 Federal Open Market
Committee meeting, many investors remain prepared for Fed tightening any time. With elections approaching, the Fed seems in no hurry to change course, believing that, despite the upticks in economic reports, underlying inflation is still in check and the economy is not yet overheating. The market has taken some of the onus from the Fed by pricing a 25 to 50 basis point rate increase into the yield curve in response to the economic data.
  The beginning of the second quarter saw money market funds feeling the crunch of April 15 income tax payments, as monies flowed out and cash was in scant supply. Variable rate demand notes saw a spike in rates to 4.11%, the first reset over 4.00% for 1996. These higher rates did attract some crossover corporate buyers. In May, short-term rates remained in a tight range due to lack of supply. Money market funds saw inflows after the May 1 coupon payment, and cash flowed back into the short-term arena to escape the volatility in other markets, especially equity markets. Market rates reacted to technical factors since the Fed remained in a holding pattern on policy moves. Rates increased about 10 basis points as new notes deals hit the market in the last week of May, signaling the beginning of the one-year note season.
  Variable rates fell 100 basis points in the first week of July as cash poured in from the July 1 bond redemptions. Once the influx was absorbed, the market readied itself for the $2.9 billion Texas Tax Revenue Anticipation Notes (TRANs) sale on August 27, one of the last large note deals of the year. (A $1.0 billion New York City Revenue Anticipation Notes (RANs) deal is due in October.) During this period, notes traded at 68% of taxables, with yields of 3.85%, up from 63% of taxables and yields of 3.30% at the beginning of the Fund's fiscal year.
  The Fund experienced large outflows in March and April for tax payments causing the Fund's net assets to drop from $88 million at the end of February to $71 million at the end of August. The Fund's weighted average maturity ranged from 43 to 58 days during that time. At fiscal year-end, it stood at 47 days. At August 31, the Fund held 11% of net assets in cash, 54% in variable demand notes, and the remainder in fixed rate securities. Since we believe Fed pressure to raise rates seems likely before year-end, we plan to keep the Fund's weighted average maturity short to capture expected increased yields. Purchases are currently concentrated in fixed rate securities in the 3- to 6-month maturity range. There has been very little Pennsylvania supply in the market, though the Fund was able to participate in the Philadelphia TRANs 4.50% due 6/30/97 that priced to yield 3.95%. It was one of the few liquid deals available in Pennsylvania, but our participation was limited due to diversification requirements. It is more difficult in a state specific fund to make timely changes in average maturity and asset allocation due to lack of supply and liquidity.
  Evergreen Pennsylvania Tax-Free Money Market Fund's seven-day current, effective and tax-equivalent yields are illustrated in the table below.

                        7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD    TAX-EQUIVALENT YIELD*
Class Y Shares                  3.15%                   3.20%                    5.14%
Class A Shares                  3.07%                   3.12%                    5.02%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

*TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET, AND 2.8% PENNSYLVANIA
 STATE TAX BRACKET. TAX-EQUIVALENT YIELD WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. YIELDS FLUCTUATE.

 DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE, AND ABSORBED A PORTION OF THE FUND'S 12B-1 EXPENSES ON ITS CLASS A SHARES. HAD FEE NOT BEEN WAIVED OR EXPENSE ABSORBED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER AND EXPENSE ABSORPTION MAY BE REVISED AT ANY TIME.

 THE FUND MAY INCUR 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUNDS DAILY NET ASSETS OF ITS CLASS A SHARES.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 SHORT-TERM MUNICIPAL SECURITIES -- 100.2%
            PENNSYLVANIA -- 99.0%
 $ 1,000    Allegheny Cnty. Hosp. Dev. Auth.
            RB (Allegheny Gen. Hosp.),
            Ser. 1995B, 3.40% -- VRDN
            (LOC: Morgan Gty. Tr. Co. of NY)...... $ 1,000,000
            Allegheny Cnty. Hosp. Dev. Auth.
            RB (Allegheny Health Ed. & Resh.
            Corp.), ACES, 3.40% -- VRDN
            (LOC: PNC Bk., Pittsburgh)
   1,200      Ser. A..............................   1,200,000
   1,100      Ser. C..............................   1,100,000
   1,000    Allegheny Cnty. Hosp. Dev. Auth.
            RB (Presbyterian Univ. Hosp.),
            Ser. 1988B3, 3.50% -- VRDN
            (LOC: PNC Bk., Pittsburgh)............   1,000,000
            Allegheny Cnty. IDA Envir. RRB
            (US Steel Corp.) -- TECP (LOC:
            The Long-Term Cr. Bk. of Japan)
   2,000      Ser. 1985, 3.55%, 10/8/96...........   2,000,000
   1,500      Ser. 1985, 3.55%, 11/6/96...........   1,500,000
   1,000      Ser. 1986, 3.50%, 10/3/96...........   1,000,000
     500    Beaver Cnty. IDA-PCRR
            (Duquesne Light Co.) -- TECP
            3.45%, 9/6/96 (LOC: Swiss Bk.)........     500,000
     300    Beaver Cnty. IDA-PCRR
            (Duquesne Light Co., Beaver Vly.),
            Ser. A, 3.45% -- VRDN
            (LOC: Barclays Bk. PLC)...............     300,000
   2,000    Beaver Cnty. IDA-PCRR
            (The Toledo Edison Co.
            Mansfield), Ser. 1992E -- TECP,
            3.65%, 12/10/96
            (LOC: Toronto Dominion Bk.)...........   2,000,000
   1,000    Bedford Cnty. IDA-RB
            (Sepa Inc. Facility), 3.90% -- VRDN
            (LOC: Banque Paribas).................   1,000,000
     200    Bethlehem Authority RB
            (Northampton and Lehigh Cnty),
            Ser. A, 4.20%, 11/15/96 (MBIA)........     200,210
     240    Big Spring School Dist.
            Cumberland Cnty. GO Bds.,
            Ser 1992, 4.35%, 3/1/97 (FGIC)........     240,515
     250    Brandywine Heights Area Dist.
            GO Bds., 4.40%, 4/1/97 (MBIA).........     250,300
     100    Bucks Cnty. IDA-RRB
            (SHV Real Estate, Inc.),
            Ser. 1984, 3.30% -- VRDN
            (LOC: ABN-AMRO Bk.)...................     100,000

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

  $1,000    Bucks Cnty. IDA Environmental
            Impt,. RB (USX Corp.),
            3.55% -- ARB, 10/1/96
            (LOC: Wachovia Bk. N.C.).............. $ 1,000,000
     250    City of Meadville
            GO Bds., Ser 1995B, 3.70%,
            10/1/96 (AMBAC).......................     250,000
   3,500    City of Philadelphia TRANS
            Ser. 1996-1997 A, 4.50%, 6/30/97......   3,517,036
     500    Claysburg-Kimmel School Dist.
            Bedford and Blair Cnty. GO Bds.,
            Ser. 1989 Prerefunded @ 100
            7.00%, 1/15/97........................     505,613
     250    Cnty. of Chester GO Bds.,
            Ser. 1993A, 3.75%, 12/15/96...........     250,000
   1,000    Cnty. of Chester Hlth. & Ed. Fac.
            Auth. RB (Barclays Friends),
            Ser. A, 3.50% -- VRDN
            (LOC: Bk. of Ireland).................   1,000,000
   1,000    Cnty. of Delaware GO Bds.,
            Ser. 1992, 4.45%, 11/15/96............   1,001,636
     500    Cnty. of Montgomery GO Bds.,
            Ser. 1992, Prerefunded @ 100
            4.10%, 10/15/96.......................     500,380
   1,185    Colonial School Dist. GO
            Bds., 5.00%, 9/1/96 (MBIA)............   1,185,000
   1,000    Dauphin County GO Bds.,
            Prerefunded @ 100
            7.70%, 10/15/96.......................   1,004,644
    2000    Delaware Cnty. IDA -- PCRR
            (BP Oil Inc.), 3.75% -- VRDN
            (LOC: Morgan Gty. Tr. Co. of NY)......   2,000,000
            Delaware Cnty. IDA-PCRR
            (Philadelphia Electric Co.), TECP
            (SPA: FGIC Secs. Purch.),
   1,000      3.60%, 9/9/96.......................   1,000,000
   3,000      3.45%, 10/7/96......................   3,000,000
     500    Delaware Cnty. IDA -- RRB
            (Res. Recovery) Ser. 1993G,
            4.25%, 12/1/96
            (LOC: Gen. Elec. Capital Corp.).......     501,152
            Delaware Cnty. IDA Solid
            Waste RB (Scott Paper Co.),
            1984, 3.45% -- VRDN,
     700      Ser. C..............................     700,000
     400      Ser. D..............................     400,000

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
            PENNSYLVANIA -- CONTINUED
  $1,000    Delaware Vly. Regl. Fin. Auth.
            Local Govt. RB. Ser. 1985A,
            3.50% -- VRDN
            (LOC: Midland Bk. PLC)................ $ 1,000,000
     250    Delaware Vly. Regl. Fin. Auth.
            Local Govt. RB Ser. 1986A,
            3.80%, 4/15/97 (AMBAC)................     250,000
     500    Downingtown School Dist.
            GO Bds., Ser. 1986A,
            4.00%, 3/1/97.........................     500,712
            Emmaus Gen. Auth. Local
            Govt. RB (Bd. Pool Pgm.),
            Ser. 1989, 3.60% -- VRDN
            (LOC: Midland Bk. PLC)
   4,300      Subsrs. B-12........................   4,300,000
   2,000      Subsrs. C-8.........................   2,000,000
   1,400      Subsrs. D-11........................   1,400,000
     425      Subsrs. E-9.........................     425,000
   2,000      Subsrs. F-5.........................   2,000,000
     400    Emmaus Gen. Auth. Local
            Govt. RB (Bd. Pool Pgm.),
            Ser. 1989, Subser. E-8,
            3.55% -- VRDN (LOC: Canadian
            Imperial Bk. of Commerce).............     400,000
     300    Geisinger Auth. Health Sys. RB
            (Montour Cnty.) 7.10%, 7/1/97.........     307,252
            Health Care Facs. Auth. of Sayre
            RB (VHA of PA, Inc., Capital
            Asset Fin. Prog.), 3.35% -- VRDN
            (SPA: Mellon Bk. PLC)
     400      Ser. A..............................     400,000
     400      Ser. M..............................     400,000
     475    Lancaster Higher Ed.
            Auth College RB
            (Franklin & Marshall College),
            Ser. 1995, 3.70% -- VRDN..............     475,000
     520    Lehigh Cnty. Auth. Wtr. RB
            Ser. 1984, 3.35% -- VRDN
            (SPA: ABN-AMRO Bk.)...................     520,000
     200    Lehigh Cnty. IDA -- PCR
            (Allegheny Elec. Coop., Inc.)
            Ser. 1985A, 3.30% -- VRDN
            (LOC: Rabobank Nederland).............     200,000
   1,335    Lycoming Cnty. Auth. Hosp. RB
            (Williamsport Hosp. Obligated Group),
            Ser. 1995, 3.90%, 11/15/96
            (Connie Lee Insurance Co.)............   1,335,000
PRINCIPAL
 AMOUNT
  (000)                                               VALUE

 $ 1,000    Montgomery Cnty. IDA -- PCRR
            (PECO Energy Co.), Ser. 1994A,
            TECP, 3.50%, 11/7/96
            (LOC: Deutsche Bk. AG, NY)............ $ 1,000,000
   2,000    New Castle Area Hosp. Auth.
            RB (Jameson Mem. Hosp.),
            3.50% -- VRDN
            (SPA: PNC Bk.)........................   2,000,000
     100    New Castle Area School
            Dist. GO Bds., Ser. 1993,
            4.00%, 9/1/96
            (Asset Gty. Insurance Co.)............     100,000
   1,000    Northeastern Hosp. & Ed. Auth. Rev.
            (Health Care Rev. Wyoming Vly.),
            Ser. A, 3.45% -- VRDN
            (LOC: Industrial Bk. of
            Japan Ltd., NY).......................   1,000,000
     930    Northern Tioga School Dist.
            GO Bds., Ser. 1996,
            3.50%, 9/1/96 (AMBAC).................     930,000
     565    Pennsylvania Higher Ed. Facs.
            Auth. RB (LaSalle Univ.), Ser. 1996,
            4.00%, 5/1/97 (MBIA)..................     566,084
     500    Pennsylvania Higher Ed. Facs.
            Auth. RB (The Univ. of Pennsylvania
            Health Svs.) Ser. 1994B,
            ACES, 3.45% -- VRDN...................     500,000
   2,000    Pennsylvania Higher Ed. Facs.
            Auth. RB (The Univ. of Pennsylvania
            Health Svs.), 3.45% -- VRDN
            (SPA: Credit Suisse, NY)..............   2,000,000
   2,000    Pennsylvania Higher Ed. Facs.
            Auth. RB (Allegheny College)
            3.50% -- VRDN
            (LOC: Mellon Bk. PLC).................   2,000,000
     251    Pennsylvania State GO Bds.
            Second Ser. A,
            6.00%, 11/1/96, (MBIA)................     250,981
   2,200    Pennsylvania Tpk. Commn. Tpk.
            Rev. Ser. A, Prerefunded @102,
            7.875%, 12/1/96.......................   2,268,501
   1,000    Pennsylvania Tpk. Comm.
            RB, Ser. O 1992,
            4.25%,12/1/96 (FGIC)..................   1,001,566
     700    Philadelphia Municipal Auth.
            Municipal Svs. Building Lease
            Rental Bds. Ser. 1990,
            6.80%, 3/15/97 (FSA)..................     711,112

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
            PENNSYLVANIA -- CONTINUED
  $4,200    Schuykill Cnty. IDA Res. Recovery
            RB (Gilberton Pwr.), 3.50% -- VRDN
            (LOC: Mellon Bk. PLC)................. $ 4,200,000
   1,900    Schuykill Cnty. IDA Res. Recovery
            RB (Northeastern Pwr. Co.),
            Ser. 1985, 3.85% -- VRDN
            (LOC: Sumitomo Bk., Ltd.).............   1,900,000
     290    Township of Lower Merion
            GO Bds., Ser. 1996B,
            3.20%, 12/1/96........................     290,000
   1,700    Washington Cnty. Auth. Lease RB
            (Higher Ed. Pooled Equip. Leasing
            Prob.), Ser. 1985A, 3.55% -- VRDN
            (LOC: Sanwa Bk., Ltd.)................   1,700,000
     250    Westmoreland Cnty. GO
            Bds., Ser. A, 3.65%, 10/15/96.........     250,000
                                                    69,787,694
            PUERTO RICO -- 1.2%
     876    Puerto Rico Indl., Med. &
            Environmental Pollution
            Control Facs. Fin. Auth. RB
            (Merck & Co., Inc.), Ser. 1983A,
            4.00% -- ARB, 12/1/96.................     875,826
            TOTAL SHORT-TERM MUNICIPAL SECURITIES
            (COST $70,663,520).................... $70,663,520

 SHARES
  (000)
 MUTUAL FUND SHARES -- .9%
     616    Pennsylvania Municipal Cash Trust
            Institutional Service Shares
            (at net asset value)
            (COST $616,000).......................     616,000

            TOTAL INVESTMENTS
            (COST $71,279,520)............. 101.1 %  71,279,520
            OTHER ASSETS AND
            LIABILITIES -- NET............. (1.1)     (764,102)
            NET ASSETS..................... 100.0 % $70,515,418

Summary of Abbreviations:
ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corp.
ARB -- Adjustable Rate Bonds
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GO -- General Obligations
IDA -- Industrial Development Authority
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance Corp.
PCR -- Pollution Control Revenue
PCRR -- Pollution Control Revenue Refunding Bonds
RB -- Revenue Bonds
RRB -- Refunding Revenue Bonds
SPA -- Standby Purchase Agreement
TECP -- Tax Exempt Commercial Paper
TRANS -- Tax Revenue Anticipation Notes
VRDN -- Variable Rate Demand Notes

Adjustable Rate Bonds are putable back to the issuer or other parties not affiliated with the issuer at par on the interest reset dates. Interest rates are determined and set by the issuer quarterly, semi-annually or annually depending upon the terms of the security. Interest rates presented for these securities are those in effect at August 31, 1996. These securities represent 3% of total investments at August 31, 1996.

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at August 31, 1996. These securities represent 54% of total investments at August 31, 1996.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest date reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; standby bond purchase agreements; tender option purchase agreements; and third party insurance (I.E. AMBAC, FGIC and MBIA)

Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities. Management has determined that these securities comply with the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS:
   Investments at value (amortized cost $71,279,520)..............................................................  $71,279,520
   Cash...........................................................................................................          385
   Interest receivable............................................................................................      442,565
   Receivable for Fund shares sold................................................................................        1,200
         Total assets.............................................................................................   71,723,670
LIABILITIES:
   Payable for investment securities purchased....................................................................    1,000,000
   Dividend payable...............................................................................................      114,151
   Accrued expenses...............................................................................................       73,851
   Accrued advisory fee...........................................................................................       14,700
   Payable for Fund shares repurchased............................................................................        5,550
         Total liabilities........................................................................................    1,208,252
NET ASSETS........................................................................................................  $70,515,418
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $70,521,835
   Undistributed net investment income............................................................................        3,800
   Accumulated net realized loss on investment transactions.......................................................      (10,217)
         Net assets...............................................................................................  $70,515,418
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($22,196,093(division sign)22,196,184 shares of beneficial interest outstanding).        $1.00
   Class Y Shares ($48,319,325(division sign)48,325,651 shares of beneficial interest outstanding).        $1.00

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED AUGUST 31, 1996*

INVESTMENT INCOME:
   Interest........................................................................................               $1,280,733
EXPENSES:
   Advisory fee....................................................................................  $  148,591
   Administration fee..............................................................................      18,066
   Distribution fee -- Class A Shares..............................................................      24,476
   Professional fees...............................................................................      20,458
   Transfer agent fee..............................................................................      19,393
   Custodian fee...................................................................................      17,900
   Reports and notices to shareholders.............................................................      11,720
   Insurance.......................................................................................       4,398
   Registration and filing fees....................................................................       3,160
   Trustees' fees and expenses.....................................................................         311
   Miscellaneous...................................................................................         889
                                                                                                        269,362
   Less fee waivers................................................................................     (79,856)
         Net expenses..............................................................................                  189,506
Net investment income..............................................................................                1,091,227
Net realized loss on investments...................................................................                     (378)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $1,090,849

* The Fund changed its fiscal year end from February 28 to August 31, resulting in a six-month period.

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                               SIX MONTHS
                                                                                                  ENDED        YEAR ENDED
                                                                                               AUGUST 31,     FEBRUARY 29,
                                                                                                  1996            1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income....................................................................  $   1,091,227   $   2,665,986
   Net realized loss on investment transactions.............................................           (378)           (189)
      Net increase in net assets resulting from operations..................................      1,090,849       2,665,797
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares...........................................................................       (242,309)         (9,466)
   Class Y Shares...........................................................................       (848,918)     (2,656,520)
      Total distributions to shareholders...................................................     (1,091,227)     (2,665,986)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold................................................................     61,460,030     179,632,522
   Proceeds from reinvestment of distributions..............................................        621,908       1,766,790
   Payments for shares redeemed.............................................................    (79,296,671)   (137,207,686)
      Net increase (decrease) resulting from Fund share transactions........................    (17,214,733)     44,191,626
      Net increase (decrease) in net assets.................................................    (17,215,111)     44,191,437
NET ASSETS:
   Beginning of period......................................................................     87,730,529      43,539,092
   End of period (including undistributed net investment income of $3,800 at August 31, 1996
     and February 29, 1996, respectively)...................................................  $  70,515,418   $  87,730,529

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                              FINANCIAL HIGHLIGHTS

                                                         CLASS A SHARES                      CLASS Y SHARES
                                                     MARCH 1,     AUGUST 22,     MARCH 1,
                                                       1996         1995*          1996
                                                     THROUGH       THROUGH       THROUGH             YEAR ENDED
                                                    AUGUST 31,   FEBRUARY 29,   AUGUST 31,   FEBRUARY 29,   FEBRUARY 28,
                                                      1996#          1996         1996#          1996           1995
PER SHARE DATA:
Net asset value, beginning of period..............      $1.00         $1.00         $1.00         $1.00          $1.00
Net investment income.............................        .01           .02           .01           .03            .03
Less distributions to shareholders from net
  investment income...............................       (.01)         (.02)         (.01)         (.03)          (.03)
Net asset value, end of period....................      $1.00         $1.00         $1.00         $1.00          $1.00
TOTAL RETURN+.....................................       1.5%          1.7%          1.5%          3.5%           2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........    $22,196        $4,333       $48,319       $83,398        $43,539
Ratios to average net assets:
  Expenses**......................................       .55%++        .47%++        .50%++        .37%           .33%
  Net investment income**.........................      2.97%++       3.14%++       2.92%++       3.42%          3.09%


                                                    FEBRUARY 28,   FEBRUARY 28,
                                                        1994           1993
PER SHARE DATA:
Net asset value, beginning of period..............       $1.00          $1.00
Net investment income.............................         .02            .03
Less distributions to shareholders from net
  investment income...............................        (.02)          (.03)
Net asset value, end of period....................       $1.00          $1.00
TOTAL RETURN+.....................................        2.1%           2.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted).........     $14,383        $15,999
Ratios to average net assets:
  Expenses**......................................        .47%           .35%
  Net investment income**.........................       2.10%          2.62%

#  The Fund changed its fiscal year end from February 28 to August 31.

+  Total return is calculated for the periods indicated and is not annualized.

++ Annualized.

*  Commencement of class operations

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                        CLASS A SHARES                      CLASS Y SHARES
                                                    MARCH 1,     AUGUST 22,     MARCH 1,
                                                      1996         1995*          1996
                                                    THROUGH       THROUGH       THROUGH             YEAR ENDED
                                                   AUGUST 31,   FEBRUARY 29,   AUGUST 31,   FEBRUARY 29,   FEBRUARY 28,
                                                     1996#          1996         1996#          1996           1995
Expenses..........................................      .96%++       1.08%++        .66%++        .73%          1.05%
Net investment income.............................     2.56%++       2.53%++       2.76%++       3.06%          2.37%


                                                    FEBRUARY 28,   FEBRUARY 28,
                                                        1994           1993
Expenses..........................................       1.26%          1.07%
Net investment income.............................       1.31%          1.90%

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEVEN C. SHACHAT

  We are pleased to bring you the 1996 Annual Report for         (Photo of
Evergreen Tax Exempt Money Market Fund. This report covers the   Steven C.
fiscal year ended August 31, 1996.                               Shachat)
  The markets both elated and frustrated investors during the last six months of our fiscal year. At the start of 1996, bond prices drifted lower in reaction to mixed economic signals despite the fact that the U.S. economy seemed to be following a slow growth pattern; one generally beneficial for bonds.
Beginning in March, statistics indicating strong job growth and consumer's continued willingness to spend to their debt limits and beyond, propelled the bond market on a state of heightened alert for a resurgence of inflation and a new round of interest rate increases by the Federal Reserve. Throughout the last half of the Fund's fiscal year, however, inflation remained restrained and the Fed chose not to raise or lower interest rates.
  As a consequence of this uncertainty over the economy's direction, yields for both municipal and treasury bonds rose during the second half of the Fund's fiscal year, and prices declined. Long-term government bond yields have gyrated wildly in response to the shifting tone of incoming statistics but in the end, they've remained in a fairly narrow 6 3/4% to 7 1/4% range. Municipals, aided by a declining supply of tax-free bonds and steady demand from retail buyers, outperformed treasuries.
  The short-term municipal market is influenced by any Federal Reserve Board decision to alter interest rates; however, market technicals (i.e. supply/demand) were the overriding factor affecting the yields that prevailed throughout this period. One example of these seasonal adjustments occurred in late June and early July as demand exceeded supply, and short-term yields dropped accordingly. Apart from seasonal considerations, monthly technicals can occur also, which result in temporary drops in yield. Available supply evaporates quickly as interest payments and proceeds of bond maturities flow into money market funds the first days of each month. Primarily for those reasons, municipal money market yields tend to seesaw during these time periods. In yet another example of seasonal influences, the coming weeks may provide a window of buying opportunity, as year-end technicals are expected to soften short-term rates temporarily.
  Evergreen Tax Exempt Money Market Fund maintained a weighted average maturity in the 20-day range, a posture we believed was appropriate in view of a rather flat yield curve during most of this period. We structured the Fund's investments to maintain share price stability while at the same time allowing flexibility to take advantage of the imminent supply of tax-free issues over the summer. The commercial paper and one-year note markets provided the primary means for us to extend the Fund's maturity, while working to maintain a competitive yield. However, our success in achieving the desired average maturity was limited due to a scarcity of attractively priced issues from which to choose. As a result, the current weighted average maturity of the Fund's portfolio still leaves room to extend should a change in market or supply conditions warrant.
  The economy is at a crossroads where growth is concerned. Going forward, we anticipate continued market volatility until the future of economic growth is made more clear. We shall continue to search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider for purchase.
  At its fiscal year-end on August 31, 1996, Evergreen Tax Exempt Money Market Fund's total net assets were $1.3 billion. The Fund's seven-day current, effective and tax-equivalent yields at that time are illustrated in the table below.

                        7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD    TAX-EQUIVALENT YIELD*
Class Y Shares                  3.33%                   3.38%                    5.29%
Class A Shares                  3.03%                   3.08%                    4.81%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

*TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET. TAX-EQUIVALENT YIELD
 WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. YIELDS FLUCTUATE.

 DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

 THE FUND'S INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

 THE FUND MAY INCUR 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUNDS DAILY NET ASSETS OF ITS CLASS A SHARES.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 SHORT-TERM MUNICIPAL SECURITIES -- 100.7%
            ALABAMA -- 3.4%
 $ 3,170    Alabama Hsg. Fin. Auth. MHRB
            (Westshore Landing Apts.), Ser.
            1995H, 3.70% -- VRDN (LOC:
            Southtrust Bk. of Alabama, N.A.)... $    3,170,000
   2,420    Alabama IDA-IDRB (Air-Dro
            Cylinders, Inc.), 3.89% -- VRDN
            (LOC: Southtrust Bk. of Alabama,
            N.A.)..............................      2,420,000
   3,700    Alabama IDA-IDRB (Automation
            Technologies Ind. Inc.), 3.80% --
            VRDN (LOC: Columbus Bk. & Tr.
            Co.)...............................      3,700,000
   5,775    City of Northport Multifamily Hsg.
            Ref. Rev. Wt. (Northbrook I), Ser.
            1993A, 3.60% -- VRDN (LOC:
            Southtrust Bk. of Alabama, N.A.)...      5,775,000
   2,265    City of Northport Multifamily Hsg.
            RRB Wt. (River Run Apt.) Ser.
            1995A, 3.70% -- VRDN (LOC: Amsouth
            Bk., N.A.).........................      2,265,000
            Coml. Dev. Auth. of the City
            of Birmingham RB,
            3.80% -- VRDN
            (LOC: Amsouth Bk., N.A.)
   1,185      (Avondale Comm. Park, Phase
              II)..............................      1,185,000
     685      (Southside Business Ctr.)........        685,000

   7,115    Ed. Bldg. Auth. of the City of
            Homewood RB (Samford Univ.), Ser.
            1990, 3.60% -- VRDN (LOC: Amsouth
            Bk., N.A.).........................      7,115,000
   3,235    IDB of Mobile Cnty. RB (Sherman
            Intl. Corp.), Ser. 1994A,
            3.80% -- VRDN (LOC: Columbus Bk. &
            Tr. Co.)...........................      3,235,000
   2,475    IDB of the City of Foley RB
            (Vulcan, Inc.), 3.60% -- VRDN (LOC:
            Amsouth Bk., N.A.).................      2,475,000
   1,100    IDB of the City of Livingston IDRB
            (Toin Corp. U.S.A.), Ser. 1987,
            4.15% -- VRDN (LOC: Indl. Bk. of
            Japan, Ltd., NY)...................      1,100,000
   2,000    IDB of the City of Montgomery RB
            (Feldmeier/Alabama Equip., Inc.),
            Ser. 1996, 3.75% -- VRDN (LOC:
            Southtrust Bk. of Alabama, N.A.)...      2,000,000

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            ALABAMA -- CONTINUED
 $ 2,300    IDB of the City of Pell IDRB (Reh
            Kinder/Gorbel), 3.85% -- VRDN (LOC:
            Key Bk. of NY)..................... $    2,300,000
   3,000    IDB of the City of Prattville IDRB
            (Kuhnash Ppty./Arkay Plastics),
            3.80% -- VRDN
            (LOC: PNC Bk.).....................      3,000,000
   3,390    Public Park & Rec. Brd. of the City
            of Birmingham RRB (Y.M.C.A.), Ser.
            1996,
            3.55% -- VRDN
            (LOC: Amsouth Bk., N.A.)...........      3,390,000
                                                    43,815,000
            ARIZONA -- 4.2%
   6,900    IDA of the City of Glendale, RB
            (Thunderbird Gardens), 4.00% --
            VRDN (LOC: Sumitomo Trust & Bk. Co.
            Ltd., NY)*.........................      6,900,000
   9,000    IDA of the City of Phoenix, RB
            (Amer. West Airlines, Inc.), Ser.
            1986, 3.85% -- VRDN (LOC: Indl. Bk.
            of Japan, Ltd.)....................      9,000,000
     200    IDA of the Cnty. of Maricopa
            (McLane Co., Inc.), Ser. 1984,
            3.90% -- VRDN
            (LOC: Vly. Natl. Bk.)..............        200,000
            Maricopa Cnty. PCRB
            3.60% -- VRDN
            (El Paso Electric Co. Palo Verde),
  24,800      Ser. 1985A
              (LOC: Westpac Bkg. Co.)..........     24,800,000
  12,235      Ser. 1994A
              (LOC: Citibank, N.A.)............     12,235,000
                                                    53,135,000
            ARKANSAS -- .1%
            City of Jonesboro Residential
            Housing & Health Care Fac. Brd.
            Hosp. RRB (St. Bernards Regnl.
            Medical Ctr.), 4.10%, 7/1/97
            (Ins. by AMBAC)
     425      Ser. 1996A.......................        425,000
     605      Ser. 1996B.......................        605,000
                                                     1,030,000
            CALIFORNIA -- 8.2%
   4,800    Agoura Hills MHRB (Oakridge Apts.),
            3.65% -- VRDN (Surety Bond: Contl.
            Cas. Corp.)........................      4,800,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            CALIFORNIA -- CONTINUED
 $ 6,000    California Higher Ed. Loan Auth.
            Inc. Ser. A-1, 3.95%, 7/1/97 (Gtd.
            by Sallie Mae)..................... $    6,000,000
   1,400    City of Barstow MHRB (Mercury Svgs.
            & Ln. Assn./Rimrock Vlg. Apts.),
            Ser. 1988A, 3.85% -- VRDN (LOC:
            Mercury Svgs. & Ln., Coll: U.S.
            Treas. Bills)......................      1,400,000
   3,355    City of Hanford Sewer Sys. RRB Ser.
            1996A, 3.85% -- VRDN (LOC: Union
            Bk. of California).................      3,355,000
     102    Cnty of Orange Irvine Coast Assmt.
            Dist. No. 88-1 Ltd. Oblig. Impt.
            Bds., 3.65% -- VRDN (LOC:
            Kreditbank, NV)....................        102,000
   5,500    Cnty. of San Bernardino MHRB
            (Rolling Ridge), 4.25% -- VRDN
            (LOC: Mercury Svgs. & Ln.).........      5,500,000
   1,900    Glenn Cnty. IDA RB (Land O'Lakes,
            Inc.), Ser. 1995, 4.10% -- VRDN
            (LOC: Sanwa Bk., Ltd.).............      1,900,000
   4,250    Hsg. Auth. of the City of Paramount
            MHRB (Century Place Apt.), Ser.
            1989A, 4.22% -- VRDN (LOC: Heller
            Finl. Inc.)**......................      4,250,000
   5,000    Hsg. Auth. of the City of Santa Ana
            MHRB (Villa Verde Apt.), Ser.
            1985B, 3.90% -- VRDN (LOC: Mercury
            Svgs. & Ln., Coll: U.S. Treas.
            Bills).............................      5,000,000
   2,600    IDA of the City of Simi Vly. IDRB
            (Wambold Furniture), Ser. 1984,
            3.85% -- VRDN (LOC: Wells Fargo
            Bk., N.A.).........................      2,600,000
   8,500    Lancaster Redev. Agy. MHRB (Far
            West Svgs. & Ln. Assn./20th St.
            Apts.), Ser. 1985R, 3.90% -- VRDN
            (LOC: Far West Svgs. & Ln. Assn.,
            Coll: U.S. Treas. Bills)...........      8,500,000
   4,200    North Cnty. School Fin. Auth. 1996
            TRANS (Orange Cnty.), 4.75%,
            7/1/97.............................      4,220,068
   1,100    Orange Cnty. Mun. Wtr. Dist. 3.70%,
            9/12/96 -- TECP
            (LOC: Union Bk. of Switzerland)....      1,100,000
  23,538    Pitney Bowes Cr. Corp. Leasetops
            Trs. (Bart Telesystem Lease),
            3.90% -- VRDN (LOC: ABN-Amro Bk.,
            N.V.)**............................     23,538,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            CALIFORNIA -- CONTINUED
 $ 3,600    Regional Airports Impt. Corp. Fac.
            Sublease RB, Issue 1985 Lax Two
            Corp. (Los Angeles Intl. Arpt.),
            3.70% -- VRDN
            (LOC: Societe Generale, NY)........ $    3,600,000
  15,375    San Bernadino Cnty. COP Ser. 1995,
            3.75% -- VRDN
            (Ins. by MBIA)**...................     15,375,000
   4,000    Santa Paula Pub. Fin. Auth. RB
            (Wtr. Sys. Acquisition), Ser. 1996,
            3.85% -- VRDN (LOC: Bk. of
            California & Sumitomo Bk.).........      4,000,000
   4,500    South Coast Local Ed. Agy. Pooled
            TRANS Prog., Ser. 1996A, 4.75%,
            6/30/97............................      4,524,297
   5,000    Stanislaus Cnty. Office of Ed. 1996
            TRANS, 4.50%, 6/30/97..............      5,019,871
                                                   104,784,236
            COLORADO -- 1.5%
   5,000    Adams Cnty. IDRB (Yellow Fght.
            Sys., Inc.), Ser. 1983,
            3.80% -- VRDN (LOC: Union
            Bk. of Switzerland)................      5,000,000
   5,000    Arapahoe Cnty. MHRB Ref. (Stratford
            Sta.), Ser. 1994, 4.15% -- VRDN
            (LOC: Heller Finl., Inc.)..........      5,000,000
     550    Boulder Cnty. Dev. RB (The
            Geological Society of Amer., Inc.),
            Ser. 1992 -- ARB, 4.25%, 12/1/96
            (LOC: Banc One Boulder)............        550,000
   5,500    Colorado Hsg. Fin. Auth. RB MERLOTS
            Ser. C, 4.125% -- ARB, 2/1/97 (LIQ:
            Meridian Bk.)**....................      5,500,000
   2,680    Parkview Met. Dist. Arapahoe Cnty.
            GO Bds., Ser. 1993, 3.75% -- VRDN
            (LOC: Cent. Bk./Bk. Western,
            N.A.)..............................      2,680,000
                                                    18,730,000
            DELAWARE -- .8%
   3,000    Delaware EDA-IDRB (Arlon, Inc.),
            Ser. 1989, 4.00% -- VRDN (LOC: Bk.
            of Amer., IL)......................      3,000,000
   4,060    Delaware Hsg. Auth. RB MERLOTS,
            Ser. G, 4.125% -- ARB, 12/1/96
            (Ins. by FGIC)**...................      4,060,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            DELAWARE -- CONTINUED
 $ 2,480    New Castle Cnty., EDRB
            (Toys R Us), 3.55% -- VRDN
            (LOC: Bankers Tr. Co., NY)......... $    2,480,000
                                                     9,540,000
            DISTRICT OF COLUMBIA -- 1.7%
   1,600    Dist. of Columbia GO Gen. Fd.
            Recovery Bd., Ser. B, 3.95% -- VRDN
            (LOC: Union Bk. of Switzerland)....      1,600,000
   5,120    Dist. of Columbia GO RB (Puttable
            Floating Opt. Tax-Exmp. Rcpt., Ser.
            PA-64), Ser. 1993C, 3.90% -- VRDN
            (LIQ: Merrill Lynch Cap. Svs.,
            Inc.)**............................      5,120,000

            Dist. of Columbia GO RFB,
            3.95% -- VRDN
   1,200      Ser. 1992A-1
              (LOC: Natl. Westminster Bk.).....      1,200,000
   5,100      Ser. 1992A-2
              (LOC: Bk. of Nova Scotia)........      5,100,000
   3,700      Ser. 1992A-4
              (LOC: Toronto Dominion Bk.)......      3,700,000
   4,700      Ser. 1992A-5
              (LOC: Bk. of Nova Scotia)........      4,700,000
                                                    21,420,000
            FLORIDA -- 2.4%
   5,155    Florida Hsg. Fin. Auth. Long Option
            Mode Ser. 2-CR-25C 3.80% -- ARB,
            12/15/96
            (Ins. by FGIC).....................      5,155,000
   5,100    Jacksonville Elec. Auth. St. Johns
            River Pwr. Park Sys. RB Issue One,
            Ser. 3, 3.65%, 10/7/96 -- TECP
            (LOC: Morgan Gty., NY).............      5,100,000
  10,900    Orange Cnty., Hlth. Fac. Auth. RRB
            (Pooled Hosp. Ln. Prg.), ACES Ser.
            1985, 3.70% -- VRDN (LIQ: Banque
            Paribas & Ins. by MBIA)............     10,900,000
   2,800    Orange Cnty. Hsg. Fin. Auth. MHRB
            Ser. E, (Oakwood), 4.20% -- ARB,
            10/1/96
            (LOC: Fleet Bk. N.A.)..............      2,800,000
   1,005    Palm Beach Cnty. Hsg. RB (Meridian
            Hsg.), Ser. 1985, 4.2925% -- VRDN
            (LOC: Bk. of California, N.A.).....      1,005,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            FLORIDA -- CONTINUED
 $ 5,875    Palm Beach Cnty. School Brd. (MSTR
            Ser. 1996B), 4.00% -- VRDN (LIQ:
            Norwest Bk., MN & Ins. by
            AMBAC)**........................... $    5,875,000
                                                    30,835,000
            GEORGIA -- 2.6%
   1,000    Albany Dougherty Cnty. Hosp. RB
            Ser. 1984A, 3.90% -- VRDN (Gtd. by
            Merck & Co.).......................      1,000,000
   5,000    Albany Dougherty Payroll,
            3.90% -- VRDN
            (Gtd. by Merck & Co.)..............      5,000,000
   2,550    Clayton Cnty. Hsg. Auth. RB (Oxford
            Townhomes),
            3.60% -- VRDN
            (LOC: Amsouth Bk., N.A.)...........      2,550,000
   1,800    Dev. Auth. of Burke Cnty. PCRB
            (Georgia Pwr. Co. Plant Vogtle),
            Second Ser. 1995,
            3.75% -- VRDN
            (Gtd. by Georgia Pwr. Co.).........      1,800,000
   6,000    Dev. Auth. of Polk Cnty. RB (Kimoto
            Tech. Inc.), Ser. 1985,
            3.90% -- VRDN
            (LOC: Indl. Bk. of Japan, Ltd.)....      6,000,000
  10,600    Hsg. Auth. of Cobb Cnty., MHRB Ref.
            (Terrell Mill II Assoc., Ltd.),
            Ser. 1993, 3.70% -- VRDN (LOC:
            Mellon Bk., N.A.)..................     10,600,000
   2,200    Hsg. Auth. of Columbus MHRB Ref.
            (Quail Ridge), Ser. 1988,
            3.90% -- VRDN
            (LOC: Columbus Bk. & Tr. Co.)......      2,200,000
   1,000    Hsg. Auth. of Marietta MHRB (Falls
            at Bells Ferry), 3.55% -- ARB,
            1/15/97 (LOC: Guardian Svgs. & Ln.,
            Houston)...........................      1,000,000
   3,375    Jackson Cnty., IDA RB (Buhler
            Quality Yarns Corp.), Ser. 1996,
            3.61% -- VRDN (LOC: Union Bk. of
            Switzerland)**.....................      3,375,000
                                                    33,525,000
            ILLINOIS -- 12.1%
   9,740    City of Aurora MHRB
            (Fox Vly Vlg. Apts.), Ser. 1993,
            4.00% -- VRDN
            (LOC: Sumitomo Bk., Ltd.)..........      9,740,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            ILLINOIS -- CONTINUED
 $ 4,200    City of Chicago, Cook Cnty. IDRB
            (Fed. Marine Term.), 3.80% -- VRDN
            (LOC: Royal Bk. of Canada)......... $    4,200,000
   1,000    City of Chicago, Cook Cnty. RB (CSX
            Beckett Aviation), Ser. 1984,
            3.72% -- VRDN
            (LOC: Barclay's Bk. PLC)...........      1,000,000
   2,900    City of Chicago GO Bds. (MSTR
            SAK-13), Ser. 1995A-2, 3.60% --
            VRDN (LIQ: Societe Generale & Ins.
            by AMBAC)**........................      2,900,000
   6,680    City of Chicago (MSTR 1995 SGA-8)
            GO Bds., Ser. 1993B, 3.60 -- VRDN
            (LIQ: Societe Generale & Ins. by
            AMBAC)**...........................      6,680,000
   2,640    City of Jacksonville Indl. RB (AGI,
            Inc.), Ser. 1995, 3.80% -- VRDN
            (LOC: Bk. of Amer., IL)............      2,640,000
  15,000    City of Oakbrook Terrace
            Multifamily Hsg. Mtg. RB
            (Renaissance), Ser. 1985A Subser.
            III, 4.45% -- ARB, 11/1/96 (LOC:
            Bayerische Landesbank,
            Girozentrale)......................     15,000,000
   4,000    City of Peoria Solid Waste Disposal
            RB (PMP Fermentation Products,
            Inc.), Ser. 1996, 3.90% -- VRDN
            (LOC: Sanwa Bk., Ltd.).............      4,000,000
   5,900    City of West Chicago IDRB (Acme
            Printing Inc.), Ser. 1989
            3.925% -- VRDN
            (LOC: Bk. of Tokyo, Ltd.)..........      5,900,000
   1,000    Cnty. of Dupage MHRB (Myerstown,
            L.L.C.), Ser. 1996B, 3.95% -- VRDN
            (LOC: First of Amer. Bk., N.A.,
            IL)................................      1,000,000
   3,400    Illinois Dev. Fin. Auth. EDRB (MTI
            Corp.), 4.15% -- VRDN (LOC: Indl.
            Bk. of Japan, Ltd.)................      3,400,000
            Illinois Dev. Fin. Auth. IDRB --
            VRDN (LOC: Amer. Natl. Bk. & Tr.,
            Chicago)
   2,500      (Icon Metalcraft, Inc.), Ser.
              1995, 3.65%......................      2,500,000
   3,040      (Uhlich Children's Home),
              3.85%**..........................      3,040,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            ILLINOIS -- CONTINUED
 $10,000    Illinois Dev. Fin. Auth. MHRB
            (Garden Glen Apts.),
            3.75% -- VRDN
            (Surety Bond: Contl. Cas. Corp.)... $   10,000,000
   6,800    Illinois Dev. Fin. Auth. RB (Gen.
            Accident Ins. Co.), Ser. 1985 --
            ARB (Gtd. by Gen. Accident Ins. Co.
            of Amer.) 3.25%, 9/1/96............      6,800,000
   6,000    Illinois Health. Fac. Auth. RB
            (Central DuPage Hosp. Assn.), Ser.
            1990, 3.85% -- VRDN (LOC: Robobank
            Nederland).........................      6,000,000
   8,145    Illinois Hsg. Dev. Auth. RB
            (Illinois Ctr. Apts.),
            3.70% -- VRDN
            (Gtd. by Met. Life Ins. Co.).......      8,145,000
  11,162    LaSalle Natl. Bk. Leasetops Trs.
            Ser. 1995A, 3.90% -- VRDN (LOC:
            LaSalle Natl. Bk.)**...............     11,162,512
   3,000    Vlg. of Carol Stream IDRB (MI
            Enterprises, Inc.), 3.65% -- VRDN
            (LOC: Amer. Natl. Bk. & Tr.,
            Chicago)...........................      3,000,000
  16,640    Vlg. of Hazel Crest Retirement Ctr.
            RB (Waterford Estates), Ser. 1992A
            , 4.00% -- VRDN
            (LOC: Sumitomo Bk.)................     16,640,000
   2,345    Vlg. of Lombard IDRB (Chicago Roll
            Co., Inc.), Ser. 1995,
            3.90% -- VRDN (LOC: Amer. Natl. Bk.
            & Tr., Co. of Chicago).............      2,345,000
   1,200    Vlg. of Palatine IDRB (Lightner
            Land Holdings LLC), Ser. 1995,
            3.85% -- VRDN
            (LOC: Bk. One, Chicago, N.A.)......      1,200,000
  10,000    Vlg. of Schaumburg MHRB (Treehouse
            II Apt.), Ser. 1989, 4.00% -- VRDN
            (LOC: Sumitomo Bk.)................     10,000,000
   2,000    Vlg. of Skokie EDRB (Skokie Fashion
            Square Assn.), Ser. 1984,
            3.775% -- VRDN
            (LOC: LaSalle Ntl. Bk.)............      2,000,000
  15,210    Vlg. of Vernon Hills MHRB (Hawthorn
            Lakes), Ser. 1991, 4.35% -- VRDN
            (LIQ: Fuji Bk., Ltd. & Ins. by
            FSA)...............................     15,210,000
                                                   154,502,512

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
            INDIANA -- 4.9%
 $17,800    City of Fort Wayne PCRB (Gen. Mtrs.
            Corp.), 3.70% -- VRDN (Gtd. by Gen.
            Mtrs. Corp.)....................... $   17,800,000
   7,000    City of Gary EDRB (Miller
            Partnership, L.P.), Ser. 1995A,
            3.75% -- ARB
            (LOC: Royal Bk. of Scotland).......      7,000,000
   2,000    City of New Albany EDRB (Bert R.
            Huncilman & Son Inc.), Ser. 1996A,
            3.80% -- VRDN
            (LOC: PNC Bk.).....................      2,000,000
   2,000    City of New Albany EDRB (Gordon L.
            & Jeffery Huncilman -- Partner.),
            Ser. 1996B, 3.80% -- VRDN
            (LOC: PNC Bk.).....................      2,000,000
   2,000    City of South Bend MHRB (Maple Lane
            Assn.), Ser. 1987, 4.00% -- VRDN
            (LOC: Society Bk. of Cleveland)....      2,000,000
   1,080    Decatur Indl. EDA-RB (Silberline
            Mfg. Co. Inc.), 4.125%, 12/01/96
            (LOC: Corestates Capital Mkt.,
            Inc.)..............................      1,080,000
  25,000    Indiana Bd. Bk. (Reassessment
            Assist. Prog. Nts.), Ser. 1996B,
            4.50%, 1/30/97.....................     25,060,261
   3,150    Indianapolis EDA-EDRB
            (Sutton Pl. Apt.), Ser. A,
            4.30% -- ARB, 10/1/96
            (GIC: Berkshire Hathaway)..........      3,150,000
   2,435    Indianapolis Airport Auth. RB (MSTR
            Ser. SGA-31), 3.60% -- VRDN (LIQ:
            Societe Generale & Ins. by
            FGIC)**............................      2,435,000
                                                    62,525,261
            IOWA -- .8%
   5,680    Iowa Finance Auth. IDRB (McWane,
            Inc.), Ser. 1992, 3.75% -- VRDN
            (LOC: Amsouth Bk., N.A.)...........      5,680,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            IOWA -- CONTINUED
 $ 5,000    City of Council Bluffs RB Catholic
            Hlth. Corp. (Mercy Hosp., Council
            Bluffs), Ser. 1985, 3.75% -- ARB,
            10/1/96
            (LOC: Fuji Bk., Ltd., LA).......... $    5,000,000
                                                    10,680,000
            KANSAS -- .6%
   2,250    Burlington PCRB 3.70%,
            9/24/96 -- TECP (Gtd. by Natl.
            Rural Utility Fin. Corp.)..........      2,250,000
   1,000    City of Fredonia RB (Systech Envir.
            Corp.), Ser. 1989, 3.80% -- VRDN
            (LOC: Banque Natl. de Paris, NY)...      1,000,000
            City of Salina RB (Salina Central
            Mall L.P.), Ser. 1984,
            3.65% -- VRDN,
            (LOC: Boatmen's Bancshares, Inc.)
   1,105      Dillard's........................      1,105,000
   1,200      Penney's.........................      1,200,000

   1,800    City of Praire Vlg. MHRB (J.C.
            Nichol's Co.), Ser. 1985,
            4.00% -- VRDN
            (Gtd. by Bankers Life Ins. Co.)....      1,800,000
                                                     7,355,000
            KENTUCKY -- 1.5%
   2,000    Cnty. of Jefferson Indl. Bldg. RB
            (Thomas Dev.), Ser. 1995,
            3.70% -- ARB
            (LOC: PNC Bk.).....................      2,000,000
  10,300    Cnty. of Ohio PCRB (Big Rivers
            Elec. Corp.), Ser. 1985, 3.80% --
            VRDN
            (LOC: Chemical Bk.)................     10,300,000
     904    Jefferson Cnty. IDRB (Belknap
            Inc.), 3.60% -- VRDN
            (LOC: Chemical Bk.)................        904,000
   6,100    Pendleton Cnty. RB (Kentucky Assn.
            of Cnty. Leasing Tr. Prog.), Ser.
            1989, 3.70% -- ARB, 10/9/96 (LOC:
            PNC Bk.)...........................      6,100,000
                                                    19,304,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
            LOUISIANA -- .4%
 $ 5,000    Indl. Dist. No. 3 of the Parish of
            West Baton Rouge (Dow Chemical
            Co.), Ser. 1994B, 3.85% -- VRDN
            (Gtd. by Dow Chemical Co.)......... $    5,000,000
            MARYLAND -- 1.0%
   3,355    Community Dev. Admin. State of
            Maryland Dept. of Hsg. & Comm. Dev.
            (Single Family Prog.),
            Ser. 1987 Fourth,
            3.60% -- ARB, 10/1/96
            (LOC: First Natl. Bk. of Boston)...      3,355,000
   9,400    Mayor & City Council of Baltimore
            RRB (MSTR SGA-20), (Wastewater),
            3.60% -- VRDN (LIQ: Societe
            Generale & Ins. by MBIA)**.........      9,400,000
                                                    12,755,000
            MASSACHUSETTS -- .2%
     360    City of Lowell Indl. RB (Oak Realty
            Tr.) Ser. 1985,
            4.2925% -- VRDN
            (LOC: First Natl. Bk. of Boston)...        360,000
     500    Massachusetts Indl. Finl. Agy.
            (Copley Pharmac),
            4.5425% -- VRDN
            (LOC: First Natl. Bk. of Boston)...        500,000
     855    Massachusetts Indl. Finl. Auth.
            IDRB (Leavy Realty & Jencoat
            Metal), Ser. 1994,
            4.2925% -- VRDN
            (LOC: First Natl. Bk. of Boston)...        855,000
     700    Massachusetts Indl. Finl. Auth.
            Indl. RB (Portland Causeway Rlty.),
            Ser. 1988, 4.2925% -- VRDN (LOC:
            Citibank, N.A.)....................        700,000
                                                     2,415,000
            MICHIGAN -- 1.3%
   2,000    Economic Dev. Corp. of the Twp. of
            Van Buren Economic RB
            (Daikin Clutch USA, Inc.),
            Ser. 1987, 3.90% -- VRDN
            (LOC: Sanwa Bk., Ltd.).............      2,000,000
   5,000    Sault. Ste. Marie Tribe Bldg. Auth.
            RB Ser. 1996A, 4.46% -- ARB,
            12/2/96 (LOC: First of Amer. Bk.,
            N.A.)..............................      5,000,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            MICHIGAN -- CONTINUED
 $10,000    School Dist.of the City of Detroit
            Wayne Cnty. GO Bds., (State School
            Aid Nts.), Ser. 1996, 4.50%,
            5/1/97............................. $   10,035,317
                                                    17,035,317
            MINNESOTA -- 2.7%
  14,905    City of Eden Prairie MHRB (Park at
            City West Apt.), Ser. 1990,
            4.00% -- VRDN
            (LOC: Sumitomo Bk.)................     14,905,000
   2,300    City of Robbinsdale IDRB (Unicare
            Homes, Inc.), Ser. 1984,
            3.80% -- VRDN
            (LOC: Banque Paribas)..............      2,300,000
   1,700    Eagle Tax-Exmp. Tr. Cl. A-COP
            (Minnesota Hsg. Fin. Agy.),
            Ser. D, 3.61% -- VRDN
            (LOC: Citibank, N.A.)**............      1,700,000
   5,750    Hennepin Cnty. GO Bds.
            Ser. 1996C, 3.75% -- VRDN..........      5,750,000
   4,220    Minneapolis GO (Sports Arena),
            (MSTR Ser. 1996A), 3.75% -- VRDN
            (LIQ: Norwest Bk., MN)**...........      4,220,000
     845    Minneapolis/Saint Paul Housing Fin.
            Brd. RB (Minneapolis/Saint Paul
            Fam. Hsg. Prog., Phase VI), 4.00%,
            2/1/97 (Coll: GNMA)................        845,000
   2,550    Minnesota Agric. & EDRB
            (Como Partnership), Ser. 1996,
            3.85% -- VRDN
            (LOC: First Bk. Natl. Assn.).......      2,550,000
   1,000    Minnesota Insured (MSTR Ser.
            1996B), 3.75% -- VRDN (LIQ: Norwest
            Bk., MN & Ins. by MBIA)............      1,000,000
     750    Southern Minnesota Mun. Pwr. Agy.
            Supply Sys., (MSTR Ser. 1996I),
            3.75% -- VRDN
            (LIQ: Norwest Bk., MN & Ins. by
            FGIC)**............................        750,000
   1,000    Spring Lake Park I.S.D. No. 16
            (MSTR Ser. 1996G), 3.75% -- VRDN
            (LIQ: Norwest Bk., MN & Ins. by
            MBIA)**............................      1,000,000
                                                    35,020,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED
            MISSISSIPPI -- .2%
 $ 3,000    Lee Cnty. IDRB (Hunter Douglas
            Inc.), Ser. 1985, 3.75% -- VRDN
            (LOC: Bk. of Amer. Natl. Tr. & Svg.
            Assn.)............................. $    3,000,000
            MISSOURI -- 2.4%
   3,000    Boatmens St. Louis Grantor Tr.
            (Cert. Partn.), Ser. 1996A-1,
            3.70% -- VRDN (LOC: Boatmens Natl.
            Bk., St. Louis)....................      3,000,000
   8,375    City of St. Louis TRANS
            4.75%, 6/30/97.....................      8,425,585
   7,700    Health & Ed. Fac. Auth. of the
            State of Missouri RB (Washington
            University), Ser. 1989A, 3.80% VRDN
            (LOC: Morgan Gty., NY).............      7,700,000
            IDA of the City of Kansas MHRB Ser.
            1988A, 4.20%, 10/1/96 (LOC: Home
            Svgs. Assn. of Kansas City)
   2,950      (Twin Oaks I Apt.)...............      2,950,000
   2,950      (Twin Oaks II Apt.)..............      2,950,000
   4,415    Missouri Dev. Fin. Brd. IDRB (Cook
            Composites & Polymers Co.), Ser.
            1994, 3.85% -- VRDN (LOC: Societe
            Generale)..........................      4,415,000
     825    School District of North Kansas GO
            School Bldg. Bds. (Missouri Direct
            Deposit Prog.), Ser. 1996 7.00%,
            3/1/97.............................        836,966
                                                    30,277,551
            MONTANA -- .1%
     760    Butte Silver Bow City & Cnty.
            (Copper City Assn.), Ser. 1988,
            4.25% -- VRDN
            (LOC: Bank of America).............        760,000
            NEBRASKA -- .7%
   4,200    Lancaster Cnty. IDRB (AS Mid-Amer.,
            Inc.), Ser. 1994, 4.25% --
            VRDN (LOC: Heller Finl., Inc.).....      4,200,000
   4,300    Nebraska Investment Fin. Auth. MHRB
            (Briarhurst/Candle Tree Apts.) Ser.
            1985, 3.65% -- ARB, 10/1/96 (LOC:
            Citibank, N.A.)....................      4,300,000
                                                     8,500,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            NEVADA -- .4%
 $ 4,450    Nevada Housing Division RB (Oakmont
            at Reno), 3.90% -- VRDN (LOC:
            Banque Paribas).................... $    4,450,000
            NEW HAMPSHIRE -- .1%
   1,500    New Hampshire Hsg. Fin. Auth. MHRB
            (Nashua-Oxford),
            Ser. 1990, 3.80% -- VRDN
            (Surety Bond: Contl. Cas. Corp.)...      1,500,000
            NEW JERSEY -- .4%
   4,750    New Jersey EDA (Center for Aging,
            Inc. Applewood), 3.95% -- VRDN
            (LOC: Banque Paribas)..............      4,750,000
            NEW MEXICO -- 2.8%
  31,300    City of Farmington PCRB (El Paso
            Elec. Co. Four Corners), Ser.
            1994A, 3.60% -- VRDN
            (LOC: Citibank, N.A.)..............     31,300,000
   4,855    Cnty. of Sandoval MHRB (Arrowhead
            Ridge Apt.) Ser. 1996, 4.65%,
            7/1/97 (LIQ: FGIC).................      4,855,000
                                                    36,155,000
            NEW YORK -- 2.5%
            Battery Park City Auth. Hsg. RB
            (Marina Towers Tender Corp.),
            3.95% -- VRDN
            (LOC: Sumitomo Bk.)
   8,560      Ser. A...........................      8,560,000
   7,765      Ser. B...........................      7,765,000

   1,000    Nassau Cnty. Indl. Dev. Agy. IDRB
            (Crand Plumbing, Inc.),
            3.75% -- VRDN (LOC: Amer. Natl. Bk.
            & Tr. of Chicago)..................      1,000,000
            New York City GO Subser. H3, 3.90%,
            TECP (LIQ: Banque
            Paribas & Ins. by FSA)
   2,000      9/9/96...........................      2,000,000
  11,900      10/1/96..........................     11,900,000
                                                    31,225,000
            NORTH CAROLINA -- 2.2%
   3,600    Cabarrus Cnty. Indl. Fac. PCRB
            (Oiles Amer. Corp.), Ser. 1989,
            4.20% -- VRDN (LOC: Industral Bk.
            of Japan, Ltd., NY)................      3,600,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            NORTH CAROLINA -- CONTINUED
 $ 7,700    Columbus Cnty. Indl. Fac. &
            Pollution Ctl. Fin. Auth. Solid
            Waste Disposal RB (Fed. Paper Brd.
            Co., Inc.), Ser. 1992,
            3.90% -- VRDN
            (LOC: Dai-Ichi Kangyo Bk., Ltd.)... $    7,700,000
   3,000    Guilford Cnty. Indl. Fac. &
            Pollution Control Fing. Auth. RB
            Sewage Disp. (High Pt. Chem.),
            3.90% -- VRDN
            (LOC: Sumitomo Bk.)................      3,000,000
  10,300    Lenoir Cnty. Indl. Fac. PCRB
            (Carolina Energy, Ltd.
            Partnership), Ser. 1995,
            3.75% -- VRDN
            (LOC: Bank of Tokyo, Ltd. NY)......     10,300,000
     870    NCNB Pooled Tax-Exmp.Tr. COP Ser.
            1990A, 4.125% -- VRDN (LOC:
            NationsBank of NC)**...............        870,000
   3,000    Richmond Cnty. Indl. Fac. PCRB
            (Bibb Co.), 4.21% -- VRDN (LOC:
            Citibank, NY)......................      3,000,000
                                                    28,470,000
            OHIO -- 2.9%
   5,000    City of Dayton Ohio Spec. Fac. RB
            (Emery Air Fght. Corp.),
            Ser. 1993E, 3.80% -- VRDN
            (LOC: Mellon Bk., N.A.)............      5,000,000
  16,250    Cleveland City School Dist. TRANS
            Ser. 1996, 5.85%, 12/31/96 (LOC:
            Banque Paribas)....................     16,344,729
   4,800    Cnty. of Stark IDRB (Crane
            Plumbing, Inc.), Ser. 1984,
            3.80% -- VRDN (LOC: Amer. Natl. Bk.
            & Tr. Co. of Chicago)..............      4,800,000
   4,200    Cnty. of Summit IDA-IDRB (Shin-Etsu
            Silicones of Amer. Inc.) Ser. 1994,
            3.90% -- VRDN (LOC: Bk. of Tokyo,
            Ltd. & Mitsubishi Bk., Ltd.).......      4,200,000
   4,250    Dayton Ohio Airport Impt. Nts.
            4.50%, 3/25/97.....................      4,261,617
   3,000    Ohio Hsg. Fin. Agy. MHRB (10
            Wilmington Place), Ser. 1991B,
            4.35% -- VRDN (LIQ: Fuji Bk., Ltd.
            & Ins. by FSA).....................      3,000,000
                                                    37,606,346
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            OREGON -- 1.4%
            Oregon EDRB Series CLVI,
            4.00% -- VRDN
            (LOC: Bk. of California, N.A.)
 $ 1,960      (Pacific Coast Seafoods Co.)..... $    1,960,000
   1,210      (Pacific Oyster Co.).............      1,210,000

   2,050    Oregon EDRB (Stagg Foods, Inc.),
            Ser. 75, 3.80% -- VRDN
            (LOC: Bk. of Amer.)................      2,050,000
   5,050    Oregon Health Hsg. Ed. & Culture
            Fac. Auth. RB (Evangelical
            Lutheran), Ser A, 3.60% -- VRDN
            (LOC: First Natl. Bk. N.A.)........      5,050,000
   7,000    Oregon State Brd. of Higher Ed.
            (MSTR SGA-29), Ser. 1996,
            3.60% -- VRDN
            (LIQ: Societe Generale)**..........      7,000,000
                                                    17,270,000
            PENNSYLVANIA -- 6.9%
   1,430    Chester Cnty. IDA Coml. Dev. RB
            (Plaza Assn.), Ser. A,
            3.70% -- VRDN
            (LOC: First Fed. Svgs. & Ln.)......      1,430,000
   3,000    Chester Cnty. IDA Mfg. Fac. RB
            (Devault Packing Co., Inc.),
            Ser. 1995, 3.95% -- VRDN
            (LOC: Meridian Bk.)................      3,000,000
  25,000    City of Philadelphia GO Bds.,
            Ser. 1990, 3.65%, 9/12/96
            (LOC: Fuji Bk., Ltd., NY)..........     25,000,000
     500    Elk Cnty. IDA-IDRB Ref. (Stackpole
            Corp.), Ser. 1989, 4.2925% -- VRDN
            (LOC: First Natl. Bk. of Boston)...        500,000
     855    Fayette Cnty. Hosp. Auth. RB
            (Uniontown Hosp.), Ser. 1996,
            4.25%, 6/15/97
            (Ins. by Connie Lee)...............        855,912
     650    Lawrence Cnty. IDA-PCRB (Calgon
            Carbon), Ser. 1983A, 3.90% -- VRDN
            (Gtd. by Merck & Co.)..............        650,000
  25,000    Montgomery Cnty. Higher Ed. & Hlth.
            Auth. RB (Pennsylvania Higher Ed. &
            Hlth. Ln. Prog.), Ser. 1996A,
            3.65% -- VRDN (LOC: Dauphin Deposit
            Bk. & Tr. Co.).....................     25,000,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            PENNSYLVANIA -- CONTINUED
 $ 1,500    Montgomery Cnty. IDA-RB (Laneko
            Engineering Co.),
            Ser. 1995 3.95% -- VRDN
            (LOC: Meridian Bk.)................ $    1,500,000
   3,000    Moon IDRB (One Thorn Run Ctr.) Ser.
            1995A, 3.85% -- VRDN (LOC: Natl.
            City Bk.)..........................      3,000,000
   2,500    Northeastern PA Hosp. Auth. (Hosp.
            Central Svs, Capital Asset Fin.
            Prog.), Ser. B,
            3.70% -- VRDN
            (LIQ: PNC Bk. & Ins. by MBIA)......      2,500,000
   1,300    Pennsylvania Economic Dev. Fin.
            Auth. RB (C.F. Martin & Co., Inc.),
            Ser. H, 3.95% -- VRDN (LOC:
            Meridian Bk.)**....................      1,300,000
   8,760    Pennsylvania Hsg. Fin. Agy. Single
            Family Mtg. RB Ser. O,
            4.125% -- ARB......................      8,760,000
   9,400    School Dist. of Philadelphia TRANS,
            Ser. 1996,
            4.50%, 6/30/97.....................      9,437,443
   2,010    West Cornwall Twp. Mun. Auth. RB
            (Lebanon Vly. Brethren Home), Ser.
            1995, 3.75% -- VRDN (LOC: Meridian
            Bk.)...............................      2,010,000
   3,040    Westmoreland Cnty. IDA-IDRB (White
            Consolidated Ind., Inc.),
            4.125% -- ARB, 12/1/96
            (LOC: Chemical Bk.)................      3,041,829
                                                    87,985,184
            RHODE ISLAND -- .2%
   3,000    Rhode Island Solid Waste Mgmt.
            Corp. Landfill Lease Nts. Ser.
            1995A, 4.50%, 8/1/97...............      3,009,223
            SOUTH CAROLINA -- .9%
   3,500    Darlington Cnty. IDA-IDRB (Hobart
            Corp.), 3.90% -- VRDN (LOC: Fuji
            Bk., Ltd.).........................      3,500,000
   4,000    South Carolina Jobs EDA-EDRB (B.F.
            Shaw, Inc.), Ser. 1995,
            3.95% -- VRDN (LOC: Mercantile Bk.
            of St. Louis N.A.).................      4,000,000
   2,700    South Carolina Jobs EDA-EDRB
            (Roller Bearing Co.), Ser. 1994A,
            4.36% -- VRDN
            (LOC: Cr. Coml. de France)**.......      2,700,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            SOUTH CAROLINA -- CONTINUED
            South Carolina Jobs EDA-EDRB Ser.
            1989B, 3.80% -- VRDN (LOC: Cr.
            Coml. de France)
 $   800      Ser. A (Tuttle Co., Inc.)........ $      800,000
     650      Ser. B (Ridge Pallets)...........        650,000
                                                    11,650,000
            SOUTH DAKOTA -- .7%
   5,385    City of Rapid EDRB (Civic Center
            Assoc.), 3.81% -- VRDN (LOC:
            Bayerische Vereinsbank AG).........      5,385,000
   3,500    South Dakota Hsg. Dev. Auth. RB
            (Homeownership Mtg. Bd.), Ser.
            1995E, 4.05% -- ARB, 10/24/96......      3,500,000
                                                     8,885,000
            TENNESSEE -- 3.2%
   1,000    IDB of Blount Cnty. IDRB (Advanced
            Crystal, Inc.),
            Ser. 1988, 4.15% -- VRDN
            (LOC: Indl. Bk. of Japan, Ltd.)....      1,000,000
   5,000    IDB of the City of Morristown
            IDRB (Camvac Intl., Inc.),
            Ser. 1983, 3.775% -- VRDN
            (LOC: ABN Amro Bk.)................      5,000,000
   3,700    IDB of Rutherford Cnty. IDRB
            Ref. (Outboard Marine Corp.),
            Ser. 1987, 3.80% -- VRDN
            (LOC: First Chicago NBD Corp.).....      3,700,000
   3,200    IDB of the City of Chattanooga
            RRB (Radisson Read House),
            Ser. 1995, 4.25% -- VRDN
            (LOC: Heller Finl., Inc.)..........      3,200,000
            IDB of the Met. Govt. of Nashville
            & Davidson Cnty. RB, 4.00% -- VRDN
            Ser. 1989
            (LOC: Sumitomo Bk.)
   8,995      (Beechwood)......................      8,995,000
   4,680      (Belle Vly.).....................      4,680,000
   6,710      (Graybrook Apts.)................      6,710,000

   4,285    Smyrna Hsg. Assn. MHRB (Imperial
            Gardens Apts.),
            Ser. 1989, 4.00% -- VRDN
            (LOC: Sumitomo Bk.)................      4,285,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            TENNESSEE -- CONTINUED
 $ 3,405    Shelby Cnty. Hlth. Edl.& Hsg. Fac.
            Brd. (Methodist Hlth. Sys.), Ser.
            C, 4.05% -- ARB (LIQ: Sanwa Bk.,
            Ltd. & Ins. by MBIA)............... $    3,405,000
                                                    40,975,000
            TEXAS -- 8.4%
   1,000    Bexar Cnty. Hsg. Fin. Corp. Gtd.
            Mtg. Multifamily RFB Ser. 1988A,
            (Creightons Mill Dev.),
            3.65% -- VRDN (Surety Bond: New
            England Mutual)....................      1,000,000
   3,000    Board of Reg. of the Texas A&M
            Univ. Sys. Rev. Fin. Bds., Ser.
            1996, 3.60% -- VRDN
            (LIQ: Societe Generale)**..........      3,000,000
   7,040    Brazos River Harbor IDA-PCRB 3.70%,
            9/25/96 -- TECP
            (Gtd. by Dow Chemical).............      7,040,000
   4,250    City of Dallas Indl. Dev. Corp.
            IDRB (Crane Plumbing), Ser. 1985,
            3.75% -- VRDN
            (LOC: Amer. Natl. Bk. & Tr.
            Co. of Chicago)....................      4,250,000
   6,600    Dallas Fort Worth Regl. Arpt. RB
            (MSTR Ser. SGB5), 3.60% -- VRDN
            (LIQ: Societe Generale & Ins. by
            FGIC)**............................      6,600,000
   5,010    Dallas Fort Worth Regl. Airport RRB
            Ser. B, 5.00%, 11/1/96.............      5,019,780
   8,230    Denton Utility System RRB (MSTR
            Ser. SGA-32), 3.60% -- VRDN (LIQ:
            Societe Generale & Ins. by
            MBIA)**............................      8,230,000
   6,225    Galveston Hsg. Fin. Corp. MHRB Ref.
            (Vlg. by the Sea Apt.), Ser. 1993,
            3.95% -- VRDN
            (LOC: Sumitomo Bk.)................      6,225,000
  12,000    Harris Cnty. Health Fac. Hosp.
            (Methodist Hosp.), Ser. 1994,
            3.75% -- VRDN
            (LOC: Morgan Guaranty, NY).........     12,000,000
   1,000    Harris Cnty. Hsg. Fin. Corp, MHRB
            (Arbor II Ltd.), 3.95% -- ARB,
            10/1/96 (LOC: Guardian Svgs. & Ln.,
            Houston)...........................      1,000,000
   5,000    Harris Cnty. Toll Road Unlimited
            Tax and Sub Lien RB, Ser. 1994A,
            3.61% -- VRDN
            (LOC: Citibank, N.A.)..............      5,000,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            TEXAS -- CONTINUED
 $ 4,400    Houston, Wtr. and Swr. Sys. (MSTR
            SGA-22),
            3.60% -- VRDN (LIQ: Societe
            Generale & Ins. by MBIA)**......... $    4,400,000
  15,000    Houston, Wtr. and Swr. Sys. RB
            Fltg. SG-77, 3.70% -- VRDN (LIQ:
            Societe Generale & Ins. by
            MBIA)**............................     15,000,000
   9,205    NCNB Pooled Tax Empt.-Tr. COP Ser.
            1990B, 4.125% -- VRDN (LOC:
            NationsBank of Texas)**............      9,205,000
   4,000    Port of Corpus Christi Auth. Nueces
            Cnty. RRB (Union Pacific Corp.),
            Ser. 1989, 4.05%, 11/25/96 -- TECP
            (Gtd. by Union Pacific Corp.)......      4,000,000
   2,470    Robertson Cnty. IDRB
            (Crane Plumbing), Ser. 1990,
            3.75% -- VRDN (LOC: Amer
            Natl. Bk. & Tr. Co. of Chicago)....      2,470,000
   4,380    Tarrant Cnty. Hsg. Fin. Corp. MHRB
            Ref. (Lincoln Meadows), Ser.
            1988 -- ARB, 4.30%,12/1/96 (Surety
            Bond: Contl. Cas. Corp.)...........      4,380,000
   2,500    Texas Wtr. Dev. Brd. State
            Revolving Fd. Senior Lien RB
            Ser. 1996A, 3.60% -- VRDN
            (LIQ: Societe Generale)**..........      2,500,000
   6,000    Tyler Health Fac. Dev. Corp. RB
            (East Texas Med. Ctr. Regl. Hlth.),
            Ser. 1993C, 4.00%, 9/24/96 -- TECP
            (LOC: Banque Paribas)..............      6,000,000
                                                   107,319,780
            UTAH -- 3.4%
   3,900    Hsg. Auth. of Provo City
            Multifamily Rent Hsg. Rent Hsg. RRB
            (Branbury Park), Ser. 1987A,
            3.60% -- VRDN
            (LOC: Dai-Ichi Kangyo Bk., Ltd.)...      3,900,000
   2,800    Summit Cnty. IDRB (Hornes' Kimball
            Junction L.P.), Ser. 1985,
            3.90% -- VRDN
            (LOC: West One Tr.)................      2,800,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            UTAH -- CONTINUED
            Tooele Cnty. Hazardous Waste
            Treatment RB -- TECP (Union Pacific
            Corp.), Ser. A (Gtd. by Union
            Pacific Corp.)
 $10,000      4.15%, 9/12/96................... $   10,000,000
  15,000      4.125%, 10/17/96.................     15,000,000
   7,000      4.125%, 10/24/96.................      7,000,000

   4,725    Utah Cnty. IDRB (McWane Inc.),
            3.75% -- VRDN
            (LOC: Amsouth Bk., N.A.)...........      4,724,991
                                                    43,424,991
            VIRGINIA -- .9%
   1,200    Henrico Cnty. IDA RB (San-J),
            3.95% -- VRDN
            (LOC: Tokai Bk., Ltd)..............      1,200,000
   9,800    Richmond Cnty. Indl. Fac. PCRB
            (Cogentrix of Richmond),
            4.40% -- VRDN
            (LOC: Banque Paribas)..............      9,800,000
   1,000    Rockingham Cnty. Indl. Dev.
            PCRB (Merck & Co., Inc.),
            Ser. 1983A, 3.65% -- VRDN
            (Gtd. by Merck & Co.)..............      1,000,000
                                                    12,000,000
            WASHINGTON -- 4.6%
   8,370    City of Kent Ltd. Tax GO Bds. Ser.
            1996A, 3.60% -- VRDN (LIQ: Societe
            Generale)**........................      8,370,000
   2,200    Klickitat Cnty. Pub. Corp. RB
            (Mercer Ranches), Ser. 1996
            3.75% -- VRDN (LOC: U.S. Bk. of
            Washington, N.A.)..................      2,200,000
            Pilchuck Dev. Pub. Corp. IDRB
            (Hillsdale Assn.),
            4.05% -- VRDN
            (LOC: Bk. of California, N.A.)
   1,455      (Canyon Park Assn.)..............      1,455,000
   1,047      (Hillsdale Assn.)................      1,047,000
   1,312      (Omni Assn.).....................      1,312,000

   8,450    Pilchuck Dev. Pub. Corp. IDRB
            (Romac Industries, Inc.), Ser. 1995
            3.90% -- VRDN
            (LOC: Bk. of California, N.A.).....      8,450,000
   3,000    Port Pasco EDRB (Douglas Fruit
            Co.), 3.75% -- VRDN
            (LOC: U.S. Bk. of Washington)......      3,000,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            WASHINGTON -- CONTINUED
 $ 1,090    Washington Cmnty. Econ. Brd.
            Redevelopment Bd.,
            3.90% -- VRDN
            (LOC: Indl. Bk. of Japan, Ltd.).... $    1,090,000
   3,185    Washington Cmnty. Econ. Brd.
            Revitalization Bd.,
            3.90% -- VRDN
            (LOC: Indl. Bk. of Japan, Ltd.)....      3,185,000
  15,020    Washington GO Bds. Ser. 1995A,
            3.61% -- VRDN
            (LIQ: Citibank, N.A.)..............     15,020,000
   6,555    Washington Hsg. Fin. Comm. (Emerald
            Heights), Ser. 1990, 4.25% -- VRDN
            (LOC: Banque Paribas)..............      6,555,000
   6,410    Washington Pub. Pwr. Sup. Sys.
            Nuclear No. 2 RB (CR-145),
            Ser. 1990, 3.61% -- VRDN
            (LOC: Citibank, N.A.)..............      6,410,000
   1,000    Washington Pub. Pwr. Sup. Sys.
            Nuclear RRB No. 1
            7.10%, 7/1/97......................      1,025,011
                                                    59,119,011
            WEST VIRGINIA -- .1%
   1,000    Marshall Cnty. PCRB (Allied Signal
            Co.), 3.65% -- VRDN (Gtd. by Allied
            Signal, Co.).......................      1,000,000
            WISCONSIN -- .2%
   3,000    City of Whitewater IDRB
            (Maclean-Fogg Co.), Ser. 1989,
            3.80% -- VRDN
            (LOC: Bk. of Amer. Illinois).......      3,000,000
            OTHER -- 4.7%
      50    Puttable Floating Opt. Tax-Empt.
            PPT4, 3.70% -- VRDN
            (LIQ: Merrill Lynch)**.............         50,000
  54,490    Puttable Floating Opt. Tax-Empt.
            (IBM Grantor Trust), Ser. 1996C
            3.85% -- VRDN
            (LIQ: Credit Suisse)**.............     54,490,000
   5,920    Puttable Floating Opt. Tax-Empt.
            (KOCH Fin. Corp.), 3.95% -- VRDN
            (LIQ: Credit Suisse)**.............      5,920,000
                                                    60,460,000

            TOTAL INVESTMENTS
            (COST $1,286,198,412).......  100.7%  1,286,198,412
            OTHER ASSETS AND
              LIABILITIES -- NET........    (.7)     (8,849,189)
            NET ASSETS..................  100.0% $1,277,349,223

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                                AUGUST 31, 1996

Summary of Abbreviations:

ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corp.
ARB -- Adjustable Rate Bonds
COP -- Certificates of Participation
EDA -- Economic Development Authority
EDRB -- Economic Development Revenue Bond
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GNMA -- Governmental National Mortgage Association
GO -- General Obligations
IDA -- Industrial Development Authority
IDB -- Industrial Development Bond
IDRB -- Industrial Development Revenue Bond
LIQ -- Liquidity Provider
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
MERLOTS -- Municipal Exempt Receipts Liquidity Option
Tenders
MHRB -- Multifamily Housing Revenue Bond
MSTR -- Municipal Securities Trust Receipt
PCRB -- Pollution Control Revenue Bond
RB -- Revenue Bonds
RFB -- Refunding Bonds
RRB -- Refunding Revenue Bonds
TECP -- Tax Exempt Commercial Paper
TRANS -- Tax Revenue Anticipation Notes
VRDN -- Variable Rate Demand Notes

Adjustable Rate Bonds are putable back to the issuer or other parties not affiliated with the issuer at par on the interest reset dates. Interest rates are determined and set by the issuer quarterly, semi-annually or annually depending upon the terms of the security. Interest rates presented for these securities are those in effect at August 31, 1996. These securities represent 10% of total investments at August 31, 1996.

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at August 31, 1996. These securities represent 76% of total investments at August
31, 1996.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; standby bond purchase agreements; tender option purchase agreements; and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

 * Security of which $200,000 was purchased on a delayed settlement basis and an additional $200,000 was segregated as collateral for the delayed settlement purchase.

** Rule 144A security which are restricted in resale to qualified institutions and are considered liquid.

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS:
   Investments at value (identified cost $1,286,198,412).......................................................  $1,286,198,412
   Interest receivable.........................................................................................       6,664,474
   Receivable for Fund shares sold.............................................................................       1,113,117
   Other assets................................................................................................          41,698
         Total assets..........................................................................................   1,294,017,701
LIABILITIES:
   Due to custodian bank.......................................................................................       6,042,257
   Payable for investment securities purchased.................................................................       4,580,086
   Payable for Fund shares repurchased.........................................................................       2,873,540
   Dividends payable...........................................................................................       1,846,107
   Accrued expenses............................................................................................         519,220
   Accrued advisory fee........................................................................................         455,408
   Distribution fee payable....................................................................................         351,860
         Total liabilities.....................................................................................      16,668,478
NET ASSETS.....................................................................................................  $1,277,349,223
NET ASSETS CONSISTS OF:
   Paid-in capital.............................................................................................  $1,277,607,103
   Accumulated net realized loss on investment transactions....................................................        (257,880)
         Net assets............................................................................................  $1,277,349,223
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($660,515,996(division sign)660,634,719 shares of beneficial interest outstanding).  $         1.00
   Class Y Shares ($616,833,227(division sign)616,933,587 shares of beneficial interest outstanding).  $         1.00

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
   Interest......................................................................................                $43,981,149
EXPENSES:
   Advisory fee..................................................................................  $ 5,540,924
   Distribution fee -- Class A Shares............................................................    1,898,665
   Registration and filing fees..................................................................      359,766
   Transfer agent fee............................................................................      295,626
   Custodian fee.................................................................................      270,970
   Reports and notices to shareholders...........................................................      118,264
   Professional fees.............................................................................       34,283
   Insurance.....................................................................................       21,691
   Trustees' fees and expenses...................................................................       17,641
   Miscellaneous.................................................................................       28,431
                                                                                                     8,586,261
   Less advisory fee waiver......................................................................   (1,243,131)
      Net expenses...............................................................................                  7,343,130
Net investment income............................................................................                 36,638,019
Net realized loss on investments.................................................................                     (6,227)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............................................                $36,631,792

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED AUGUST 31,
                                                                                                  1996            1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................  $   36,638,019   $ 16,223,403
   Net realized loss on investments........................................................          (6,227)      (374,299)
      Net increase in net assets resulting from operations.................................      36,631,792     15,849,104
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................................     (19,837,670)    (2,645,739)
   Class Y Shares..........................................................................     (16,800,349)   (13,577,664)
      Total distributions to shareholders..................................................     (36,638,019)   (16,223,403)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................................   2,572,408,736    523,419,419
   Proceeds from shares issued from acquisition of FFB Tax-Free Money Market Fund..........     103,129,021             --
   Proceeds from shares issued from acquisition of First Union Tax-Free Money Market
     Portfolio.............................................................................              --    604,010,226
   Proceeds from reinvestment of distributions.............................................      16,202,992     13,277,476
   Payments for shares redeemed............................................................  (2,390,799,129)  (566,638,173)
      Net increase resulting from Fund share transactions..................................     300,941,620    574,068,948
CAPITAL CONTRIBUTION (NOTE 4)..............................................................              --        300,000
      Net increase in net assets...........................................................     300,935,393    573,994,649
NET ASSETS:
   Beginning of year.......................................................................     976,413,830    402,419,181
   End of year.............................................................................  $1,277,349,223   $976,413,830

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                              FINANCIAL HIGHLIGHTS

                                                              CLASS A SHARES
                                                                       JANUARY 5,
                                                                         1995*                    CLASS Y SHARES
                                                          YEAR ENDED    THROUGH
                                                          AUGUST 31,   AUGUST 31,              YEAR ENDED AUGUST 31,
                                                             1996         1995         1996        1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period....................      $1.00         $1.00        $1.00      $1.00      $1.00      $1.00
Net investment income...................................        .03           .02          .03        .04        .02        .03
Less distributions to shareholders from net
  investment income.....................................       (.03)         (.02)        (.03)      (.04)      (.02)      (.03)
Net asset value, end of period..........................      $1.00         $1.00        $1.00      $1.00      $1.00      $1.00
TOTAL RETURN+...........................................       3.2%          2.2%         3.5%       3.6%       2.5%       2.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............   $660,516     $ 554,924    $ 616,833   $421,490   $402,419   $401,376
Ratios to average net assets:
  Expenses**............................................       .79%          .78%++       .49%       .50%       .34%       .34%
  Net investment income**...............................      3.14%         3.28%++      3.44%      3.53%      2.47%      2.58%


                                                            1992
PER SHARE DATA:
Net asset value, beginning of period....................     $1.00
Net investment income...................................       .04
Less distributions to shareholders from net
  investment income.....................................      (.04)
Net asset value, end of period..........................     $1.00
TOTAL RETURN+...........................................      3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............  $416,924
Ratios to average net assets:
  Expenses**............................................      .32%
  Net investment income**...............................     3.72%

*  Commencement of class operations.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursement. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                              CLASS A SHARES
                                                                       JANUARY 5,
                                                                         1995*                    CLASS Y SHARES
                                                          YEAR ENDED    THROUGH
                                                          AUGUST 31,   AUGUST 31,              YEAR ENDED AUGUST 31,
                                                             1996         1995         1996        1995       1994       1993
Expenses................................................       .90%          .90%++       .60%       .63%       .64%       .63%
Net investment income...................................      3.03%         3.16%++      3.33%      3.40%      2.17%      2.29%


                                                            1992
Expenses................................................      .63%
Net investment income...................................     3.41%

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of an eagle)
A REPORT FROM YOUR
PORTFOLIO MANAGER
KELLIE ALLEN

  In the last half of 1995, we saw very mixed economic data, but    (Photo of
as the year came to a close, economic reports grew progressively    Kellie
weaker, clearly showing signs that the Federal Reserve would        Allen)
need to lower the Fed Funds rate in order to help boost the slowing economy. In December and again in February, short-term rates were indeed lowered by 25 basis points each time, ending
February at 5.25%. In anticipation of short-term rates dropping, we extended the average maturity of the Fund. This allowed us to lock in higher yielding securities for longer time periods.
  In the first half of 1996, a continued stream of strong economic data re-ignited fears about future inflation and caused a reversal in fortunes in the bond market from the positive returns experienced in 1995. The underpinnings of economic growth in 1996 have been in the strength of the housing market, consumer spending, and job creation. With second quarter Gross Domestic Product
(GDP) coming in at 4.8%, there were concerns in the market about inflation rearing its ugly head.
  So far this year, monthly job growth has averaged 230,000 versus about 185,000 for last year. This would lead the markets to believe that inflation is not far behind and the Fed should start raising interest rates to head it off. (The primary means by which the Federal Reserve attempts to control the economy is by raising or lowering short-term interest rates, i.e. the Fed Funds rate. For example, if the economy is growing too fast the Federal Reserve can raise the Fed Funds rate and, in essence, try to put the brakes on the economy.)
  The Fed has not made a move since January because inflation has not shown itself even with the economy moving along at a fairly strong pace. Lack of inflation cannot go on forever with this pace of economic activity. In our view, it is not a question of whether short-term rates will move higher over the next several months but when it will happen. It is questionable, however, whether the Federal Reserve will raise rates before the November election. All eyes will be on the November Federal Open Market Committee (FOMC) meeting to see if they will finally make their move.
  We use a barbell approach in the Fund's portfolio maturities as opposed to a laddered approach, in order to take advantage of higher yields out on the curve. This helps us to remain competitive while still maintaining the shorter average maturities that AAA rated money funds are limited to in order to maintain their rating.
  In the last six months, the yield curve from overnight to one year has continued to steepen. We have taken advantage of this by extending our maturities further out on the curve and keeping our Repurchase Agreement versus Treasury position in the 65%/35% range. We ended the fiscal year with an average maturity of 52 days. In anticipation of the Federal Reserve raising interest rates, we will shorten our average maturity slightly, making our maturity target 45 to 50 days.
  At its ficsal year-end on August 31, 1996, Evergreen Treasury Money Market Fund's total net assets were $3.4 billion. The Fund's seven-day current and effective yields at that time are illustrated in the table below.

                              7-DAY CURRENT YIELD    7-DAY EFFECTIVE YIELD
Class Y Shares                        4.96%                   5.08%
Class A Shares                        4.66%                   4.77%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

THE FUND MAY INCUR 12B-1 EXPENSES, UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORSEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUNDS DAILY NET ASSETS OF ITS CLASS A SHARES.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U. S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of an eagle)
                            STATEMENT OF INVESTMENTS
                                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 U.S. TREASURY BILLS -- 4.4%
$150,000    5.25%, 9/17/96
            (COST $149,694,041)................ $  149,694,041
 U.S. TREASURY NOTES -- 35.0%
  20,000    6.50%, 9/30/96.....................     20,010,343
  30,000    8.00%, 10/15/96....................     30,078,470
 150,000    6.875%, 10/31/96...................    150,415,920
 125,000    7.25%, 11/15/96....................    125,455,094
 200,000    7.50%, 12/31/96....................    201,332,352
  50,000    8.00%, 1/15/97.....................     50,429,269
 250,000    7.50%, 1/31/97.....................    252,264,102
 125,000    6.875%, 2/28/97....................    125,946,960
 100,000    6.50% to 6.875%, 4/30/97...........    100,848,499
  70,000    8.50%, 5/15/97.....................     71,246,809
  50,000    6.00%, 8/31/97.....................     50,003,906
            TOTAL U.S. TREASURY NOTES
            (COST $1,178,031,724)..............  1,178,031,724
 REPURCHASE AGREEMENTS* -- 65.2%
 150,000    Daiwa Securities Co., Ltd., 5.24%,
            dated 8/30/96, due 9/3/96 (1)......    150,000,000
 150,000    Dean Witter Reynolds, Inc., 5.24%,
            dated 8/26/96, due 9/3/96 (2)......    150,000,000
 170,000    Donaldson, Lufkin & Jenrette
            Securities Corp., 5.23%,
            dated 8/30/96, due 9/3/96 (3)......    170,000,000
 100,000    Dresdner Bank AG, 5.25%,
            dated 8/26/96, due 9/3/96 (4)......    100,000,000
  75,000    Dresdner Bank AG, 5.25%,
            dated 8/30/96, due 9/3/96 (5)......     75,000,000
 150,000    First Boston Corp., 5.25%,
            dated 8/30/96, due 9/3/96 (6)......    150,000,000
 200,000    Goldman, Sachs Group L.P.,
            5.24%, dated 8/30/96,
            due 9/3/96 (7).....................    200,000,000

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 REPURCHASE AGREEMENTS* -- CONTINUED
$150,000    HSBC Securities, Inc., 5.24%,
            dated 8/30/96, due 9/3/96 (8)...... $  150,000,000
 150,000    Merrill Lynch, Pierce, Fenner &
            Smith, 5.20%, dated 8/30/96,
            due 9/3/96 (9).....................    150,000,000
 200,000    Morgan Guaranty Trust Co. of New
            York, 5.25%, dated 8/30/96,
            due 9/3/96 (10)....................    200,000,000
 150,000    Morgan Stanley Co., 5.23%,
            dated 8/30/96, due 9/3/96 (11).....    150,000,000
  50,000    NationsBank, 5.23%,
            dated 8/30/96, due 9/3/96 (12).....     50,000,000
 200,000    Nikko Securities Co. International,
            Inc., 5.22%, dated 8/26/96,
            due 9/3/96 (13)....................    200,000,000
 150,000    State Street Bank & Trust Co.,
            5.21%, dated 8/30/96,
            due 9/3/96 (14)....................    150,000,000
 150,000    Union Bank Switzerland, 5.24%,
            dated 8/30/96, due 9/3/96 (15).....    150,000,000
            TOTAL REPURCHASE AGREEMENTS
            (COST $2,195,000,000)..............  2,195,000,000
 SHARES
  (000)
MUTUAL FUND SHARES -- 1.1%
36,386   Fidelity U.S. Treasury, Inc.,
         Portfolio (at net asset value)
         (COST $36,386,133)................        36,386,133
         TOTAL INVESTMENTS
         (COST $3,559,111,898).....   105.7%    3,559,111,898
         OTHER ASSETS AND
         LIABILITIES -- NET........    (5.7)     (191,448,210)
         NET ASSETS................   100.0%   $3,367,663,688

See accompanying notes to financial statements.

*Collateralized by:

 (1) $139,858,000 U.S. Treasury Notes, 6.00% to 8.875%, 8/31/97 to 2/15/99;
     value including accrued interest -- $147,118,513 and $5,472,000 U.S. Treasury Bonds, 7.875%, 11/15/07; value including accrued interest -- $5,882,008.
 (2) $134,065,401 U.S. Treasury Strips, 2/15/97 to 2/15/26;
     value -- $133,534,995; $14,637,000 U.S. Treasury Notes, 5.125% to 7.25%,
     8/31/96 to 7/15/06; value including accrued interest -- $14,904,368; $2,495,000 U.S. Treasury Bonds, 8.75% to 11.25%, 2/15/15 to 5/15/20; value including accrued interest -- $3,142,556 and $1,420,000 U.S. Treasury Bills, 9/5/96; value -- $1,418,811.
 (3) $191,154,000 U.S. Treasury Strips, 11/15/97 to 2/15/25;
     value -- $70,652,564 and $101,611,000 U.S. Treasury Notes, 5.50% to 8.75%,
     11/15/98 to 9/30/00; value including interest -- $102,748,325.
 (4) $59,390,000 U.S. Treasury Notes, 6.25% to 7.75%, 1/31/00 to 8/31/00; value including accrued interest -- $60,853,502 and $42,605,000 U.S. Treasury Bonds, 6.75%, 8/15/26; value including accrued interest -- $41,151,377.
 (5) $56,857,000 U.S. Treasury Notes, 5.00% to 9.25%, 12/31/97 to 10/31/99;
     value including accrued interest -- $56,991,500 and $103,700,000 U.S. Treasury Strips, 8/15/19; value $19,509,081.
 (6) $151,706,000 U.S. Treasury Notes, 5.625% to 6.375%, 3/31/98 to 3/31/01;
     value including accrued interest -- $153,439,998.
 (7) $206,574,000 U.S. Treasury Notes, 5.50%, 4/15/00; value including accrued interest -- $204,000,177.
 (8) $150,104,000 U.S. Treasury Notes, 5.00% to 9.00%, 12/31/97 to 5/31/98;
     value including accrued interest -- $153,001,642.
 (9) $152,111,000 U.S. Treasury Notes, 5.25% to 7.75%, 11/30/00 to 3/31/01;
     value including accrued interest -- $153,001,585.
(10) $209,500,000 U.S. Treasury Bills, 2/27/97; value -- $204,002,720.
(11) $150,305,000 U.S. Treasury Notes, 7.25%, 8/15/04; value including accrued interest -- $154,759,313.
(12) $51,100,000 U.S. Treasury Notes, 5.25%, 12/31/97; value including accrued interest -- $51,017,729.
(13) $202,483,000 U.S. Treasury Notes, 5.125% to 8.25%, 2/15/98 to 7/15/06;
     value including accrued interest -- $205,988,770.
(14) $153,880,000 U.S. Treasury Bonds, 7.125%, 2/15/23; value -- $156,154,225.
(15) $361,936,000 U.S. Treasury Strips, 5/15/05 to 8/15/10;
     value -- $153,001,660.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of an eagle)
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS:
   Investments in repurchase agreements........................................................................  $2,195,000,000
   Investments in securities...................................................................................   1,364,111,898
      Investments at value (identified cost $3,559,111,898)....................................................   3,559,111,898
   Interest receivable.........................................................................................      21,792,711
   Receivable for Fund shares sold.............................................................................       1,662,207
   Prepaid expenses............................................................................................          43,829
         Total assets..........................................................................................   3,582,610,645
LIABILITIES:
   Payable for investments purchased...........................................................................     199,722,810
   Dividends payable...........................................................................................      11,292,281
   Distribution fee payable....................................................................................       1,403,451
   Accrued expenses............................................................................................       1,266,972
   Accrued advisory fee........................................................................................         905,039
   Payable for Fund shares repurchased.........................................................................         246,346
   Administration fee payable..................................................................................         110,058
         Total liabilities.....................................................................................     214,946,957
NET ASSETS.....................................................................................................  $3,367,663,688
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $3,367,614,048
   Accumulated net realized gain on investment transactions....................................................          49,640
         Net assets............................................................................................  $3,367,663,688
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($2,607,700,900(division sign)2,607,674,461 shares of beneficial interest
      outstanding).............................................................................................  $         1.00

   Class Y Shares ($759,962,788(division sign)759,956,138 shares of beneficial interest outstanding).... ......  $         1.00

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of an eagle)
                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
   Interest....................................................................................                $138,252,376
EXPENSES:
   Advisory fee................................................................................  $ 8,857,503
   Administrative personnel and services fees..................................................    1,255,724
   Distribution fee -- Class A Shares..........................................................    6,381,827
   Registration and filing fees................................................................      762,020
   Custodian fee...............................................................................      600,746
   Reports and notices to shareholders.........................................................      170,245
   Transfer agent fee..........................................................................      149,948
   Professional fees...........................................................................       95,656
   Trustees' fees and expenses.................................................................       56,840
   Insurance...................................................................................       27,186
   Miscellaneous...............................................................................       36,366
                                                                                                  18,394,061
   Less advisory fee waiver....................................................................   (2,109,068)
      Net expenses.............................................................................                  16,284,993
Net investment income..........................................................................                 121,967,383
Net realized gain on investments...............................................................                     161,674
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................                $122,129,057

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of an eagle)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                            EIGHT MONTHS
                                                                                           YEAR ENDED           ENDED
                                                                                           AUGUST 31,        AUGUST 31,
                                                                                              1996              1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................  $   121,967,383   $    43,113,269
   Net realized gain (loss) on investment transactions.................................          161,674            (7,403)
      Net increase in net assets resulting from operations.............................      122,129,057        43,105,866
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   NET INVESTMENT INCOME:
   Class A Shares......................................................................     (101,441,299)      (33,495,553)
   Class Y Shares......................................................................      (20,526,084)       (9,617,716)
      Total distributions to shareholders from net investment income...................     (121,967,383)      (43,113,269)
   IN EXCESS OF NET INVESTMENT INCOME:
   Class A Shares......................................................................               --           (67,232)
   Class Y Shares......................................................................               --           (15,822)
      Total distributions to shareholders in excess of net
         investment income.............................................................               --           (83,054)
         Total distributions to shareholders...........................................     (121,967,383)      (43,196,323)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................    6,442,829,718     2,358,670,175
   Proceeds from shares issued from acquisition
      of FFB U.S. Treasury Fund........................................................    1,070,672,333                --
   Proceeds from shares issued from acquisition
      of FFB U.S. Government Fund......................................................      327,532,054                --
   Proceeds from shares issued from acquisition
      of FFB 100% U.S. Treasury Fund...................................................       28,227,573                --
   Proceeds from reinvestment of distributions.........................................       17,972,077         5,178,570
   Payments for shares redeemed........................................................   (5,974,992,600)   (1,826,468,286)
      Net increase resulting from Fund share transactions..............................    1,912,241,155       537,380,459
      Net increase in net assets.......................................................    1,912,402,829       537,290,002
NET ASSETS:
   Beginning of period.................................................................    1,455,260,859       917,970,857
   End of period.......................................................................  $ 3,367,663,688   $ 1,455,260,859

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
                                 CLASS A SHARES
(Photo of an eagle)
                              FINANCIAL HIGHLIGHTS

                                                                                              EIGHT
                                                                                              MONTHS
                                                                              YEAR ENDED      ENDED
                                                                              AUGUST 31,    AUGUST 31,     YEAR ENDED DECEMBER 31,
                                                                                 1996         1995#        1994      1993      1992
PER SHARE DATA:
Net asset value, beginning of period.......................................      $1.00         $1.00       $1.00     $1.00     $1.00
Net investment income......................................................        .05           .03         .04       .03       .03
Less distributions to shareholders from net investment income..............       (.05)         (.03)       (.04)     (.03)    (.03)
Net asset value, end of period.............................................      $1.00         $1.00       $1.00     $1.00     $1.00
TOTAL RETURN+..............................................................       5.0%          3.6%        3.8%      2.7%      3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)....................................     $2,608        $1,178        $755      $261      $209
Ratios to average net assets:
  Expenses**...............................................................       .69%          .63%++      .50%      .48%      .48%
  Net investment income**..................................................      4.76%         5.30%++     3.91%     2.70%     3.22%

#  The Fund changed its fiscal year end from December 31 to August 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                              EIGHT
                                                                                              MONTHS
                                                                              YEAR ENDED      ENDED
                                                                              AUGUST 31,    AUGUST 31,     YEAR ENDED DECEMBER 31,
                                                                                 1996         1995#        1994      1993      1992
Expenses...................................................................       .77%          .79%++      .78%      .82%      .82%
Net investment income......................................................      4.68%         5.14%++     3.63%     2.36%     2.88%

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
                                 CLASS Y SHARES
(Photo of an eagle)
                              FINANCIAL HIGHLIGHTS

                                                                                              EIGHT
                                                                                              MONTHS
                                                                             YEAR ENDED       ENDED
                                                                             AUGUST 31,     AUGUST 31,     YEAR ENDED DECEMBER 31,
                                                                                1996          1995#        1994      1993      1992
PER SHARE DATA:
Net asset value, beginning of period......................................       $1.00         $1.00       $1.00     $1.00     $1.00
Net investment income.....................................................         .05           .04         .04       .03       .04
Less distributions to shareholders from net investment income.............        (.05)         (.04)       (.04)     (.03)    (.04)
Net asset value, end of period............................................       $1.00         $1.00       $1.00     $1.00     $1.00
TOTAL RETURN+.............................................................        5.3%          3.8%        4.1%      3.0%      3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)...................................        $760          $277        $163      $366      $286
Ratios to average net assets:
  Expenses**..............................................................        .39%          .33%++      .20%      .18%      .17%
  Net investment income**.................................................       5.12%         5.60%++     3.78%     3.00%     3.61%

#  The Fund changed its fiscal year end from December 31 to August 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                              EIGHT
                                                                                              MONTHS
                                                                             YEAR ENDED       ENDED
                                                                             AUGUST 31,     AUGUST 31,     YEAR ENDED DECEMBER 31,
                                                                                1996          1995#        1994      1993      1992
Expenses..................................................................        .47%          .49%++      .48%      .52%      .52%
Net investment income.....................................................       5.04%         5.44%++     3.50%     2.66%     3.26%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen Money Market Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Money Market Funds consist of Evergreen Money Market Fund ("Money Market"), Evergreen Pennsylvania Tax-Free Money Market Fund ("Pennsylvania"), Evergreen Tax Exempt Money Market Fund ("Tax Exempt") and Evergreen Treasury Money Market Fund ("Treasury"), known collectively as the Funds. Money Market is the sole series of Evergreen Money Market Trust, Pennsylvania is a series of Evergreen Tax-Free Trust, Tax Exempt is a series of Evergreen Municipal Trust and Treasury is a series of Evergreen Investment Trust.

     The investment objective of Money Market and Pennsylvania is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The investment objective of Tax Exempt is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. Treasury's investment objective is to maintain stability of principal while earning current income.

NOTE 2 -- ACQUISITION INFORMATION

     Effective January 1, 1996, First Union Corporation, the corporate parent of First Union National Bank of North Carolina ("First Union"), the Funds' current investment advisor, consummated a merger with First Fidelity Bancorporation. Effective on the close of business January 19, 1996, the Funds noted below acquired substantially all of the net assets of the following management investment companies previously advised by a subsidiary of First Fidelity Bancorporation through non-taxable exchanges. The net assets acquired, valued at $1 per share, and class of shares exchanged are as follows:

                                                        CLASS OF SHARES       NET ASSETS
ACQUIRED FUND                        ACQUIRING FUND        EXCHANGED           ACQUIRED
FFB Cash Management Fund             Money Market           Class A         $  592,358,361
FFB Lexicon Cash Management Fund     Money Market           Class Y             95,834,929
FFB Tax-Free Money Market Fund       Tax Exempt             Class A            103,129,021
FFB U.S. Treasury Fund               Treasury               Class A          1,070,672,333
FFB U.S. Government Fund             Treasury               Class A            327,532,054
FFB 100% U.S. Treasury Fund          Treasury               Class A             28,227,573

     The aggregate net assets of Money Market, Tax Exempt and Treasury immediately after the acquisitions were $1,865,328,722, $1,141,961,188 and $3,053,739,559, respectively.

     Also, effective January 19, 1996, the FFB Pennsylvania Tax-Free Money Market Fund was renamed Evergreen Pennsylvania Tax-Free Money Market Fund. Shares of the FFB Pennsylvania Tax-Free Money Market Fund's class previously known as the institutional class and service class were redesignated Pennsylvania's Class Y Shares and Class A Shares, respectively. Pennsylvania subsequently changed its fiscal year end to August 31.

     Effective July 7, 1995, Money Market acquired substantially all of First Union Money Market Portfolio's net assets, valued at $1.00 per share through a non-taxable exchange for 642,283,253 shares of Money Market. The aggregate net assets of Money Market immediately after the acquisition were $884,502,198.

     In addition, effective July 7, 1995, Tax Exempt acquired substantially all of First Union Tax-Free Money Market Portfolio's net assets, valued at $1.00 per share through a non-taxable exchange for 604,175,076 shares of Tax Exempt. The aggregate net assets of Tax Exempt immediately after the acquisition were $952,382,736.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a straight-line amortization of any discount or premium to maturity.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by each Funds' Trustees.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and other net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

     At August 31, 1996, the Funds had capital loss carryforwards in the following amounts:

                                               EXPIRATION
                                   2001      2002      2003       2004
Money Market..................      --        --     $516,766      --
Pennsylvania..................   $  3,800     --        6,039    $   378
Tax Exempt....................    177,088    $266      15,847     64,670

     Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Money Market and Tax Exempt have incurred and will elect to defer $34,087 and $9, respectively, of such capital losses.

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Net investment income (other than class specific expenses) and

                     COMBINED NOTES TO FINANCIAL STATEMENTS
realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENTS -- First Union is entitled to an annual fee of .35 of 1% of Treasury's average daily net assets pursuant to the fund's investment advisory agreement. For the year ended August 31, 1996, First Union voluntarily waived $2,109,068 of its advisory fee.

     For Pennsylvania, First Union is entitled to an annual advisory fee based on the Fund's net assets in accordance with the following schedule:

     ADVISORY FEE            AVERAGE DAILY NET ASSETS
         0.40%            on the first $500 million
         0.36%            on the next $500 million
         0.32%            on the next $500 million
         0.28%            in excess of $1.5 billion

     For the six months ended August 31, 1996, First Union voluntarily waived $59,186 of its advisory fee. First Union can modify or terminate voluntary fee waivers at any time.

     Pursuant to an agreement with Money Market's and Tax Exempt's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on Money Market's and Tax Exempt's average daily net assets in accordance with the following schedule:

     ADVISORY FEE            AVERAGE DAILY NET ASSETS
         0.50%              on the first $1 billion
         0.45%              in excess of $1 billion

     Evergreen Asset has agreed to reimburse Money Market and Tax Exempt to the extent that either Fund's operating expenses (including the investment advisory fee but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceeds 1.00% of its average daily net assets for any fiscal year. For the year ended August 31, 1996, the expenses of Money Market and Tax Exempt did not exceed this limit. For the year ended August 31, 1996, Evergreen Asset voluntarily waived $2,427,423 and $1,243,131 of its advisory fee for Money Market and Tax Exempt, respectively. Evergreen Asset can modify or terminate these voluntary waivers at any time.

     Lieber & Company, an affiliate of First Union is the investment sub-adviser to Money Market and Tax Exempt. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the Funds.

     During the year ended August 31, 1995, Tax Exempt entered into stand-by purchase agreements ("agreements") with First Union with regards to securities issued by Orange County, California. The agreements enabled the securities to be valued at par, which was $300,000 in excess of the securities fair market value on the date of the issuance. The increase in the value is deemed to be a voluntary contribution of capital to offset the loss in value. The agreements were exercised during the year ended August 31, 1995, and accordingly, the securities were sold to First Union at par.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     ADMINISTRATION AGREEMENT -- Evergreen Asset furnishes Money Market and Tax Exempt with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is each of the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Money Market and Tax Exempt, Furman Selz' fee is paid by Evergreen Asset and is not a fund expense. Evergreen Asset is also Pennsylvania's and Treasury's administrator and Furman Selz is the sub-administrator. Evergreen Asset's and Furman Selz' fees for Pennsylvania and Treasury are based on the average daily net assets of all the funds administered by Evergreen Asset for which First Union or Evergreen Asset is also investment adviser. These are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
       0.050%                         on the first $7 billion
       0.035%                         on the next $3 billion
       0.030%                         on the next $5 billion
       0.020%                         on the next $10 billion
       0.015%                         on the next $5 billion
       0.010%                         in excess of $30 billion


SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
       0.0100%                        on the first $7 billion
       0.0075%                        on the next $3 billion
       0.0050%                        on the next $15 billion
       0.0040%                        in excess of $25 billion

     At August 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $15.7 billion.

     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A Shares and Class B Shares (Money Market only) Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (See Note 5). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed .75 of 1% for Class A Shares for Money Market and Tax Exempt and
 .35 of 1% for Class A Shares for Pennsylvania and Treasury. The payments for Class A Shares for Money Market, Tax Exempt and Treasury were voluntarily limited to .30 of 1% and for Pennsylvania were limited to .05 of 1% of average daily net assets. Money Market may incur distribution-related and shareholder servicing expenses, which may not exceed an annual fee of 1% for its Class B Shares.

     In connection with their Plans, the Funds have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz whereby each Fund will compensate EFD for its services at a rate which may not exceed .30 of 1% of its Class A average daily net assets and 1% of its Class B average daily net assets (Money Market only). A portion of Money Market's Class B Plan, up to .25 of 1% of average daily net assets may constitute a shareholder service fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby EFD will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to Money Market's Class B shares.

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     Money Market and Tax Exempt have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Pennsylvania and Treasury have an unlimited number of $.001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class Y, Class A and Class B Shares (Money Market only). Class Y shares are

                     COMBINED NOTES TO FINANCIAL STATEMENTS
available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A and Class B shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans.

     Transactions in shares of beneficial interest (valued at $1.00 per share) were as follows:

                                                                                                     YEAR ENDED AUGUST 31,
MONEY MARKET                                                                                         1996             1995*
CLASS A
Shares sold..................................................................................    3,360,065,151       263,807,185
Shares issued from acquisition of FFB Cash Management Fund...................................      592,362,245                --
Shares issued from acquisition of First Union Money Market Portfolio.........................               --       577,090,623
Shares issued from reinvestment of distributions.............................................       13,630,468         1,073,970
Shares redeemed..............................................................................   (2,895,924,591)     (156,830,783)
Net increase.................................................................................    1,070,133,273       685,140,995
CLASS B
Shares sold..................................................................................       13,107,126         1,222,632
Shares issued from acquisition of First Union Money Market Portfolio.........................               --         8,848,122
Shares issued from reinvestment of distributions.............................................          307,330            41,082
Shares redeemed..............................................................................      (11,123,113)       (2,185,089)
Net increase.................................................................................        2,291,343         7,926,747
CLASS Y
Shares sold..................................................................................    2,902,529,372     1,484,885,160
Shares issued from acquisition of FFB Lexicon Cash Management Fund...........................       95,834,876                --
Shares issued from acquisition of First Union Money Market Portfolio.........................               --        56,344,508
Shares issued from reinvestment of distributions.............................................       14,304,225        13,226,417
Shares redeemed..............................................................................   (2,624,143,977)   (1,544,913,353)
Net increase.................................................................................      388,524,496         9,542,732
Total net increase resulting from Fund share transactions....................................    1,460,949,112       702,610,474

* The Fund share activity for Class A reflects the period from January 4, 1995 (commencement of class operations) through August 31, 1995. The Fund share activity for Class B reflects the period from January 26, 1995 (commencement of class operations) through August 31, 1995.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                                                  SIX MONTHS
                                                                                                    ENDED           YEAR ENDED
                                                                                                  AUGUST 31,       FEBRUARY 29,
PENNSYLVANIA                                                                                         1996             1996*
CLASS A
Shares sold..................................................................................       40,205,338         4,636,845
Shares issued from reinvestment of distributions.............................................           35,417             3,934
Shares redeemed..............................................................................      (22,377,383)         (307,967)
Net increase.................................................................................       17,863,372         4,332,812
CLASS Y
Shares sold..................................................................................       21,254,692       174,995,677
Shares issued from reinvestment of distributions.............................................          586,491         1,762,856
Shares redeemed..............................................................................      (56,919,288)     (136,899,719)
Net increase (decrease)......................................................................      (35,078,105)       39,858,814
Total net increase (decrease) resulting from Fund share transactions.........................      (17,214,733)       44,191,626

* The Fund share activity for Class A reflects the period from August 22, 1995 (commencement of class operations) through February 29, 1996.

                                                                                                     YEAR ENDED AUGUST 31,
TAX-EXEMPT                                                                                           1996             1995*
CLASS A
Shares sold..................................................................................    1,329,098,871       126,822,267
Shares issued from acquisition of FFB Tax-Free Money Market Fund.............................      103,102,728                --
Shares issued from acquisition of First Union Tax-Free Money Market Portfolio................               --       529,834,393
Shares issued from reinvestment of distributions.............................................        3,435,421           499,871
Shares redeemed..............................................................................   (1,330,067,450)     (102,091,382)
Net increase.................................................................................      105,569,570       555,065,149
CLASS Y
Shares sold..................................................................................    1,243,309,865       396,597,152
Shares issued from acquisition of First Union Tax-Free Money Market Portfolio................               --        74,340,683
Shares issued from reinvestment of distributions.............................................       12,767,571        12,777,605
Shares redeemed..............................................................................   (1,060,731,679)     (464,546,791)
Net increase.................................................................................      195,345,757        19,168,649
Total net increase resulting from Fund share transactions....................................      300,915,327       574,233,798

* The Fund share activity for Class A reflects the period from January 5, 1995 (commencement of class operations) through August 31, 1995.

                     COMBINED NOTES TO FINANCIAL STATEMENTS

                                                                                                                   EIGHT MONTHS
                                                                                                  YEAR ENDED          ENDED
                                                                                                  AUGUST 31,        AUGUST 31,
TREASURY                                                                                             1996              1995
CLASS A
Shares sold..................................................................................    4,828,856,886     1,854,109,537
Shares issued from acquisition of FFB U.S. Treasury Fund.....................................    1,070,688,429                --
Shares issued from acquisition of FFB U.S. Government Fund...................................      327,554,031                --
Shares issued from acquisition of FFB 100% U.S. Treasury Fund................................       28,227,628                --
Shares issued from reinvestment of distributions.............................................       16,836,594         5,178,018
Shares redeemed..............................................................................   (4,842,442,130)   (1,436,384,809)
Net increase.................................................................................    1,429,721,438       422,902,746
CLASS Y
Shares sold..................................................................................    1,613,972,832       504,560,638
Shares issued from reinvestment of distributions.............................................        1,135,483               552
Shares redeemed..............................................................................   (1,132,550,470)     (390,083,477)
Net increase.................................................................................      482,557,845       114,477,713
Total net increase resulting from Fund share transactions....................................    1,912,279,283       537,380,459

NOTE 6 -- CONCENTRATION OF CREDIT RISK

     Each Fund maintains a diversified portfolio of money market instruments which are deemed, under Rule 2a-7 of the Act, to have a maturity of 397 days or less and whose ratings are determined to be of eligible quality under Securities and Exchange Commission rules. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in a specific industry, state, region or country. Certain instruments may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

NOTE 7 -- LINE OF CREDIT

     Effective July 3, 1996, a financing agreement was put in place with all the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured, uncommitted line of credit facility, in the aggregate amount of $50 million, to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. During the year ended August 31, 1996, the Funds had no borrowings outstanding under this agreement.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN MONEY MARKET FUND AND
  EVERGREEN TAX EXEMPT MONEY MARKET FUND

     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Money Market Fund and Evergreen Tax Exempt Money Market Fund (one of the Evergreen Municipal Trust Portfolios), (the "Funds"), at August 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
October 18, 1996

                          INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN PENNSYLVANIA TAX-FREE MONEY MARKET FUND AND
  EVERGREEN TREASURY MONEY MARKET FUND

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, for Evergreen Pennsylvania Tax-Free Money Market Fund and Evergreen Treasury Money Market Fund as of August 31, 1996, and the related statements of operations, changes in net assets and the financial highlights for each of the periods listed below:

          Evergreen Pennsylvania Tax-Free Money Market Fund -- statement of operations for the six-month period ended August 31, 1996, statements of changes in net assets for the six-month period ended August 31, 1996 and the year ended February 29, 1996 and the financial highlights for each of the years or periods from March 1, 1993 through August 31, 1996.

          Evergreen Treasury Money Market Fund -- statement of operations for the year ended August 31, 1996, statements of changes in net assets for the year ended August 31, 1996 and the eight month period ended August 31, 1995 and the financial highlights for each of the years or periods from January 1, 1992 through August 31, 1996.

     These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Evergreen Pennsylvania Tax-Free Money Market Fund for the year ended February 28, 1993 were audited by other auditors whose reports expressed unqualified opinions on those financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Pennsylvania Tax-Free Money Market Fund and Evergreen Treasury Money Market Fund as of August 31, 1996, and the results of their operations, changes in their net assets and their financial highlights for each of the periods listed in the third preceding paragraph, in conformity with generally accepted accounting principles.

                                      KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
October 16, 1996

                FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
        100% of the dividends distributed by Pennsylvania Tax-Free Money Market Fund and Tax Exempt Money Market Fund for the period ended August 31, 1996 are exempt from federal income tax, other than alternative minimum tax.

                  (This Page Left Blank Intentionally)

                  (This Page Left Blank Intentionally)

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              Joan V. Fiore
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Donald E. Brostrom
                              Assistant Treasurer

                              Stephen W. St. Clair
                              Assistant Treasurer

     * Not a Trustee for Evergreen Treasury Money Market Fund.
     + Trustee Emeritus



This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                               NOT        May lose value
                              FDIC        No bank guarantee
                           INSURED

                            Evergreen Funds Distributor, Inc.

      Evergreen(SM) is a Service Mark of Evergreen Asset Management Corp.
                 Copyright 1996, Evergree Asset Management Corp.

44944                                                                   539583
                                                                         10/96

                                 EVERGREEN
                            MONEY MARKET FUNDS


                               (Photo of currency)
                                (Photo of coins)
                               (Photo of building)
                                (Photo of eagle)

                                SEMIANNUAL
                                  REPORT

                             FEBRUARY 28, 1997

                             Evergreen Keystone
                          [logo]  FUNDS(sm)  [logo]

                          EVERGREEN MONEY MARKET FUNDS

                               TABLE OF CONTENTS

(Photo of currency)                               Economic Overview.........................................................     1
                                    MONEY MARKET  A Report From Your Portfolio Manager......................................     2
                                            FUND  Statement of Investments..................................................     3
                                                  Statement of Assets and Liabilities.......................................     8
                                                  Statement of Operations...................................................     9
                                                  Statement of Changes in Net Assets........................................    10
                                                  Financial Highlights......................................................    11

(Photo of building)                 PENNSYLVANIA  A Report From Your Portfolio Manager......................................   13
                                  TAX-FREE MONEY  Statement of Investments..................................................   14
                                     MARKET FUND  Statement of Assets and Liabilities.......................................   18
                                                  Statement of Operations...................................................   19
                                                  Statement of Changes in Net Assets........................................   20
                                                  Financial Highlights......................................................   21

(Photo of coins)                      TAX EXEMPT  A Report From Your Portfolio Manager......................................   22
                               MONEY MARKET FUND  Statement of Investments..................................................   23
                                                  Statement of Assets and Liabilities.......................................   34
                                                  Statement of Operations...................................................   35
                                                  Statement of Changes in Net Assets........................................   36
                                                  Financial Highlights......................................................   37

(Photo of eagle)                        TREASURY  A Report From Your Portfolio Manager......................................   38
                               MONEY MARKET FUND  Statement of Investments..................................................   39
                                                  Statement of Assets and Liabilities.......................................   41
                                                  Statement of Operations...................................................   42
                                                  Statement of Changes in Net Assets........................................   43
                                                  Financial Highlights......................................................   44

                                                  Combined Notes to Financial Statements....................................   46
                                                  Trustees and Officers......................................   Inside Back Cover

                          EVERGREEN MONEY MARKET FUNDS

ECONOMIC OVERVIEW

BY STEPHEN A. LIEBER, CHAIRMAN
EVERGREEN ASSET MANAGEMENT CORP.

   The strong momentum of the United States economy
at the end of 1996 was well sustained through the          [photo]
first quarter of 1997. Industrial production rose in each month of the first quarter, 0.10% in January, 0.60% in February, and 0.90% in March. Industrial capacity utilization reflected the dynamic economy, rising to 84.1%, the highest level since March 1995.
Despite the sustained growth in the U.S. economy, the rate of inflation continues to be moderate. The Consumer
Price Index increase was 1.8% on an annual rate basis during the first quarter, well below the moderate 3.3% rise during 1996. These recent economic figures combine to offset the fearful expectations of many economists and participants in the fixed income markets that the economy might not be capable of significant overall growth without inciting inflation. Most observers, however, are very reluctant to assume that the major driving force of inflation, rising wages, is unlikely to appear. They point to record low inventory-to-sales ratios, low level of inventories on the retailing and wholesaling level, and the rising operating rate of industrial production. While arguing over whether the recent 6% growth in consumer spending is sustainable, and whether consumer credit card debt is over-extended, there are few who would project any near-term significant decline in overall domestic demand.
   The many aspects of domestic economic growth have led to an intense watch on the trends of wage levels. The rise in average hours worked, some gradual creep in compensation, and the sustained jobless level at just over 5%, have led many key observers to conclude that any further acceleration in the economy's momentum will lead to some breakout in wage compensation, especially in areas of labor shortage. The Federal Reserve has clearly concluded that this risk justifies the slowing effort of the recent 0.25% increase in the discount rate. The majority of observers expect that the economic figures published through April will probably lead to another 0.25% rise in May. There is widespread discussion about whether there will be more increases of 0.25%, or even a rise of 0.50% over the next few months. In initiating the recent discount rate increase, Federal Reserve Chairman, Alan Greenspan, described the move as "pre-emptive". Consequently, most observers conclude that the Federal Reserve policy is going to be one of pre-emptive moves when inflationary signs appear in the economy. Higher short-term interest rates will be the Fed's first line of defense. The real return in long-term fixed income investments today is in the area of 5%. This is strikingly higher than the "normal" real return of 3% to 4%, and well above the 3.6% yield of the new ten-year U.S. Treasury Inflation Indexed Bonds, which are an appropriate proxy for the real return. This extremely high rate of real return suggests either that the long-term interest rate structure in the United States is forecasting a much higher rate of inflation than presently seen, or is at a level which discounts expectations of a higher rate of inflation. Many bond market observers believe that the discounting has been done and, therefore, has provided the better than 7% yields now available in long-term United States Treasuries.
   The fixed income markets currently provide a combination of short-term uncertainty, and increased long-term confidence. Over the short-term, the data on economic strength and trends are being read with anxiety as indicators of whether or not interest rates will rise. Over the longer term, the demonstrated readiness of the Federal Reserve Open Market Committee to act "pre-emptively" to ensure the longer term control of inflation, and to maintain stability in the economy, is highly encouraging for fixed income investment.

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)

A REPORT FROM YOUR
PORTFOLIO MANAGER
ETHEL SUTTON

   We are happy to present you with the Semiannual Report for
Evergreen Money Market Fund. In a pre-emptive strike against inflation, the Federal Reserve Board raised the overnight
Federal Funds rate to 5 1/2% from 5 1/4% at its Open Market
Committee meeting on March 25, 1997, finally deciding to act on a policy bias that had been in effect since July.
   Although the economy turned in a strong performance in the       [Photo]
fourth quarter of last year and appears to be equally as strong so far this year, inflation has been remarkably subdued, owing to the strong U.S. dollar. The latest Producer Price Index actually showed a decline from the previous period. The sustained job growth of the past several months, however, has not produced lower unemployment rates, leading to a belief that a growing economy could manage to accommodate tighter labor markets without driving up unemployment costs and overheating the economy. In his most recent Congressional testimony, Federal Reserve Chairman, Alan Greenspan, emphasized that, historically, most policy mistakes occurred because rate hikes were started too late, putting the Fed "behind the curve" in coping with inflation and necessitating a more drastic response than the gentle one-quarter point nudge of March 25. Many economists think that this is the first of a series of one-quarter point increases that will lead to a Federal Funds rate of 6% by year-end.
   Our approach since the beginning of 1997 has been to "barbell" the portfolio, moving out on the yield curve to longer maturities when nervousness over strong economic data causes rates to steepen. Our average maturities are, consequently, longer than they would be if we had adopted a strictly "laddered" approach. On February 28, for instance, the Fund's weighted average maturity was 79 days, as compared with a 61-day average for the 275 first tier money market funds as tracked by IBC's Money Fund Report* during that time.
   As we search for attractive value, we not only monitor the latest economic data, we constantly review credit quality in our quest to match stability of principal with competitive yield.

* MONTHLY AVERAGES AS REPORTED IN THE MONTHLY IBC'S MONEY FUND REPORT. IBC IS AN INDEPENDENT MONEY MARKET MUTUAL FUND PERFORMANCE MONITOR.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                            STATEMENT OF INVESTMENTS
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 BANKERS' ACCEPTANCES* -- 0.2%
            (COST $4,987,689)
 $ 5,000    Suntrust Bank, Inc.,
            5.54%, 3/17/97..................... $    4,987,689
 BANKERS' ACCEPTANCES
  -- YANKEE & EURO DOLLAR* -- 1.0%
  18,000    Bank of Tokyo-Mitsubishi,
            5.43%, 5/21/97.....................     17,780,085
   5,000    Dai-Ichi Kangyo Bank Ltd.,
            5.45%, 5/2/97......................      4,953,070
   5,000    Sanwa Bank Ltd.,
            5.45%, 6/5/97......................      4,927,333
              TOTAL BANKERS' ACCEPTANCES --
                 YANKEE & EURO DOLLAR
                 (COST $27,660,488)............     27,660,488
 CERTIFICATES OF DEPOSIT -- 10.1%
  25,000    Bank Brussels Lambert,
            5.85%, 1/9/98......................     25,000,000
  25,000    Banque National de Paris,
            5.86%, 1/23/98.....................     25,000,000
  25,000    Bayerische Vereinsbank AG,
            5.76%, 12/19/97....................     25,000,000
            Canadian Imperial Bank of Commerce:
  25,000    5.70%, 1/2/98......................     25,000,000
  25,000    5.75%, 12/23/97....................     25,000,000
  25,000    5.85%, 2/27/98.....................     25,000,000
  25,000    National Bank of Canada,
            5.50%, 11/14/97....................     25,000,000
            Societe Generale:
  25,000    5.70%, 12/16/97....................     25,000,000
  25,000    5.70%, 1/2/98......................     25,000,000
  25,000    5.80%, 1/9/98......................     25,000,000
  25,000    Societe Generale (New York),
            5.66%, 2/23/98.....................     25,000,000
              TOTAL CERTIFICATES OF DEPOSIT
                 (COST $275,000,000)...........    275,000,000
 COMMERCIAL PAPER* -- 86.6%
            BANK HOLDING COMPANIES -- 24.0%
  15,000    Banca CRT Financial Corp.,
            5.45%, 7/15/97.....................     14,691,167
  25,000    BankAmerica Corp.,
            5.40%, 8/13/97.....................     24,381,250
            Bankers Trust New York Corp.:
  25,000    5.48%, 10/20/97....................     24,113,306
  25,000    5.51%, 10/10/97....................     24,146,715

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

           BANK HOLDING COMPANIES -- CONTINUED
            BHF Finance (De), Inc.:
 $20,565    5.30%, 4/11/97..................... $   20,440,867
  30,000    5.35%, 4/16/97.....................     29,794,917
            Chiao Tung Bank:
  20,000    5.37%, 4/22/97.....................     19,844,867
  20,000    5.40%, 4/3/97......................     19,901,000
  10,000    5.44%, 7/23/97.....................      9,782,400
  50,000    Compagnie Bancaire USA
            Finance Corp.,
            5.42%, 7/21/97.....................     48,931,055
  10,000    Deutsche Bank Financial Inc.,
            5.46%, 5/1/97......................      9,907,483
            HSBC Americas, Inc.:
  20,000    5.31%, 4/21/97.....................     19,849,550
  50,000    5.38%, 3/14/97.....................     49,902,861
  33,485    Indosuez N.A., Inc.,
            5.40%, 4/9/97......................     33,289,113
            Industrial Bank Korea:
   5,000    5.35%, 3/7/97......................      4,995,542
  25,000    5.37%, 4/24/97.....................     24,798,625
  15,000    5.38%, 8/11/97.....................     14,634,608
  10,000    5.40%, 4/18/97.....................      9,928,000
   2,858    5.41%, 4/14/97.....................      2,839,102
            Korea Development Bank:
  20,600    5.31%, 5/13/97.....................     20,378,189
  46,500    5.45%, 3/17/97.....................     46,387,367
  10,000    Nordbanken N.A., Inc.,
            5.40%, 6/23/97.....................      9,829,000
   6,700    Societe Generale (Canada),
            5.30%, 5/5/97......................      6,635,885
            Sumitomo Bank Capital
            Markets, Inc.:
  39,000    5.42%, 3/10/97.....................     38,947,155
  25,000    5.45%, 3/4/97......................     24,988,646
  20,000    5.48%, 6/10/97.....................     19,692,511
            Unifunding, Inc.:
  11,800    5.31%, 5/12/97.....................     11,674,684
  10,300    5.33%, 4/21/97.....................     10,222,227
  50,000    5.39%, 7/2/97......................     49,079,208
  10,000    5.42%, 5/14/97.....................      9,888,589
                                                   653,895,889
            CHEMICALS -- 2.5%
   2,500    Burmah Castrol Finance PLC,
            5.50%, 3/18/97.....................      2,493,507
   7,300    Great Lakes Chemical Corp.,
            5.34%, 3/21/97.....................      7,278,343

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


COMMERCIAL PAPER* -- CONTINUED

           CHEMICALS -- CONTINUED

            Hercules, Inc.:
 $15,500    5.30%, 3/24/97..................... $   15,447,515
  13,920    5.35%, 3/19/97.....................     13,882,764
   4,200    Sherwin Williams Co.,
            5.37%, 4/8/97......................      4,176,193
            WMX Technologies, Inc.:
  14,613    5.37%, 3/25/97.....................     14,560,686
  10,000    5.77%, 3/25/97.....................      9,961,533
                                                    67,800,541
            DIVERSIFIED -- 8.8%
            Daewoo International
            (America) Corp.,
            (LOC: Korean Development Bank):
  10,000    5.35%, 5/27/97.....................      9,870,708
  20,000    5.41%, 5/7/97......................     19,798,628
  15,000    Green Tree Financial Corp.,
            5.42%, 3/10/97.....................     14,979,675
            Mitsubishi International Corp.:
  20,000    5.34%, 4/1/97......................     19,908,033
  10,000    5.35%, 3/12/97.....................      9,983,653
            Mitsui & Co. (USA), Inc.:
  15,000    5.30%, 3/7/97......................     14,986,750
   4,680    5.30%, 3/19/97.....................      4,667,598
  19,760    5.55%, 3/17/97.....................     19,711,259
  28,725    5.55%, 3/18/97.....................     28,649,716
            Progress Funding Corp.,
            (LOC: Fuji Bank Ltd.):
  17,500    5.45%, 3/7/97......................     17,484,104
  10,000    5.47%, 4/11/97.....................      9,937,703
   4,920    Rubbermaid, Inc.,
            5.44%, 4/3/97......................      4,895,466
            Sumitomo Corp. of America:
  16,000    5.32%, 3/11/97.....................     15,976,356
  11,100    5.32%, 3/18/97.....................     11,072,114
  16,000    5.36%, 3/24/97.....................     15,945,209
  19,300    5.37%, 3/27/97.....................     19,225,148
                                                   237,092,120
            ELECTRICAL POWER -- 0.6%
  16,608    Fpl Fuels, Inc.,
            (LOC: Sumitomo Bank),
            5.35%, 3/20/97.....................     16,561,106
            ELECTRONICS -- 4.0%
   5,000    Avnet, Inc.,
            5.33%, 3/18/97.....................      4,987,415
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

           ELECTRONICS -- CONTINUED
            Hitachi Credit America Corp.:
 $ 8,500    5.50%, 3/25/97..................... $    8,468,833
   9,000    5.50%, 3/27/97.....................      8,964,250
  15,500    5.55%, 3/27/97.....................     15,437,871
  10,000    5.55%, 3/31/97.....................      9,953,750
            Orix America, Inc.,
            (LOC: Sanwa Bank Ltd.):
  25,000    5.43%, 3/17/97.....................     24,939,666
  11,500    5.46%, 6/30/97.....................     11,288,956
  13,700    Sharp Electronics Corp.,
            5.32%, 3/14/97.....................     13,673,681
  10,000    Toshiba America, Inc.,
            5.35%, 4/1/97......................      9,953,931
                                                   107,668,353
            FINANCE -- 22.2%
  12,423    Apex Funding Corp.,
            (LOC: Bank of
            Tokyo-Mitsubishi Ltd.),
            5.57%, 3/31/97.....................     12,365,337
            Aristar, Inc.:
   8,700    5.32%, 4/3/97......................      8,657,573
   5,500    5.35%, 3/10/97.....................      5,492,644
  19,279    Astro Capital Corp.,
            5.40%, 3/31/97.....................     19,192,244
  30,000    Atlas Funding Corp.,
            (LOC: Dai-Ichi Kangyo Bank Ltd.),
            5.41%, 3/31/97.....................     29,864,750
   6,001    Barton Capital Corp.,
            5.32%, 4/17/97.....................      5,959,320
            Dynamic Funding Corp.,
            (LOC: Fuji Bank Ltd.):
   5,000    5.42%, 3/5/97......................      4,996,989
  56,311    5.42%, 4/2/97......................     56,039,706
  20,000    5.46%, 4/11/97.....................     19,875,633
  17,200    5.60%, 3/12/97.....................     17,170,569
   5,740    Enterprise Funding Corp.,
            (LOC: NationsBank),
            5.40%, 3/5/97......................      5,736,556
  15,159    Gotham Funding Corp.,
            (LOC: Bank of
            Tokyo-Mitsubishi Ltd.),
            5.42%, 4/16/97.....................     15,054,015
  20,600    Island Finance Puerto Rico, Inc.,
            (LOC: Norwest Corp.),
            5.43%, 3/14/97.....................     20,559,607

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


COMMERCIAL PAPER* -- CONTINUED

           FINANCE -- CONTINUED

            Jet Funding Corp.:
 $18,968    5.43%, 3/31/97..................... $   18,882,170
   8,317    5.47%, 4/30/97.....................      8,241,177
  18,600    5.48%, 6/2/97......................     18,336,686
  12,435    5.50%, 3/31/97.....................     12,378,006
  25,000    Lehman Brothers Holdings, Inc.,
            5.53%, 3/26/97.....................     24,903,993
  31,620    Market Street Funding Corp.,
            5.30%, 3/27/97.....................     31,498,966
   9,000    Oak Funding Corp.,
            (LOC: Sumitomo Bank),
            5.60%, 3/19/97.....................      8,974,800
            Premium Funding, Inc.,
            (LOC: Citibank):
  13,067    5.30%, 4/3/97......................     13,003,516
  12,000    5.30%, 4/18/97.....................     11,915,200
  21,900    Rembrandt International Co., Inc.,
            5.35%, 3/14/97.....................     21,857,690
  52,075    Sigma Finance Corp.,
            (LOC: Deutsche Bank),
            5.35%, 3/27/97.....................     51,873,788
   7,000    Stanford University,
            5.38%, 7/23/97.....................      6,849,360
  11,054    Strait Capital Corp.,
            (LOC: Sumitomo Bank),
            5.42%, 3/31/97.....................     11,004,073
  31,590    Tri-Lateral Capital (USA), Inc.,
            (LOC: Industrial Bank of Japan
            Ltd.),
            5.40%, 4/1/97......................     31,443,106
            Twin Towers, Inc.,
            (LOC: Deutsche Bank):
  34,000    5.30%, 4/24/97.....................     33,729,700
  14,716    5.30%, 7/31/97.....................     14,386,689
            Wood Street Funding Corp.,
            (LOC: PNC Bank):
   7,886    5.32%, 4/7/97......................      7,842,881
  25,000    5.37%, 3/21/97.....................     24,925,417
  25,000    Working Capital Management Corp.
            II, (LOC: Industrial Bank of Japan
            Ltd.),
            5.45%, 4/4/97......................     24,871,319
   6,300    Yale University,
            5.35%, 4/21/97.....................      6,252,251
                                                   604,135,731
PRINCIPAL
 AMOUNT
  (000)                                             VALUE

            FOOD & BEVERAGE -- 0.3%
 $10,000    Cargill Financial Services Corp.,
            5.40%, 10/10/97.................... $    9,665,500
            INSURANCE -- 2.6%
   9,988    Allianz of America Finance Corp.,
            5.39%, 4/10/97.....................      9,928,183
  16,320    Equitable Life Assurance Society of
            the U.S.,
            5.32%, 3/10/97.....................     16,298,295
            Equitable of Iowa:
   5,000    5.34%, 4/2/97......................      4,976,267
   5,000    5.35%, 3/21/97.....................      4,985,139
  13,100    5.35%, 4/8/97......................     13,026,021
  12,500    John Hancock Capital Corp.,
            5.32%, 3/31/97.....................     12,444,583
  10,000    Swiss RR Financial Prods. Corp.,
            5.25%, 4/15/97.....................      9,934,375
                                                    71,592,863
            LEASING -- 0.6%
            JLUS Funding Corp.,
            (LOC: Norinchukin Bank):
   7,000    5.42%, 3/5/97......................      6,995,784
   8,252    5.45%, 4/28/97.....................      8,179,543
                                                    15,175,327
            MACHINERY, EQUIPMENT &
            AUTOS -- 7.4%
  10,200    BTR Dunlop Finance, Inc.,
            5.35%, 4/7/97......................     10,143,914
            General Motors Acceptance Corp.:
  20,000    5.31%, 8/22/97.....................     19,486,700
  25,000    5.32%, 8/18/97.....................     24,371,944
  20,000    5.50%, 4/1/97......................     19,905,278
  25,000    5.50%, 5/16/97.....................     24,709,722
  15,000    Hyundai Motor Finance Co.,
            (LOC: Bank of America),
            5.30%, 4/25/97.....................     14,878,542
            Mitsubishi Motors Credit of
            America, Inc., (LOC: The Bank of
            Tokyo-Mitsubishi Ltd.):
  21,000    5.36%, 4/25/97.....................     20,828,033
  10,000    5.40%, 4/10/97.....................      9,940,000
  20,000    5.45%, 4/17/97.....................     19,857,695
            (LOC: Norinchukin Bank),
  25,000    5.45%, 4/29/97.....................     24,776,701

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

COMMERCIAL PAPER* -- CONTINUED

           MACHINERY, EQUIPMENT &
           AUTOS -- CONTINUED

            Ryobi Finance Corp.,
            (LOC: Sumitomo Bank):
 $ 7,000    5.42%, 3/6/97...................... $    6,994,730
   5,730    5.42%, 3/18/97.....................      5,715,334
                                                   201,608,593
            PHARMACEUTICALS & HEALTH
            CARE -- 3.9%
            AC Acquisition Holding CO.:
   4,100    5.32%, 3/4/97......................      4,098,182
  20,000    5.32%, 3/27/97.....................     19,923,156
            Holy Cross Health System Corp.:
  58,200    5.34%, 4/7/97......................     57,880,579
   6,500    5.35%, 4/10/97.....................      6,461,361
   8,743    Massachusetts College of Pharmacy
            and Allied Health Services,
            5.40%, 4/1/97......................      8,702,345
  10,000    Metrocrest Hospital Authority,
            (LOC: Bank of New York),
            5.41%, 3/3/97......................      9,996,997
                                                   107,062,620
            REAL ESTATE -- 4.5%
            Copley Financing Corp.,
            (Aetna Surety Bond):
   3,500    5.28%, 4/3/97......................      3,483,060
   6,656    5.30%, 3/21/97.....................      6,636,402
  21,000    Mec Finance USA, Inc.,
            5.38%, 3/5/97......................     20,987,447
            PHH Corp.:
  20,300    5.28%, 3/18/97.....................     20,249,385
  41,535    5.30%, 3/19/97.....................     41,424,932
  28,500    5.32%, 3/6/97......................     28,478,942
                                                   121,260,168
            RETAIL -- 0.3%
   8,100    Southland Corp.,
            5.30%, 4/14/97.....................      8,047,530
            TELECOMMUNICATIONS -- 0.3%
   7,820    Frontier Corp.,
            5.34%, 4/18/97.....................      7,764,322
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            TEXTILES & APPAREL -- 3.0%
 $20,000    B.I. Funding, Inc.,
            5.30%, 4/30/97..................... $   19,823,334
            Calcot Ltd.:
   4,000    5.38%, 4/18/97.....................      3,971,307
   5,000    5.40%, 3/5/97......................      4,997,000
   5,000    5.40%, 3/7/97......................      4,995,500
   5,000    5.40%, 3/11/97.....................      4,992,500
   8,000    5.40%, 3/21/97.....................      7,976,000
   8,000    5.40%, 3/27/97.....................      7,968,800
   5,000    5.40%, 4/9/97......................      4,970,750
   5,000    5.40%, 4/17/97.....................      4,964,750
   5,000    5.40%, 5/6/97......................      4,950,500
   4,000    5.42%, 5/9/97......................      3,958,447
   8,000    5.42%, 5/13/97.....................      7,912,075
                                                    81,480,963
            TRANSPORTATION -- 1.6%
   9,000    Harper Group, Inc. (The),
            5.37%, 3/10/97.....................      8,987,917
            Norfolk Southern Corp.:
   6,850    5.27%, 4/24/97.....................      6,795,851
  18,600    5.32%, 4/24/97.....................     18,451,572
  10,000    Yamaha Motor Finance Corp. USA,
            (LOC: Dai-Ichi Kangyo Bank Ltd.),
            5.38%, 3/6/97......................      9,992,528
                                                    44,227,868
              TOTAL COMMERCIAL PAPER
                 (COST $2,355,039,494).........  2,355,039,494
 CORPORATE NOTES -- 2.0%
   4,000    Federal Home Loan Bank,
            5.35%, 3/14/97.....................      4,000,000
  25,000    Federal National Mortgage
            Association,
            5.245%, 4/11/97, (VR)..............     24,998,783
  25,000    Student Loan Marketing Association,
            5.76%, 1/14/98.....................     25,000,000
              TOTAL CORPORATE NOTES
                 (COST $53,998,783)............     53,998,783

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 TAXABLE MUNICIPALS -- 0.2%
            (COST $6,000,000)
 $ 6,000    Brittany Acres,
            5.875%, 4/1/97..................... $    6,000,000
 SHARES
  (000)
 MUTUAL FUND SHARES -- 0.0%
            (COST $53,419)
      53    Federated Prime Value Obligation
            Fund...............................         53,419

              TOTAL INVESTMENTS --
                 (COST $2,722,739,873)  100.1%   2,722,739,873
              NET OTHER ASSETS AND
                 LIABILITIES --........  (0.1)      (1,720,515)
              NET ASSETS --............ 100.0%  $2,721,019,358

Summary of Abbreviations:

LOC -- Letter of Credit

VR -- Variable-rate issue. Rate shown is the rate in effect at February 28, 1997.

* -- These securities held by the Fund at February 28, 1997 are traded on a discount basis; the interest rate shown is the discount rate to be earned at the time of purchase by the Fund.

                See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)

                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (cost $2,722,739,873)..................................................................  $2,722,739,873
   Cash........................................................................................................          99,255
   Receivable for Fund shares sold.............................................................................       5,181,649
   Interest receivable.........................................................................................       2,493,496
   Prepaid expenses and other assets...........................................................................         126,825
         Total assets..........................................................................................   2,730,641,098
LIABILITIES:
   Dividends payable...........................................................................................       6,410,848
   Payable for Fund shares redeemed............................................................................       1,058,365
   Distribution fee payable....................................................................................         935,913
   Accrued advisory fee........................................................................................         767,763
   Accrued expenses............................................................................................         448,851
         Total liabilities.....................................................................................       9,621,740
NET ASSETS.....................................................................................................  $2,721,019,358
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $2,721,622,178
   Accumulated net realized loss on investment transactions....................................................        (602,820)
         Net assets............................................................................................  $2,721,019,358
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($1,916,360,422)(1,916,403,945 shares of beneficial interest outstanding).....................  $         1.00
   Class B Shares ($11,333,510)(11,333,722 shares of beneficial interest outstanding)...........................  $         1.00
   Class Y Shares ($793,325,426)(793,880,420 shares of beneficial interest outstanding).........................  $         1.00

See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)


INVESTMENT INCOME:
   Interest......................................................................................                $71,580,270
EXPENSES:
   Advisory fee..................................................................................  $ 6,061,353
   Distribution fee -- Class A Shares............................................................    2,698,374
   Distribution fee -- Class B Shares............................................................       39,539
   Shareholder services fee -- Class B Shares....................................................       13,180
   Transfer agent fee............................................................................      294,153
   Custodian fee.................................................................................      261,156
   Registration and filing fees..................................................................      117,104
   Reports and notices to shareholders...........................................................      110,915
   Professional fees.............................................................................       20,465
   Trustees' fees and expenses...................................................................       16,820
   Insurance.....................................................................................       11,362
   Other.........................................................................................        8,149
                                                                                                     9,652,570
   Less advisory fee waiver......................................................................   (1,255,415)
         Net expenses............................................................................                  8,397,155
Net investment income............................................................................                 63,183,115
Net realized loss on investments.................................................................                    (51,967)
NET INCREASE IN ASSETS RESULTING FROM OPERATIONS.................................................                $63,131,148

See accompanying notes to financial statements.

                          EVERGREEN MONEY MARKET FUND
(Photo of currency)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                                                           FEBRUARY 28,      YEAR ENDED
                                                                                               1997          AUGUST 31,
                                                                                           (UNAUDITED)          1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................................................  $   63,183,115   $    85,949,891
   Net realized loss on investment transactions.........................................         (51,967)          (26,141)
      Net increase in net assets resulting from operations..............................      63,131,148        85,923,750
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.......................................................................     (43,236,799)      (63,327,347)
   Class B Shares.......................................................................        (215,992)         (382,116)
   Class Y Shares.......................................................................     (19,730,324)      (22,240,428)
      Total distributions to shareholders from net investment income....................     (63,183,115)      (85,949,891)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold............................................................   4,338,016,279     6,275,701,649
   Proceeds from shares issued from acquisition of FFB Cash Management Fund.............              --       592,358,361
   Proceeds from shares issued from acquisition of FFB Lexicon Cash Management Fund.....              --        95,834,929
   Proceeds from reinvestment of distributions..........................................      19,150,157        28,242,023
   Payments for shares redeemed.........................................................  (4,072,764,478)   (5,531,191,681)
      Net increase resulting from Fund share transactions...............................     284,401,958     1,460,945,281
      Net increase in net assets........................................................     284,349,991     1,460,919,140
NET ASSETS:
   Beginning of period..................................................................   2,436,669,367       975,750,227
   End of period........................................................................  $2,721,019,358   $ 2,436,669,367

See accompanying notes to financial statements.

              EVERGREEN MONEY MARKET FUND -- CLASS A AND B SHARES
(Photo of currency)
                              FINANCIAL HIGHLIGHTS

                                                                    CLASS A SHARES                       CLASS B SHARES
                                                        SIX MONTHS                   JANUARY 4,     SIX MONTHS
                                                          ENDED                        1995*          ENDED
                                                       FEBRUARY 28,    YEAR ENDED     THROUGH      FEBRUARY 28,    YEAR ENDED
                                                           1997        AUGUST 31,    AUGUST 31,        1997        AUGUST 31,
                                                       (UNAUDITED)        1996          1995       (UNAUDITED)        1996
PER SHARE DATA:
Net asset value, beginning of period................          $1.00         $1.00         $1.00         $1.00          $1.00
Net investment income...............................           0.02          0.05          0.03          0.02           0.04
Less distributions to shareholders from net
  investment income.................................          (0.02)        (0.05)        (0.03)        (0.02)         (0.04)
Net asset value, end of period......................          $1.00         $1.00         $1.00         $1.00          $1.00
TOTAL RETURN+.......................................           2.4%          5.0%          3.5%          2.1%           4.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                $1,916,360    $1,755,267      $685,155       $11,334        $10,218
Ratios to average net assets:
  Expenses**........................................          0.74%++       0.75%         0.81%++       1.44%++        1.45%
  Net investment income**...........................          4.81%++       4.86%         5.26%++       4.10%++        4.18%


                                                      JANUARY 26,
                                                         1995*
                                                        THROUGH
                                                      AUGUST 31,
                                                         1995
PER SHARE DATA:
Net asset value, beginning of period................      $1.00
Net investment income...............................       0.03
Less distributions to shareholders from net
  investment income.................................      (0.03)
Net asset value, end of period......................      $1.00
TOTAL RETURN+.......................................       2.8%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)                $7,927
Ratios to average net assets:
  Expenses**........................................      1.51%++
  Net investment income**...........................      4.54%++

+ Total return is calculated on net asset value for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.

++ Annualized.

*  Commencement of class operations.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                      CLASS A SHARES                       CLASS B SHARES
                                                          SIX MONTHS                   JANUARY 4,     SIX MONTHS
                                                            ENDED                        1995*          ENDED
                                                         FEBRUARY 28,    YEAR ENDED     THROUGH      FEBRUARY 28,    YEAR ENDED
                                                             1997        AUGUST 31,    AUGUST 31,        1997        AUGUST 31,
                                                         (UNAUDITED)        1996          1995       (UNAUDITED)        1996
Expenses..............................................       0.83%++        0.89%         1.02%++        1.53%++        1.59%
Net investment income.................................       4.71%++        4.72%         5.05%++        4.00%++        4.04%


                                                        JANUARY 26,
                                                           1995*
                                                          THROUGH
                                                        AUGUST 31,
                                                           1995
Expenses..............................................     2.39%++
Net investment income.................................     3.66%++

See accompanying notes to financial statements.

                 EVERGREEN MONEY MARKET FUND -- CLASS Y SHARES
(Photo of currency)
                              FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS                                             YEAR
                                                             ENDED                                TEN MONTHS     ENDED
                                                          FEBRUARY 28,     YEAR ENDED AUGUST        ENDED       OCTOBER
                                                              1997                31,             AUGUST 31,      31,
                                                          (UNAUDITED)       1996        1995        1994#         1993
PER SHARE DATA:
Net asset value, beginning of period...................        $1.00         $1.00       $1.00        $1.00        $1.00
Net investment income..................................         0.03          0.05        0.05         0.03         0.03
Less distributions to shareholders from net investment
  income...............................................        (0.03)        (0.05)      (0.05)       (0.03)       (0.03)
Net asset value, end of period.........................        $1.00         $1.00       $1.00        $1.00        $1.00
TOTAL RETURN+..........................................         2.6%          5.3%        5.4%         2.9%         3.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............     $793,325      $671,185    $282,668     $273,115     $299,418
Ratios to average net assets:
  Expenses**...........................................        0.44%++       0.45%       0.53%        0.32%++      0.39%
  Net investment income**..............................        5.10%++       5.16%       5.26%        3.46%++      3.19%


                                                           YEAR ENDED
                                                           OCTOBER 31,
                                                              1992
PER SHARE DATA:
Net asset value, beginning of period...................     $1.00
Net investment income..................................      0.04
Less distributions to shareholders from net investment
  income...............................................     (0.04)
Net asset value, end of period.........................     $1.00
TOTAL RETURN+..........................................      4.2%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..............  $357,917
Ratios to average net assets:
  Expenses**...........................................     0.36%
  Net investment income**..............................     4.18%

#  The Fund changed its fiscal year end from October 31 to August 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                        SIX MONTHS                                     YEAR
                                                                          ENDED                          TEN MONTHS    ENDED
                                                                       FEBRUARY 28,      YEAR ENDED        ENDED       OCTOBER
                                                                           1997          AUGUST 31,      AUGUST 31,    31,
                                                                       (UNAUDITED)     1996     1995       1994#       1993
Expenses............................................................       0.53%++     0.59%    0.73%       0.71%++    0.71%
Net investment income...............................................       5.00%++     5.02%    5.06%       3.07%++    2.87%


                                                                      YEAR ENDED
                                                                      OCTOBER 31,
                                                                         1992
Expenses............................................................  0.72%
Net investment income...............................................  3.82%

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)

A REPORT FROM YOUR
PORTFOLIO MANAGER
DIANE BEAVER

   We are pleased to present the Semiannual Report for Evergreen
Pennsylvania Tax-Free Money Market Fund for the six-month period ended February 28, 1997. The Fund's total return (Class Y,
no-load shares) for the six-month period was 1.54%* as compared
with 1.52% for the average of the 15 Pennsylvania Tax-Free Money       [Photo]
Market funds tracked by Lipper Analytical Services** during that time. The six-month total return at net asset value for the Fund's Class A shares was 1.49%*. At February 28, the seven-day current, effective and tax-equivalent yields*** were 3.03%, 3.08% and 4.95%, respectively for the Fund's Class Y shares and 2.88%, 2.93% and 4.71%, respectively, for the Fund's Class A shares.

   As the fourth quarter of 1996 progressed, talk of a Fed-induced rate hike circulated but never transpired, in part due to economic data that supported a low inflation environment. Although the Federal Reserve Board has neither raised nor lowered interest rates in well over a year, Fed Chairman, Alan Greenspan, has twice shaken the financial markets with his comments. In December, Mr. Greenspan expressed his concern that "irrational exuberance" may have driven the stock markets to overpriced levels. The financial markets were again jolted in February when Greenspan suggested raising interest rates as a "pre-emptive strike" against inflation. In both instances, interest rates rose. Despite the rhetoric, the Federal Reserve Board had not interfered with interest rates, economic indicators portray a healthy economy promoting strong corporate earnings growth with little inflationary pressure.

   The seasonal back-up in interest rates, which usually occurs in December as a result of year-end redemptions, never materialized. Likewise, the "January effect" of large cash inflows such as coupon payments and maturities, which causes rates to decline, did not occur. Although strategic adjustments in maturity and asset allocation are more of a challenge in a state-specific fund due to lack of supply and liquidity, the Fund will continue to look for yield opportunities such as those found in smaller instruments where yield can be enhanced. At February 28, the Fund's weighted average maturity was 54 days and total net assets stood at $73.2 million.

   Thank you for your investment in the Evergreen Pennsylvania Tax-Free Money Market Fund.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.

  * PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY.

    DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE AND ABSORB A PORTION OF THE FUND'S OTHER EXPENSES. HAD FEE NOT BEEN WAIVED OR EXPENSES ABSORBED, PERFORMANCE AND YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

    THE FUND MAY INCUR 12B-1 EXPENSES UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES.

    DURING THE PERIOD UNDER REVIEW, SUCH PAYMENTS TOTALLED .09 OF 1% OF THE FUND'S DAILY NET ASSETS OF ITS CLASS A SHARES.

 ** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
    INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED PERFORMANCE MAY BE LOWER AND THE FUND'S RANKINGS MAY BE DIFFERENT.

*** TAX-EQUIVALENT YIELDS ASSUME A 36% FEDERAL TAX BRACKET AND A 2.8%
    PENNSYLVANIA STATE TAX BRACKET. TAX-EQUIVALENT YIELDS WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
                            STATEMENT OF INVESTMENTS
(Photo of building)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 SHORT-TERM MUNICIPAL SECURITIES -- 100.6%
            PENNSYLVANIA -- 99.4%
 $ 1,500    Allegheny Cnty. Higher Ed.
            Bldg. Auth. RB, Allegheny
            Cnty. Cmnty. College,
            Prerefunded @ 100, (Ins. by
            MBIA),
            6.65%, 11/1/97........................ $ 1,529,905
   1,000    Allegheny Cnty. Hosp. Dev.
            Auth. RB Allegheny Gen. Hosp.,
            Ser. 1995B, (LOC: Morgan Gty. Tr.
            Co. of NY),
            3.30%, VRDN...........................   1,000,000
   1,200    Allegheny Health Ed. & Resh.
            Corp., Ser. A-ACES, (LOC: PNC
            Bk., Pittsburgh),
            3.30%, VRDN...........................   1,200,000
   1,100    Allegheny Health Ed. & Resh.
            Corp., Ser. C-ACES, (LOC: PNC
            Bk., Pittsburgh),
            3.30%, VRDN...........................   1,100,000
            Allegheny Cnty. IDA Envir.
            RRB, US Steel Corp., TECP,
            (LOC: The Long-Term Cr. Bk.
            of Japan):
   1,500    3.35%, 3/5/97.........................   1,500,000
   1,300    3.35%, 3/11/97........................   1,300,000
   2,000    3.40%, 4/8/97.........................   2,000,000
     300    Beaver Cnty. IDA-PCRR
            Duquesne Light Co., Beaver
            Vly., Ser. A, (LOC: Barclays
            Bk. PLC),
            3.25%, VRDN...........................     300,000
     500    Berks Cnty. Muni. Auth. RB,
            Pooled Fin. Prog.,
            Prerefunded @100,
            7.00%, 9/1/97.........................     508,344
     240    Big Spring School Dist.
            Cumberland Cnty. GO Bds.,
            Ser. 1992, (Ins. by FGIC),
            4.35%, 3/1/97.........................     240,000
     250    Brandywine Heights Area Dist.
            GO Bds., (Ins. by MBIA),
            4.40%, 4/1/97.........................     250,044
   1,000    Bucks Cnty. IDA Environmental
            Impt., RB, USX Corp., ARB,
            (LOC: Wachovia Bk. N.C.),
            3.65%, 3/3/97.........................   1,000,000
     100    Bucks Cnty. IDA-RRB, SHV Real
            Estate, Inc., Ser. 1984, (LOC:
            ABN-AMRO Bk.),
            3.25%, VRDN...........................     100,000

PRINCIPAL
 AMOUNT
  (000)                                               VALUE

          PENNSYLVANIA -- CONTINUED
 $ 1,000    Cnty. of Chester Hlth. & Ed.
            Fac. Auth. RB, Barclays
            Friends, Ser. A, (LOC: Bk. of
            Ireland),
            3.30%, VRDN........................... $ 1,000,000
     435    Coudersport School Dist. GO
            Bds., Ins. by FSA,
            3.75%, 9/1/97.........................     435,000
            Delaware Cnty. IDA Solid Waste
            RB, Scott Paper Co., 1984,
            3.30%, VRDN:
     700    Ser. C................................     700,000
     400    Ser. D................................     400,000
   1,000    Delaware Cnty. IDA-PCRR,
            Philadelphia Electric Co.,
            Ser. 1988B -- TECP, (SPA: FGIC),
            3.40%, 4/7/97.........................   1,000,000
            Delaware Vly. Regl. Fin. Auth.
            Local Govt. RB:
   1,000    Ser. 1985A, (LOC: Midland Bk.
            PLC),
            3.40%, VRDN...........................   1,000,000
     250    Ser. 1986A, (Ins. by AMBAC),
            3.80%, 4/15/97........................     250,000
     500    Downingtown Area School Dist.
            GO Bds., Ser. 1986A,
            4.00%, 3/1/97.........................     500,000
     445    East Hempfield Township GO
            Bds., (Ins. by AMBAC),
            4.25%, 11/1/97........................     446,322
            Emmaus Gen. Auth. Local Govt.
            RB Ser. 1989, Bd. Pool Pgm., VRDN:
   4,300      Subsrs. B-12, (LOC: Midland
              Bk. PLC),
              3.40%...............................   4,300,000
   2,000      Subsrs. C-8, (LOC: Midland Bk.
              PLC),
              3.40%...............................   2,000,000
   1,400      Subsrs. D-11, (LOC: Midland
              Bk. PLC),
              3.40%...............................   1,400,000
     400      Subsrs. E-8, (LOC: Canadian
              Imperial Bk. of Commerce),
              3.35%...............................     400,000
     425      Subsrs. E-9, (LOC: Midland Bk.
              PLC),
              3.40%...............................     425,000

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Photo of building)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

           PENNSYLVANIA -- CONTINUED
            Emmaus Gen. Auth. Local Govt.
            RB Ser. 1989, Bd. Pool Pgm.,
            VRDN:
 $ 2,000    Subsrs. F-5, (LOC: Midland Bk.
            PLC),
            3.40%................................. $ 2,000,000
     300    Geisinger Auth. Health Sys.
            RB, Montour Cnty., Ser. B,
            7.10%, 7/1/97.........................     302,920
     400    Health Care Facs. Auth. of
            Sayre RB, VHA of PA, Inc.,
            Capital Asset Fin. Prog., Ser. A,
            (SPA: Mellon Bk. PLC),
            3.30%, VRDN...........................     400,000
     475    Lancaster Higher Ed. Auth.
            College RB, Franklin &
            Marshall College, Ser. 1995,
            3.45%, VRDN...........................     475,000
     500    Lancaster School Dist. GO
            Bds., (Ins. by FGIC),
            4.00%, 2/15/98........................     500,650
     200    Lehigh Cnty. IDA-PCRB, Ser.
            1985A, (LOC: Rabobank Nederland),
            3.25%, VRDN...........................     200,000
     470    Lehigh Cnty. Auth. Wtr. RB,
            Ser. 1984, (SPA: ABN-Amro Bk.),
            3.25%, VRDN...........................     470,000
     200    Mars Area School Dist. GO
            Bds., Ser. C, (Ins. by FGIC),
            4.30%, 3/1/97.........................     200,000
     660    Montgomery Cnty. GO Bds., Ser. A,
            4.00%, 7/15/97........................     660,419
            Montgomery Cnty. IDA-PCRR,
            PECO Energy Co., Ser. 1994A --
            TECP, (LOC: Deutsche Bk. AG, NY):
   2,000    3.30%, 4/7/97.........................   2,000,000
   1,000    3.50%, 3/5/97.........................   1,000,000
   2,000    New Castle Area Hosp. Auth.
            RB, Jameson Mem. Hosp., (SPA:
            PNC Bk.),
            3.30%, VRDN...........................   2,000,000
   1,000    North Penn Water Auth. RB,
            Prerefunded @ 102, (Ins. by FGIC),
            6.90%, 11/1/97........................   1,035,738
   1,000    Northeastern Hosp. & Ed. Auth.
            Rev., Health Care Rev. Wyoming
            Vly., Ser. A, (LOC: Industrial
            Bk. of Japan Ltd., NY),
            3.25%, VRDN...........................   1,000,000
PRINCIPAL
 AMOUNT
  (000)                                               VALUE

          PENNSYLVANIA -- CONTINUED
 $ 2,800    Northeastern Pwr. Co., Ser. 1985,
            (LOC: Sumitomo Bk., Ltd.),
            3.50%, 3/3/97......................... $ 2,800,000
     500    Penn Manor School Dist. GO
            Bds., Series A, (Ins. by FGIC),
            5.50%, 6/1/97.........................     501,838
   1,000    Pennsylvania Higher Ed. Fac.
            Auth. RB:
            Allegheny Delaware Vly., Ser. D,
            (LOC: PNC),
            3.35%, VRDN...........................   1,000,000
   2,300    Carnegie Mellon Univ., Ser. B,
            (SPA: Union Bk. of Switzerland
            & Morgan Gty.),
            3.45%, VRDN...........................   2,300,000
   2,000    Allegheny College, (LOC:
            Mellon Bk. PLC),
            3.35%, VRDN...........................   2,000,000
     565    LaSalle Univ., Ser. 1996, (Ins.
            by MBIA),
            4.00%, 5/1/97.........................     565,273
   2,000    The Univ. of Pennsylvania
            Health Svs., (SPA: Credit
            Suisse, NY),
            3.20%, VRDN...........................   2,000,000
     500    The Univ. of Pennsylvania
            Health Svs., Ser. 1994B-ACES,
            3.20%, VRDN...........................     500,000
   2,900    Pennsylvania TRANS,
            4.50%, 6/30/97........................   2,908,307
   2,000    Pennsylvania State Ser. 1997A,
            3.30%, 4/22/97........................   2,000,000
   1,500    Philadelphia Gas Wks. RB, Ser.10,
            (Ins. by BIG),
            6.90%, 7/1/97.........................   1,516,308
   3,000    Philadelphia Hosp. & Higher
            Ed. Facs. Auth. RB, Children's
            Hosp. of Philadelphia, Ser. B,
            (SPA: Morgan Guaranty),
            3.45%, VRDN...........................   3,000,000
     700    Philadelphia Municipal Auth.
            Municipal Svs. Building Lease
            Rental Bds., Ser. 1990, (Ins.
            by FSA),
            6.80%, 3/15/97........................     700,798
   3,500    Philadelphia TRANS, Ser. A,
            4.50%, 6/30/97........................   3,506,130
     500    Pittsburgh School Dist. GO
            Bds., Ser. C, (Ins. by FGIC),
            5.50%, 8/1/97.........................     503,254

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                               VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

           PENNSYLVANIA -- CONTINUED

 $   665    Pottstown Borough Auth. Swr.
            RB, (Ins. by AMBAC),
            4.00% 11/1/97......................... $   666,500
     400    Presbyterian Univ. Hosp.,
            Ser. 1988B3-ACES, (LOC: PNC Bk.,
            Pittsburgh),
            3.35%, VRDN...........................     400,000
       5    Presbyterian Univ. Hosp., Ser.
            B2-ACES, (LOC: PNC Bk.,
            Pittsburgh),
            3.35%, VRDN...........................       5,000
   4,200    Schuylkill Cnty. IDA Res.
            Recovery RB
            Gilberton Pwr., (LOC: Mellon
            Bk. PLC),
            3.35%, VRDN...........................   4,200,000
   2,000    The Toledo Edison Co.
            Mansfield, Ser. 1992E-TECP,
            (LOC: Toronto Dominion Bk.),
            3.70%, 12/4/97........................   2,000,000
   1,000    University Pittsburgh Higher
            Ed. RB, Univ. Capital., Ser. A
            Prerefunded @ 102,
            8.375%, 6/1/97........................   1,031,708
     160    Upper Merion Township GO Bds.,
            3.80%, 11/1/97........................     160,000
                                                    72,794,458
PRINCIPAL
 AMOUNT
  (000)                                               VALUE

            PUERTO RICO -- 1.2%
 $   875    Puerto Rico Indl., Med. &
            Environmental Pollution
            Control Facs. Fin. Auth. RB,
            Merck & Co., Inc.,
            Ser. 1983A-ARB,
            4.00%, 12/1/97........................ $   875,000
            TOTAL SHORT-TERM MUNICIPAL SECURITIES
              (COST $73,669,458)..................  73,669,458

   SHARES
    (000)
 MUTUAL FUND SHARES -- 0.1%
            (COST $100,000)
      100   Federated Pennsylvania
            Municipal Cash Trust...........            100,000
            TOTAL INVESTMENTS --
              (COST $73,769,458)........... 100.7%  73,769,458
            OTHER ASSETS AND
              LIABILITIES -- (NET).........  (0.7)    (523,462)
            NET ASSETS --.................. 100.0% $73,245,996

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

Summary of Abbreviations:

ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corp.
ARB -- Adjustable Rate Bonds
COP -- Certificates of Participation
EDA -- Economic Development Authority
EDRB -- Economic Development Revenue Bond
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GO -- General Obligations
IDA -- Industrial Development Authority
LIQ -- Liquidity Provider
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
MFHR -- Multifamily Housing Revenue
MHRB -- Multifamily Housing Revenue Bond
PCRB -- Pollution Control Revenue Bond
PCRR -- Pollution Control Revenue Refunding Bonds
RB -- Revenue Bonds
RRB -- Refunding Revenue Bonds
SPA -- Securities Purchase Agreement
TECP -- Tax Exempt Commercial Paper
TRANS -- Tax Revenue Anticipation Notes

Adjustable Rate Bonds are putable back to the issuer or other parties not affiliated with the issuer at par on the interest reset dates. Interest rates are determined and set by the issuer quarterly, semi-annually or annually depending upon the terms of the security. Interest rates presented for these securities are those in effect at February 28, 1997. These securities represent 3% of total investments at February 28, 1997.

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at February 28, 1997. These securities represent 54% of total investments at February 28, 1996.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; standby bond purchase agreements; tender option purchase agreements; and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

** Rule 144A security which are restricted in resale to qualified institutions and are considered liquid.

See accompanying notes to financial statements.

                     EVERGREEN PENNSYLVANIA TAX-FREE
                            MONEY MARKET FUND
(Photo of building)
                   STATEMENT OF ASSETS AND LIABILITIES
                              FEBRUARY 28, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (amortized cost $73,769,458)............... $73,769,458
   Cash............................................................       1,543
   Interest  receivable............................................     511,583
   Receivable for Fund shares sold.................................      75,000
   Prepaid expenses................................................       9,902
         Total assets..............................................  74,367,486
LIABILITIES:
   Payable for investment securities purchased.....................     947,345
   Dividends payable...............................................      87,431
   Accrued advisory fee............................................      15,228
   Distribution fee payable........................................       8,297
   Accrued expenses................................................      63,189
         Total liabilities.........................................   1,121,490
NET ASSETS......................................................... $73,245,996
NET ASSETS CONSIST OF:
   Paid-in capital................................................. $73,256,123
   Undistributed net investment income.............................          90
   Accumulated net realized loss on investment transactions........    (10,217)
         Net assets................................................ $73,245,996
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($34,138,308)(34,139,945 shares of beneficial
       interest outstanding)....................................... $      1.00
   Class Y Shares ($39,107,688)(39,116,178 shares of beneficial
       interest outstanding)....................................... $      1.00

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND
(Photo of building)
                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Interest..............................................            $1,268,443
EXPENSES:
   Advisory fee..........................................  $141,458
   Distribution fee -- Class A Shares....................    41,509
   Custodian fee.........................................    24,518
   Administration fee....................................    15,535
   Professional fees.....................................    15,182
   Transfer agent fee....................................    14,224
   Reports and notices to shareholders...................     6,668
   Registration and filing fees..........................     5,993
   Insurance.............................................     5,705
   Trustees' fees and expenses...........................     1,180
   Other.................................................       796
                                                            272,768
   Less advisory and distribution fee waivers............   (83,065)
         Net expenses....................................               189,703
Net investment income....................................             1,078,740
Net realized loss on investments.........................                    --
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....            $1,078,740

See accompanying notes to financial statements.

                        EVERGREEN PENNSYLVANIA TAX-FREE
                               MONEY MARKET FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   SIX MONTHS
                                                                                                      ENDED           YEAR
                                                                                                   FEBRUARY 28,       ENDED
                                                                                                      1997          AUGUST 31,
                                                                                                   (UNAUDITED)        1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................... .  $  1,078,740   $  1,091,227
   Net realized loss on investment transactions................................................            --           (378)
      Net increase in net assets resulting from operations.....................................     1,078,740      1,090,849
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..............................................................................      (414,887)      (242,309)
   Class Y Shares..............................................................................      (667,563)      (848,918)
      Total distributions to shareholders......................................................    (1,082,450)    (1,091,227)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...................................................................    71,827,918     61,460,030
   Proceeds from reinvestment of distributions.................................................       540,006        621,908
   Payments for shares redeemed................................................................   (69,633,636)   (79,296,671)
      Net increase (decrease) resulting from Fund share transactions...........................     2,734,288    (17,214,733)
      Net increase (decrease) in net assets....................................................     2,730,578    (17,215,111)
NET ASSETS:
   Beginning of period.........................................................................    70,515,418     87,730,529
   End of period (including undistributed net investment income of $90 and $3,800 at February
     28, 1997 and August 31, 1996, respectively)...............................................  $ 73,245,996   $ 70,515,418

See accompanying notes to financial statements.

                         EVERGREEN PENNSYLVANIA TAX-FREE
(Photo of building)                        MONEY MARKET FUND
                              FINANCIAL HIGHLIGHTS

                                        CLASS A SHARES                                    CLASS Y SHARES
                            SIX MONTHS     MARCH 1,     AUGUST 22,     SIX MONTHS     MARCH 1,
                              ENDED          1996         1995*          ENDED          1996
                           FEBRUARY 28,    THROUGH       THROUGH      FEBRUARY 28,    THROUGH             YEAR ENDED
                               1997       AUGUST 31,   FEBRUARY 29,       1997       AUGUST 31,   FEBRUARY 29,   FEBRUARY 28,
                           (UNAUDITED)      1996#          1996       (UNAUDITED)      1996#          1996           1995
PER SHARE DATA:
Net asset value,
  beginning of period....       $1.00         $1.00         $1.00          $1.00         $1.00         $1.00          $1.00
Net investment
  income.................        0.01          0.01          0.02           0.02          0.01          0.03           0.03
Less distributions to
  shareholders from net
  investment income......       (0.01)        (0.01)        (0.02)         (0.02)        (0.01)        (0.03)         (0.03)
Net asset value, end of
  period.................       $1.00         $1.00         $1.00          $1.00         $1.00         $1.00          $1.00
TOTAL RETURN+............        1.5%          1.5%          1.7%           1.5%          1.5%          3.5%           2.8%
RATIOS & SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)........     $34,138       $22,196        $4,333        $39,108       $48,319       $83,398        $43,539
Ratios to average net
  assets:
  Expenses**.............       0.59%++       0.55%++       0.47%++        0.50%++       0.50%++       0.37%          0.33%
  Net investment
  income**...............       2.99%++       2.97%++       3.14%++        3.09%++       2.92%++       3.42%          3.09%

                           YEAR ENDED     YEAR ENDED
                           FEBRUARY 28,   FEBRUARY 28,
                               1994           1993
PER SHARE DATA:
Net asset value,
  beginning of period....       $1.00          $1.00
Net investment
  income.................        0.02           0.03
Less distributions to
  shareholders from net
  investment income......       (0.02)         (0.03)
Net asset value, end of
  period.................       $1.00          $1.00
TOTAL RETURN+............        2.1%           2.7%
RATIOS & SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)........     $14,383        $15,999
Ratios to average net
  assets:
  Expenses**.............       0.47%          0.35%
  Net investment
  income**...............       2.10%          2.62%

#  The Fund changed its fiscal year end from February 28 to August 31.

+  Total return is calculated for the periods indicated and is not annualized.

++ Annualized.

*  Commencement of class operations.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                       CLASS A SHARES                                    CLASS Y SHARES
                           SIX MONTHS     MARCH 1,     AUGUST 22,     SIX MONTHS     MARCH 1,
                             ENDED          1996         1995*          ENDED          1996
                          FEBRUARY 28,    THROUGH       THROUGH      FEBRUARY 28,    THROUGH             YEAR ENDED
                              1997       AUGUST 31,   FEBRUARY 29,       1997       AUGUST 31,   FEBRUARY 29,   FEBRUARY 28,
                          (UNAUDITED)      1996#          1996       (UNAUDITED)      1996#          1996           1995
Expenses.................     0.95%++      0.96%++        1.08%++        0.65%++      0.66%++        0.73%          1.05%
Net investment income....     2.63%++      2.56%++        2.53%++        2.94%++      2.76%++        3.06%          2.37%

                           YEAR ENDED     YEAR ENDED
                           FEBRUARY 28,   FEBRUARY 28,
                               1994           1993
Expenses.................      1.26%          1.07%
Net investment income....      1.31%          1.90%

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)

A REPORT FROM YOUR
PORTFOLIO MANAGER
STEVEN C. SHACHAT

   We are pleased to present the Evergreen Tax Exempt Money
Market Fund Semiannual Report. Despite the presidential election last November, the Federal Reserve and Chairman, Alan Greenspan
commanded the spotlight for fixed income markets. At the end of the period under review, the Fed did not raise short-term
interest rates, thereby, in the view of some participants,        [Photo]
gambling that the economy would slow. Since much of the economic data released during the six-month period supported a consumer pullback, the debt markets enjoyed a rally and the stock market roared to new highs. Just as the economic, fiscal and political scenario and financial market backdrop couldn't look better, some statements made by Fed Chairman Alan Greenspan in a speech in December prompted the market to re-think the gamble. Traders and investors had fully priced in continued non-inflationary slow growth without a glimmer of a risk premium and the phrase
"irrational exuberance" caught their attention. This added some uncertainty and volatility into the market through the end of February.

   Despite the mixed news on the strength of the economy, the municipal market generally experienced strong demand, perhaps because of the absence of tax reform and credit scares. Retail investors', insurance companies' and mutual funds' preference to buy and hold securities through 1996 also contributed to stability in municipal markets.

   We began the six-month period with an aggressive approach to the market, allowing the Fund's weighted average portfolio maturity to fluctuate in the 55-day to 60-day range. The strategy was based on a technical weakness in the market due to supply combined with our belief that the Federal Board was not going to tighten monetary policy. We purchased short-term bonds and municipal notes as well as tax exempt commercial paper. At the close of the period, economic statistics started to indicate that the economy was indeed growing and concerns that the Federal Reserve Board may begin to tighten monetary policy began to creep into the market. We changed our strategy to a neutral one, allowing the Fund's weighted average maturity to decline to the 40-day range.

   As of February 28, over 60% of the Fund's net assets were invested in tax exempt variable rate demand notes. These short-term securities pay interest at current market levels and return their entire face value when redeemed, which helps afford the Fund a great deal of liquidity and price stability.

   In the coming months, we will maintain a neutral approach to the market while positioning the Fund for the upcoming period of supply imbalances in the short-term municipal market. We anticipate taking advantage of attractively priced short-term municipal notes as opportunities become available. Diversity and credit quality are paramount to the Fund, and we will seek to offer an attractive tax exempt yield to our shareholders.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

THE FUND'S INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                            STATEMENT OF INVESTMENTS
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 SHORT-TERM MUNICIPAL SECURITIES -- 100.2%
            ALABAMA -- 1.5%
            Alabama IDA-IDRB,
 $ 2,290    Air-Dro Cylinders, Inc., (LOC:
            Southtrust Bk. of Alabama, N.A.),
            3.79%, VRDN........................ $    2,290,000
   3,590    Automation Technologies Ind., Inc.,
            (LOC: Columbus Bk. & Tr. Co.),
            3.70%, VRDN........................      3,590,000
            Coml. Dev. Auth. of the City
            of Birmingham RB,
            3.60%, VRDN:
   1,140      Avondale Comm. Park,
              Phase II,
              (LOC: Amsouth Bk., N.A.).........      1,140,000
     665      Southside Business Ctr.,
              (LOC: Amsouth Bk., N.A)..........        665,000
   1,100    IDB of the City of Livingston
            IDRB, Toin Corp. U.S.A., Ser.
            1987, (LOC: Indl. Bk. of Japan,
            Ltd. NY),
            3.75%, VRDN........................      1,100,000
   3,235    IDB of Mobile Cnty. RB,
            Sherman Intl. Corp., Ser.
            1994A, (LOC: Columbus Bk. & Tr.
            Co.),
            3.70%, VRDN........................      3,235,000
   2,140    IDB of the City of Pell IDRB,
            Reh Kinder/Gorbel, (LOC: Key
            Bk. of NY),
            3.60%, VRDN........................      2,140,000
   3,000    IDB of the City of Prattville
            IDRB, Kuhnash Ppty./Arkay
            Plastics, (LOC: PNC Bank),
            3.60%, VRDN........................      3,000,000
                                                    17,160,000
            ALASKA -- 2.1%
  20,465    Alaska State Dept. Admin. COP,
            Ser. PT-94, (LIQ: Credit Suisse
            & Ins. by Cap. Mkt. Assurance),
            3.45%, VRDN........................     20,465,000
   4,025    North Slope Boro. Capital
            Appreciation Bds. GO, Ser.
            1996 B, (Ins. by MBIA),
            zero coupon (4.00% YTM),
            6/30/97............................      3,972,789
                                                    24,437,789

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            ARIZONA -- 0.8%
 $ 7,400    IDA of the City of Glendale
            RB, Thunderbird Gardens, (LOC:
            Sumitomo Trust & Bk. Co. Ltd., NY),
            3.70%, VRDN........................ $    7,400,000
     200    IDA of the Cnty. of Maricopa,
            McLane Co., Inc., Ser. 1984,
            (LOC: Vly. Natl. Bk.),
            3.80%, VRDN........................        200,000
   1,800    Maricopa Cnty. School Dist.
            #006 TRANS, Ser. 1996A,
            4.25%, 7/31/97.....................      1,801,812
                                                     9,401,812
            ARKANSAS -- 0.3%
            City of Jonesboro Residential
            Housing & Hlth. Care Fac. Brd.
            Hosp. RRB, St. Bernards Regnl.
            Medical Ctr., (Ins. by AMBAC)
            4.10%, 7/1/97:
     425      Ser. 1996A.......................        425,000
     605      Ser. 1996B.......................        605,000
   2,800    Fayetteville Public Facilities
            Brd. RB, Charter Vista Hosp.,
            (LOC: Bank of Tokyo),
            3.50%, 3/4/97......................      2,800,000
                                                     3,830,000
            CALIFORNIA -- 7.6%
   6,000    California Higher Ed. Loan
            Auth. Inc., Ser. A-1, (Gtd. by
            SLMA),
            3.95%, 7/1/97......................      6,000,000
   2,975    California TRANS, Ser. A,
            4.50%, 6/30/97.....................      2,980,185
   1,900    Glenn Cnty. IDA RB, Land
            O'Lakes, Inc., Ser. 1995, (LOC:
            Sanwa Bk., Ltd.),
            3.70%, VRDN........................      1,900,000
   4,250    Hsg. Auth. of the City of
            Paramount MFHR, Century Place
            Apt., Ser. 1989A, (LOC: Heller
            Finl. Inc.),**
            3.95%, VRDN........................      4,250,000
   5,000    Hsg. Auth. of the City of
            Santa Ana MFHR, Villa Verde
            Apt., Ser. 1985B, (LOC: Mercury
            Svgs. & Ln.) Coll: U.S. Treas.
            Bills,
            3.55%, VRDN........................      5,000,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

           CALIFORNIA -- CONTINUED

 $ 2,500    IDA of the City of Simi Vly.
            IDRB, Wambold Furniture, Ser.
            1984, (LOC: Wells Fargo Bk.,
            N.A.),
            3.75%, VRDN........................ $    2,500,000
   4,200    North Cnty. School Fin. Auth.
            TRANS, Orange Cnty., Ser. 1996,
            4.75%, 7/1/97......................      4,208,080
            Pitney Bowes Cr. Corp.
            Leasetops Trs., 3.50%, VRDN:
  22,846      Bart Telesystem Lease, (LOC:
              ABN-Amro Bk., N.V.),**...........     22,845,645
  12,831      San Diego Regl. Comm. Sys.
              Lease, Ser. 1996A, (LOC:
              Landesbank Hessen)...............     12,831,200
  15,375    San Bernardino Cnty. COP, Ser.
            1995, (Ins. by MBIA),
            3.55%, VRDN........................     15,375,000
   6,000    South Coast Local Ed. Agy.
            Pooled TRANS Prog., Ser.
            1996A,
            4.75%, 6/30/97.....................      6,013,185
   5,000    Stanislaus Cnty. Office of
            Ed., 1996 TRANS,
            4.50%, 6/30/97.....................      5,007,961
                                                    88,911,256
            COLORADO -- 4.8%
   6,055    Arapahoe Cnty. MFHR Ref.,
            Stratford Sta., Ser. 1994,
            (LOC: Heller Finl., Inc.),
            3.70%, VRDN........................      6,055,000
   5,080    Colorado Hsg. Fin. Auth. RB
            MERLOTS, Ser. C-ARB,
            4.20%, 8/1/97......................      5,080,000
   3,000    Dove Valley Metropolitan Dist.
            Arapahoe Cnty. GO Bds., Ser.
            1996C, (LOC: Dai-Ichi Kangyo
            Bk., Ltd.),
            4.15%, 11/1/97.....................      3,000,000
  23,700    Eagle Tax Exempt Trust, Nevada
            State Colorado River
            Commission, (LIQ: Citibank, N.A.),
            3.40%, VRDN........................     23,700,000
  15,000    El Paso Cnty. School Dist.
            #011 TRANS,
            4.25%, 6/30/97.....................     15,014,520
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
           COLORADO -- CONTINUED
 $ 2,680    Parkview Met. Dist. Arapahoe
            Cnty. GO Bds., Ser. 1993,
            (LOC: Cent Bk./Bk. Western,
            N.A.),
            3.55%, VRDN........................ $    2,680,000
                                                    55,529,520
            DELAWARE -- 1.1%
   5,100    Delaware Economic Dev. Auth.
            RB, Delmarva P&L CO, (Gtd. by
            Delmarva P&L),
            3.60%, VRDN........................      5,100,000
   3,000    Delaware EDA-IDRB, Arlon,
            Inc., Ser. 1989, (LOC: Bk. of
            Amer., IL),
            3.70%, VRDN........................      3,000,000
   2,640    Delaware Hsg. Auth. RB
            MERLOTS, Ser. G ARB, (Ins. by
            FGIC),
            4.20%, 6/1/97......................      2,640,000
   2,480    New Castle Cnty. EDRB, Toys R
            Us, (LOC: Bankers Tr. Co., NY),
            3.55%, VRDN........................      2,480,000
                                                    13,220,000
            DISTRICT OF COLUMBIA -- 5.1%
            Dist. of Columbia GO Gen. Fd.
            Recovery Bd., 3.50%, VRDN:
   8,700      Ser. B, (LOC: Union Bk. of
              Switzerland).....................      8,700,000
   2,800      Ser. B-2, (LOC: Westdeutsche
              Landesbank)......................      2,800,000
   5,000      Ser. B-3, (LOC: Landesbank
              Hessen)..........................      5,000,000
   5,120    Dist. of Columbia GO RB,
            Puttable Floating Opt.
            Tax-Exmp. Rcpt., Ser. PA-64,
            Ser. 1993C, (LIQ: Merrill Lynch
            Cap. Svs., Inc.),
            3.65%, VRDN........................      5,120,000
            Dist. of Columbia GO RFB,
            3.55%, VRDN:
  14,300      Ser. 1992A-1, (LOC: Natl.
              Westminster Bk.).................     14,300,000
   3,600      Ser. 1992A-2, (LOC: Bk. of
              Nova Scotia).....................      3,600,000
   7,900      Ser. 1992A-4, (LOC: Toronto
              Dominion Bk.)....................      7,900,000
   1,400      Ser. 1992A-5, (LOC: Bk. of
              Nova Scotia).....................      1,400,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE

SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

           DISTRICT OF COLUMBIA -- CONTINUED
 $ 6,000    District of Columbia, Ser. A-3,
            (LOC: Toronto Dominion Bk.),
            3.55%, VRDN........................ $    6,000,000
   5,000    District of Columbia Hsg. Fin.
            Agy. Mortgage RB, Ser. 1996 C,
            (Invest. Agreement: Trinity
            Funding Corp.),
            3.90%, 12/1/97.....................      5,000,000
                                                    59,820,000
            FLORIDA -- 1.2%
   3,500    Escambia Cnty. Indl. Dev. RB,
            Daws Manufacturing Co., Inc.,
            (LOC: Amsouth Bk., Birmingham),
            3.50%, VRDN........................      3,500,000
   1,010    Florida COP, Consolidated
            Equipment Fin. Prog.,
            6.05%, 5/15/97.....................      1,014,512
   2,800    Orange Cnty. Hsg. Fin. Auth.
            MHRB, Oakwood, Ser. E, (LOC:
            Fleet Bk., N.A.),
            4.15%, 10/1/97.....................      2,800,000
   1,005    Palm Beach Cnty. Hsg. RB,
            Meridian Hsg., Ser. 1985, (LOC:
            Bk. of California, N.A.),
            4.21%, VRDN........................      1,005,000
   5,875    Palm Beach Cnty. School Brd.,
            MSTR Ser. 1996B, (LIQ: Norwest
            Bk., MN & Ins. by AMBAC),
            3.50%, VRDN........................      5,875,000
                                                    14,194,512
            GEORGIA -- 1.2%
   1,000    Albany Dougherty Cnty. Hosp.
            RB, Ser. 1984A, (Gtd. By Merck
            & Co.),
            3.80%, VRDN........................      1,000,000
   5,000    Albany Dougherty Payroll, (Gtd.
            By Merck & Co.),
            3.55%, VRDN........................      5,000,000
   6,000    Dev. Auth. of Polk Cnty. RB,
            Kimoto Tech. Inc., Ser. 1985,
            (LOC: Indl. Bk. of Japan, Ltd.),
            3.75%, VRDN........................      6,000,000
   2,200    Hsg. Auth. of Columbus MHRB
            Ref., Quail Ridge, Ser. 1988,
            (LOC: Columbus Bk. & Tr. Co.),
            3.70%, VRDN........................      2,200,000
                                                    14,200,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            ILLINOIS -- 10.8%
 $ 9,670    City of Aurora MHRB, Fox Valley
            Vlg. Apts, Ser. 1993, (LOC:
            Sumitomo Bk., Ltd.),
            3.65% VRDN......................... $    9,670,000
   2,900    City of Chicago GO Bds., MSTR
            SAK-13, Ser. 1984, (LIQ:
            Societe Generale & Ins. by
            AMBAC),
            3.55%, VRDN........................      2,900,000
   1,000    City of Chicago, Cook Cnty.
            RB, CSX Beckett Aviation, Ser.
            1984, (LOC: Barclay's Bk. PLC),
            3.54%, 3/14/97.....................      1,000,000
  29,000    City of Oakbrook Terrace
            Multifamily Hsg. Mtg. RB,
            Renaissance, Ser. 1985A, (LOC:
            Bayerische Landesbank,
            Girozentrale),
            4.90%, 11/3/97.....................     29,000,000
   4,000    City of Peoria Solid Waste
            Disposal RB, PMP Fermentation
            Products, Inc., Ser. 1996,
            (LOC: Sanwa Bk., Ltd.),
            3.75% VRDN.........................      4,000,000
   5,900    City of West Chicago IDRB,
            Acme Printing Inc., Ser. 1989,
            (LOC: Bk. of Tokyo, Ltd.),
            3.925%, VRDN.......................      5,900,000
   3,400    Illinois Dev. Fin. Auth. EDRB,
            MTI Corp., (LOC: Indl. Bk. of
            Japan, Ltd.),
            4.05%, VRDN........................      3,400,000
   3,040    Illinois Dev. Fin. Auth. IDRB,
            Uhlich Children's Home, (LOC:
            American Natl. Bk. & Tr.,
            Chicago),
            3.60%, VRDN........................      3,040,000
   1,200    Illinois Dev. Fin. Auth. PCRB,
            Diamond Star Motor, (LOC: Bk.
            of Tokyo),
            3.55%, VRDN........................      1,200,000
            Illinois Dev. Fin. Auth. RB,
            Gen. Accident Ins. Co., Ser.
            1985 ARB, (Gtd. by Gen.
            Accident Ins. Co. of America):
   6,800      3.70%, 9/1/97....................      6,800,000
   6,800      3.80%, 3/1/97....................      6,800,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            ILLINOIS -- CONTINUED

 $ 8,705    LaSalle Natl. Bk. Leasetops
            Trs., Ser. 1995A, (LOC: LaSalle
            Natl. Bk.),**
            3.50%, VRDN........................ $    8,705,128
  16,640    Vlg. of Hazel Crest Retirement
            Ctr. RB, Waterford Estates,
            Ser. 1992A, (LOC: Sumitomo Bk.),
            3.65%, VRDN........................     16,640,000
  10,000    Vlg. of Schaumburg MFHR,
            Treehouse II Apt., Ser. 1989,
            (LOC: Sumitomo Bk.),
            3.65%, VRDN........................     10,000,000
   2,000    Vlg. of Skokie EDRB, Skokie
            Fashion Square Assn., Ser.
            1984, (LOC: LaSalle Natl. Bk.),
            3.625%, VRDN.......................      2,000,000
  15,210    Vlg. of Vernon Hills MFHR,
            Hawthorn Lakes, Ser. 1991,
            (LIQ: Fuji Bk., Ltd. & Ins. by
            FSA), 3.80%, VRDN..................     15,210,000
                                                   126,265,128
            INDIANA -- 2.5%
   6,500    Avilla Economic Development
            RB, Pent Assemblies Inc., Ser.
            1996, (LOC: Fort Wayne Natl. Bk.),
            4.30%, 8/1/97......................      6,500,000
  15,580    City of Fort Wayne PCRB, Gen.
            Mtrs. Corp., (Gtd. by Gen.
            Mtrs. Corp.),
            3.45%, VRDN........................     15,580,000
            City of New Albany EDRB,
            (LOC: PNC Bk.) 3.60%, VRDN:
   2,000      Bert R. Huncilman & Son. Inc.,
              Ser. 1996A.......................      2,000,000
   2,000      Gordon L. & Jeffery
              Huncilman-Partner., Ser.
              1996B............................      2,000,000
   2,000    City of South Bend MFHR, Maple Lane
            Assn., Ser. 1987, (LOC: Society Bk.
            of Cleveland),
            3.60%, VRDN........................      2,000,000
     925    Decatur Indl. EDA-RB,
            Silberline Mfg. Co. Inc., (LOC:
            Corestates Capital Mkt., Inc.),
            4.20%, 6/1/97......................        925,000
                                                    29,005,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            IOWA -- 0.4%
 $ 5,000    City of Council Bluffs RB
            Catholic Hlth. Corp., Mercy
            Hosp., Council Bluffs, Ser.
            1985, (LOC: Fuji Bk., Ltd., LA),
            4.00%, 4/1/97...................... $    5,000,000
            KANSAS -- 0.5%
   1,000    City of Fredonia RB, Systech
            Envir. Corp., Ser. 1989, (LOC:
            Banque Natl. de Paris, NY),
            3.65%, VRDN........................      1,000,000
     540    City of Manhattan Tax
            Increment RRB, Central
            Business Distr. Tax Increment
            Redev., Ser. 1996A,
            4.10%, 12/1/97.....................        540,000
   1,800    City of Praire Vlg. MFHR, J.C.
            Nichol's Co., Ser. 1985, (Gtd.
            by Bankers Life Ins. Co.),
            3.90%, VRDN........................      1,800,000
            City of Salina RB (Salina
            Central Mall L.P.), Ser. 1984,
            (LOC: Boatmen's Bancshares,
            Inc.),
            3.50%, VRDN:
   1,200      Dillard's........................      1,200,000
   1,105      Penny's..........................      1,105,000
                                                     5,645,000
            KENTUCKY -- 1.8%
  20,300    Cnty. of Ohio PCRB, Big Rivers
            Elec. Corp., Ser. 1985, (LOC:
            Chemical Bk.),
            3.90%, VRDN........................     20,300,000
     856    Jefferson Cnty. IDRB, Belknap
            Inc., (LOC: Chemical Bk.),
            3.65%, VRDN........................        856,000
                                                    21,156,000
            LOUISIANA -- 2.1%
   7,000    Ascension Parish RB, Basf
            Corp., (Gtd. by BASF Corp.),
            3.55%, VRDN........................      7,000,000
   3,050    IDB of the Parish
            of Bossier, Inc., H. J. Wilson
            Co., Inc., Ser. 1982, (LOC:
            First Natl. Bk. of Chicago),
            4.00%, 12/1/97.....................      3,050,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            LOUISIANA -- CONTINUED

 $15,000    Louisiana HFA
            Mortgage RB, Ser. 1996D-4,
            4.10%, 9/15/97..................... $   15,000,000
                                                    25,050,000
            MARYLAND -- 0.2%
   2,035    Community Dev. Admin. State of
            Maryland Dept. of Hsg. & Comm.
            Dev., Single Family Prog.,
            Ser. 1987 Fourth ARB, (LOC:
            First Natl. Bk. of Boston),
            3.75%, 4/1/97......................      2,035,000
            MASSACHUSETTS -- 0.2%
     360    City of Lowell Indl. RB, Oak
            Realty Tr., Ser. 1985, (LOC:
            First Natl. Bk. of Boston),
            4.21%, VRDN........................        360,000
     500    Massachusetts Indl. Finl.
            Agy., Copley Pharmac, (LOC:
            First Natl. Bk. of Boston),
            4.46%, VRDN........................        500,000
     600    Massachusetts Indl. Finl.
            Auth. IDRB, Leavy Realty &
            Jencoat Metal, Ser. 1994, (LOC:
            First Natl. Bk. of Boston),
            4.21%, VRDN........................        600,000
     700    Massachusetts Indl. Finl.
            Auth. Indl. RB, Portland
            Causeway Rlty., Ser. 1988,
            (LOC: Citibank, N.A.),
            4.21%, VRDN........................        700,000
                                                     2,160,000
            MICHIGAN -- 1.4%
   2,000    Economic Dev. Corp. of the
            Twp. of Van Buren Economic RB,
            Daikin Clutch USA, Inc., Ser.
            1987, (LOC: Sanwa Bk., Ltd.),
            3.75%, VRDN........................      2,000,000
   4,645    Sault. Ste. Marie Tribe Bldg.
            Auth. RB, Ser. 1996A ARB, (LOC:
            First of Amer. Bk., N.A.),
            4.22%, 6/1/97......................      4,645,000
  10,000    School Dist. of the City of
            Detroit Wayne Cnty. GO Bds.,
            State School Aid Nts., Ser. 1996,
            4.50%, 5/1/97......................     10,008,902
                                                    16,653,902
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            MINNESOTA -- 9.1%
 $50,000    Capital Investors Tax Exempt
            Fund Ltd., Partnership, Ser.
            1996-5,
            3.60%, VRDN........................ $   50,000,000
  14,905    City of Eden Prairie MFHR,
            Park at City West Apt., Ser.
            1990, (LOC: Sumitomo Bank),
            3.65%, VRDN........................     14,905,000
   2,300    City of Robbinsdale IDR,
            Unicare Homes, Inc., Ser.
            1984, (LOC: Banque Paribas),
            3.60%, VRDN........................      2,300,000
   4,420    Dakota & Washington Cnties.
            Hsg. & Redev. Auth. MERLOTS,
            Ser. J, (LOC: Corestates Bk.,
            N.A.),
            4.20%, 3/1/97......................      4,420,000
   4,220    Minneapolis GO (Sports Arena),
            MSTR Ser. 1996A, (LIQ: Norwest
            Bk.),
            3.50%, VRDN........................      4,220,000
     800    Minneapolis/Saint Paul Hsg.
            Fin. Brd. RB,
            Minneapolis/Saint Paul Fam.
            Hsg. Prog., Phase VI, (COLL:
            GNMA),
            4.20%, 8/1/97......................        800,000
   2,550    Minnesota Agric. & EDRB, Como
            Partnership, Ser. 1996, (LOC:
            First Bk. Natl. Assn.),
            3.65%, VRDN........................      2,550,000
   1,510    Richfield Independent School
            Dist. #280, MSTR Ser. 1994P,
            (Ins. by FGIC),
            3.50%, VRDN........................      1,510,000
     750    Southern Minnesota Muni. Pwr.
            Agy. Supply Sys., MSTR Ser.
            1996I, (LIQ: Norwest Bk., MN &
            Ins. by FGIC),
            3.50%, VRDN........................        750,000
   1,000    Spring Lake Park I.S.D. No.
            16, MSTR Ser. 1996G, (LIQ:
            Norwest Bk., MN & Ins. by
            FGIC),
            3.50%, VRDN........................      1,000,000
  24,200    St. Louis Park Hlth. Care Fac.
            RB Fltg. Tr. Cert., (LIQ:
            Norwest Bk., & Ins. by AMBAC),
            3.50%, VRDN........................     24,200,000
                                                   106,655,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            MISSISSIPPI -- 0.3%
 $ 3,000    Lee Cnty. IDRB, Hunter Douglas
            Inc., Ser. 1985, (LOC: Bk. of
            Amer. Natl. Tr. & Svg. Assn.),
            3.95%, VRDN........................ $    3,000,000
            MISSOURI -- 1.5%
   4,000    Boatmens St. Louis Grantor
            Tr., Cert. Partn., Ser.
            1996A-1, (LOC: Boatmens Natl.
            Bk., St. Louis),
            3.55%, VRDN........................      4,000,000
   8,375    City of St. Louis TRANS,
            4.75%, 6/30/97.....................      8,395,268
   4,330    Missouri Dev. Fin. Brd. IDRB,
            Cook Composites & Polymers
            Co., Ser. 1994, (LOC: Societe
            Generale),
            3.75%, VRDN........................      4,330,000
     825    School District of North Kansas
            GO School Bldg. Bds.,
            Missouri Direct Deposit Prog.,
            Ser. 1996,
            7.00%, 3/1/97......................        825,000
                                                    17,550,268
            MONTANA -- 0.1%
     710    Butte Silver Bow City & Cnty.,
            Copper City Assn., Ser. 1988,
            (LOC: Bank of America),
            3.55%, VRDN........................        710,000
            NEBRASKA -- 0.4%
   4,200    Lancaster Cnty. IDRB, AS
            Mid-Amer., Inc., Ser. 1994,
            (LOC: Heller Finl., Inc.),
            3.85%, VRDN........................      4,200,000
            NEVADA -- 0.4%
   4,450    Nevada Housing Division RB,
            Oakmont at Reno, (LOC: Banque
            Paribas),
            3.55%, VRDN........................      4,450,000
            NEW HAMPSHIRE -- 0.1%
   1,500    New Hampshire Hsg. Fin. Auth.
            MFHR, Nashua-Oxford, Ser.
            1990, (Surety Bond: Contl. Cas.
            Corp.),
            3.50%, VRDN........................      1,500,000
            NEW JERSEY -- 3.2%
  15,000    County of Essex TRANS, Ser. A,
            4.50%, 9/17/97.....................     15,035,454
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            NEW JERSEY -- CONTINUED
 $ 3,000    Jersey City Promissory Notes,
            4.00%, 4/3/97...................... $    3,000,973
   4,220    Jersey City Refunding Notes,
            4.125%, 1/16/98....................      4,224,405
  10,000    Jersey City TRANS, 4.75%,
            9/26/97............................     10,038,470
   2,585    New Jersey EDA-EDRB, Wood
            Hollow Assn. L.L.C., (LOC:
            Corestates Bk.),
            3.55%, VRDN........................      2,585,000
   2,800    Newark Healthcare Fac. RB, New
            Community Urban Renewal, Ser.
            1995, (COLL: GNMA),
            3.40%, VRDN........................      2,800,000
                                                    37,684,302
            NEW MEXICO -- 0.5%
   4,855    Cnty. of Sandoval MFHR,
            Arrowhead Ridge Apt., Ser.
            1996, (LIQ: FGIC),
            4.65%, 7/1/97......................      4,855,000
   1,000    Rio Arriba Cnty. IDRB,
            Franklin Industries, (LOC:
            NationsBank),
            3.60%, VRDN........................      1,000,000
                                                     5,855,000
            NEW YORK -- 3.2%
            Battery Park City Auth. Hsg.
            RB, Marina Towers Tender
            Corp., (LOC: Sumitomo Bk.)
            3.90%, VRDN:
   8,560      Ser. A...........................      8,560,000
   7,765      Ser. B...........................      7,765,000
   6,400    City of New Rochelle NY School
            Dist. TRANS,
            4.25%, 6/30/97.....................      6,404,989
   6,000    New York City GO, Ser. 1993B,
            (Ins. by FGIC),
            3.55%, VRDN........................      6,000,000
   2,500    New York City GO Subser. B5,
            (Ins. by MBIA),
            3.50%, VRDN........................      2,500,000
   6,000    New York City Mun. Wtr. Fin.
            Auth. RB, Ser. 1995A, (Ins by
            FGIC),
            3.55%, VRDN........................      6,000,000
                                                    37,229,989

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            NORTH CAROLINA -- 0.6%
 $ 3,600    Cabarrus Cnty. Indl. Fac.
            PCRB, Oiles America Corp.,
            Ser. 1989, (LOC: Indl. Bk. of
            Japan, Ltd., NY),
            4.05%, VRDN........................ $    3,600,000
   3,000    Guilford Cnty. Indl. Fac. &
            Pollution Control Fing. Auth.
            RB Sewage Disp., High Pt.
            Chem., Ser. 1994, (LOC:
            Sumitomo Bk., Ltd., NY),
            3.65%, VRDN........................      3,000,000
     570    NCNB Pooled Tax-Empt. Tr. COP, Ser.
            1990A,
            (LOC: NationsBank of NC),**
            4.125%, VRDN.......................        570,000
                                                     7,170,000
            OHIO -- 1.0%
   4,200    Cnty. of Summit IDA-IDRB,
            Shin-Etsu Silicones of Amer.
            Inc., Ser. 1994, (LOC: Bk of
            Tokyo, Ltd. & Mitsubishi Bk.,
            Ltd.),
            3.70%, VRDN........................      4,200,000
   4,250    Dayton Ohio Airport Impt. Nts.,
            4.50%, 3/25/97.....................      4,251,360
   3,000    Ohio Hsg. Fin. Agy. MFHR, 10
            Wilmington Place, Ser. 1991B,
            (LIQ: Fuji Bk., Ltd. & Ins. by
            FSA),
            3.80%, VRDN........................      3,000,000
                                                    11,451,360
            OREGON -- 0.3%
            Oregon EDRB Series CLVI,
            (LOC: Bk. of California, N.A.)
            3.75%, VRDN:
   1,960      Pacific Coast Seafoods Co........      1,960,000
   1,210      Pacific Oyster Co................      1,210,000
                                                     3,170,000
            PENNSYLVANIA -- 7.9%
   2,855    Chester Cnty. IDA Mfg. Fac.
            RB, Devault Packing Co., Inc.,
            Ser. 1995, (LOC: Meridian Bk.),
            3.75%, VRDN........................      2,855,000
  10,000    City of Philadelphia GO Bds.,
            Ser 1990, (LOC: Fuji Bk., Ltd.,
            NY),
            3.50%, 4/7/97......................     10,000,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            PENNSYLVANIA -- CONTINUED
 $   500    Elk Cnty. IDA-IDRB Ref.,
            Stackpole Corp., Ser. 1989,
            (LOC: First Natl. Bk. of
            Boston),
            4.21%, VRDN........................ $      500,000
  39,865    Emmaus General Auth. RB,
            Pennsylvania Variable Rate Ln.
            Prog., (Ins by FSA),
            3.40%, VRDN........................     39,865,000
     855    Fayette Cnty. Hosp. Auth. RB,
            Uniontown Hosp., Ser. 1996,
            (Ins. by Connie Lee),
            4.25%, 6/15/97.....................        855,337
     650    Lawrence Cnty. IDA-PCRB,
            Calgon Carbon, Ser. 1983A,
            (Gtd. by Merck & Co.),
            3.80%, VRDN........................        650,000
   1,990    Monroe Cnty. IDA-RB, United
            Steel, Ser. A, (LOC: Corestates
            Bk., N.A.),
            3.75%, VRDN........................      1,990,000
   1,500    Montgomery Cnty. IDA-RB,
            Laneko Engineering Co., Ser.
            1995, (LOC: Meridian Bk.),
            3.75%, VRDN........................      1,500,000
   3,200    Pennsylvania Higher Ed. Fac.
            Auth. RB, Carnegie Mellon
            Univ., Ser. 1995D,
            3.45%, VRDN........................      3,200,000
   1,235    Pennsylvania Econ. Dev. Fin.
            Auth. RB, C.F. Martin & Co.,
            Inc., Ser. H, (LOC: Meridian
            Bk.),
            3.75%, VRDN........................      1,235,000
   3,880    Pennsylvania Hsg. Fin. Agy.
            MERLOTS, Ser. I, (LIQ:
            Corestates Bk., N.A.),
            4.125%, 4/1/97.....................      3,880,000
   8,100    Philadelphia Hosp. & Higher
            Ed. Fac. Auth. RB., Children
            Hosp., Ser. A, (SPA: Morgan
            Guaranty, NY),
            3.45%, VRDN........................      8,100,000
     920    Reading School Dist. GO, Ser.
            1997, 3.95%, 1/15/98...............        920,736
   9,400    School Dist. of Philadelphia
            TRANS, Ser. 1996,
            4.50%, 6/30/97.....................      9,415,002

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            PENNSYLVANIA -- CONTINUED

 $ 2,000    Schuylkill Cnty. IDA-RB,
            Craftex Mills, Inc., (LOC:
            Corestates Bk.),
            3.75%, 3/5/97...................... $    2,000,000
   2,010    West Cornwall Twp. Muni. Auth.
            RB, Lebanon Vly. Brethren
            Home, Ser. 1995, (LOC: Meridian
            Bk.),
            3.50%, VRDN........................      2,010,000
   3,040    Westmoreland Cnty. IDA-IDRB,
            White Consolidated Ind., Inc.,
            (LOC: Chemical Bk.),
            3.96%, 6/1/97......................      3,041,936
                                                    92,018,011
            RHODE ISLAND -- 0.3%
   3,000    Rhode Island Solid Waste Mgmt.
            Corp. Landfill Lease Nts.,
            Ser. 1995A,
            4.50%, 8/1/97......................      3,004,225
            SOUTH CAROLINA -- 0.9%
   3,500    Darlington Cnty. IDA-IDRB,
            B.F. Shaw, Inc., Ser. 1995,
            (LOC: Mercantile Bk. of St.
            Louis N.A.),
            3.90%, VRDN........................      3,500,000
   2,225    Lexington Cnty. RB, Charter
            Rivers Hosp., (LOC: Bk. of
            Tokyo),
            3.50%, VRDN........................      2,225,000
     250    South Carolina Jobs EDA Hosp.
            Facs. RB, Beloit Corp., (LOC:
            Cr. Coml. de France),
            3.60%, VRDN........................        250,000
            South Carolina Jobs EDA-EDRB,
            (LOC: Cr. Coml. de France):
     600      Ridge Pallets, Ser. B
              3.70%............................        600,000
   2,700      Roller Bearing Co., Ser. 1994A,
              4.10%............................      2,700,000
     750      Tuttle Co., Inc., Ser. A,
              3.70%............................        750,000
                                                    10,025,000
            SOUTH DAKOTA -- 0.5%
   5,285    Rapid City EDRB, Civic
            Center Assoc., (LOC: Bayerische
            Vereinsbank AG),
            3.65%, VRDN........................      5,285,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            TENNESSEE -- 3.2%
 $ 1,000    IDB of Blount Cnty. IDRB,
            Advance Crystal, Inc., Ser.
            1988, (LOC: Indl. Bk. of Japan,
            Ltd.),
            3.75%, VRDN........................ $    1,000,000
            IDB of Met. Govt. of
            Nashville, Ser. 1989, (LOC:
            Sumitomo Bk.),
            3.65%, VRDN:
   8,995      Beechwood........................      8,995,000
   4,680      Belle Valley.....................      4,680,000
   6,710      Graybrook Apts...................      6,710,000
   3,200    IDB of the City Chattanooga
            RRB, Radisson Read House, Ser.
            1995, (LOC: Heller Finl. Inc.),
            4.15%, VRDN........................      3,200,000
   5,000    IDB of the City of Morristown
            IDRB, Camvac Intl., Inc., Ser.
            1983, (LOC: ABN-Amro Bk.),
            3.625%, VRDN.......................      5,000,000
     500    Monroe Cnty. Indl. Dev. Brd.
            IDRB, Amer. Transit Corp.,
            (LOC: Bk. of New York),
            3.60%, VRDN........................        500,000
   3,405    Shelby Cnty. Hlth. Edl. & Hsg.
            Fac. Brd., Methodist Hlth.
            Sys., Ser. C, (LIQ: Sanwa Bk.,
            Ltd & Ins. by MBIA),
            4.05%, 8/1/97......................      3,405,000
   4,285    Smyrna Hsg. Assn. MFHR,
            Imperial Gardens Apts., Ser.
            1989, (LOC: Sumitomo Bk.),
            3.65%, VRDN........................      4,285,000
                                                    37,775,000
            TEXAS -- 5.5%
   2,500    Brazos River Harbor Navigation
            Dist. RB, BASF Corp., (Gtd. by
            Basf Corp.),
            3.55%, VRDN........................      2,500,000
   5,985    Galveston Hsg. Fin. Corp. MFHR
            Ref., Vlg. by the Sea Apt.,
            Ser. 1993, (LOC: Sumitomo Bk.),
            3.75%, VRDN........................      5,985,000
   3,400    Gulf Coast Waste Disposal
            Auth. RB, Amoco Oil Co., (Gtd.
            by Amoco Oil),
            3.55%, VRDN........................      3,400,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            TEXAS -- CONTINUED

 $ 2,600    Harris Cnty. Hsg. Fin. Corp.,
            MFHR, Methodist Hosp., Ser.
            1994, (LOC: Morgan Guaranty,
            NY),
            3.45%, VRDN........................ $    2,600,000
   7,000    Matagorda Cnty. Nav. Dist. #1
            CDC Certificates, Ser. 97D,
            (LIQ: Caisse Depots & Ins. by
            FGIC),
            3.50%, VRDN........................      7,000,000
   7,905    NCNB Pooled Tax-Empt. Tr. COP, Ser.
            1990B, (LOC: NationsBank of Texas),
            4.125%, VRDN.......................      7,905,000
   4,000    Port of Corpus Christi Auth.
            Nueces Cnty. RRB, Union
            Pacific Corp., Ser. 1989 TECP,
            (Gtd. by Union Pacific Corp.),
            3.85%, 5/21/97.....................      4,000,000
   4,800    Southwest Higher Ed. Auth. RB,
            Southern Methodist Univ., (LOC:
            Morgan Guaranty, NY),
            3.45%, VRDN........................      4,800,000
   4,380    Tarrant Cnty. Hsg. Fin. Corp.
            MFHR Ref., Lincoln Meadows,
            Ser. 1988 ARB, (Surety: Contl.
            Cas. Corp.),
            4.10%, 12/1/97.....................      4,379,636
  15,000    Texas TRANS, 4.75%, 8/29/97........     15,055,196
   6,000    Tyler Health Fac. Dev. Corp.
            RB, East Texas Med. Ctr. Regl.
            Hlth., Ser. 1993C TECP, (LOC:
            Banque Paribas),
            3.50%, 3/12/97.....................      6,000,000
                                                    63,624,832
            UTAH -- 4.8%
   2,800    Summit Cnty. IDRB, Hornes'
            Kimball Junction L.P., Ser.
            1985, (LOC: West One Tr.),
            3.80%, VRDN........................      2,800,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            UTAH -- CONTINUED
            Tooele Cnty. Hazardous Waste
            Treatment RB, Union Pacific
            Corp., Ser. A TECP, (Gtd. by
            Union Pacific Corp.):
 $ 7,000      3.80%, 3/10/97................... $    7,000,000
   6,290      3.80%, 4/10/97...................      6,290,000
  10,000      3.80%, 4/24/97...................     10,000,000
  15,400      3.80%, 4/28/97...................     15,400,000
  15,000      3.85%, 4/7/97....................     15,000,000
                                                    56,490,000
            VERMONT -- 0.2%
   2,000    Burlington Wastwater Revenue
            TRANS,
            5.60%, 1/30/98.....................      2,028,545
            VIRGINIA -- 0.9%
   2,900    Henrico Cnty. IDA RB,
            (LOC: Tokai Bk., Ltd.),
            3.95%, VRDN........................      2,900,000
   3,000    Richmond Cnty. Indl. Fac.
            PCRB, Cogentrix of Richmond,
            (LOC: Banque Paribas),
            3.90%, VRDN........................      3,000,000
   3,500    Richmond IDA-RB, Cogentrix of
            Richmond, (LOC: Banque Paribas),
            3.90%, VRDN........................      3,500,000
   1,000    Rockingham Cnty. Indl. Dev.
            PCRB, Merck & Co., Inc., Ser.
            1983A, (Gtd. by Merck & Co.),
            3.55%, VRDN........................      1,000,000
                                                    10,400,000
            WASHINGTON -- 1.8%
   2,200    Klickitat Cnty. Pub. Corp. RB,
            Mercer Ranches, Ser. 1996,
            (LOC: U.S. Bk. of Washington,
            N.A.),
            3.80%, VRDN........................      2,200,000
   2,000    Pierce Cnty. Econ. Dev. Corp.,
            McFarland Cascade, (LOC: U.S.
            Bk. of Washington, N.A.),
            3.80%, VRDN........................      2,000,000

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE


SHORT-TERM MUNICIPAL SECURITIES -- CONTINUED

            WASHINGTON -- CONTINUED

 $   410    Pierce Cnty. Econ. Dev. Corp.
            IDRB, Pickering Industries,
            Ser. 1990, (LOC: Indl. Bk. of
            Japan, Ltd.),
            3.50%, VRDN........................ $      410,000
            Pilchuck Dev. Pub. Corp. IDRB,
            (LOC: Bk. of California, N.A.),
            VRDN:
   1,455      Canyon Park Assn., 3.65%,........      1,455,000
   1,047      Hillside Assn., 3.65%,...........      1,047,000
   1,312      Omni Assn., 3.65%,...............      1,312,000
   8,450      Romac Industries, Inc., Ser.
              1995,
              3.70%,...........................      8,450,000
            Washington Pub. Pwr. Sup. Sys.
            Nuclear RRB No. 1:
   1,000      7.10%, 7/1/97....................      1,010,070
   1,635      Ser. A, 4.50%, 7/1/97............      1,637,631
   1,525    Washington Pub. Pwr. Sup. Sys.
            Nuclear RRB No. 2, Ser. A,
            4.50%, 7/1/97......................      1,527,449
                                                    21,049,150
            WISCONSIN -- 2.3%
  27,230    Southeast Pro. Baseball Park
            Dist. Sales Tax RB, Ser. 1996,
            (Invest. Agreement: Bayrland),
            4.10%, 12/15/97....................     27,230,000
PRINCIPAL
 AMOUNT
  (000)                                             VALUE
            OTHER -- 5.6%
            Puttable Floating Opt.
            Tax-Empt., (LIQ: Credit
            Suisse),
            3.55%, VRDN:
 $51,780      IBM Grantor Trust, Ser.
              1996C............................ $   51,780,000
  10,370      KOCH Fin. Corp...................     10,370,000
   3,340    Puttable Floating Opt.
            Tax-Empt. PPT-5W, (LIQ: Credit
            Suisse),
            3.55%, VRDN........................      3,340,000
                                                    65,490,000
            TOTAL SHORT-TERM MUNICIPAL
            SECURITIES
            (COST $1,168,720,601)..............  1,168,720,601

 SHARES
  (000)
 MUTUAL FUND SHARES -- 0.0%
            (COST $300,000)
     300    Federated Tax-Free Obligation
            Fund.............................         300,000
            TOTAL INVESTMENTS --
              (COST $1,169,020,601).... 100.2 %  1,169,020,601
            OTHER ASSETS AND
              LIABILITIES, NET......... (0.2)      (2,452,126)
            NET ASSETS --.............. 100.0 % $1,166,568,475

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

Summary of Abbreviations:

ACES -- Adjustable Convertible Extendable Securities
AMBAC -- American Municipal Bond Assurance Corp.
ARB -- Adjustable Rate Bonds
COLL -- Collateral
COP -- Certificates of Participation
EDA -- Economic Development Authority
EDRB -- Economic Development Revenue Bond
FGIC -- Financial Guaranty Insurance Co.
FSA -- Financial Security Assurance Inc.
GNMA -- Government National Mortgage Association
GO -- General Obligations
HFA -- Housing Finance Agency
IDA -- Industrial Development Authority
IDB -- Industrial Development Board
IDR -- Industrial Development Revenue
IDRB -- Industrial Development Revenue Bond
LIQ -- Liquidity Provider
LOC -- Letter of Credit
MBIA -- Municipal Bond Investors Assurance
MERLOTS -- Municipal Exempt Receipts Liquidity Option
             Tenders
MFHR -- Multifamily Housing Revenue
MSTR -- Municipal Securities Trust Receipt
PCRB -- Pollution Control Revenue Bond
RB -- Revenue Bonds
RRB -- Refunding Revenue Bonds
SLMA -- Student Loan Marketing Association
SPA -- Securities Purchase Agreement
TECP -- Tax Exempt Commercial Paper
TRANS -- Tax Revenue Anticipation Notes
VRDN -- Variable Rate Demand Notes
YTM -- Yield To Maturity

Adjustable Rate Bonds are putable back to the issuer or other parties not affiliated with the issuer at par on the interest reset dates. Interest rates are determined and set by the issuer quarterly, semi-annually or annually depending upon the terms of the security. Interest rates presented for these securities are those in effect at February 28, 1997. These securities represent 2% of total investments at February 28, 1997.

Variable Rate Demand Notes are payable on demand on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily, weekly or monthly depending upon the terms of the security. Interest rates presented for these securities are those in effect at February 28, 1997. These securities represent 66% of total investments at February 28, 1996.

Certain obligations held in the portfolio have credit enhancements or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements include: letters of credit; liquidity guarantees; standby bond purchase agreements; tender option purchase agreements; and third party insurance (i.e. AMBAC, FGIC and MBIA). Adjustable rate bonds and variable rate demand notes held in the portfolio may be considered derivative securities within the standards imposed by the Securities and Exchange Commission under Rule 2a-7 which were designed to minimize both credit and market risk.

** Rule 144A securities which are restricted in resale to qualified institutions and are considered liquid.

See accompanying notes to financial statements.
  33

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

ASSETS:
   Investments at value (identified cost $1,169,020,601).......................................................  $1,169,020,601
   Cash........................................................................................................         394,307
   Interest receivable.........................................................................................       7,498,626
   Receivable for Fund shares sold.............................................................................         544,063
   Prepaid expenses and other assets...........................................................................          55,690
         Total assets..........................................................................................   1,177,513,287
LIABILITIES:
   Payable for investments securities purchased................................................................       8,025,581
   Dividends payable...........................................................................................       1,488,403
   Accrued advisory fee........................................................................................         418,469
   Payable for Fund shares redeemed............................................................................         331,387

   Distribution fee payable....................................................................................         326,010
   Accrued expenses............................................................................................         354,962
         Total liabilities.....................................................................................      10,944,812
NET ASSETS.....................................................................................................  $1,166,568,475
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $1,166,826,346
   Accumulated net realized loss on investment transactions....................................................        (257,871)
         Net assets............................................................................................  $1,166,568,475

CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($689,576,557)(689,695,276 shares of beneficial interest outstanding).....................................  $1.00
   Class Y Shares ($476,991,918)(477,092,273 shares of beneficial interest outstanding).....................................  $1.00

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Interest.......................................................................................               $22,596,170
EXPENSES:
   Advisory fee...................................................................................  $2,892,482
   Distribution fee -- Class A Shares.............................................................     965,960
   Custodian fee..................................................................................     135,426
   Transfer agent fee.............................................................................      91,314
   Reports and notices to shareholders............................................................      53,351
   Registration and filing fees...................................................................      37,198
   Interest expense...............................................................................      28,513
   Professional fees..............................................................................      23,109
   Insurance......................................................................................       9,341
   Trustees' fees and expenses....................................................................       7,250
   Other..........................................................................................      11,094
                                                                                                     4,255,038
   Less advisory fee waiver.......................................................................    (283,470)
      Net expenses................................................................................                 3,971,568
Net investment income.............................................................................                18,624,602
Net realized gain on investments..................................................................                         9
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............................................               $18,624,611

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                            SIX MONTHS
                                                                                              ENDED
                                                                                           FEBRUARY 28,      YEAR ENDED
                                                                                               1997          AUGUST 31,
                                                                                           (UNAUDITED)          1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income................................................................  $   18,624,602   $    36,638,019
   Net realized gain (loss) on investment transactions..................................               9            (6,227)
      Net increase in net assets resulting from operations..............................      18,624,611        36,631,792
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.......................................................................      (9,787,172)      (19,837,670)
   Class Y Shares.......................................................................      (8,837,430)      (16,800,349)
      Total distributions to shareholders from net investment income....................     (18,624,602)      (36,638,019)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold............................................................   1,266,527,489     2,572,408,736
   Proceeds from shares issued from aquisition of FFB Tax-Free Money Market Fund........              --       103,129,021
   Proceeds from reinvestment of distributions..........................................       8,133,007        16,202,992
   Payments for shares redeemed.........................................................  (1,385,441,253)   (2,390,799,129)
         Net increase (decrease) resulting from Fund share transactions.................    (110,780,757)      300,941,620
         Net increase (decrease) in net assets..........................................    (110,780,748)      300,935,393
NET ASSETS:
   Beginning of period..................................................................   1,277,349,223       976,413,830
   End of period........................................................................  $1,166,568,475   $ 1,277,349,223

See accompanying notes to financial statements.

                     EVERGREEN TAX EXEMPT MONEY MARKET FUND
(Photo of coins)
                              FINANCIAL HIGHLIGHTS

                                               CLASS A SHARES                                 CLASS Y SHARES
                                     SIX MONTHS               JANUARY 5,   SIX MONTHS
                                       ENDED                    1995*        ENDED
                                    FEBRUARY 28,  YEAR ENDED   THROUGH    FEBRUARY 28,
                                        1997      AUGUST 31,  AUGUST 31,      1997                YEAR ENDED AUGUST 31,
                                    (UNAUDITED)      1996        1995     (UNAUDITED)       1996       1995      1994      1993
PER SHARE DATA:
Net asset value, beginning of
  period...........................      $1.00        $1.00        $1.00       $1.00          $1.00     $1.00     $1.00     $1.00
Net investment income..............       0.01         0.03         0.02        0.02           0.03      0.04      0.02      0.03
Less distributions to shareholders
  from net investment income.......      (0.01)       (0.03)       (0.02)      (0.02)         (0.03)    (0.04)    (0.02)    (0.03)
Net asset value, end of period.....      $1.00        $1.00        $1.00       $1.00          $1.00     $1.00     $1.00     $1.00
TOTAL RETURN+......................       1.5%         3.2%         2.2%        1.7%           3.5%      3.6%      2.5%      2.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..................   $689,577     $660,516    $ 554,924    $476,992      $ 616,833  $421,490  $402,419  $401,376
Ratios to average net assets:
  Expenses**.......................       .82%++       .79%         .78%++       .52%++        .49%      .50%      .34%      .34%
  Net investment income**..........      3.06%++      3.14%        3.28%++      3.37%++       3.44%     3.53%     2.47%     2.58%

                                       CLASS Y SHARES
                                YEAR ENDED AUGUST 31, 1992
PER SHARE DATA:
Net asset value, beginning of
  period...........................     $1.00
Net investment income..............      0.04
Less distributions to shareholders
  from net investment income.......     (0.04)
Net asset value, end of period.....     $1.00
TOTAL RETURN+......................      3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..................  $416,924
Ratios to average net assets:
  Expenses**.......................      .32%
  Net investment income**..........     3.72%

 # The Fund changed its fiscal year end from February 28 to August 31.

 + Total return is calculated on the net asset value per share for the periods indicated and is not annualized.

++ Annualized.

 * Commencement of class operations.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                          CLASS A SHARES                              CLASS Y SHARES
                                                SIX MONTHS               JANUARY 5,    SIX MONTHS
                                                  ENDED                    1995*         ENDED
                                               FEBRUARY 28,  YEAR ENDED   THROUGH     FEBRUARY 28,
                                                   1997      AUGUST 31,  AUGUST 31,       1997            YEAR ENDED AUGUST 31,
                                               (UNAUDITED)      1996        1995      (UNAUDITED)       1996     1995   1994   1993
Expenses......................................      .87%++       .90%        .90%++        .56%++        .60%     .63%   .64%   .63%
Net investment income.........................     3.01%++      3.03%       3.16%++       3.32%++       3.33%    3.40%  2.17%  2.29%

                                           CLASS Y SHARES
                                     YEAR ENDED AUGUST 31, 1992
Expenses......................................   .63%
Net investment income.........................  3.41%

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)

A REPORT FROM YOUR
PORTFOLIO MANAGER
KELLIE ALLEN

  We are pleased to present the Semiannual Report for the
Evergreen Treasury Money Market Fund for the six-month period ended February 28, 1997. The total return for the Fund's Class A shares for the six months was 2.34%*. This return was ahead of the Lipper average of 97 U.S. Treasury Money Market funds
tracked by Lipper Analytical Services during that period**. The seven-day current and effective yields as of February 28, for the Fund's Class A shares were 4.61% and 4.72%, respectively.
  The past six months have proven to be a roller coaster ride        [Photo]
for fixed income investors. The bond market rallied throughout the second half of calendar 1996 as interest rates declined, but was stifled as rates jumped in December then steadily increased throughout the first two months of 1997. The yield on the benchmark thirty-year treasury bond began the six-month period at 7.1%, declined, then rebounded and settled at 6.8% on February 28. Short-term rates also fluctuated rather dramatically during the six-month period. The yield on the three-month treasury bill began the fiscal year at 5.3%, declined steadily through mid-December, then climbed sharply to finish at 5.2% on February 28.
  In the final week of February, Federal Reserve Chairman, Alan Greenspan, rocked the financial markets in an appearance before Congress. Mr. Greenspan, while acknowledging that inflation remains in check, suggested that the best course of action may be to raise rates as a preventative measure to curb inflation before it actually appears. The Federal Reserve Board had neither raised nor lowered interest rates in well over a year. As of February 28, the yield on two-year treasury notes stood at 6.09%, 84 basis points above the Fed Funds rate.
  The Fund invests exclusively in short-term U.S. Government obligations which are fully guaranteed as to principal and interest by the U.S. Government. Within the Fund, we continue to maintain a maturity at the longer end of our normal range in an attempt to lock in higher, more attractive rates. The Fund also utilizes reverse repurchase agreements to help enhance the portfolio's return. This process, relatively risk-free, provides the Fund an opportunity gain a couple of basis points as a reward, which can help it to outperform similar funds. The Fund's longer-term performance continues to be impressive as its five-year average annual compound return ended March 31, 1997, ranked number one among the 49 Treasury money market funds tracked by Lipper during that time**. The Fund's one-year total return ended March 31, ranked number four out of the 96 Treasury money market funds tracked by Lipper during that time.
  Thank you for your investment in the Evergreen Treasury Money Market Fund.

FIGURES REPRESENT PAST PERFORMANCE WHICH IS NO GUARANTEE OF FUTURE RESULTS.

* PERFORMANCE FIGURES INCLUDE THE REINVESTMENT OF INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY.

   DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, PERFORMANCE AND YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.

   THE FUND MAY INCUR 12B-1 EXPENSES UP TO AN ANNUAL MAXIMUM OF .35 OF 1% OF ITS AVERAGE DAILY NET ASSETS OF ITS CLASS A SHARES. FOR THE FORESEEABLE FUTURE, HOWEVER, MANAGEMENT INTENDS TO LIMIT SUCH PAYMENTS TO .30 OF 1% OF THE FUND'S DAILY NET ASSETS OF ITS CLASS A SHARES.

** SOURCE: LANA (LIPPER ANALYTICAL NEW APPLICATIONS) LIPPER ANALYTICAL SERVICES
   INC., IS AN INDEPENDENT MUTUAL FUNDS PERFORMANCE MONITOR. LIPPER AVERAGE DOES NOT INCLUDE SALES CHARGES, AND IF INCLUDED PERFORMANCE MAY BE LOWER AND THE FUND'S RANKINGS MAY BE DIFFERENT.

   AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE. YIELDS FLUCTUATE.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)
                            STATEMENT OF INVESTMENTS
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
 U.S. TREASURY BILLS -- 3.4%
            (COST $99,358,750)
$100,000    5.130%, 4/17/97.................... $   99,358,750
 U.S. TREASURY NOTES -- 27.9%
  25,000    6.125%, 3/31/97....................     25,120,850
  50,000    6.875%, 4/30/97++..................     50,353,066
  50,000    6.500%, 4/30/97++..................     50,055,643
  70,000    8.500%, 5/15/97++..................     70,365,276
 150,000    6.375%, 6/30/97++..................    150,532,859
 110,000    6.000%, 8/31/97....................    109,999,538
 135,000    5.750%, 9/30/97....................    135,140,293
  50,000    5.750%, 10/31/97...................     50,037,723
 175,000    5.250% 12/31/97....................    174,566,568
            TOTAL U.S. TREASURY NOTES
            (COST $816,171,816)................    816,171,816
 REPURCHASE AGREEMENTS* -- 80.4%
 120,000    Barclays Bank, PLC,
            5.350%, dated 2/28/97, due 3/03/97
            (1)................................    120,000,000
 120,000    Daiwa Securities Co., Ltd.,
            5.360%, dated 2/28/97, due 3/03/97
            (2)................................    120,000,000
 150,000    Dean Witter Reynolds, Inc.,
            5.350%, dated 2/24/97, due 3/03/97
            (3)................................    150,000,000
 120,000    Donaldson, Lufkin & Jenrette
            Securities Corp.,
            5.350%, dated 2/28/97, due 3/03/97
            (4)................................    120,000,000
 100,000    Dresdner Bank AG,
            5.350%, dated 2/24/97, due 3/03/97
            (5)................................    100,000,000
 102,062    Dresdner Bank AG,
            5.250%, dated 2/03/97, due 4/30/97
            (6)**+.............................    102,062,500
 151,500    Dresdner Bank AG,
            5.330%, dated 2/04/97, due 6/30/97
            (7)**+.............................    151,500,000
 120,000    First Boston Corp.,
            5.350%, dated 2/28/97, due 3/03/97
            (8)................................    120,000,000
 120,000    Goldman, Sachs Group L.P.,
            5.350%, dated 2/28/97, due 3/03/97
            (9)................................    120,000,000
 120,000    HSBC Securities, Inc.,
            5.350%, dated 2/28/97, due 3/3/97
            (10)...............................    120,000,000

PRINCIPAL
 AMOUNT
  (000)                                             VALUE
$130,000    Lehman Brothers Inc.,
            5.370%, dated 2/28/97, due 3/03/97
            (11)............................... $  130,000,000
 120,000    Merrill Lynch, Pierce, Fenner
            & Smith,
            5.350%, dated 2/28/97, due 3/03/97
            (12)...............................    120,000,000
 120,000    Morgan Guaranty Trust Co.
            of New York,
            5.375%, dated 2/28/97, due 3/03/97
            (13)...............................    120,000,000
 120,000    Morgan Stanley Co.,
            5.300%, dated 2/28/97, due 3/03/97
            (14)...............................    120,000,000
  50,000    NationsBank, Charlotte, NC,
            5.350%, dated 2/28/97, due 3/03/97
            (15)...............................     50,000,000
 200,000    Nikko Securities Co.
            International, Inc.,
            5.360%, dated 2/24/97, due 3/03/97
            (16)...............................    200,000,000
 150,000    Smith Barney Shearson, Inc.,
            5.280%, dated 2/20/97, due 3/06/97
            (17)...............................    150,000,000
  72,100    Smith Barney Shearson, Inc.,
            5.330%, dated 2/20/97, due 5/15/97
            (18)**+............................     72,100,000
  50,000    State Street Bank & Trust Co.,
            5.100%, dated 2/28/97, due 3/03/97
            (19)...............................     50,000,000
 120,000    Union Bank Switzerland,
            5.370%, dated 2/28/97, due 3/03/97
            (20)...............................    120,000,000
            TOTAL REPURCHASE AGREEMENTS
            (COST $2,355,662,500)..............  2,355,662,500

 SHARES
  (000)
 MUTUAL FUND SHARES -- 2.7%
            (COST $79,540,717)
   79,540   Fidelity U.S. Treasury, Inc.
            Portfolio...................            79,540,717
            TOTAL INVESTMENTS --
              (COST $3,350,733,783)..... 114.4%  3,350,733,783
            OTHER ASSETS AND
              LIABILITIES -- NET........ (14.4)   (422,364,779)
            NET ASSETS.................. 100.0% $2,928,369,004

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

* Collateralized by:

(1) $35,364,000 U.S. Treasury Notes, 6.00% to 6.50%, 12/31/97 to 5/15/05; value including accrued interest -- $35,858,189 and $78,736,000 U.S. Treasury Bonds, 6.625% to 6.875%, 8/15/25 to 2/15/27; value including accrued interest -- $77,342,181 and $39,800,000 U.S. Treasury Strips, 5/15/12 to
    8/15/24; value including accrued interest -- $9,200,121.

(2) $104,613,000 U.S. Treasury Bonds, 11/15/08 to 11/15/22; value including accrued interest -- $122,400,222.

(3) $14,513,000 U.S. Treasury Notes, 5.875% to 8.875%, 7/31/97 to 11/15/01;
    value including accrued interest -- $15,532,303 and $40,149,000 U.S. Treasury Bills, 7/3/97 to 1/8/98; value including accrued interest -- $38,906,229 and $341,077,033 U.S. Treasury Strips, 5/15/97 to
    8/15/26; value including accrued interest -- $98,561,942.

(4) $8,010,000 U.S. Treasury Notes, 5.75%, 8/15/03; value including accrued interest -- $7,724,915 and $282,041,000 U.S. Treasury Strips, 5/15/97 to
    2/15/25; value including accrued interest -- $114,675,597.

(5) $500,000 U.S. Treasury Notes, 6.875%, 7/3/99; value including accrued interest -- $510,629 and $103,014,000 U.S. Treasury Bills, 3/6/97 to
    6/26/97; value including accrued interest -- $101,489,538.

(6) $1,715,000 U.S. Treasury Notes, 5.25%, 12/31/97; value including accrued interest -- $1,724,856 and $107,037,087 GNMA, 5.50% to 6.50%; value including accrued interest -- $102,330,270.

(7) $152,875,000 U.S. Treasury Notes, 5.25% to 6.625%, 12/31/97 to 6/30/01;
    value including accrued interest -- $154,741,951.

(8) $123,190,000 U.S. Treasury Notes, 2/28/98 to 8/15/03; value including accrued interest -- $122,646,400.

(9) $137,751,000 U.S. Treasury Bills, 6.00%, 02/15/26; value including accrued interest -- $122,400,124.

(10) $127,303,835 GNMA, 5.50% to 7.125%; value including
     interest -- $122,402,557.

(11) $249,009,000 U.S. Treasury Strips, 5/15/05 to 11/15/08; value including accrued interest -- $132,602,012.

(12) $60,486,000 U.S. Treasury Bills, 10.375% to 14.00%, 11/15/11 to 8/15/13;
     value including accrued interest -- $91,040,470 and $205,105,000 U.S. Treasury Strips, 6.00% to 8.75%, 8/15/20 to 8/15/26; value including accrued interest -- $31,364,202.

(13) $123,139,000 U.S. Treasury Notes, 6.25%, 2/28/02; value including accrued interest -- $122,400,659.

(14) $108,632,000 U.S. Treasury Bills, 8.125%, 8/15/19; value including accrued interest -- $123,326,067.

(15) $51,000,000 U.S. Treasury Notes, 6.00%, 9/30/98; value including accrued interest -- $51,023,904.

(16) $200,645,000 U.S. Treasury Notes, 5.50% to 8.75%, 6/30/97 to 12/31/00;
     value including accrued interest -- $204,341,172.

(17) & (18) $226,089,367 GNMA, 4.50% to 8.50%, 1/1/00 to 2/20/27; value including accrued interest -- $220,209,709 and $21,771,000 U.S. Treasury Strips, 11/15/14; value including accrued interest -- $6,339,998.

(19) $50,000,000 U.S. Treasury Bills, 7.50%, 11/15/16; value including accrued interest -- $49,989,386.

(20) $193,243,000 U.S. Treasury Strips, 5/15/02 to 5/15/05; value including accrued interest -- $122,402,760.

** Repurchase agreements are puttable back to the issuer on no more than seven calendar days notice given by the Fund.

 + Represents investment of cash collateral received from securities on loan.

++ Securities on loan (See Note 3).

     See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)
                      STATEMENT OF ASSETS AND LIABILITIES
                               FEBRUARY 28, 1997
                                  (UNAUDITED)

ASSETS:
   Investments in repurchase agreements........................................................................  $2,355,662,500
   Investments in securities...................................................................................     995,071,283
      Investments at value (identified cost $3,350,733,783)....................................................   3,350,733,783
   Cash........................................................................................................              28
   Interest receivable.........................................................................................      14,047,611
   Receivable for Fund shares sold.............................................................................         262,629
   Prepaid expenses and other assets...........................................................................          79,363
         Total assets..........................................................................................   3,365,123,414
LIABILITIES:
   Securities on loan..........................................................................................     326,686,987
   Payable for investments purchased...........................................................................      99,358,750
   Dividends payable...........................................................................................       8,210,392
   Accrued expenses............................................................................................       1,639,593
   Accrued advisory fee........................................................................................         771,366
   Payable for Fund shares redeemed............................................................................           2,393
   Administration fee payable..................................................................................          84,929
         Total liabilities.....................................................................................     436,754,410
NET ASSETS.....................................................................................................  $2,928,369,004
NET ASSETS CONSIST OF:
   Paid-in capital.............................................................................................  $2,928,319,364
   Accumulated net realized gain on investment transactions....................................................          49,640
         Net assets............................................................................................  $2,928,369,004
CALCULATION OF NET ASSET VALUE PER SHARE:
   Class A Shares ($2,298,842,953)(2,298,816,515 shares of beneficial interest outstanding).....................  $         1.00

   Class Y Shares ($629,526,051)(629,519,400 shares of beneficial interest outstanding).........................  $         1.00

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)
                            STATEMENT OF OPERATIONS
                       SIX MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)

INVESTMENT INCOME:
   Interest.....................................................................................                $87,318,975
EXPENSES:
   Advisory fee.................................................................................  $ 5,686,866
   Distribution fee -- Class A Shares...........................................................    3,745,455
   Administration fee...........................................................................      723,741
   Custodian fee................................................................................      258,368
   Transfer agent fee...........................................................................       75,860
   Reports and notices to shareholders..........................................................       55,295
   Trustees' fees and expenses..................................................................       28,363
   Registration and filing fees.................................................................       18,433
   Professional fees............................................................................       16,914
   Insurance....................................................................................       10,514
   Other........................................................................................       11,197
                                                                                                   10,631,006
   Less advisory fee waiver.....................................................................     (210,020)
      Net expenses..............................................................................                 10,420,986
Net investment income...........................................................................                 76,897,989
Net realized gain on investments................................................................                         --
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............................................                $76,897,989

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
(Photo of eagle)
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS
                                                                                              ENDED
                                                                                          FEBRUARY 28,       YEAR ENDED
                                                                                              1997           AUGUST 31,
                                                                                           (UNAUDITED)          1996
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...............................................................  $    76,897,989   $   121,967,383
   Net realized gain (loss) on investment transactions.................................               --           161,674
      Net increase in net assets resulting from operations.............................       76,897,989       122,129,057
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares......................................................................      (58,225,400)     (101,441,299)
   Class Y Shares......................................................................      (18,672,589)      (20,526,084)
      Total distributions to shareholders from net investment income...................      (76,897,989)     (121,967,383)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...........................................................    4,033,715,063     6,442,829,718
   Proceeds from shares issued from acquisition
      of FFB U.S. Treasury Fund........................................................               --     1,070,672,333
   Proceeds from shares issued from acquisition
      of FFB U.S. Government Fund......................................................               --       327,532,054
   Proceeds from shares issued from acquisition
      of FFB 100% U.S. Treasury Fund...................................................               --        28,227,573
   Proceeds from reinvestment of distributions.........................................       10,668,847        17,972,077
   Payments for shares redeemed........................................................   (4,483,678,594)   (5,974,992,600)
      Net increase (decrease) resulting from Fund share transactions...................     (439,294,684)    1,912,241,155
      Net increase (decrease) in net assets............................................     (439,294,684)    1,912,402,829
NET ASSETS:
   Beginning of period.................................................................    3,367,663,688     1,455,260,859
   End of period.......................................................................  $ 2,928,369,004   $ 3,367,663,688

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
                                 CLASS A SHARES
(Photo of eagle)
                              FINANCIAL HIGHLIGHTS

                                                                  SIX MONTHS                     EIGHT
                                                                    ENDED                        MONTHS
                                                                 FEBRUARY 28,    YEAR ENDED      ENDED          YEAR ENDED
                                                                     1997        AUGUST 31,    AUGUST 31,      DECEMBER 31,
                                                                 (UNAUDITED)        1996         1995#        1994      1993
PER SHARE DATA:
Net asset value, beginning of period..........................       $1.00          $1.00         $1.00       $1.00     $1.00
Net investment income.........................................        0.02           0.05          0.03        0.04      0.03
Less distributions to shareholders from net investment
  income......................................................       (0.02)         (0.05)        (0.03)      (0.04)    (0.03)
Net asset value, end of period................................       $1.00          $1.00         $1.00       $1.00     $1.00
TOTAL RETURN+.................................................        2.3%           5.0%          3.6%        3.8%      2.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).......................      $2,299         $2,608        $1,178        $755      $261
Ratios to average net assets:
  Expenses**..................................................       0.71%++        0.69%         0.63%++     0.50%     0.48%
  Net investment income**.....................................       4.66%++        4.76%         5.30%++     3.91%     2.70%


                                                                 YEAR ENDED
                                                                 DECEMBER 31,
                                                                    1992
PER SHARE DATA:
Net asset value, beginning of period..........................   $1.00
Net investment income.........................................    0.03
Less distributions to shareholders from net investment
  income......................................................   (0.03)
Net asset value, end of period................................   $1.00
TOTAL RETURN+.................................................    3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions).......................    $209
Ratios to average net assets:
  Expenses**..................................................   0.48%
  Net investment income**.....................................   3.22%

#  The Fund changed its fiscal year end from December 31 to August 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                     SIX MONTHS                     EIGHT
                                                                       ENDED                        MONTHS
                                                                    FEBRUARY 28,    YEAR ENDED      ENDED         YEAR ENDED
                                                                        1997        AUGUST 31,    AUGUST 31,     DECEMBER 31,
                                                                    (UNAUDITED)        1996         1995#       1994     1993
Expenses.........................................................       0.72%++        0.77%         0.79%++    0.78%    0.82%
Net investment income............................................       4.65%++        4.68%         5.14%++    3.63%    2.36%


                                                                   YEAR ENDED
                                                                   DECEMBER 31,
                                                                      1992
Expenses.........................................................  0.82%
Net investment income............................................  2.88%

See accompanying notes to financial statements.

                      EVERGREEN TREASURY MONEY MARKET FUND
                                 CLASS Y SHARES
(Photo of eagle)
                              FINANCIAL HIGHLIGHTS

                                                                 SIX MONTHS                      EIGHT
                                                                   ENDED                         MONTHS
                                                                FEBRUARY 28,    YEAR ENDED       ENDED          YEAR ENDED
                                                                    1997        AUGUST 31,     AUGUST 31,      DECEMBER 31,
                                                                (UNAUDITED)        1996          1995#        1994      1993
PER SHARE DATA:
Net asset value, beginning of period.........................       $1.00           $1.00         $1.00       $1.00     $1.00
Net investment income........................................        0.02            0.05          0.04        0.04      0.03
Less distributions to shareholders from net investment
  income.....................................................       (0.02)          (0.05)        (0.04)      (0.04)    (0.03)
Net asset value, end of period...............................       $1.00           $1.00         $1.00       $1.00     $1.00
TOTAL RETURN+................................................        2.5%            5.3%          3.8%        4.1%      3.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)......................        $630            $760          $277        $163      $366
Ratios to average net assets:
  Expenses**.................................................       0.41%++         0.39%         0.33%++     0.20%     0.18%
  Net investment income**....................................       4.96%++         5.12%         5.60%++     3.78%     3.00%


                                                                YEAR ENDED
                                                                DECEMBER 31,
                                                                   1992
PER SHARE DATA:
Net asset value, beginning of period.........................   $1.00
Net investment income........................................    0.04
Less distributions to shareholders from net investment
  income.....................................................   (0.04)
Net asset value, end of period...............................   $1.00
TOTAL RETURN+................................................    3.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (in millions)......................    $286
Ratios to average net assets:
  Expenses**.................................................   0.17%
  Net investment income**....................................   3.61%

#  The Fund changed its fiscal year end from December 31 to August 31.

+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.

++ Annualized.

** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                    SIX MONTHS                      EIGHT
                                                                      ENDED                         MONTHS
                                                                   FEBRUARY 28,    YEAR ENDED       ENDED         YEAR ENDED
                                                                       1997        AUGUST 31,     AUGUST 31,     DECEMBER 31,
                                                                   (UNAUDITED)        1996          1995#       1994     1993
Expenses........................................................       0.43%++         0.47%         0.49%++    0.48%    0.52%
Net investment income...........................................       4.95%++         5.04%         5.44%++    3.50%    2.66%

                                                               YEAR ENDED
                                                              DECEMBER 31,
                                                                  1992
Expenses........................................................  0.52%
Net investment income...........................................  3.26%

See accompanying notes to financial statements.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS

     The Evergreen Money Market Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Money Market Funds consist of Evergreen Money Market Fund ("Money Market"), Evergreen Pennsylvania Tax-Free Money Market Fund ("Pennsylvania"), Evergreen Tax Exempt Money Market Fund ("Tax Exempt") and Evergreen Treasury Money Market Fund ("Treasury"), known collectively as the Funds. Money Market is the sole series of Evergreen Money Market Trust, Pennsylvania is a series of Evergreen Tax-Free Trust, Tax Exempt is a series of Evergreen Municipal Trust and Treasury is a series of Evergreen Investment Trust.

     The investment objective of Money Market and Pennsylvania is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity. The investment objective of Tax Exempt is to achieve as high a level of current income exempt from Federal income tax, as is consistent with preserving capital and providing liquidity. Treasury's investment objective is to maintain stability of principal while earning current income.

NOTE 2 -- ACQUISITION INFORMATION

     Effective January 1, 1996, First Union Corporation, the corporate parent of First Union National Bank of North Carolina ("First Union"), the Funds' current investment advisor, consummated a merger with First Fidelity Bancorporation. Effective on the close of business January 19, 1996, the Funds noted below acquired substantially all of the net assets of the following management investment companies previously advised by a subsidiary of First Fidelity Bancorporation through non-taxable exchanges. The net assets acquired, valued at $1 per share, and class of shares exchanged are as follows:

                                                        CLASS OF SHARES       NET ASSETS
ACQUIRED FUND                        ACQUIRING FUND        EXCHANGED           ACQUIRED
FFB Cash Management Fund             Money Market           Class A         $  592,358,361
FFB Lexicon Cash Management Fund     Money Market           Class Y             95,834,929
FFB Tax-Free Money Market Fund       Tax Exempt             Class A            103,129,021
FFB U.S. Treasury Fund               Treasury               Class A          1,070,672,333
FFB U.S. Government Fund             Treasury               Class A            327,532,054
FFB 100% U.S. Treasury Fund          Treasury               Class A             28,227,573

     The aggregate net assets of Money Market, Tax Exempt and Treasury immediately after the acquisitions were $1,865,328,722, $1,141,961,188 and $3,053,739,559, respectively.

     Also, effective January 19, 1996, the FFB Pennsylvania Tax-Free Money Market Fund was renamed Evergreen Pennsylvania Tax-Free Money Market Fund. Shares of the FFB Pennsylvania Tax-Free Money Market Fund's class previously known as the institutional class and service class were redesignated Pennsylvania's Class Y Shares and Class A Shares, respectively. Pennsylvania subsequently changed its fiscal year end to August 31.

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     SECURITY VALUATIONS -- Portfolio securities are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at cost on the date of purchase and thereafter assuming a straight-line amortization of any discount or premium to maturity.

     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the Federal Reserve Bank and are designated as being held on each Fund's behalf by its custodian under a book-entry system. Each Fund monitors the adequacy of the collateral on a daily basis, and can require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment adviser to be creditworthy pursuant to guidelines established by each Funds' Trustees.

     LENDING SECURITIES -- In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 30% of a Fund's total assets and will be collateralized by cash, letters of credit or United States Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the collateral in portfolio securities, thereby increasing its return. A fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

     At February 28, 1997, Treasury had $321,306,844 in Treasury Notes on loan and held $326,754,310 (including interest) in repurchase agreements as collateral.

     The average daily balance of reverse repurchase agreements outstanding during the six months ended February 28, 1997 for Treasury was $90,199,804 at a weighted average interest rate of 5.14%. The maximum amount of borrowing during the six months ended February 28, 1997 was $151,500,000.

     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and other net income to its shareholders. Accordingly, no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 3 -- SIGNIFICANT ACCOUNTING POLICIES -- continued
     At August 31, 1996, the Funds had capital loss carryforwards in the following amounts:

                                               EXPIRATION
                                   2001      2002      2003       2004
Money Market..................         --      --    $516,766         --
Pennsylvania..................   $  3,800      --       6,039    $   378
Tax Exempt....................    177,088    $266      15,847     64,670

     Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Money Market and Tax Exempt have incurred and elected to defer $34,087 and $9, respectively, of such capital losses from the prior fiscal year end to the current fiscal year.

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares are charged to that class. Expenses common to a Trust as a whole are allocated to the funds in that Trust. Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

     USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

     INVESTMENT ADVISORY AGREEMENTS -- First Union is entitled to an annual fee of .35 of 1% of Treasury's average daily net assets pursuant to the Fund's investment advisory agreement. For the six months ended February 28, 1997, First Union voluntarily waived $210,020 of its advisory fee.

     For Pennsylvania, First Union is entitled to an annual advisory fee based on the Fund's net assets in accordance with the following schedule:

     ADVISORY FEE            AVERAGE DAILY NET ASSETS
         0.40%            on the first $500 million
         0.36%            on the next $500 million
         0.32%            on the next $500 million
         0.28%            in excess of $1.5 billion

     For the six months ended February 28, 1997, First Union voluntarily waived $54,465 of its advisory fee for Pennsylvania. First Union can modify or terminate voluntary fee waivers at any time.

     Pursuant to an agreement with Money Market and Tax Exempt's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, Evergreen Asset is entitled to an annual fee based on Money Market and Tax Exempt's average daily net assets in accordance with the following schedule:

     ADVISORY FEE            AVERAGE DAILY NET ASSETS
         0.50%              on the first $1 billion
         0.45%              in excess of $1 billion

     Evergreen Asset has agreed to reimburse Money Market and Tax Exempt to the extent that either Fund's operating expenses (including the investment advisory fee but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceeds 1.00% of its average daily net assets for any fiscal year. For the six months ended February 28, 1997, the expenses of Money Market and Tax Exempt did not exceed this limit. For the

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued

six months ended February 28, 1997, Evergreen Asset voluntarily waived $1,255,415 and $283,470 of its advisory fee for Money Market and Tax Exempt, respectively. Evergreen Asset can modify or terminate these voluntary waivers at any time.

     Lieber & Company, an affiliate of First Union is the investment sub-adviser for Money Market and Tax Exempt. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the Funds.

     ADMINISTRATION AGREEMENT -- Evergreen Asset furnished Money Market and Tax Exempt with administrative services as part of their advisory agreements and accordingly, these Funds did not pay a separate administration fee. Furman Selz LLC ("Furman Selz") was each Fund's sub-administrator through December 31, 1996. Effective January 1, 1997, the BISYS Group Inc. ("BISYS") acquired Furman Selz' mutual fund unit and accordingly, BISYS became sub-administrator for each Fund. For Money Market and Tax Exempt, the sub-administration fee is paid by Evergreen Asset and is not a fund expense.

     For Pennsylvania and Treasury, Evergreen Asset served as administrator and Furman Selz was each Fund's sub-administrator through December 31, 1996. Effective January 1, 1997, BISYS became sub-administrator. The administrator and sub-administrator to the Funds are each entitled an annual fee based on the average daily net assets of the Funds administered by Evergreen Asset or Evergreen Keystone Investment Services ("EKIS"), a subsidiary of First Union, for which First Union or its investment advisory subsidiaries is also the investment adviser. These fees are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
       0.050%                         on the first  $7 billion
       0.035%                         on the next $3 billion
       0.030%                         on the next $5 billion
       0.020%                         on the next $10 billion
       0.015%                         on the next $5 billion
                                      in excess of $30 billion
       0.010%

SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
       0.0100%                        on the first  $7 billion
       0.0075%                        on the next $3 billion
       0.0050%                        on the next $15 billion
                                       in excess of $25 billion
       0.0040%

     Effective March 11, 1997, EKIS began providing the administrative services to the funds that were formerly provided by Evergreen Asset. The administrative fees are unchanged from those charged by Evergreen Asset.

     As sub-administrator, Furman Selz/BISYS provided the officers of the Funds.

     At February 28, 1997, assets for which EKIS was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $29 billion.

     State Street Bank & Trust Company ("State Street") serves as transfer agent, dividend disbursing agent and shareholder servicing agent for each of the Funds. For certain accounts, First Union has been sub-contracted by State Street to maintain shareholder sub-account records, take Fund purchase and redemption orders and answer inquiries. First Union was entitled to a monthly fee which totaled $6,782, $60, $2,019 and $1,031 for the six months ended February 28, 1997 for Money Market, Pennsylvania, Tax Exempt and Treasury, respectively.

     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A Shares and Class B Shares (Money Market only) Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act . Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed .75 of 1% for Class A Shares for Money Market and Tax Exempt and .35 of 1% for Class A Shares for Pennsylvania and Treasury. The payments for Class A Shares for

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 4 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES -- continued

Money Market, Tax Exempt and Treasury were voluntarily limited to .30 of 1% and for Pennsylvania were limited to .09 of 1% of average daily net assets for the six-months ended February 28, 1997. Money Market may incur distribution-related and shareholder servicing expenses, which may not exceed an annual fee of 1% for its Class B Shares.

     In connection with their Plans, the Funds have entered into distribution agreements with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly owned subsidiary of BISYS whereby each Fund will compensate EKD for its services at a rate which may not exceed .30 of 1% of its Class A average daily net assets and 1% of its Class B average daily net assets (Money Market only). A portion of Money Market's Class B Plan, up to .25 of 1% of average daily net assets may constitute a shareholder service fee. EKD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby EKD will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to Money Market's Class B shares.

NOTE 5 -- SHARES OF BENEFICIAL INTEREST

     Money Market and Tax Exempt have an unlimited number of $0.0001 par value shares of beneficial interest authorized. Pennsylvania and Treasury have an unlimited number of $.001 par value shares of beneficial interest authorized. The shares are divided into classes which are designated Class Y, Class A and Class B Shares (Money Market only). Class Y shares are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. The classes have identical voting, dividend, liquidation and other rights, except that Class A and Class B shares bear distribution expenses (see Note 4) and have exclusive voting rights with respect to their distribution plans.

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued
     Transactions in shares of beneficial interest (valued at $1.00 per share) were as follows:

                                                                                                  SIX MONTHS
                                                                                                    ENDED           YEAR ENDED
                                                                                                 FEBRUARY 28,       AUGUST 31,
MONEY MARKET                                                                                         1997              1996
CLASS A
Shares sold..................................................................................    2,013,783,946     3,360,065,151
Shares issued from acquisition of FFB Cash Management Fund...................................               --       592,362,245
Shares issued from reinvestment of distributions.............................................        9,207,708        13,630,468
Shares redeemed..............................................................................   (1,861,861,977)   (2,895,924,591)
Net increase.................................................................................      161,129,677     1,070,133,273
CLASS B
Shares sold..................................................................................        6,906,195        13,107,126
Shares issued from reinvestment of distributions.............................................          184,749           307,330
Shares redeemed..............................................................................       (5,975,312)      (11,123,113)
Net increase.................................................................................        1,115,632         2,291,343
CLASS Y
Shares sold..................................................................................    2,317,326,138     2,902,529,372
Shares issued from acquisition of FFB Lexicon Cash Management Fund...........................               --        95,834,876
Shares issued from reinvestment of distributions.............................................        9,757,700        14,304,225
Shares redeemed..............................................................................   (2,204,927,189)   (2,624,143,977)
Net increase.................................................................................      122,156,649       388,524,496
Total net increase resulting from Fund share transactions....................................      284,401,958     1,460,949,112


                                                                                                  SIX MONTHS        SIX MONTHS
                                                                                                    ENDED             ENDED
                                                                                                 FEBRUARY 28,       AUGUST 31,
PENNSYLVANIA                                                                                         1997              1996
CLASS A
Shares sold..................................................................................       46,555,951        40,205,338
Shares issued from reinvestment of distributions.............................................           83,686            35,417
Shares redeemed..............................................................................      (34,695,876)      (22,377,383)
Net increase.................................................................................       11,943,761        17,863,372
CLASS Y
Shares sold..................................................................................       25,271,967        21,254,692
Shares issued from reinvestment of distributions.............................................          456,320           586,491
Shares redeemed..............................................................................      (34,937,760)      (56,919,288)
Net decrease.................................................................................       (9,209,473)      (35,078,105)
Total net increase (decrease) resulting from Fund share transactions.........................        2,734,288       (17,214,733)

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 5 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                                  SIX MONTHS
                                                                                                    ENDED           YEAR ENDED
                                                                                                 FEBRUARY 28,       AUGUST 31,
TAX EXEMPT                                                                                           1997              1996
CLASS A
Shares sold..................................................................................      634,739,465     1,329,098,871
Shares issued from acquisition of FFB Tax-Free Money Market Fund.............................               --       103,102,728
Shares issued from reinvestment of distributions.............................................        1,666,950         3,435,421
Shares redeemed..............................................................................     (607,345,858)   (1,330,067,450)
Net increase.................................................................................       29,060,557       105,569,570
CLASS Y
Shares sold..................................................................................      631,788,024     1,243,309,865
Shares issued from reinvestment of distributions.............................................        6,466,057        12,767,571
Shares redeemed..............................................................................     (778,095,395)   (1,060,731,679)
Net increase (decrease)......................................................................     (139,841,314)      195,345,757
Total net increase (decrease) resulting from Fund share transactions.........................     (110,780,757)      300,915,327

                                                                                                  SIX MONTHS
                                                                                                    ENDED           YEAR ENDED
                                                                                                 FEBRUARY 28,       AUGUST 31,
TREASURY                                                                                             1997              1996
CLASS A
Shares sold..................................................................................    2,499,162,543     4,828,856,886
Shares issued from acquisition of FFB U.S. Treasury Fund.....................................               --     1,070,688,429
Shares issued from acquisition of FFB U.S. Government Fund...................................               --       327,554,031
Shares issued from acquisition of FFB 100% U.S. Treasury Fund................................               --        28,227,628
Shares issued from reinvestment of distributions.............................................        9,220,141        16,836,594
Shares redeemed..............................................................................   (2,817,240,630)   (4,842,442,130)
Net increase (decrease)......................................................................     (308,857,946)    1,429,721,438
CLASS Y
Shares sold..................................................................................    1,534,552,520     1,613,972,832
Shares issued from reinvestment of distributions.............................................        1,448,706         1,135,483
Shares redeemed..............................................................................   (1,666,437,964)   (1,132,550,470)
Net increase (decrease)......................................................................     (130,436,738)      482,557,845
Total net increase (decrease) resulting from Fund share transactions.........................     (439,294,684)    1,912,279,283

NOTE 6 -- DEFERRED TRUSTEE'S FEES

     Each Trustee may defer any or all compensation related to performance of duties as a Trustee of the Funds. Each Trustee's deferred balances are allocated to deferral accounts which are included in the accrued expenses for each Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported to each Fund's Trustee's fees and expenses. Trustees will

                     COMBINED NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

NOTE 6 -- DEFERRED TRUSTEE'S FEES -- continued be paid either in one lump sum or in quarterly installments for up to ten years at their election, not earlier that either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000. As of February 28, 1997, the value of the Trustees deferral accounts was $29,732, $3,448, $14,406, and $76,505 for Money Market, Pennsylvania, Tax Exempt and Treasury, respectively.

NOTE 7 -- CONCENTRATION OF CREDIT RISK

     Each Fund maintains a diversified portfolio of money market instruments which are deemed, under Rule 2a-7 of the Act, to have a maturity of 397 days or less and whose ratings are determined to be of eligible quality under Securities and Exchange Commission rules. The ability of the issuers of the securities held by the Pennsylvania and Tax Exempt to meet their obligations may be affected by economic developments in a specific industry, state, region or country. Certain instruments may be entitled to the benefit of standby letters of credit or other guarantees of banks or other financial institutions.

NOTE 8 -- LINE OF CREDIT

     A financing agreement was in place with all of the Evergreen Funds and State Street Bank. Under this agreement, State Street provided an unsecured line of credit facility, in the aggregate amount of $50 million, to be accessed by the Evergreen Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Effective October 31, 1996, a new financing agreement was put in place with all of the Evergreen Funds and State Street, Societe Generale and ABN Amro Bank N.V. (collectively, the "Banks"). Under this agreement, the Banks provided an unsecured credit facility in the aggregate amount of $225 million ($112.5 million committed and $112.5 million uncommitted) allocated evenly between the Banks. Borrowings under this facility bear interest at .75% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum will be incurred on the unused portion of the committed facility which would be allocated to all participating funds.

     During the six months ended February 28, 1997, Tax Exempt had borrowings outstanding for 3 days under the line of credit and incurred $28,513 in interest charges related to these borrowings. The Fund's average amount of debt outstanding during the six months ended February 28, 1997 aggregated $47,400,000 at a weighted average interest rate of 7.32%. The Funds had no outstanding borrowings at February 28, 1997.

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
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
                      (This Page Left Blank Intentionally)

                             TRUSTEES AND OFFICERS

                              TRUSTEES:

                              Laurence B. Ashkin*

                              Foster Bam*

                              James S. Howell, Chairman

                              Robert J. Jeffries*+

                              Gerald M. McDonnell

                              Thomas L. McVerry

                              William W. Pettit

                              Russell A. Salton, III M.D.

                              Michael S. Scofield

                              OFFICERS:

                              John J. Pileggi
                              President and Treasurer

                              George O. Martinez
                              Secretary

                              Sheryl Hirschfeld
                              Assistant Secretary

                              Stephen W. St. Clair
                              Assistant Treasurer

     * Not a Trustee for Evergreen Treasury Money Market Fund.
     + Trustee Emeritus

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


                                NOT            May lose value
                                FDIC           No bank guarantee
                                INSURED

                          Evergreen Keystone Distributor, Inc.


Evergreen Keystone(SM) is a Service Mark of Evergreen Keystone Investment Services, Inc. Copyright 1997.


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